UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05199

Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	21
Statement of Operations	23
Statement of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	40
Trustees and Officers	41
Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Core Bond Fund (the Fund) Class 2 shares returned -0.22% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 0.15% for the same time period.

■  An increased emphasis on high quality assets and a focus on financials within investment-grade corporate bonds helped the Fund's relative performance, while energy-related exposure acted as a constraint on results.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	Life
Class 1	04/30/13	-0.07	0.50
Class 2	04/30/13	-0.22	0.27
Barclays U.S. Government/Credit Bond Index		0.15	0.96

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Effective July 1, 2015, the Fund compares its performance to that of the Barclays U.S. Government/Credit Bond Index (replacing the Barclays U.S. Aggregate Bond Index). The Fund's investment manager believes that the new index provides a more appropriate basis for comparing the Fund's performance.

The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2013 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Carl Pappo, CFA

Jason Callan*

*Effective January 19, 2016, Mr. Callan was named a Portfolio Manager of the Fund. Michael Zazzarino no longer serves as a Portfolio Manager of the Fund.

Portfolio Breakdown (%) (at December 31, 2015)
Asset-Backed Securities — Agency	1.4
Asset-Backed Securities — Non-Agency	10.6
Commercial Mortgage-Backed Securities — Non-Agency	8.0
Corporate Bonds & Notes	42.4
Foreign Government Obligations	2.3
Money Market Funds	0.4
Municipal Bonds	1.5
Preferred Debt	0.7
Residential Mortgage-Backed Securities — Agency	5.6
Residential Mortgage-Backed Securities — Non-Agency	2.3
U.S. Government & Agency Obligations	1.6
U.S. Treasury Obligations	23.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at December 31, 2015)
AAA rating	50.3
AA rating	3.8
A rating	15.8
BBB rating	28.2
BB rating	0.6
B rating	0.0	(a)
CCC rating	0.0	(a)
Not rated	1.3
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a) Rounds to zero.

At December 31, 2015, approximately 99.2% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -0.22%. The Fund modestly underperformed its benchmark, the Barclays U.S. Government/Credit Index, which returned 0.15% for the same period. An increased emphasis on high quality assets and a focus on financials within investment-grade corporate bonds helped the Fund's relative performance, while energy-related exposure acted as a constraint on results.

Markets Monitored Fed Policy, China Growth

In 2015, fixed-income markets faced an environment characterized by a lengthy list of concerns and heightened uncertainty. Investors reacted throughout the year to recurrent spikes in geopolitical tensions, rampant speculation over U.S. Federal Reserve (Fed) policy, signs of deteriorating global growth and further declines in the already depressed price of oil.

Early in the year, U.S. Treasury yields drifted downward as the Fed continued to emphasize a sub-par employment backdrop over any need to begin hiking its benchmark fed funds rate. Overseas, global deflation fears led the European Central Bank to join the Bank of Japan in implementing purchases of sovereign bonds. China, for some time the principal source of marginal demand for the global economy, moved more and more onto the center of investor radar screens as it struggled to maintain acceptable growth rates while reforming its economy. The price of oil remained low following its collapse in late 2014, with a crushing impact on a number of emerging market economies. On the geopolitical front, among other concerns, stability in the Middle East remained in the balance and the Greek debt crisis intensified. Against this backdrop, investor risk tolerance levels receded and market volatility increased.

As the period progressed, the U.S. economy's upward trajectory increasingly appeared to be confirmed, and speculation intensified as to the timing of the Fed's first hike. While the central bank continued to signal patience in view of an absence of inflationary pressures, Treasury yields began to trend higher as investors repositioned for the inevitable Fed tightening. However, the move toward higher U.S. market rates would be undermined as energy prices resumed their downward march and as the fallout from slowing China growth dominated economic headlines in the third quarter. China's August devaluation of the renminbi roiled markets and raised fears over a potential global currency war.

Despite faltering growth overseas, the latter part of 2015 saw continued moderate progress in the U.S. economy. In particular, monthly employment numbers increasingly indicated that the domestic recovery

Annual Report 2015
4

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

was nearer to becoming self-sustaining, and expectations for the first hike in the benchmark rate began to center on the Fed's December meeting. The initial 25 basis point hike in fed funds was received as a positive sign with respect to the U.S. economy, and the markets were comfortable with the anticipated pace of future increases.

Yields rose along the length of the Treasury curve for the 12 months, and the curve flattened as the increases were most significant on shorter maturities most directly influenced by Fed policy. Prices generally declined for the more credit sensitive segments of the fixed-income market, with materials- and energy-related issues coming under the most pressure on slowing global demand.

Move to Reduce Risk Helped Results

In addition to a strong focus on individual security selection, the Fund actively manages its exposures to various segments of the U.S. fixed-income market, including U.S. Treasury and government agency issues, corporate bonds, and structured assets such as residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). In this vein, as the period progressed, performance relative to the benchmark was aided by steps taken to lower the Fund's credit sensitivity and overall risk profile. Specifically, the allocation to investment-grade corporate credits was reduced as concerns mounted around China, the dramatic decline in oil prices and slowing global growth generally. In turn, the allocation to government agency and U.S. Treasury securities was increased. This tactical shift proved beneficial as spreads widened and Treasuries outperformed corporate credit over the second half of 2015.

Selection within the Fund's allocation to investment-grade corporate bonds contributed positively to results for the period, in particular a focus on financial issuers. In an environment of heightened uncertainty, we favored financials on the basis of the strengthened capital and liquidity requirements imposed on the sector in the wake of most recent financial crisis. The Fund's energy exposure detracted from relative performance. This was offset to a degree by our focus on pipeline operators over more speculative exploration and production firms within the sector.

Throughout the period, the Fund maintained a relatively conservative stance with respect to overall portfolio duration and corresponding sensitivity to changes in interest rates, which added modestly to relative performance. The Fund shifted its positioning along the yield curve as we sought to take advantage of the market's reaction to the flow of headlines and economic data, with a neutral-to-marginally negative impact on performance for the 12 months.

Derivatives Usage

The Fund used Treasury futures contracts during the annual period to manage duration in executing its strategy of putting on a yield curve flattening bias, a strategy we implemented in mid-2014 and continue to pursue. Also, we reduced the Fund's credit exposure through cash trades and hedging strategies, using single-name and index credit default swaps to offset long cash positions. The use of these derivatives had an overall negative impact on Fund performance during the period.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015
5

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,003.10	1,022.38	2.83	2.85	0.56
Class 2	1,000.00	1,000.00	1,002.00	1,021.12	4.09	4.13	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 42.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.7%
Lockheed Martin Corp. 09/15/21	3.350%	3,046,000	3,120,420
01/15/26	3.550%	4,425,000	4,440,572
05/15/46	4.700%	2,510,000	2,571,171
Total			10,132,163
AUTOMOTIVE 2.5%
Ford Motor Credit Co. LLC 06/15/16	3.984%	5,266,000	5,324,458
02/03/17	4.250%	5,299,000	5,414,036
06/15/18	2.240%	10,550,000	10,454,079
10/05/18	2.551%	4,780,000	4,746,057
Ford Motor Credit Co. LLC(a) 11/08/16	0.794%	4,650,000	4,617,501
General Motors Financial Co., Inc. 01/15/19	3.100%	7,286,000	7,275,414
Total			37,831,545
BANKING 9.7%
Bank of America Corp. 01/11/23	3.300%	4,565,000	4,493,444
Subordinated 05/02/17	5.700%	2,425,000	2,528,974
Bank of New York Mellon Corp. (The) Junior Subordinated(a) 12/29/49	4.500%	8,796,000	8,026,350
Capital One Bank USA NA Subordinated 02/15/23	3.375%	6,035,000	5,905,712
Citigroup, Inc.(a) 08/14/17	0.852%	14,005,000	13,935,129
Subordinated 06/09/16	0.747%	6,654,000	6,634,397
Discover Financial Services 04/27/22	5.200%	1,254,000	1,340,954
11/21/22	3.850%	3,060,000	3,032,084
Fifth Third Bancorp Junior Subordinated(a) 12/31/49	5.100%	5,185,000	4,640,575
HBOS PLC Subordinated(b) 05/21/18	6.750%	3,875,000	4,226,284
HSBC Holdings PLC 01/14/22	4.875%	2,120,000	2,325,434
ING Bank NV(b) 03/15/16	4.000%	5,067,000	5,098,821
JPMorgan Chase & Co. Junior Subordinated(a) 12/31/49	6.100%	6,836,000	6,887,270

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Capital XXI Junior Subordinated(a) 02/02/37	1.279%	528,000	415,800
KeyCorp Capital I Junior Subordinated(a) 07/01/28	1.352%	5,748,000	4,713,360
Lloyds Bank PLC 05/14/18	1.750%	8,730,000	8,711,152
Lloyds Banking Group PLC Subordinated(b) 12/10/25	4.582%	9,788,000	9,817,480
M&T Bank Corp. Junior Subordinated 12/31/49	6.875%	4,766,000	4,766,000
Mellon Capital IV Junior Subordinated(a) 06/29/49	4.000%	180,000	138,713
PNC Financial Services Group, Inc. (The) Junior Subordinated(a) 12/31/49	4.850%	4,447,000	4,169,641
Santander Issuances SAU Subordinated 11/19/25	5.179%	4,200,000	4,136,362
Santander UK Group Holdings PLC(b) Subordinated 09/15/25	4.750%	3,092,000	3,051,207
09/15/45	5.625%	1,044,000	1,042,956
Synchrony Financial 01/15/19	2.600%	2,260,000	2,251,880
U.S. Bancorp Subordinated 07/15/22	2.950%	10,748,000	10,686,113
Wells Fargo & Co. Junior Subordinated(a) 12/31/49	5.900%	22,462,000	22,658,543
Total			145,634,635
CONSTRUCTION MACHINERY 0.2%
John Deere Capital Corp.(a) 01/16/18	0.607%	3,265,000	3,252,900
DIVERSIFIED MANUFACTURING 3.1%
GE Capital Trust I Subordinated(a) 11/15/67	6.375%	3,220,000	3,346,788
General Electric Capital Corp. Subordinated(a) 11/15/67	6.375%	7,622,000	7,959,655

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Electric Co. 10/09/42	4.125%	4,787,000	4,675,879
03/11/44	4.500%	1,890,000	1,945,059
General Electric Co.(a) Junior Subordinated 12/31/49	4.000%	210,000	210,000
12/31/49	4.100%	645,000	643,388
12/31/49	4.200%	27,286,350	27,149,918
Total			45,930,687
ELECTRIC 6.3%
Alabama Power Co. 04/01/25	2.800%	2,695,000	2,600,362
03/01/45	3.750%	2,265,000	2,034,976
Arizona Public Service Co. 11/15/45	4.350%	1,550,000	1,568,059
Commonwealth Edison Co. 08/01/20	4.000%	5,300,000	5,603,997
11/15/45	4.350%	1,475,000	1,484,697
DTE Electric Co. 10/01/20	3.450%	4,010,000	4,190,590
Dominion Resources, Inc. 10/01/25	3.900%	2,571,000	2,573,674
Duke Energy Ohio, Inc. 04/01/19	5.450%	5,538,000	6,089,125
09/01/23	3.800%	6,542,000	6,830,430
Duke Energy Progress, Inc. 08/15/45	4.200%	2,600,000	2,561,606
Florida Power & Light Co. 12/01/25	3.125%	3,565,000	3,571,495
Georgia Power Co. 06/01/17	5.700%	1,687,000	1,780,691
09/01/40	4.750%	675,000	657,456
MidAmerican Energy Co. 10/15/24	3.500%	3,265,000	3,336,693
Nevada Power Co. 09/15/40	5.375%	1,535,000	1,697,474
Niagara Mohawk Power Corp.(b) 08/15/19	4.881%	2,000	2,134
10/01/24	3.508%	3,060,000	3,071,711
Oncor Electric Delivery Co. LLC 06/01/22	4.100%	2,475,000	2,572,065
04/01/25	2.950%	7,723,000	7,255,975
04/01/45	3.750%	2,074,000	1,723,768
PPL Capital Funding, Inc. 06/01/18	1.900%	1,545,000	1,530,517
12/01/22	3.500%	1,340,000	1,349,940
06/01/23	3.400%	5,900,000	5,880,742

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PacifiCorp 06/15/21	3.850%	4,305,000	4,527,878
Pacific Gas & Electric Co. 06/15/23	3.250%	4,562,000	4,572,807
03/01/34	6.050%	2,310,000	2,721,734
Public Service Electric & Gas Co. 06/01/19	1.800%	1,525,000	1,509,299
11/01/45	4.150%	1,745,000	1,727,777
San Diego Gas & Electric Co. 04/01/42	4.300%	2,230,000	2,254,635
Southern California Edison Co. 06/01/21	3.875%	2,971,000	3,144,055
09/01/40	4.500%	355,000	370,264
02/01/45	3.600%	1,980,000	1,793,197
Toledo Edison Co. (The) 05/15/37	6.150%	1,125,000	1,266,344
Total			93,856,167
FINANCE COMPANIES 0.7%
HSBC Finance Corp. Subordinated 01/15/21	6.676%	6,200,000	7,115,591
Visa, Inc. 12/14/45	4.300%	3,360,000	3,408,918
Total			10,524,509
FOOD AND BEVERAGE 1.5%
ConAgra Foods, Inc. 01/25/23	3.200%	5,448,000	5,241,134
08/15/39	6.625%	5,813,000	6,263,566
Molson Coors Brewing Co. 05/01/17	2.000%	5,685,000	5,686,308
05/01/42	5.000%	2,215,000	2,133,049
PepsiCo, Inc. 07/17/45	4.600%	3,225,000	3,412,501
Total			22,736,558
HEALTH CARE 0.5%
Becton Dickinson and Co. 03/01/23	3.300%	2,080,000	2,055,412
05/15/24	3.875%	1,715,000	1,737,245
12/15/44	4.685%	950,000	958,466
Covidien International Finance SA 06/15/23	2.950%	2,870,000	2,824,473
Total			7,575,596
INDEPENDENT ENERGY 0.9%
Anadarko Petroleum Corp. 07/15/24	3.450%	795,000	706,234

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canadian Natural Resources Ltd. 02/01/25	3.900%	1,260,000	1,099,355
03/15/38	6.250%	1,362,000	1,239,668
Cimarex Energy Co. 06/01/24	4.375%	2,555,000	2,266,668
Kerr-McGee Corp. 07/01/24	6.950%	2,230,000	2,395,698
Noble Energy, Inc. 11/15/24	3.900%	2,255,000	2,007,000
11/15/44	5.050%	1,058,000	854,230
Woodside Finance Ltd.(b) 03/05/25	3.650%	3,370,000	2,980,475
Total			13,549,328
INTEGRATED ENERGY 0.9%
BP Capital Markets PLC 03/17/22	3.062%	2,310,000	2,263,530
02/10/24	3.814%	1,055,000	1,054,449
Cenovus Energy, Inc. 08/15/22	3.000%	602,000	533,905
11/15/39	6.750%	3,090,000	2,938,238
Chevron Corp. 12/05/22	2.355%	1,765,000	1,685,383
Mobil Corp. 08/15/21	8.625%	2,560,000	3,357,258
Shell International Finance BV 11/10/18	1.625%	1,275,000	1,267,968
Total			13,100,731
LIFE INSURANCE 1.4%
American International Group, Inc. 02/15/24	4.125%	5,975,000	6,135,793
Massachusetts Mutual Life Insurance Co. Subordinated(b) 04/15/65	4.500%	1,500,000	1,333,481
MetLife Capital Trust X Junior Subordinated(a)(b) 04/08/38	9.250%	4,115,000	5,678,700
MetLife, Inc. 11/13/25	3.600%	1,450,000	1,460,186
05/13/46	4.600%	1,640,000	1,650,847
Junior Subordinated 08/01/39	10.750%	799,000	1,251,434
Teachers Insurance & Annuity Association of America Subordinated(b) 09/15/44	4.900%	2,750,000	2,784,138
Total			20,294,579

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MEDIA AND ENTERTAINMENT 0.4%
Scripps Networks Interactive, Inc. 06/15/22	3.500%	5,774,000	5,555,529
METALS 0.2%
BHP Billiton Finance USA Ltd. Junior Subordinated(a)(b) 10/19/75	6.750%	2,810,000	2,711,650
Vale Overseas Ltd. 11/21/36	6.875%	1,305,000	912,247
Total			3,623,897
MIDSTREAM 1.3%
Columbia Pipeline Group, Inc.(b) 06/01/25	4.500%	4,029,000	3,651,241
06/01/45	5.800%	1,100,000	965,670
Kinder Morgan Energy Partners LP 02/01/19	2.650%	1,006,000	930,021
03/01/21	3.500%	4,301,000	3,848,866
09/01/23	3.500%	395,000	327,501
Kinder Morgan, Inc. 12/01/17	2.000%	2,810,000	2,707,415
02/15/46	5.050%	1,516,000	1,124,284
Plains All American Pipeline LP/Finance Corp. 10/15/25	4.650%	3,884,000	3,390,542
Southern Natural Gas Co. LLC 03/01/32	8.000%	2,857,000	2,805,528
Total			19,751,068
NATURAL GAS 1.2%
NiSource Finance Corp. 02/15/23	3.850%	3,461,000	3,528,216
12/15/40	6.250%	1,047,000	1,239,190
Sempra Energy 06/01/16	6.500%	3,470,000	3,533,022
11/15/20	2.850%	2,405,000	2,403,490
10/01/22	2.875%	5,220,000	5,051,269
11/15/25	3.750%	2,550,000	2,543,921
Total			18,299,108
OIL FIELD SERVICES 0.5%
Halliburton Co. 11/15/22	3.375%	1,235,000	1,215,406
11/15/25	3.800%	911,000	887,061
11/15/45	5.000%	1,010,000	998,428
Noble Holding International Ltd. 03/16/18	4.000%	2,960,000	2,680,336
04/01/45	6.950%	1,411,000	902,876
Total			6,684,107

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OTHER INDUSTRY 0.6%
Board of Trustees of the Leland Stanford Junior University (The) 05/01/47	3.460%	1,320,000	1,246,170
President and Fellows of Harvard College(b) 01/15/39	6.500%	2,820,000	3,890,122
University of Notre Dame du Lac 02/15/45	3.438%	4,430,000	4,133,367
Total			9,269,659
PHARMACEUTICALS 3.4%
Actavis Funding SCS 03/12/20	3.000%	855,000	854,320
03/15/22	3.450%	1,290,000	1,291,407
06/15/24	3.850%	1,405,000	1,407,502
03/15/35	4.550%	3,575,000	3,474,389
Actavis Funding SCS(a) 09/01/16	1.289%	1,360,000	1,360,832
Actavis Funding 03/15/45	4.750%	1,825,000	1,779,457
Forest Laboratories LLC(b) 02/01/19	4.375%	2,975,000	3,116,539
02/15/21	4.875%	1,840,000	1,992,356
Gilead Sciences, Inc. 03/01/46	4.750%	2,693,000	2,725,386
Johnson & Johnson 12/05/33	4.375%	5,504,000	6,070,808
Novartis Capital Corp. 11/20/25	3.000%	6,060,000	5,975,396
11/20/45	4.000%	4,365,000	4,275,395
Roche Holdings, Inc.(b) 09/30/19	2.250%	16,990,000	17,078,705
Total			51,402,492
PROPERTY & CASUALTY 0.6%
ACE INA Holdings, Inc. 11/03/22	2.875%	2,114,000	2,097,959
05/03/26	3.350%	1,432,000	1,427,612
11/03/45	4.350%	1,141,000	1,159,407
Liberty Mutual Group, Inc.(b) 06/01/21	5.000%	2,127,000	2,274,878
Transatlantic Holdings, Inc. 11/30/39	8.000%	1,105,000	1,419,667
Total			8,379,523
RAILROADS 1.6%
BNSF Funding Trust I Junior Subordinated(a) 12/15/55	6.613%	3,129,000	3,488,835

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Burlington Northern Santa Fe LLC 03/15/23	3.000%	1,170,000	1,153,003
CSX Corp. 03/15/18	6.250%	6,300,000	6,855,780
Canadian Pacific Railway Co. 03/15/23	4.450%	1,177,000	1,248,731
09/15/35	4.800%	1,705,000	1,683,706
09/15/15	6.125%	1,858,000	1,882,091
Union Pacific Corp. 02/01/21	4.000%	1,989,000	2,125,573
03/15/24	3.750%	4,345,000	4,558,405
02/01/55	3.875%	430,000	377,960
11/15/65	4.375%	1,275,000	1,181,893
Total			24,555,977
RESTAURANTS 0.1%
McDonalds Corp. 12/09/35	4.700%	1,450,000	1,444,634
RETAIL REIT 0.3%
Kimco Realty Corp. 11/01/22	3.400%	2,372,000	2,349,677
06/01/23	3.125%	2,663,000	2,578,264
Total			4,927,941
RETAILERS 1.1%
CVS Health Corp.(b) 12/01/22	4.750%	6,502,000	6,966,951
CVS Pass-Through Trust(b) 08/11/36	4.163%	3,561,875	3,455,804
Macys Retail Holdings, Inc. 01/15/21	3.450%	2,740,000	2,725,062
Wal-Mart Stores, Inc. 08/15/37	6.500%	2,775,000	3,584,318
Total			16,732,135
SUPERMARKETS 0.2%
Whole Foods Market, Inc.(b) 12/03/25	5.200%	2,460,000	2,456,359
SUPRANATIONAL 0.3%
European Investment Bank 05/30/17	5.125%	3,985,000	4,205,171
TECHNOLOGY 0.2%
Hewlett Packard Enterprise Co.(b) 10/15/20	3.600%	292,000	292,670
10/15/35	6.200%	1,265,000	1,218,983
10/15/45	6.350%	1,482,000	1,406,925
Total			2,918,578

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TOBACCO 0.1%
Imperial Tobacco Finance PLC(b) 07/20/18	2.050%	991,000	985,504
TRANSPORTATION SERVICES 0.6%
ERAC U.S.A. Finance LLC(b) 10/15/22	3.300%	2,135,000	2,100,390
11/01/25	3.800%	3,550,000	3,512,849
FedEx Corp. 11/15/45	4.750%	3,055,000	3,026,784
Total			8,640,023
WIRELINES 1.6%
AT&T, Inc. 12/15/42	4.300%	2,140,000	1,828,621
05/15/46	4.750%	2,150,000	1,968,531
DIRECTV Holdings LLC/Financing Co., Inc. 03/15/22	3.800%	2,455,000	2,470,523
04/01/24	4.450%	1,975,000	2,028,507
Verizon Communications, Inc. 11/01/21	3.000%	1,513,000	1,508,747
09/15/23	5.150%	7,731,000	8,498,889
03/15/34	5.050%	2,054,000	2,046,437
01/15/36	4.272%	2,130,000	1,922,960
09/15/43	6.550%	1,470,000	1,745,199
Total			24,018,414
Total Corporate Bonds & Notes (Cost: $644,868,599)			638,269,517

Residential Mortgage-Backed Securities —
Agency 5.6%

Federal Home Loan Mortgage Corp. 08/01/24	8.000%	8,145	9,250
01/01/25	9.000%	2,460	2,781
09/01/28 - 04/01/33	6.000%	186,001	212,160
04/01/30 - 04/01/32	7.000%	88,297	102,493
06/01/33	5.500%	93,312	104,537
Federal Home Loan Mortgage Corp.(c) 07/01/37	6.000%	2,619,408	2,984,115
Federal National Mortgage Association 11/01/21 - 04/01/22	8.000%	3,466	3,753
04/01/23	8.500%	3,156	3,323
06/01/24	9.000%	5,753	6,256
02/01/27 - 09/01/31	7.500%	34,225	37,788

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/28 - 08/01/35	6.000%	2,165,431	2,472,429
02/01/29 - 09/01/36	5.500%	4,547,338	5,130,630
05/01/29 - 07/01/38	7.000%	3,042,178	3,663,373
08/01/40	4.500%	6,753,976	7,309,691
03/01/41 - 05/01/43	3.500%	5,186,623	5,369,379
05/01/41	5.000%	1,089,343	1,202,528
09/01/41 - 09/01/45	4.000%	15,128,722	16,030,374
CMO Series 2013-121 Class KD 08/25/41	3.500%	16,710,146	17,331,714
Federal National Mortgage Association(d) 01/01/31	2.500%	4,870,000	4,917,223
01/13/46	4.500%	12,500,000	13,498,437
Government National Mortgage Association 09/20/42	3.500%	3,479,691	3,638,445
Total Residential Mortgage-Backed Securities — Agency (Cost: $83,851,121)			84,030,679

Residential Mortgage-Backed Securities —
Non-Agency 2.3%

BCAP LLC Trust CMO Series 2012-RR10 Class 9A1(a)(b) 10/26/35	2.842%	4,879,634	4,919,676
Citigroup Mortgage Loan Trust, Inc.(a) CMO Series 2015-A Class A4 06/25/58	4.250%	2,239,189	2,325,538
Citigroup Mortgage Loan Trust, Inc.(a)(b) CMO Series 2012-7 Class 12A1 03/25/36	2.763%	312,947	312,680
Citigroup Mortgage Loan Trust, Inc.(b) CMO Series 2012-A Class A 06/25/51	2.500%	685,309	674,539
Credit Suisse Mortgage Capital Certificates(a)(b) CMO Series 2011-16R Class 7A3 12/27/36	3.445%	165,554	165,975
Credit Suisse Mortgage Capital Certificates(b) CMO Series 2011-17R Class 2A1 12/27/37	3.400%	78,177	78,350
Jefferies Resecuritization Trust CMO Series 2009-R6 Class 6A1(a)(b) 10/26/35	2.735%	3,262,601	3,320,763
New Residential Mortgage Loan Trust(b) CMO Series 2014-1A Class A 01/25/54	3.750%	4,682,809	4,772,872

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-1A Class A3 04/25/52	3.750%	2,255,422	2,307,788
Series 2014-2A Class A3 05/25/54	3.750%	2,335,598	2,371,761
Nomura Asset Acceptance Corp. Alternative Loan Trust(a) CMO Series 2007-1 Class 1A3 (AGM) 03/25/47	5.957%	60,334	61,653
CMO Series 2007-1 Class 1A4 (AGM) 03/25/47	6.138%	382,110	390,405
RBSSP Resecuritization Trust CMO Series 2010-1 Class 3A1(a)(b) 08/26/35	2.783%	6,746,667	6,784,014
Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2004-21XS Class 2A6A(a) 12/25/34	5.240%	6,960	7,100
WaMu Mortgage Pass-Through Certificates CMO Series 2003-AR8 Class A(a) 08/25/33	2.484%	6,077,266	6,222,871
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $35,039,072)			34,715,985

Commercial Mortgage-Backed Securities —
Non-Agency 8.0%

American Homes 4 Rent Trust(b) Series 2014-SFR2 Class A 10/17/36	3.786%	5,821,795	5,859,465
Series 2014-SFR3 Class A 12/17/36	3.678%	6,769,788	6,759,251
Series 2015-SFR2 Class A 10/17/45	3.732%	732,947	731,642
American Homes 4 Rent Series 2015-SFR1 Class A(b) 04/17/52	3.467%	10,137,229	9,953,015
Colony Multifamily Mortgage Trust Series 2014-1 Class A(b) 04/20/50	2.543%	10,374,683	10,333,008
Commercial Mortgage Trust Series 2007-C9 Class AM 12/10/49	5.650%	10,745,000	11,246,466
Series 2015-CR22 Class A5 03/10/48	3.309%	1,940,000	1,924,961
Series 2015-LC19 Class A4 02/10/48	3.183%	835,000	823,461
Credit Suisse Commercial Mortgage Trust Series 2007-C3 Class A4(a) 06/15/39	5.699%	5,465,757	5,611,533

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates Series 2010-RR4 Class 2A(b) 09/18/39	5.467%	851,822	857,552
DBUBS Mortgage Trust Series 2011-LC2A Class A4(b) 07/10/44	4.537%	6,960,000	7,500,413
GS Mortgage Securities Corp. II Series 2015-GC30 Class A3 05/10/50	3.119%	5,000,000	4,864,836
GS Mortgage Securities Trust Series 2015-GC34 Class A4 10/10/48	3.506%	2,550,000	2,551,399
Invitation Homes Trust Series 2015-SFR3 Class A(a)(b) 08/17/32	1.631%	5,188,352	5,082,057
JPMBB Commercial Mortgage Securities Trust Series 2015-C27 Class A4 02/15/48	3.179%	1,765,000	1,738,664
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6 Class A3 05/15/45	3.507%	3,971,000	4,095,334
JPMorgan Chase Commercial Mortgage Securities Trust(a) Series 2006-CB14 Class AM 12/12/44	5.488%	3,116,307	3,112,872
LB Commercial Mortgage Trust Series 2007-C3 Class AM(a) 07/15/44	5.899%	10,920,000	11,462,254
LB-UBS Commercial Mortgage Trust Series 2007-C2 Class A3 02/15/40	5.430%	2,157,467	2,214,183
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20 Class A3 02/15/48	2.988%	1,125,000	1,095,319
Morgan Stanley Re-Remic Trust(a)(b) Series 2009-GG10 Class A4B 08/12/45	5.795%	2,894,000	2,990,594
Series 2010-GG10 Class A4B 08/15/45	5.795%	1,580,000	1,639,372
WF-RBS Commercial Mortgage Trust Series 2014-C24 Class A5 11/15/47	3.607%	1,415,000	1,435,357
Wells Fargo Commercial Mortgage Trust Series 2015-C26 Class A4 02/15/48	3.166%	1,780,000	1,740,023
Series 2015-C27 Class A4 02/15/48	3.190%	3,350,000	3,311,620
Series 2015-C28 Class A3 05/15/48	3.290%	6,000,000	5,958,935
Series 2015-LC20 Class A4 04/15/50	2.925%	3,750,000	3,609,037

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-LC20 Class A5 04/15/50	3.184%	1,350,000	1,319,094
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $124,015,140)			119,821,717

Asset-Backed Securities — Agency 1.5%

United States Small Business Administration Series 2012-20G Class 1 07/01/32	2.380%	613,781	611,862
Series 2012-20I Class 1 09/01/32	2.200%	1,190,264	1,179,124
Series 2012-20J Class 1 10/01/32	2.180%	4,181,822	4,129,574
Series 2012-20L Class 1 12/01/32	1.930%	611,872	593,928
Series 2013-20E Class 1 05/01/33	2.070%	734,684	717,680
Series 2013-20G Class 1 07/01/33	3.150%	1,489,078	1,533,647
Series 2013-20L Class 1 12/01/33	3.380%	808,911	841,930
Series 2014-20C Class 1 03/01/34	3.210%	1,078,715	1,115,172
Series 2014-20D Class 1 04/01/34	3.110%	3,388,319	3,474,134
Series 2014-20F Class 1 06/01/34	2.990%	2,008,050	2,031,932
Series 2015-20C Class 1 03/01/35	2.720%	242,240	243,193
Series 2015-20E Class 1 05/01/35	2.770%	2,153,376	2,144,280
Series 2015-20F Class 1 06/01/35	2.980%	3,082,475	3,104,412
Total Asset-Backed Securities — Agency (Cost: $21,296,964)			21,720,868

Asset-Backed Securities — Non-Agency 10.7%

ARI Fleet Lease Trust Series 2014-A Class A2(b) 11/15/22	0.810%	2,831,795	2,826,646
Ascentium Equipment Receivables Series 2015-1A Class A2(b) 07/10/17	1.150%	1,511,330	1,507,870
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A Class A(b) 12/20/21	2.630%	3,185,000	3,158,213

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cabela's Credit Card Master Note Trust Series 2015-2 Class A1 07/17/23	2.250%	2,700,000	2,675,070
Cabela's Credit Card Master Note Trust(a)(b) Series 2012-1A Class A2 02/18/20	0.861%	1,125,000	1,125,832
Cabela's Master Credit Card Trust Series 2014-1 Class A(a) 03/16/20	0.681%	1,668,000	1,664,842
Capital One Multi-Asset Execution Trust Series 2015-A2 Class A2 03/15/23	2.080%	11,090,000	10,989,437
Series 2015-A8 Class A8 08/15/23	2.050%	2,925,000	2,872,856
CarMax Auto Owner Trust Series 2015-3 Class A3 05/15/20	1.630%	3,595,000	3,577,526
Chase Issuance Trust Series 2012-A4 Class A4 08/16/21	1.580%	1,970,000	1,940,169
Chesapeake Funding LLC(a)(b) Series 2011-2A Class A 04/07/24	1.519%	1,550,130	1,562,117
Series 2012-2A Class A 05/07/24	0.719%	1,027,705	1,027,326
Series 2013-1A Class A 01/07/25	0.719%	936,094	935,688
Citibank Credit Card Issuance Trust Series 2014-A1 Class A1 01/23/23	2.880%	9,345,000	9,542,582
Series 2014-A5 Class A5 06/07/23	2.680%	1,980,000	2,009,696
Series 2014-A6 Class A6 07/15/21	2.150%	1,305,000	1,311,244
Countrywide Home Equity Loan Trust Series 2007-S2 Class A3 (NPFGC) 05/25/37	5.813%	275,966	272,578
Series 2007-S2 Class A6 (NPFGC) 05/25/37	5.779%	291,469	289,608
Discover Card Execution Note Trust Series 2012-A6 Class A6 01/18/22	1.670%	1,310,000	1,292,124
Series 2015-A2 Class A 10/17/22	1.900%	12,150,000	11,956,668
Enterprise Fleet Financing LLC(b) Series 2013-2 Class A2 03/20/19	1.060%	1,285,933	1,285,602
Series 2015-1 Class A2 09/20/20	1.300%	2,980,000	2,969,482
Series 2015-2 Class A2 02/22/21	1.590%	2,295,000	2,293,201

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Auto Owner Trust(b) Series 2014-2 Class A 04/15/26	2.310%	5,785,000	5,775,502
Series 2015-1 Class A 07/15/26	2.120%	8,995,000	8,881,551
Series 2015-2 Class A 01/15/27	2.440%	2,655,000	2,646,565
Ford Credit Floorplan Master Owner Trust Series 2013-2 Class A(b) 03/15/22	2.090%	3,590,000	3,582,011
GE Dealer Floorplan Master Note Trust Series 2015-1 Class A(a) 01/20/20	0.902%	5,070,000	5,034,599
GM Financial Automobile Leasing Trust Series 2015-1 Class A2 12/20/17	1.100%	5,729,200	5,720,385
Series 2015-3 Class A3 03/20/19	1.690%	1,720,000	1,706,941
GreatAmerica Leasing Receivables Funding LLC Series 2015-1 Class A2(b) 06/20/17	1.120%	2,456,587	2,452,137
Hertz Fleet Lease Funding LP(a)(b) Series 2013-3 Class A 12/10/27	0.843%	5,282,107	5,286,354
Series 2014-1 Class A 04/10/28	0.693%	1,520,128	1,520,822
Hertz Vehicle Financing II LP Series 2015-3A Class A(b) 09/25/21	2.670%	2,750,000	2,713,743
Honda Auto Receivables Owner Trust Series 2013-4 Class A3 09/18/17	0.690%	2,039,390	2,037,148
Series 2015-3 Class A3 04/18/19	1.270%	5,270,000	5,253,491
Hyundai Floorplan Master Owner Trust Series 2013-1A Class A(a)(b) 05/15/18	0.681%	8,135,000	8,135,649
MMAF Equipment Finance LLC Series 2014-AA Class A2(b) 04/10/17	0.520%	2,319,517	2,317,750
Navitas Equipment Receivables LLC Series 2015-1 Class A2(b) 11/15/18	2.120%	5,195,000	5,202,476
New York City Tax Lien Trust Series 2014-A Class A(b) 11/10/27	1.030%	318,527	317,995
Nissan Auto Receivables Owner Trust Series 2015-A Class A1(a) 01/15/20	0.731%	3,615,000	3,610,282

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PFS Tax Lien Trust Series 2014-1 Class NOTE(b) 04/15/16	1.440%	1,401,388	1,396,296
SLM Student Loan Trust Series 2014-2 Class A1(a) 07/25/19	0.672%	1,176,459	1,174,309
SMART ABS Trust Series 2013-2US Class A3A 01/14/17	0.830%	100,674	100,665
SMART Trust Series 2012-1USA Class A4A(b) 12/14/17	2.010%	469,962	470,696
Toyota Auto Receivables Owner Trust Series 2015-C Class A3 06/17/19	1.340%	5,635,000	5,616,134
Westlake Automobile Receivables Trust Series 2014-1A Class A2(b) 05/15/17	0.700%	25,344	25,344
Wheels SPV 2 LLC Series 2015-1A Class A2(b) 04/22/24	1.270%	740,000	739,752
World Financial Network Credit Card Master Trust Series 2012-D Class A 04/17/23	2.150%	2,165,000	2,159,010
Series 2015-B Class A 06/17/24	2.550%	5,010,000	5,018,878
World Omni Automobile Lease Securitization Trust Series 2015-A Class A3 10/15/18	1.540%	2,275,000	2,265,311
Total Asset-Backed Securities — Non-Agency (Cost: $160,912,710)			160,248,173

U.S. Treasury Obligations 23.4%

U.S. Treasury 04/15/16	0.250%	13,500,000	13,497,367
05/15/16	0.250%	9,000,000	8,993,673
10/31/17	0.750%	55,651,000	55,351,008
12/15/18	1.250%	41,147,000	41,056,991
11/30/20	1.625%	59,611,100	59,266,473
07/31/22	2.000%	2,685,000	2,677,764
11/30/22	2.000%	15,583,100	15,497,876
11/15/25	2.250%	50,534,900	50,422,359
U.S. Treasury(c) 08/15/45	2.875%	42,592,600	41,366,402
U.S. Treasury(c)(e) STRIPS 02/15/40	0.000%	38,410,800	18,586,717

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(e) STRIPS 11/15/18	0.000%	19,436,000	18,709,618
11/15/19	0.000%	11,055,900	10,365,238
11/15/41	0.000%	13,661,000	6,226,151
05/15/43	0.000%	19,069,000	8,127,742
Total U.S. Treasury Obligations (Cost: $348,538,593)			350,145,379

U.S. Government & Agency Obligations 1.6%

Residual Funding Corp.(e) STRIPS 01/15/21	0.000%	20,703,000	18,528,419
01/15/30	0.000%	8,428,000	5,331,199
04/15/30	0.000%	1,250,000	781,461
Total U.S. Government & Agency Obligations (Cost: $24,586,045)			24,641,079

Foreign Government Obligations(f) 2.3%

COLOMBIA 0.1%
Colombia Government International Bond 01/18/41	6.125%	839,000	814,171
FRANCE 0.4%
Electricite de France SA(b) 10/13/55	5.250%	6,405,000	6,102,588
MEXICO 1.3%
Mexico Government International Bond 03/15/22	3.625%	7,738,000	7,784,428
Petroleos Mexicanos 03/01/18	5.750%	8,930,000	9,296,130
06/15/35	6.625%	2,195,000	1,961,781
Total			19,042,339
PANAMA 0.1%
Panama Government International Bond 01/26/36	6.700%	965,000	1,145,938
PERU 0.1%
Peruvian Government International Bond 03/14/37	6.550%	675,000	779,625
PHILIPPINES —%
Philippine Government International Bond 10/23/34	6.375%	270,000	352,018

Foreign Government Obligations(f) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
QATAR 0.3%
Nakilat, Inc.(b) 12/31/33	6.067%	4,267,000	4,685,166
Ras Laffan Liquefied Natural Gas Co., Ltd. III(b) 09/30/16	5.832%	554,140	565,201
Total			5,250,367
URUGUAY —%
Uruguay Government International Bond 11/20/45	4.125%	725,000	561,875
Total Foreign Government Obligations (Cost: $35,589,384)			34,048,921

Municipal Bonds 1.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 0.9%
Los Angeles Unified School District Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009 07/01/34	5.750%	3,310,000	3,987,457
State of California Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009 04/01/39	7.550%	6,170,000	8,969,144
Total			12,956,601
ILLINOIS 0.3%
City of Chicago Waterworks Refunding Revenue Bonds 2nd Lien Series 2012 11/01/42	5.000%	2,320,000	2,484,604
Revenue Bonds Build America Bonds Series 2010 11/01/40	6.742%	625,000	710,350
City of Chicago Unlimited General Obligation Taxable Bonds Series 2015B 01/01/33	7.375%	550,000	574,140
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011 03/01/16	4.961%	130,000	130,755
Total			3,899,849

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
KENTUCKY 0.1%
Kentucky Asset Liability Commission Taxable Revenue Bonds Series 2010 04/01/18	3.165%	2,221,810	2,256,559
OHIO 0.2%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B 01/01/35	4.532%	3,315,000	3,508,099
Total Municipal Bonds (Cost: $22,178,764)			22,621,108

Preferred Debt 0.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BANKING 0.6%
M&T Bank Corp.(a) 12/31/49	6.375%	270	289,575
PNC Financial Services Group, Inc. (The)(a) 12/31/49	6.125%	192,350	5,489,669

Preferred Debt (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Bancorp(a) 12/31/49	6.500%	121,879	3,497,927
Total			9,277,171
PROPERTY & CASUALTY 0.1%
Allstate Corp. (The)(a) 01/15/53	5.100%	36,723	906,691
Total Preferred Debt (Cost: $9,280,003)			10,183,862

Money Market Funds 0.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(g)(h)	5,950,743	5,950,743
Total Money Market Funds (Cost: $5,950,743)		5,950,743
Total Investments (Cost: $1,516,107,138)		1,506,398,031
Other Assets & Liabilities, Net		(10,571,602)
Net Assets		1,495,826,429

At December 31, 2015, securities totaling $1,984,618 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	235	USD	29,587,969	03/2016	—	(60,611)
US 5YR NOTE	73	USD	8,637,383	03/2016	—	(2,420)
US ULTRA BOND CBT	89	USD	14,123,188	03/2016	—	(124,346)
Total			52,348,540		—	(187,377)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE (CBT)	(179)	USD	(38,884,953)	03/2016	50,131	—
US LONG BOND(CBT)	(7)	USD	(1,076,250)	03/2016	—	(2,201)
US LONG BOND(CBT)	(58)	USD	(8,917,500)	03/2016	—	(38,167)
Total			(48,878,703)		50,131	(40,368)

Credit Default Swap Contracts Outstanding at December 31, 2015
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	McDonald's Corp.	12/20/20	1.000	4,435,000	(143,286)	116,640	(1,355)	—	(28,001)
Goldman Sachs International	Bank of America Corp.	12/20/20	1.000	3,665,000	(51,577)	8,598	(1,120)	—	(44,099)
Goldman Sachs International	Bank of America Corp.	12/20/20	1.000	10,530,000	(148,188)	129,348	(3,218)	—	(22,058)
Goldman Sachs International	Barclays Bank, PLC	12/20/20	1.000	1,825,000	(37,227)	36,409	(558)	—	(1,376)
Goldman Sachs International	Citigroup, Inc.	12/20/20	1.000	3,665,000	(35,432)	(8,561)	(1,120)	—	(45,113)
Goldman Sachs International	Morgan Stanley	12/20/20	1.000	3,665,000	(33,294)	(8,561)	(1,120)	—	(42,975)
Goldman Sachs International	Morgan Stanley	12/20/20	1.000	5,130,000	(46,603)	(16,777)	(1,568)	—	(64,948)
Goldman Sachs International	Morgan Stanley	12/20/20	1.000	3,660,000	(33,250)	(20,490)	(1,118)	—	(54,858)
JPMorgan	Goldman Sachs Group, Inc.	12/20/20	1.000	3,665,000	(32,827)	(11,986)	(1,120)	—	(45,933)
JPMorgan	Morgan Stanley	12/20/20	1.000	36,615,000	(332,628)	102,985	(11,188)	—	(240,831)
Morgan Stanley	Goldman Sachs Group, Inc.	12/20/20	1.000	18,320,000	(164,093)	(42,792)	(5,598)	—	(212,483)
Morgan Stanley	Goldman Sachs Group, Inc.	12/20/20	1.000	2,195,000	(19,661)	(11,269)	(671)	—	(31,601)
Total								—	(834,276)

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2015, the value of these securities amounted to $256,089,345 or 17.12% of net assets.

(c)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  Zero coupon bond.

(f)  Principal and interest may not be guaranteed by the government.

(g)  The rate shown is the seven-day current annualized yield at December 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

(h)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	15,683,736	570,314,878	(580,047,871)	5,950,743	15,418	5,950,743

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

CMO  Collateralized Mortgage Obligation

NPFGC  National Public Finance Guarantee Corporation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	638,269,517	—	638,269,517
Residential Mortgage-Backed Securities — Agency	—	84,030,679	—	84,030,679
Residential Mortgage-Backed Securities — Non-Agency	—	34,715,985	—	34,715,985
Commercial Mortgage-Backed Securities — Non-Agency	—	119,821,717	—	119,821,717
Asset-Backed Securities — Agency	—	21,720,868	—	21,720,868
Asset-Backed Securities — Non-Agency	—	160,248,173	—	160,248,173
U.S. Treasury Obligations	288,129,913	62,015,466	—	350,145,379
U.S. Government & Agency Obligations	—	24,641,079	—	24,641,079
Foreign Government Obligations	—	34,048,921	—	34,048,921
Municipal Bonds	—	22,621,108	—	22,621,108
Preferred Debt	10,183,862	—	—	10,183,862
Money Market Funds	—	5,950,743	—	5,950,743
Total Investments	298,313,775	1,208,084,256	—	1,506,398,031
Derivatives
Assets
Futures Contracts	50,131	—	—	50,131
Liabilities
Futures Contracts	(227,745)	—	—	(227,745)
Swap Contracts	—	(834,276)	—	(834,276)
Total	298,136,161	1,207,249,980	—	1,505,386,141

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	15,683,736	15,683,736	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,510,156,395)	$1,500,447,288
Affiliated issuers (identified cost $5,950,743)	5,950,743
Total investments (identified cost $1,516,107,138)	1,506,398,031
Cash	28,543
Premiums paid on outstanding swap contracts	120,436
Receivable for:
Investments sold	11,042,998
Investments sold on a delayed delivery basis	3,284,640
Capital shares sold	2,307
Dividends	62,746
Interest	8,060,505
Foreign tax reclaims	4,949
Variation margin	138,864
Expense reimbursement due from Investment Manager	11,125
Prepaid expenses	9,690
Trustees' deferred compensation plan	20,261
Total assets	1,529,185,095
Liabilities
Unrealized depreciation on swap contracts	834,276
Premiums received on outstanding swap contracts	393,980
Payable for:
Investments purchased	10,620,610
Investments purchased on a delayed delivery basis	18,432,745
Capital shares purchased	2,237,097
Variation margin	49,252
Investment management fees	546,649
Distribution and/or service fees	2,660
Transfer agent fees	76,878
Administration fees	83,248
Compensation of board members	295
Chief compliance officer expenses	202
Other expenses	60,513
Trustees' deferred compensation plan	20,261
Total liabilities	33,358,666
Net assets applicable to outstanding capital stock	$1,495,826,429

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

Represented by
Paid-in capital	$1,488,930,341
Undistributed net investment income	32,424,776
Accumulated net realized loss	(14,807,691)
Unrealized appreciation (depreciation) on:
Investments	(9,709,107)
Futures contracts	(177,614)
Swap contracts	(834,276)
Total — representing net assets applicable to outstanding capital stock	$1,495,826,429
Class 1
Net assets	$1,483,185,107
Shares outstanding	151,154,191
Net asset value per share	$9.81
Class 2
Net assets	$12,641,322
Shares outstanding	1,291,375
Net asset value per share	$9.79

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$660,752
Dividends — affiliated issuers	15,418
Interest	41,455,435
Total income	42,131,605
Expenses:
Investment management fees	6,763,328
Distribution and/or service fees
Class 2	25,722
Transfer agent fees
Class 1	945,713
Class 2	6,173
Administration fees	1,026,894
Compensation of board members	45,082
Custodian fees	46,165
Printing and postage fees	24,484
Audit fees	37,680
Legal fees	56,475
Chief compliance officer expenses	781
Other	35,272
Total expenses	9,013,769
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(101,426)
Total net expenses	8,912,343
Net investment income	33,219,262
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	796,928
Futures contracts	(4,300,472)
Swap contracts	5,518
Net realized loss	(3,498,026)
Net change in unrealized appreciation (depreciation) on:
Investments	(29,543,408)
Futures contracts	1,413,232
Swap contracts	(1,031,807)
Net change in unrealized depreciation	(29,161,983)
Net realized and unrealized loss	(32,660,009)
Net increase in net assets resulting from operations	$559,253

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$33,219,262	$33,659,619
Net realized gain (loss)	(3,498,026)	9,934,963
Net change in unrealized appreciation (depreciation)	(29,161,983)	49,098,641
Net increase in net assets resulting from operations	559,253	92,693,223
Distributions to shareholders
Net investment income
Class 1	(33,510,853)	(19,608,808)
Class 2	(185,943)	(34,727)
Total distributions to shareholders	(33,696,796)	(19,643,535)
Decrease in net assets from capital stock activity	(29,046,474)	(292,661,119)
Total decrease in net assets	(62,184,017)	(219,611,431)
Net assets at beginning of year	1,558,010,446	1,777,621,877
Net assets at end of year	$1,495,826,429	$1,558,010,446
Undistributed net investment income	$32,424,776	$33,199,486

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	42,774,782	429,209,553	3,514,577	35,040,400
Distributions reinvested	3,426,468	33,510,853	1,986,708	19,608,807
Redemptions	(49,857,413)	(497,298,663)	(35,742,784)	(353,111,723)
Net decrease	(3,656,163)	(34,578,257)	(30,241,499)	(298,462,516)
Class 2 shares
Subscriptions	751,390	7,473,039	613,153	6,059,166
Distributions reinvested	19,032	185,943	3,522	34,727
Redemptions	(215,431)	(2,127,199)	(29,554)	(292,496)
Net increase	554,991	5,531,783	587,121	5,801,397
Total net decrease	(3,101,172)	(29,046,474)	(29,654,378)	(292,661,119)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.02	$9.60	$10.00
Income from investment operations:
Net investment income	0.21	0.20	0.12
Net realized and unrealized gain (loss)	(0.22)	0.34	(0.52)
Total from investment operations	(0.01)	0.54	(0.40)
Less distributions to shareholders:
Net investment income	(0.20)	(0.12)	—
Total distributions to shareholders	(0.20)	(0.12)	—
Net asset value, end of period	$9.81	$10.02	$9.60
Total return	(0.07%)	5.62%	(4.00%)
Ratios to average net assets(b)
Total gross expenses	0.57%	0.56%	0.57	%(c)
Total net expenses(d)	0.56%	0.56%	0.57	%(c)
Net investment income	2.09%	2.02%	1.91	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,483,185	$1,550,651	$1,776,191
Portfolio turnover	414%	346%	350%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.99	$9.59	$10.00
Income from investment operations:
Net investment income	0.18	0.18	0.11
Net realized and unrealized gain (loss)	(0.20)	0.32	(0.52)
Total from investment operations	(0.02)	0.50	(0.41)
Less distributions to shareholders:
Net investment income	(0.18)	(0.10)	—
Total distributions to shareholders	(0.18)	(0.10)	—
Net asset value, end of period	$9.79	$9.99	$9.59
Total return	(0.22%)	5.25%	(4.10%)
Ratios to average net assets(b)
Total gross expenses	0.82%	0.82%	0.82	%(c)
Total net expenses(d)	0.81%	0.81%	0.82	%(c)
Net investment income	1.86%	1.82%	1.69	%(c)
Supplemental data
Net assets, end of period (in thousands)	$12,641	$7,359	$1,431
Portfolio turnover	414%	346%	350%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Core Bond Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under

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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances.

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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to manage credit risk exposure, to increase or decrease its

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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage interest rate market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives

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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Premiums paid on outstanding swap contracts	120,436
Interest rate risk	Net assets — unrealized appreciation on futures contracts	50,131	*
Total		170,567
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	834,276	*
Credit risk	Premiums received on outstanding swap contracts	393,980
Interest rate risk	Net assets — unrealized depreciation on futures contracts	227,745	*
Total		1,456,001

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(653,730)	(653,730)
Interest rate risk	(4,300,472)	659,248	(3,641,224)
Total	(4,300,472)	5,518	(4,294,954)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(601,645)	(601,645)
Interest rate risk	1,413,232	(430,162)	983,070
Total	1,413,232	(1,031,807)	381,425

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	76,725,956
Futures contracts — Short	86,313,544
Credit default swap contracts — buy protection	144,238,500
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Interest rate swap contracts	146,943	(270,761)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to

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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2015:

	Citi ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Liabilities
OTC credit default swap contracts(a)	144,641	395,393	377,763	190,023	1,107,820
Total Financial and Derivative Net Assets	(144,641)	(395,393)	(377,763)	(190,023)	(1,107,820)
Total collateral received (pledged)(b)	—	(283,939)	(340,824)	(190,023)	(814,786)
Net Amount(c)	(144,641)	(111,454)	(36,939)	—	(293,034)

(a) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(b) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(c) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the

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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliated Funds

For the year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $8,935,411 and $20,156,980, respectively. The sale transactions resulted in a net realized loss of $194,750.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Annual Report 2015
35

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 1	0.56%	0.56%
Class 2	0.81	0.81

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, derivative investments, adjustments on certain convertible preferred securities, tax straddles and swap reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(297,176)
Accumulated net realized loss	297,174
Paid-in capital	2

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$33,696,796	$19,643,535

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$32,450,832
Capital loss carryforwards	(12,307,192)
Net unrealized depreciation	(11,575,044)

At December 31, 2015, the cost of investments for federal income tax purposes was $1,517,973,075 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$9,106,305
Unrealized depreciation	(20,681,349)
Net unrealized appreciation/depreciation	$(11,575,044)

The following capital loss carryforwards, determined at December 31, 2015, may be available to reduce taxable income arising from future net realized gains on

Annual Report 2015
36

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	8,546,431
No expiration — long-term	3,760,761
Total	12,307,192

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $6,852,582,147 and $6,975,270,221, respectively, for the year ended December 31, 2015, of which $5,166,356,173 and $5,415,232,563, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion.

Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates.

Annual Report 2015
37

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

On February 18, 2016, the Fund's Board approved a change in the Fund's name to Columbia Variable Portfolio — Long Government/Credit Bond Fund, along with certain changes to the Fund's principal investment strategies. These changes will become effective on May 1, 2016.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that

Annual Report 2015
38

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
39

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Core Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Core Bond Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

Annual Report 2015
40

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2015
41

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2015
42

COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — CORE BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
49

Columbia Variable Portfolio — Core Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

C-1876 D (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	32
Consolidated Statement of Operations	34
Consolidated Statement of Changes in Net Assets	35
Consolidated Financial Highlights	37
Notes to Consolidated Financial Statements	39
Report of Independent Registered Public Accounting Firm	54
Trustees and Officers	55
Important Information About This Report	61

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Diversified Absolute Return Fund (the Fund) Class 2 shares returned -0.83% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed the Citi One-Month U.S. Treasury Bill Index, which returned 0.02% over the same time period.

■  Losses incurred by the Fund's tactical and alternative beta strategies generally accounted for its modest shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	Life
Class 1	04/30/12	-0.52	-1.11
Class 2	04/30/12	-0.83	-1.36
Citi One-Month U.S. Treasury Bill Index		0.02	0.03

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Effective April 30, 2015, the Fund compares its performance to that of the Citi One-Month U.S. Treasury Bill Index (replacing the Citi Three-Month U.S. Treasury Bill Index). The Fund's investment manager believes that the new index provides a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's name, investment objective and principal investment strategies.

The Citi One-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of one-month Treasury bills.

The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Diversified Absolute Return Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Joshua Kutin, CFA*

William Landes, Ph.D.

Kent Peterson, Ph.D.

Brian Virginia

*Effective October 1, 2015, Mr. Kutin was named a Portfolio Manager of the Fund.

Portfolio Breakdown — Long Positions (%) (at December 31, 2015)
Asset-Backed Securities — Non-Agency	1.4
Common Stocks	40.5
Corporate Bonds & Notes	2.6
Exchange-Traded Funds	0.6
Foreign Government Obligations	3.8
Inflation-Indexed Bonds	7.5
Options Purchased Puts	0.0	(a)
Residential Mortgage-Backed Securities — Agency	0.1
Residential Mortgage-Backed Securities — Non-Agency	1.0
U.S. Treasury Obligations	2.8
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	70.2
Total	130.5

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds (amounting to $150.0 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives which provide exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Portfolio Breakdown — Short Positions (%) (at December 31, 2015)
Common Stocks	(30.5)
Total	(30.5)

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2015, approximately 98% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12 months period ended December 31, 2015, the Fund's Class 2 shares returned -0.83%. The Fund underperformed its benchmark, the Citi One-Month U.S. Treasury Bill Index, which returned 0.02% over the same time period. The Fund's alpha strategies, which accounted for 49% of assets under management for the period, produced positive results including the global opportunities, equity research and currency strategies. Losses incurred by the Fund's tactical and alternative beta strategies generally accounted for its modest shortfall relative to the benchmark.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A widening trade deficit also took a significant bite out of growth. The U.S. economy continued its recovery despite these setbacks and the seven-year expansion remained intact. The labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales and solid holiday spending. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Economic growth in developed countries outside the United States was lackluster. A weaker currency benefited eurozone countries, as did accommodative bank lending standards. However, eurozone economic growth was estimated at less than 2.0% for the year. Russia sank into recession. In Japan, policymakers sought to raise inflation as they struggled to maintain growth, which was less than 0.5% at year end. Emerging markets growth decelerated, and China's economy slowed more than expected.

For U.S. investors, solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets, as a strong U.S. dollar weighed on

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

returns from overseas investments that were denominated in dollars. The U.S. bond market eked out a fractional positive return, led by the shortest duration, highest quality bonds. High-yield bonds gave up the most ground during the year.

In December, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point. The stock market's initial reaction to this move was positive, as many investors viewed the policy change as a vote of confidence in the strength of the U.S. economy.

Significant Performance Factors

The Fund employs strategies that are designed to seek positive returns, with low correlation to the performance of the broad equity and fixed-income markets. Midway through the year, new strategies were introduced, which broadened the Fund's diversification. A variety of derivative instruments are used to establish positions and help the Fund achieve its goal.

For the period, positive results were achieved from the following Fund strategies: global opportunities, managed futures, equity research and currencies, where a good call on the Swiss franc aided returns. However, the VIX futures, long/short, adaptive defensive risk allocation, global opportunities bond and alternative beta strategies incurred losses sufficient to offset these gains.

Market Exposure Through Derivatives Investments (% of notional exposure) (at December 31, 2015)(a)
Fixed Income Derivative Contracts	46.6
Equity Derivative Contracts	51.6
Foreign Currency Derivative Contracts	1.8
Total Notional Market Value of Derivative Contracts	100.0

(a) The Fund has market exposure (long and/or short) to fixed income and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the Consolidated Financial Statements.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	981.60	1,016.48	8.64	8.79	1.73
Class 2	1,000.00	1,000.00	979.40	1,015.17	9.93	10.11	1.99

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 32.4%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 5.9%
Auto Components 0.1%
Magna International, Inc., Class A(a)	5,539	224,662
Visteon Corp.(a)(b)	1,325	151,712
Total		376,374
Diversified Consumer Services 0.2%
ServiceMaster Global Holdings, Inc.(a)(b)	13,304	522,049
Hotels, Restaurants & Leisure 0.5%
Darden Restaurants, Inc.	6,661	423,906
Norwegian Cruise Line Holdings Ltd.(a)(b)	14,854	870,445
Total		1,294,351
Household Durables 0.7%
Jarden Corp.(a)(b)	14,109	805,906
Mohawk Industries, Inc.(a)(b)	880	166,663
Newell Rubbermaid, Inc.	17,750	782,420
Total		1,754,989
Internet & Catalog Retail 1.4%
Amazon.com, Inc.(a)(b)	2,979	2,013,476
Ctrip.com International Ltd., ADR(b)	6,967	322,781
Expedia, Inc.(a)	6,738	837,495
Lands' End, Inc.(a)(b)	20,060	470,207
Total		3,643,959
Media 1.2%
Cinemark Holdings, Inc.(a)	19,965	667,430
Comcast Corp., Class A(a)	24,366	1,374,973
DISH Network Corp., Class A(a)(b)	17,223	984,811
Liberty Global PLC, Class A(a)(b)	6,805	288,260
Total		3,315,474
Multiline Retail 0.3%
Burlington Stores, Inc.(a)(b)	4,030	172,887
Hudson's Bay Co.	15,015	196,409
Target Corp.(a)	4,409	320,138
Total		689,434
Specialty Retail 1.1%
Best Buy Co., Inc.(a)	5,418	164,978
Cabela's, Inc.(a)(b)	16,450	768,709
Foot Locker, Inc.(a)	3,674	239,141
GameStop Corp., Class A(a)	9,733	272,913

Common Stocks (continued)

Issuer	Shares	Value ($)
Home Depot, Inc. (The)(a)	5,436	718,911
Williams-Sonoma, Inc.(a)	14,808	864,935
Total		3,029,587
Textiles, Apparel & Luxury Goods 0.4%
lululemon athletica, Inc.(a)(b)	3,738	196,133
Nike, Inc., Class B	4,682	292,625
Ralph Lauren Corp.	4,205	468,774
Sequential Brands Group, Inc.(b)	17,885	141,470
Total		1,099,002
Total Consumer Discretionary		15,725,219
CONSUMER STAPLES 1.2%
Beverages 0.3%
Dr. Pepper Snapple Group, Inc.(a)	1,320	123,024
Molson Coors Brewing Co., Class B(a)	1,956	183,707
PepsiCo, Inc.(a)	3,391	338,829
Total		645,560
Food & Staples Retailing 0.3%
CVS Health Corp.(a)	2,516	245,990
Kroger Co. (The)	11,758	491,837
SYSCO Corp.(a)	2,966	121,606
Total		859,433
Food Products 0.4%
Mead Johnson Nutrition Co.(a)	1,484	117,162
Mondelez International, Inc., Class A(a)	6,295	282,268
Pilgrim's Pride Corp.(a)	20,665	456,490
Tyson Foods, Inc., Class A(a)	1,410	75,195
WhiteWave Foods Co. (The), Class A(a)(b)	1,900	73,929
Total		1,005,044
Personal Products —%
Nu Skin Enterprises, Inc., Class A(a)	1,425	53,993
Tobacco 0.2%
Altria Group, Inc.(a)	4,124	240,058
Philip Morris International, Inc.(a)	3,680	323,509
Total		563,567
Total Consumer Staples		3,127,597

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 1.5%
Energy Equipment & Services 0.4%
Halliburton Co.(a)	19,857	675,932
Transocean Ltd.	26,888	332,874
Weatherford International PLC(b)	12,121	101,695
Total		1,110,501
Oil, Gas & Consumable Fuels 1.1%
Anadarko Petroleum Corp.(a)	1,979	96,140
BP PLC, ADR(a)	9,458	295,657
Canadian Natural Resources Ltd.(a)	7,598	165,864
ConocoPhillips	2,857	133,393
EOG Resources, Inc.(a)	1,722	121,901
Exxon Mobil Corp.(a)	12,176	949,119
Kinder Morgan, Inc.	8,232	122,822
Marathon Petroleum Corp.(a)	2,504	129,807
Noble Energy, Inc.(a)	3,214	105,837
Occidental Petroleum Corp.(a)	2,086	141,035
Royal Dutch Shell PLC, ADR, Class A(a)	2,523	115,528
Suncor Energy, Inc.(a)	5,002	129,052
Valero Energy Corp.(a)	2,161	152,804
Williams Companies, Inc. (The)(a)	3,046	78,282
World Fuel Services Corp.(a)	1,231	47,344
WPX Energy, Inc.(b)	39,118	224,537
Total		3,009,122
Total Energy		4,119,623
FINANCIALS 4.6%
Banks 1.2%
Citigroup, Inc.	7,389	382,381
Fifth Third Bancorp(a)	19,000	381,900
PacWest Bancorp	7,178	309,372
PNC Financial Services Group, Inc. (The)	8,055	767,722
Umpqua Holdings Corp.	25,861	411,190
Wells Fargo & Co.	15,306	832,034
Total		3,084,599
Capital Markets 0.9%
Affiliated Managers Group, Inc.(a)(b)	2,111	337,253
Charles Schwab Corp. (The)	15,306	504,027
Goldman Sachs Group, Inc. (The)(a)	2,125	382,989

Common Stocks (continued)

Issuer	Shares	Value ($)
Invesco Ltd.(a)	23,222	777,472
Morgan Stanley(a)	12,139	386,142
Total		2,387,883
Consumer Finance 0.4%
Capital One Financial Corp.(a)	9,110	657,560
Navient Corp.(a)	17,238	197,375
Synchrony Financial(b)	11,083	337,034
Total		1,191,969
Diversified Financial Services 0.4%
Berkshire Hathaway, Inc., Class B(a)(b)	2,744	362,318
Voya Financial, Inc.	20,872	770,385
Total		1,132,703
Insurance 0.9%
Aflac, Inc.(a)	15,801	946,480
Assured Guaranty Ltd.(a)	16,839	445,055
Everest Re Group Ltd.(a)	782	143,176
MetLife, Inc.(a)	7,283	351,114
Prudential Financial, Inc.(a)	4,285	348,842
Validus Holdings Ltd.(a)	4,222	195,436
Total		2,430,103
Real Estate Investment Trusts (REITs) 0.6%
Alexandria Real Estate Equities, Inc.(a)	6,235	563,394
CBL & Associates Properties, Inc.(a)	22,092	273,278
Empire State Realty Trust, Inc., Class A(a)	17,131	309,557
Mack-Cali Realty Corp.	16,185	377,920
Total		1,524,149
Thrifts & Mortgage Finance 0.2%
Radian Group, Inc.	47,711	638,850
Total Financials		12,390,256
HEALTH CARE 6.7%
Biotechnology 3.6%
Alexion Pharmaceuticals, Inc.(a)(b)	5,126	977,785
Alkermes PLC(a)(b)	10,920	866,830
Arrowhead Research Corp.(a)(b)	91,235	561,095
Biogen, Inc.(a)(b)	1,016	311,252
BioMarin Pharmaceutical, Inc.(a)(b)	6,545	685,654
Bluebird Bio, Inc.(a)(b)	13,905	892,979
Blueprint Medicines Corp.(a)(b)	29,045	765,045
Curis, Inc.(b)	243,680	709,109

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Dynavax Technologies Corp.(a)(b)	24,507	592,089
Keryx Biopharmaceuticals, Inc.(b)	20,013	101,066
Novavax, Inc.(b)	43,495	364,923
Regulus Therapeutics, Inc.(b)	93,150	812,268
Spark Therapeutics, Inc.(b)	14,679	665,105
Ultragenyx Pharmaceutical, Inc.(b)	6,195	694,955
Vertex Pharmaceuticals, Inc.(a)(b)	4,489	564,851
Total		9,565,006
Health Care Equipment & Supplies 0.5%
DENTSPLY International, Inc.(a)	1,142	69,491
Medtronic PLC(a)	14,801	1,138,493
Total		1,207,984
Health Care Providers & Services 1.5%
Aetna, Inc.(a)	6,255	676,291
AmerisourceBergen Corp.(a)	4,722	489,719
Centene Corp.(a)(b)	12,620	830,522
CIGNA Corp.(a)	3,010	440,453
Health Net, Inc.(a)(b)	7,286	498,800
Humana, Inc.(a)	2,320	414,143
Laboratory Corp. of America Holdings(a)(b)	2,443	302,052
McKesson Corp.	1,706	336,474
Total		3,988,454
Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.(a)	2,410	341,858
Pharmaceuticals 1.0%
Allergan PLC(a)(b)	1,484	463,750
Bristol-Myers Squibb Co.(a)	9,561	657,701
Endo International PLC(a)(b)	10,599	648,871
GW Pharmaceuticals PLC ADR(a)(b)	1,087	75,481
Impax Laboratories, Inc.(a)(b)	3,178	135,891
Pfizer, Inc.(a)	12,548	405,050
Teva Pharmaceutical Industries Ltd., ADR(a)	6,223	408,478
Total		2,795,222
Total Health Care		17,898,524
INDUSTRIALS 4.3%
Aerospace & Defense 1.0%
Honeywell International, Inc.(a)	4,382	453,844
Huntington Ingalls Industries, Inc.(a)	2,191	277,928

Common Stocks (continued)

Issuer	Shares	Value ($)
Lockheed Martin Corp.(a)	4,344	943,299
Northrop Grumman Corp.(a)	5,327	1,005,791
Spirit AeroSystems Holdings, Inc., Class A(a)(b)	1,797	89,976
Total		2,770,838
Air Freight & Logistics 0.2%
United Parcel Service, Inc., Class B(a)	5,306	510,596
Airlines 0.7%
Alaska Air Group, Inc.(a)	10,227	823,376
American Airlines Group, Inc.(a)	4,616	195,487
Delta Air Lines, Inc.(a)	7,713	390,972
United Continental Holdings, Inc.(b)	6,326	362,480
Total		1,772,315
Building Products 0.1%
Fortune Brands Home & Security, Inc.(a)	3,423	189,977
Commercial Services & Supplies 0.2%
Republic Services, Inc.	13,340	586,827
Electrical Equipment 0.1%
Rockwell Automation, Inc.	3,705	380,170
Industrial Conglomerates 0.1%
Carlisle Companies, Inc.(a)	3,203	284,074
Machinery 1.2%
FANUC Corp., ADR(a)	29,750	856,949
IDEX Corp.(a)	9,840	753,842
Ingersoll-Rand PLC(a)	15,970	882,981
Lincoln Electric Holdings, Inc.(a)	7,598	394,260
Snap-On, Inc.(a)	2,111	361,889
Total		3,249,921
Professional Services 0.1%
Dun & Bradstreet Corp. (The)(a)	2,108	219,085
Road & Rail 0.6%
CSX Corp.(a)	26,640	691,308
JB Hunt Transport Services, Inc.(a)	3,878	284,490
Union Pacific Corp.	7,545	590,019
Total		1,565,817
Total Industrials		11,529,620

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 6.7%
Communications Equipment 0.5%
Cisco Systems, Inc.	14,693	398,988
F5 Networks, Inc.(a)(b)	3,665	355,358
Palo Alto Networks, Inc.(a)(b)	3,254	573,160
Total		1,327,506
Electronic Equipment, Instruments & Components 0.2%
Universal Display Corp.(b)	7,390	402,312
Internet Software & Services 1.3%
Alphabet, Inc., Class A(a)(b)	1,429	1,111,776
Alphabet, Inc., Class C(a)(b)	1,470	1,115,554
eBay, Inc.(a)(b)	13,800	379,224
Rackspace Hosting, Inc.(a)(b)	14,369	363,823
VeriSign, Inc.(a)(b)	6,017	525,645
Total		3,496,022
IT Services 0.6%
EPAM Systems, Inc.(a)(b)	8,670	681,635
Global Payments, Inc.	4,452	287,199
PayPal Holdings, Inc.(a)(b)	10,145	367,249
Visa, Inc., Class A(a)	4,740	367,587
Total		1,703,670
Semiconductors & Semiconductor Equipment 1.7%
Cavium, Inc.(a)(b)	6,110	401,488
Cypress Semiconductor Corp.(a)	46,195	453,173
Lam Research Corp.	7,360	584,531
NVIDIA Corp.	16,835	554,882
Qorvo, Inc.(b)	22,886	1,164,897
Silicon Laboratories, Inc.(a)(b)	7,406	359,487
Skyworks Solutions, Inc.(a)	14,019	1,077,080
Total		4,595,538
Software 1.7%
Activision Blizzard, Inc.(a)	16,600	642,586
Electronic Arts, Inc.(a)(b)	17,999	1,236,891
Salesforce.com, inc.(a)(b)	5,589	438,178
SolarWinds, Inc.(b)	8,421	495,997
Tableau Software, Inc., Class A(a)(b)	14,134	1,331,705
Workday, Inc., Class A(b)	5,396	429,953
Total		4,575,310

Common Stocks (continued)

Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc.(a)	10,130	1,066,284
Diebold, Inc.(a)	10,801	325,002
Electronics for Imaging, Inc.(a)(b)	10,370	484,694
Total		1,875,980
Total Information Technology		17,976,338
MATERIALS 0.8%
Chemicals 0.6%
Albemarle Corp.(a)	2,122	118,853
Dow Chemical Co. (The)(a)	3,902	200,875
Eastman Chemical Co.(a)	1,748	118,007
EI du Pont de Nemours & Co.(a)	1,752	116,683
LyondellBasell Industries NV, Class A(a)	4,210	365,849
Monsanto Co.(a)	1,590	156,647
PPG Industries, Inc.(a)	1,552	153,369
Westlake Chemical Corp.	6,139	333,471
Total		1,563,754
Containers & Packaging —%
Sonoco Products Co.(a)	2,145	87,666
Metals & Mining 0.1%
Alcoa, Inc.(a)	7,723	76,226
Freeport-McMoRan, Inc.(a)	5,534	37,465
Nucor Corp.(a)	1,053	42,436
Steel Dynamics, Inc.(a)	3,409	60,919
Total		217,046
Paper & Forest Products 0.1%
Domtar Corp.(a)	10,867	401,536
Total Materials		2,270,002
TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%
CenturyLink, Inc.(a)	10,064	253,210
Total Telecommunication Services		253,210
UTILITIES 0.6%
Electric Utilities 0.3%
American Electric Power Co., Inc.(a)	1,944	113,277
Entergy Corp.(a)	6,360	434,769

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
ITC Holdings Corp.(a)	3,811	149,582
Xcel Energy, Inc.(a)	2,861	102,738
Total		800,366
Gas Utilities —%
Atmos Energy Corp.(a)	623	39,274
Multi-Utilities 0.3%
Ameren Corp.(a)	3,204	138,509
DTE Energy Co.(a)	1,616	129,587
NiSource, Inc.(a)	2,006	39,137
PG&E Corp.(a)	828	44,041
Public Service Enterprise Group, Inc.(a)	9,305	360,011
Total		711,285
Total Utilities		1,550,925
Total Common Stocks (Cost: $88,671,003)		86,841,314

Corporate Bonds & Notes 2.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE —%
L-3 Communications Corp. 05/28/24	3.950%	26,000	24,698
AUTOMOTIVE 0.1%
American Axle & Manufacturing, Inc. 02/15/19	5.125%	51,000	51,510
Fiat Chrysler Automobiles NV 04/15/20	4.500%	30,000	30,375
Schaeffler Holding Finance BV PIK(c) 08/15/18	6.875%	76,000	78,375
Total			160,260
BANKING —%
Ally Financial, Inc. 11/18/19	3.750%	77,000	75,941
CABLE AND SATELLITE —%
CCO Safari II LLC(c) 07/23/20	3.579%	29,000	28,826
Cablevision Systems Corp. 09/15/17	8.625%	72,000	75,780
Total			104,606

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHEMICALS 0.1%
LYB International Finance BV 03/15/44	4.875%	150,000	136,979
PQ Corp.(c) 11/01/18	8.750%	75,000	72,608
Total			209,587
CONSUMER CYCLICAL SERVICES —%
Service Corp. International 11/15/20	4.500%	75,000	75,750
CONSUMER PRODUCTS —%
Spectrum Brands, Inc. 11/15/20	6.375%	45,000	47,475
Tempur Sealy International, Inc. 12/15/20	6.875%	72,000	75,420
Total			122,895
ELECTRIC 0.1%
Dominion Resources, Inc. 12/01/44	4.700%	150,000	146,137
IPALCO Enterprises, Inc. 07/15/20	3.450%	75,000	73,500
NRG Energy, Inc. 01/15/18	7.625%	39,000	40,755
Total			260,392
FINANCE COMPANIES 0.1%
AerCap Aviation Solutions BV 05/30/17	6.375%	62,000	64,325
Aircastle Ltd. 04/15/17	6.750%	50,000	52,157
CIT Group, Inc. 03/15/18	5.250%	74,000	76,405
Total			192,887
FOOD AND BEVERAGE 0.2%
Aramark Services, Inc. 03/15/20	5.750%	77,000	79,647
ConAgra Foods, Inc. 01/25/23	3.200%	161,000	154,887
Constellation Brands, Inc. 11/15/19	3.875%	77,000	79,117
Kraft Heinz Co. (The)(c) 07/15/45	5.200%	150,000	156,736
Total			470,387

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GAMING 0.1%
GLP Capital LP/Financing II, Inc. 11/01/18	4.375%	75,000	74,250
MGM Resorts International 03/01/18	11.375%	66,000	75,611
Total			149,861
HEALTH CARE —%
HCA, Inc. 10/15/19	4.250%	65,000	66,300
Tenet Healthcare Corp.(c)(d) 06/15/20	4.012%	37,000	36,075
Total			102,375
HEALTHCARE INSURANCE —%
Wellcare Health Plans, Inc. 11/15/20	5.750%	74,000	76,220
HOME CONSTRUCTION 0.1%
CalAtlantic Group, Inc. 05/15/18	8.375%	44,000	49,104
D.R. Horton, Inc. 02/15/20	4.000%	58,000	58,330
Lennar Corp. 11/15/19	4.500%	75,000	76,266
Toll Brothers Finance Corp. 11/01/19	6.750%	70,000	77,000
Total			260,700
INDEPENDENT ENERGY —%
Continental Resources, Inc. 06/01/44	4.900%	208,000	125,419
INTEGRATED ENERGY —%
Cenovus Energy, Inc. 09/15/42	4.450%	25,000	18,226
MEDIA AND ENTERTAINMENT 0.2%
21st Century Fox America, Inc. 09/15/44	4.750%	150,000	144,279
Nielsen Finance LLC/Co. 10/01/20	4.500%	76,000	77,140
Scripps Networks Interactive, Inc. 06/15/25	3.950%	150,000	143,401
Sky PLC(c) 11/26/22	3.125%	150,000	145,623

Total    510,443

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MIDSTREAM 0.3%
Columbia Pipeline Group, Inc.(c) 06/01/45	5.800%	167,000	146,606
Enterprise Products Operating LLC 05/15/46	4.900%	150,000	122,578
Kinder Morgan Energy Partners LP 02/15/18	5.950%	487,000	499,320
03/01/43	5.000%	150,000	111,120
Williams Partners LP 09/15/45	5.100%	150,000	98,717
Total			978,341
NATURAL GAS 0.1%
Sempra Energy 06/15/24	3.550%	150,000	149,172
PACKAGING 0.1%
Reynolds Group Issuer, Inc./LLC 08/15/19	7.875%	74,000	76,775
Silgan Holdings, Inc. 04/01/20	5.000%	77,000	78,348
Total			155,123
PHARMACEUTICALS —%
Valeant Pharmaceuticals International, Inc.(c) 08/15/18	6.750%	27,000	26,757
RAILROADS 0.1%
Canadian Pacific Railway Co. 08/01/45	4.800%	145,000	141,124
RETAILERS —%
Dollar Tree, Inc.(c) 03/01/20	5.250%	75,000	77,438
TECHNOLOGY 0.1%
Equinix, Inc. 04/01/20	4.875%	75,000	77,963
First Data Corp.(c) 11/01/20	6.750%	83,000	87,461
NXP BV/Funding LLC(c) 06/15/20	4.125%	78,000	78,000
Total			243,424
TRANSPORTATION SERVICES 0.1%
ERAC U.S.A. Finance LLC(c) 02/15/45	4.500%	150,000	139,486

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WIRELESS 0.1%
Rogers Communications, Inc. 03/15/43	4.500%	143,000	133,018
SBA Telecommunications, Inc. 07/15/20	5.750%	74,000	76,960
Sprint Communications, Inc.(c) 11/15/18	9.000%	30,000	31,575
Total			241,553
WIRELINES 0.2%
AT&T, Inc. 06/15/45	4.350%	150,000	128,320
CenturyLink, Inc. 06/15/17	5.150%	50,000	51,375
Level 3 Financing, Inc. 06/01/20	7.000%	48,000	50,160
Verizon Communications, Inc. 11/01/42	3.850%	260,000	214,778
Total			444,633
Total Corporate Bonds & Notes (Cost: $5,711,423)			5,537,698
Residential Mortgage-Backed Securities — Agency 0.1%
Government National Mortgage Association CMO IO Series 2014-190 Class AI(e) 12/20/38	3.500%	949,548	154,908
Total Residential Mortgage-Backed Securities — Agency (Cost: $149,212)			154,908
Residential Mortgage-Backed Securities — Non-Agency 0.8%
American General Mortgage Loan Trust CMO Series 2010-1A Class A3(c) 03/25/58	5.650%	543,021	545,569
COLT LLC Series 2015-A Class A1(c)(d) 07/27/20	3.422%	837,138	837,138
Citigroup Mortgage Loan Trust, Inc. CMO Series 2014-C Class A(c)(d) 02/25/54	3.250%	882,237	845,794
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $2,230,821)			2,228,501

Asset-Backed Securities — Non-Agency 1.1%

Issuer	Coupon Rate		Principal Amount ($)	Value ($)
GFT Mortgage Loan Trust Series 2015-GFT1 Class A(c)(d) 01/25/55	3.721%		1,437,150	1,419,761
SPS Servicer Advance Receivables Trust Series 2015-T2 Class AT2(c) 01/15/47	2.620%		200,000	199,762
Selene Non-Performing Loans LLC Series 2014-1A Class A(c)(d) 05/25/54	2.981%		1,341,484	1,326,175
Total Asset-Backed Securities — Non-Agency (Cost: $2,966,821)				2,945,698
Inflation-Indexed Bonds(f) 5.9%
FRANCE 0.7%
France Government Bond OAT 07/25/24	0.250%	EUR	1,423,940	1,625,805
France Government Bond OAT 07/25/40	1.800%	EUR	126,136	182,597
Total				1,808,402
GERMANY 0.2%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond 04/15/18	0.750%	EUR	473,516	527,159
Deutsche Bundesrepublik Inflation-Linked Bond 04/15/23	0.100%	EUR	119,224	135,644
Total				662,803
ITALY 0.5%
Italy Buoni Poliennali Del Tesoro 09/15/19	2.350%	EUR	110,837	131,859
09/15/21	2.100%	EUR	113,900	137,752
09/15/26	3.100%	EUR	342,968	464,047
09/15/41	2.550%	EUR	271,960	370,482
Italy Buoni Poliennali Del Tesoro(c) 09/15/24	2.350%	EUR	115,714	145,002
Total				1,249,142
NEW ZEALAND 0.1%
New Zealand Government Bond 09/20/25	2.000%	NZD	551,944	370,628
SWEDEN —%
Sweden Inflation-Linked Bond 06/01/25	1.000%	SEK	535,140	72,383

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Inflation-Indexed Bonds(f) (continued)

Issuer	Coupon Rate		Principal Amount ($)	Value ($)
UNITED KINGDOM 1.3%
United Kingdom Gilt Inflation-Linked Bond 03/22/29	0.125%	GBP	694,061	1,120,337
03/22/34	0.750%	GBP	167,618	311,150
03/22/44	0.125%	GBP	856,368	1,571,242
03/22/52	0.250%	GBP	187,619	387,636
Total				3,390,365
UNITED STATES 3.1%
U.S. Treasury Inflation-Indexed Bond 04/15/19	0.125%		1,624,032	1,614,496
01/15/21	1.125%		1,386,244	1,429,997
01/15/22	0.125%		1,350,303	1,308,511
01/15/24	0.625%		1,019,320	1,007,760
01/15/25	2.375%		504,704	573,772
01/15/27	2.375%		418,676	484,002
01/15/29	2.500%		77,544	91,863
02/15/42	0.750%		584,171	513,204
02/15/43	0.625%		734,481	621,554
02/15/45	0.750%		893,859	779,542
Total				8,424,701
Total Inflation-Indexed Bonds (Cost: $16,492,821)				15,978,424
U.S. Treasury Obligations 2.2%
U.S. Treasury 04/30/16	0.375%		520,000	519,939
11/30/17	0.875%		2,100,000	2,093,929
10/31/18	1.750%		315,000	319,048
12/31/19	1.125%		470,000	461,078
01/31/20	1.375%		155,000	153,383
06/30/20	1.625%		1,260,000	1,254,881
02/15/21	3.625%		155,000	168,484
02/28/21	2.000%		75,000	75,624
08/15/23	2.500%		30,000	30,779
05/15/25	2.125%		154,000	151,991
08/15/26	6.750%		75,000	106,274
08/15/27	6.375%		65,000	91,302
11/15/40	4.250%		75,000	92,722
02/15/42	3.125%		150,000	154,881
08/15/43	3.625%		120,000	135,145
05/15/45	3.000%		150,000	149,315
Total U.S. Treasury Obligations (Cost: $5,995,682)				5,958,775
Foreign Government Obligations(f)(g) 3.0%
AUSTRALIA 0.2%
Australia Government Bond 10/21/19	2.750%		AUD660,000	492,235
Foreign Government Obligations(f)(g) (continued)

Issuer	Coupon Rate		Principal Amount ($)	Value ($)
BELGIUM 0.1%
Belgium Government Bond(c) 06/22/24	2.600%	EUR	210,000	262,961
COLOMBIA 0.2%
Colombia Government International Bond 06/28/27	9.850%	COP	1,366,000,000	491,192
HUNGARY 0.2%
Hungary Government Bond 06/24/25	5.500%	HUF	166,000,000	668,254
JAPAN 0.3%
Japan Government 30-Year Bond 09/20/44	1.700%	JPY	75,000,000	690,066
MEXICO 1.2%
Mexican Bonos 06/10/21	6.500%	MXN	2,500,000	150,066
12/05/24	10.000%	MXN	17,310,000	1,264,360
11/23/34	7.750%	MXN	28,600,000	1,814,338
Total				3,228,764
PORTUGAL 0.1%
Portugal Obrigacoes do Tesouro OT(c) 10/15/25	2.875%	EUR	249,000	278,675
ROMANIA 0.4%
Romania Government Bond 02/24/25	4.750%	RON	4,735,000	1,225,459
SPAIN 0.3%
Spain Government Bond 01/31/22	5.850%	EUR	550,000	768,302
Total Foreign Government Obligations (Cost: $8,534,202)				8,105,908
Exchange-Traded Funds 0.5%

	Shares	Value ($)
iShares US Real Estate ETF	16,800	1,261,848
Total Exchange-Traded Funds (Cost: $1,261,670)		1,261,848

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Options Purchased Puts —%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
Put — OTC 5 Year Interest Rate Swap(h)	1,981,000	2.15	09/09/16	17,520
	1,900,000	2.00	12/02/16	29,663
Total Options Purchased Puts (Cost: $53,789)				47,183
Money Market Funds 55.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(i)(j)	149,951,908	149,951,908
Total Money Market Funds (Cost: $149,951,908)		149,951,908
Total Investments (Cost: $282,019,352)		279,012,165
Investments Sold Short (24.3)%
Common Stocks (24.3)%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY (4.2)%
Auto Components (0.1)%
BorgWarner, Inc.	(3,746)	(161,939)
Diversified Consumer Services (0.3)%
H&R Block, Inc.	(22,995)	(765,963)
Hotels, Restaurants & Leisure (1.0)%
Cheesecake Factory, Inc. (The)	(17,703)	(816,285)
Chipotle Mexican Grill, Inc.(b)	(1,419)	(680,907)
Dunkin' Brands Group, Inc.	(13,250)	(564,318)
InterContinental Hotels Group PLC, ADR	(3,034)	(117,537)
Las Vegas Sands Corp.	(1,439)	(63,086)
Restaurant Brands International, Inc.	(3,758)	(140,399)
Texas Roadhouse, Inc.	(3,800)	(135,926)
Wynn Resorts Ltd.	(3,559)	(246,247)
Total		(2,764,705)
Internet & Catalog Retail (0.3)%
Netflix, Inc.(b)	(7,447)	(851,788)
Leisure Products —%
Hasbro, Inc.	(1,027)	(69,179)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Media (0.6)%
Omnicom Group, Inc.	(2,218)	(167,814)
Regal Entertainment Group, Class A	(50,145)	(946,236)
Thomson Reuters Corp.	(4,681)	(177,176)
Walt Disney Co. (The)	(1,764)	(185,361)
WPP PLC, ADR	(1,503)	(172,454)
Total		(1,649,041)
Multiline Retail (0.8)%
Dillard's, Inc., Class A	(12,575)	(826,303)
Dollar Tree, Inc.(b)	(3,352)	(258,841)
Kohl's Corp.	(1,888)	(89,926)
Macy's, Inc.	(17,713)	(619,601)
Target Corp.	(6,675)	(484,672)
Total		(2,279,343)
Specialty Retail (0.9)%
Abercrombie & Fitch Co., Class A	(14,650)	(395,550)
AutoZone, Inc.(b)	(765)	(567,561)
CarMax, Inc.(b)	(4,757)	(256,735)
Dick's Sporting Goods, Inc.	(21,065)	(744,648)
Gap, Inc. (The)	(6,307)	(155,783)
Tiffany & Co.	(1,500)	(114,435)
Urban Outfitters, Inc.(b)	(2,114)	(48,094)
Total		(2,282,806)
Textiles, Apparel & Luxury Goods (0.2)%
Carter's, Inc.	(1,540)	(137,106)
Michael Kors Holdings Ltd.(b)	(4,607)	(184,556)
Under Armour, Inc., Class A(b)	(3,106)	(250,375)
Total		(572,037)
Total Consumer Discretionary		(11,396,801)
CONSUMER STAPLES (0.5)%
Beverages (0.1)%
Brown-Forman Corp., Class B	(620)	(61,554)
Monster Beverage Corp.(b)	(1,112)	(165,643)
Total		(227,197)
Food & Staples Retailing (0.1)%
Wal-Mart Stores, Inc.	(3,526)	(216,144)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products (0.1)%
Campbell Soup Co.	(1,217)	(63,953)
Hershey Co. (The)	(767)	(68,470)
Hormel Foods Corp.	(889)	(70,302)
Kraft Heinz Co. (The)	(976)	(71,014)
McCormick & Co., Inc.	(723)	(61,860)
Treehouse Foods, Inc.(b)	(507)	(39,779)
Total		(375,378)
Household Products (0.1)%
Church & Dwight Co., Inc.	(720)	(61,114)
Clorox Co. (The)	(420)	(53,269)
Colgate-Palmolive Co.	(991)	(66,020)
Procter & Gamble Co. (The)	(869)	(69,007)
Total		(249,410)
Personal Products (0.1)%
Coty, Inc., Class A	(1,612)	(41,316)
Edgewell Personal Care Co.	(2,851)	(223,433)
Total		(264,749)
Total Consumer Staples		(1,332,878)
ENERGY (1.0)%
Energy Equipment & Services (0.5)%
Core Laboratories NV	(380)	(41,321)
Diamond Offshore Drilling	(2,925)	(61,717)
Ensco PLC, Class A	(3,953)	(60,837)
Nabors Industries Ltd.	(7,990)	(67,995)
Noble Corp. PLC	(5,797)	(61,158)
Patterson-UTI Energy, Inc.	(6,166)	(92,983)
Precision Drilling Corp.	(20,089)	(79,151)
Rowan Companies PLC, Class A	(23,547)	(399,122)
SEACOR Holdings, Inc.(b)	(8,307)	(436,616)
Total		(1,300,900)
Oil, Gas & Consumable Fuels (0.5)%
Apache Corp.	(1,656)	(73,642)
Cenovus Energy, Inc.	(11,093)	(139,994)
Cheniere Energy, Inc.(b)	(4,014)	(149,522)
Chevron Corp.	(1,811)	(162,918)
Cobalt International Energy, Inc.(b)	(28,717)	(155,072)
Continental Resources, Inc.(b)	(1,460)	(33,551)
Marathon Oil Corp.	(5,451)	(68,628)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Oasis Petroleum, Inc.(b)	(4,109)	(30,283)
Oneok, Inc.	(2,777)	(68,481)
Pioneer Natural Resources Co.	(3,364)	(421,778)
Total SA, ADR	(3,324)	(149,414)
Whiting Petroleum Corp.(b)	(2,419)	(22,835)
Total		(1,476,118)
Total Energy		(2,777,018)
FINANCIALS (3.2)%
Banks (1.0)%
First Horizon National Corp.	(39,380)	(571,798)
First Republic Bank	(3,917)	(258,757)
People's United Financial	(15,319)	(247,402)
Synovus Financial Corp.	(31,668)	(1,025,410)
Toronto-Dominion Bank (The)	(11,744)	(460,012)
Total		(2,563,379)
Capital Markets (0.8)%
Artisan Partners Asset Management, Inc., Class A	(5,819)	(209,833)
LPL Financial Holdings, Inc.	(17,620)	(751,493)
T Rowe Price Group, Inc.	(10,835)	(774,594)
TD Ameritrade Holding Corp.	(14,568)	(505,655)
Total		(2,241,575)
Consumer Finance (0.2)%
Capital One Financial Corp.	(5,455)	(393,742)
Diversified Financial Services (0.3)%
McGraw Hill Financial, Inc.	(3,394)	(334,581)
Nasdaq, Inc.	(8,113)	(471,933)
Total		(806,514)
Insurance (0.7)%
Brown & Brown, Inc.	(14,119)	(453,220)
Mercury General Corp.	(4,615)	(214,921)
ProAssurance Corp.	(2,084)	(101,136)
Travelers Companies, Inc. (The)	(4,213)	(475,479)
White Mountains Insurance Group Ltd.	(286)	(207,868)
XL Group PLC	(11,038)	(432,469)
Total		(1,885,093)
Real Estate Investment Trusts (REITs) (0.2)%
Prologis, Inc.	(13,660)	(586,287)
Total Financials		(8,476,590)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
HEALTH CARE (5.6)%
Biotechnology (3.0)%
Acorda Therapeutics, Inc.(b)	(3,356)	(143,570)
Agios Pharmaceuticals, Inc.(b)	(9,030)	(586,228)
Alnylam Pharmaceuticals, Inc.(b)	(650)	(61,191)
Amgen, Inc.	(845)	(137,169)
Applied Genetic Technologies(b)	(3,609)	(73,624)
Cara Therapeutics, Inc.(b)	(34,465)	(581,080)
Fibrogen, Inc.(b)	(22,181)	(675,855)
Immunogen, Inc.(b)	(42,669)	(579,018)
Intrexon Corp.(b)	(854)	(25,748)
Ionis Pharmaceuticals, Inc.(b)	(17,937)	(1,110,838)
Ironwood Pharmaceuticals, Inc.(b)	(53,902)	(624,724)
Kite Pharma, Inc.(b)	(15,593)	(960,841)
Lexicon Pharmaceuticals, Inc.(b)	(5,634)	(74,988)
Medivation, Inc.(b)	(2,384)	(115,243)
OPKO Health, Inc.(b)	(3,922)	(39,416)
Portola Pharmaceuticals, Inc.(b)	(11,685)	(601,193)
Seattle Genetics, Inc.(b)	(20,933)	(939,473)
uniQure NV(b)	(39,340)	(650,684)
United Therapeutics Corp.(b)	(445)	(69,691)
Total		(8,050,574)
Health Care Equipment & Supplies (0.6)%
Abbott Laboratories	(753)	(33,817)
Baxter International, Inc.	(21,040)	(802,676)
CR Bard, Inc.	(193)	(36,562)
Hill-Rom Holdings, Inc.	(2,448)	(117,651)
ResMed, Inc.	(569)	(30,550)
Varian Medical Systems, Inc.(b)	(7,378)	(596,142)
Total		(1,617,398)
Health Care Providers & Services (0.4)%
Anthem, Inc.	(1,377)	(192,009)
DaVita HealthCare Partners, Inc.(b)	(490)	(34,158)
Henry Schein, Inc.(b)	(4,275)	(676,262)
Patterson Cos, Inc.	(3,873)	(175,098)
Total		(1,077,527)
Health Care Technology —%
athenahealth, Inc.(b)	(466)	(75,012)
Life Sciences Tools & Services (0.2)%
Bruker Corp.(b)	(2,472)	(59,995)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Illumina, Inc.(b)	(1,674)	(321,316)
Mettler-Toledo International, Inc.(b)	(198)	(67,148)
QIAGEN NV(b)	(1,430)	(39,539)
Waters Corp.(b)	(451)	(60,696)
Total		(548,694)
Pharmaceuticals (1.4)%
Eli Lilly & Co.	(7,850)	(661,441)
Nektar Therapeutics(b)	(54,327)	(915,410)
Novo Nordisk A/S, ADR	(13,735)	(797,729)
Roche Holding AG, ADR	(5,420)	(186,828)
Shire PLC, ADR	(673)	(137,965)
Xenoport, Inc.(b)	(12,370)	(67,911)
Zoetis, Inc.	(16,925)	(811,046)
Total		(3,578,330)
Total Health Care		(14,947,535)
INDUSTRIALS (3.6)%
Aerospace & Defense (0.5)%
Hexcel Corp.	(3,582)	(166,384)
TransDigm Group, Inc.(b)	(3,809)	(870,166)
Triumph Group, Inc.	(5,538)	(220,135)
Total		(1,256,685)
Air Freight & Logistics (0.3)%
Expeditors International of Washington, Inc.	(16,845)	(759,709)
Airlines (0.1)%
Copa Holdings SA, Class A	(1,967)	(94,927)
Spirit Airlines, Inc.(b)	(1,503)	(59,895)
Total		(154,822)
Building Products (0.1)%
Allegion PLC	(2,891)	(190,575)
Commercial Services & Supplies —%
Pitney Bowes, Inc.	(5,974)	(123,363)
Construction & Engineering (0.4)%
Fluor Corp.	(17,361)	(819,786)
KBR, Inc.	(11,212)	(189,707)
Total		(1,009,493)
Electrical Equipment —%
Emerson Electric Co.	(2,790)	(133,446)
Industrial Conglomerates (0.3)%
3M Co.	(5,338)	(804,116)
Roper Industries, Inc.	(692)	(131,335)
Total		(935,451)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Machinery (0.7)%
Deere & Co.	(8,730)	(665,837)
Illinois Tool Works	(1,627)	(150,790)
Oshkosh Corp.	(2,210)	(86,279)
PACCAR, Inc.	(16,715)	(792,291)
SPX Corp.	(20,636)	(192,534)
Total		(1,887,731)
Professional Services (0.4)%
IHS, Inc., Class A(b)	(1,782)	(211,042)
ManpowerGroup, Inc.	(899)	(75,777)
Nielsen Holdings PLC	(1,266)	(58,996)
Robert Half International, Inc.	(13,375)	(630,497)
Total		(976,312)
Road & Rail (0.1)%
Hertz Global Holdings, Inc.(b)	(13,255)	(188,619)
Trading Companies & Distributors (0.7)%
Air Lease Corp.	(8,026)	(268,710)
Fastenal Co.	(23,491)	(958,903)
MSC Industrial Direct Co., Inc., Class A	(14,518)	(816,928)
Total		(2,044,541)
Total Industrials		(9,660,747)
INFORMATION TECHNOLOGY (5.2)%
Communications Equipment (0.6)%
Arista Networks, Inc.(b)	(14,855)	(1,156,313)
Juniper Networks, Inc.	(14,322)	(395,287)
Total		(1,551,600)
Electronic Equipment, Instruments & Components (0.7)%
Dolby Laboratories, Inc., Class A	(13,640)	(458,986)
IPG Photonics Corp.(b)	(13,638)	(1,215,964)
Zebra Technologies Corp., Class A(b)	(2,744)	(191,120)
Total		(1,866,070)
Internet Software & Services (0.2)%
Pandora Media, Inc.(b)	(4,230)	(56,724)
Shutterstock, Inc.(b)	(9,170)	(296,558)
Yahoo!, Inc.(b)	(6,406)	(213,064)
Total		(566,346)
IT Services (0.7)%
Accenture PLC, Class A	(5,405)	(564,822)
International Business Machines Corp.	(2,635)	(362,629)
Xerox Corp.	(92,757)	(986,007)
Total		(1,913,458)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment (1.0)%
Amkor Technology, Inc.(b)	(125,914)	(765,557)
Analog Devices, Inc.	(2,826)	(156,334)
ASML Holding NV	(946)	(83,977)
Linear Technology Corp.	(17,189)	(730,017)
Teradyne, Inc.	(35,985)	(743,810)
Xilinx, Inc.	(1,659)	(77,923)
Total		(2,557,618)
Software (1.1)%
FireEye, Inc.(b)	(7,438)	(154,264)
Netsuite, Inc.(b)	(12,600)	(1,066,212)
Oracle Corp.	(10,393)	(379,656)
QLIK Technologies, Inc.(b)	(17,755)	(562,123)
ServiceNow, Inc.(b)	(7,695)	(666,079)
Zynga, Inc., Class A(b)	(83,448)	(223,641)
Total		(3,051,975)
Technology Hardware, Storage & Peripherals (0.9)%
Hewlett Packard Enterprise Co.	(26,054)	(396,021)
HP, Inc.	(14,534)	(172,083)
Lexmark International, Inc., Class A	(37,041)	(1,201,980)
NetApp, Inc.	(24,960)	(662,189)
Total		(2,432,273)
Total Information Technology		(13,939,340)
MATERIALS (0.6)%
Chemicals (0.4)%
Agrium, Inc.	(948)	(84,694)
Air Products & Chemicals, Inc.	(1,007)	(131,021)
Airgas, Inc.	(584)	(80,779)
Ashland, Inc.	(1,983)	(203,654)
Ecolab, Inc.	(1,271)	(145,377)
International Flavors & Fragrances, Inc.	(652)	(78,005)
WR Grace & Co.(b)	(3,318)	(330,440)
Total		(1,053,970)
Construction Materials (0.1)%
Martin Marietta Materials, Inc.	(124)	(16,936)
Vulcan Materials Co.	(3,467)	(329,261)
Total		(346,197)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Containers & Packaging (0.1)%
Packaging Corp. of America	(956)	(60,276)
Silgan Holdings, Inc.	(843)	(45,286)
Westrock Co.	(1,827)	(83,347)
Total		(188,909)
Total Materials		(1,589,076)
TELECOMMUNICATION SERVICES (0.1)%
Diversified Telecommunication Services (0.1)%
BCE, Inc.	(1,526)	(58,934)
Telus Corp.	(1,951)	(53,945)
Verizon Communications, Inc.	(4,442)	(205,310)
Total		(318,189)
Wireless Telecommunication Services —%
America Movil SAB de CV, Class L, ADR	(3,305)	(46,468)
Total Telecommunication Services		(364,657)
UTILITIES (0.3)%
Electric Utilities —%
Pepco Holdings, Inc.	(1,500)	(39,015)
Southern Co. (The)	(1,778)	(83,193)
Total		(122,208)
Independent Power and Renewable Electricity Producers (0.1)%
NRG Energy, Inc.	(10,892)	(128,199)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities (0.2)%
Consolidated Edison, Inc.	(1,314)	(84,451)
Dominion Resources, Inc.	(2,869)	(194,059)
Sempra Energy	(2,142)	(201,369)
Total		(479,879)
Water Utilities —%
Aqua America, Inc.	(1,384)	(41,243)
Total Utilities		(771,529)
Total Common Stocks (Proceeds: $68,494,871)		(65,256,171)
Total Investments Sold Short (Proceeds: $68,494,871)		(65,256,171)
Total Investments, Net of Investments Sold Short		213,755,994
Other Assets & Liabilities, Net		54,524,343
Net Assets		268,280,337

At December 31, 2015, securities and cash totaling $113,742,734 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2015

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	1/13/2016	6,306,354	USD	9,319,000	NZD	63,774	—
Barclays	1/29/2016	197,952,000	HUF	689,536	USD	7,784	—
Barclays	1/29/2016	55,818,000	MXN	3,233,558	USD	604	—
BNP Paribas	1/15/2016	2,100,000	AUD	1,532,265	USD	2,772	—
BNP Paribas	1/15/2016	2,300,000	AUD	1,647,193	USD	—	(27,966)
BNP Paribas	1/15/2016	14,500,000	CAD	10,624,626	USD	145,248	—
BNP Paribas	1/15/2016	4,400,000	CHF	4,381,968	USD	—	(12,935)
BNP Paribas	1/15/2016	100,000	EUR	109,050	USD	347	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Forward Foreign Currency Exchange Contracts Open at December 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
BNP Paribas	1/15/2016	6,000,000	EUR	6,442,440	USD	—	(79,718)
BNP Paribas	1/15/2016	1,200,000	GBP	1,815,132	USD	46,040	—
BNP Paribas	1/15/2016	1,972,063,000	JPY	16,246,067	USD	—	(164,661)
BNP Paribas	1/15/2016	735,084,000	KRW	629,461	USD	3,207	—
BNP Paribas	1/15/2016	52,900,000	NOK	6,094,536	USD	118,879	—
BNP Paribas	1/15/2016	1,300,000	NZD	870,518	USD	—	(17,989)
BNP Paribas	1/15/2016	11,700,000	SGD	8,278,643	USD	29,968	—
BNP Paribas	1/15/2016	4,600,000	SGD	3,226,825	USD	—	(16,244)
BNP Paribas	1/15/2016	2,707,885	USD	3,800,000	AUD	59,769	—
BNP Paribas	1/15/2016	1,539,415	USD	2,100,000	AUD	—	(9,922)
BNP Paribas	1/15/2016	9,577,992	USD	13,300,000	CAD	34,126	—
BNP Paribas	1/15/2016	3,287,189	USD	4,400,000	CAD	—	(107,240)
BNP Paribas	1/15/2016	390,906	USD	400,000	CHF	8,631	—
BNP Paribas	1/15/2016	7,227,667	USD	4,800,000	GBP	—	(151,298)
BNP Paribas	1/15/2016	25,043,347	USD	3,041,263,000	JPY	264,839	—
BNP Paribas	1/15/2016	816,280	USD	7,100,000	NOK	—	(14,254)
BNP Paribas	1/15/2016	4,452,674	USD	6,800,000	NZD	194,901	—
BNP Paribas	1/15/2016	4,871,146	USD	41,800,000	SEK	82,136	—
BNP Paribas	1/15/2016	285,897	USD	2,400,000	SEK	—	(1,498)
BNP Paribas	1/15/2016	9,873,903	USD	13,900,000	SGD	—	(74,195)
Citi	1/13/2016	767,614,000	JPY	6,352,933	USD	—	(34,572)
Citi	1/13/2016	4,225,223	USD	3,872,000	EUR	—	(16,471)
Citi	1/15/2016	679,000	EUR	736,921	USD	—	(1,170)
Citi	1/15/2016	5,200,000	SGD	3,648,867	USD	—	(17,211)
Citi	1/15/2016	35,295,769	USD	50,300,000	SGD	166,483	—
Citi	1/19/2016	81,697,000	JPY	672,619	USD	—	(7,289)
Citi	1/29/2016	641,000	AUD	459,770	USD	—	(6,758)
Credit Suisse	1/15/2016	2,900,000	AUD	2,050,010	USD	—	(62,147)
Credit Suisse	1/15/2016	11,900,000	CAD	8,913,157	USD	312,840	—
Credit Suisse	1/15/2016	5,900,000	CHF	5,874,329	USD	—	(18,837)
Credit Suisse	1/15/2016	3,200,000	GBP	4,862,064	USD	144,485	—
Credit Suisse	1/15/2016	197,300,000	JPY	1,606,619	USD	—	(35,234)
Credit Suisse	1/15/2016	89,298,206	NOK	10,274,590	USD	187,341	—
Credit Suisse	1/15/2016	6,100,000	NZD	3,934,378	USD	—	(234,769)
Credit Suisse	1/15/2016	99,100,000	SEK	11,408,875	USD	—	(334,433)
Credit Suisse	1/15/2016	200,000	SGD	140,320	USD	—	(683)
Credit Suisse	1/15/2016	3,193,908	USD	4,333,000	CAD	—	(62,381)
Credit Suisse	1/15/2016	107,373	USD	100,000	EUR	1,330	—
Credit Suisse	1/15/2016	5,136,620	USD	630,800,000	JPY	112,648	—
Credit Suisse	1/29/2016	714,000	EUR	781,191	USD	4,778	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Forward Foreign Currency Exchange Contracts Open at December 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank	1/15/2016	15,700,000	AUD	11,098,095	USD	—	(336,687)
Deutsche Bank	1/15/2016	8,300,000	CAD	6,225,195	USD	226,655	—
Deutsche Bank	1/15/2016	7,900,000	CHF	7,789,350	USD	—	(101,499)
Deutsche Bank	1/15/2016	600,000	EUR	659,192	USD	6,976	—
Deutsche Bank	1/15/2016	10,900,000	EUR	11,675,533	USD	—	(173,055)
Deutsche Bank	1/15/2016	7,900,000	GBP	11,973,816	USD	327,292	—
Deutsche Bank	1/15/2016	147,100,000	JPY	1,198,019	USD	—	(26,089)
Deutsche Bank	1/15/2016	3,300,000	NOK	377,304	USD	4,531	—
Deutsche Bank	1/15/2016	25,600,000	NZD	16,557,319	USD	—	(939,431)
Deutsche Bank	1/15/2016	70,400,000	SEK	8,098,485	USD	—	(243,885)
Deutsche Bank	1/15/2016	5,100,000	SGD	3,648,512	USD	52,936	—
Deutsche Bank	1/15/2016	46,000,000	SGD	32,249,019	USD	—	(181,669)
Deutsche Bank	1/15/2016	6,782,861	USD	9,400,000	AUD	63,441	—
Deutsche Bank	1/15/2016	18,055,410	USD	24,100,000	CAD	—	(637,962)
Deutsche Bank	1/15/2016	25,397,774	USD	25,500,000	CHF	72,690	—
Deutsche Bank	1/15/2016	6,780,687	USD	6,700,000	CHF	—	(88,447)
Deutsche Bank	1/15/2016	108,622	USD	100,000	EUR	81	—
Deutsche Bank	1/15/2016	19,484,027	USD	2,387,900,000	JPY	387,132	—
Deutsche Bank	1/15/2016	23,807,157	USD	207,127,381	NOK	—	(409,762)
Deutsche Bank	1/15/2016	130,293	USD	200,000	NZD	6,401	—
Deutsche Bank	1/15/2016	3,075,488	USD	26,700,000	SEK	88,451	—
Deutsche Bank	1/15/2016	2,383,623	USD	3,400,000	SGD	13,428	—
Deutsche Bank	1/15/2016	565,417	USD	800,000	SGD	—	(1,405)
Deutsche Bank	1/29/2016	5,292,000	RON	1,280,736	USD	7,967	—
HSBC	1/15/2016	27,500,000	AUD	19,429,850	USD	—	(599,226)
HSBC	1/15/2016	20,700,000	CAD	15,505,769	USD	545,554	—
HSBC	1/15/2016	45,000	CAD	32,397	USD	—	(126)
HSBC	1/15/2016	19,700,000	CHF	19,602,575	USD	—	(74,607)
HSBC	1/15/2016	9,200,000	EUR	9,866,126	USD	—	(134,517)
HSBC	1/15/2016	1,766,000	INR	26,620	USD	—	(31)
HSBC	1/15/2016	44,629,175	NOK	5,133,230	USD	91,857	—
HSBC	1/15/2016	300,000	NZD	193,527	USD	—	(11,513)
HSBC	1/15/2016	1,756,000	SGD	1,247,159	USD	9,153	—
HSBC	1/15/2016	494,578	USD	700,000	AUD	15,253	—
HSBC	1/15/2016	32,999	USD	46,000	CAD	246	—
HSBC	1/15/2016	610,610	USD	837,000	CAD	—	(5,697)
HSBC	1/15/2016	696,538	USD	700,000	CHF	2,651	—
HSBC	1/15/2016	428,962	USD	400,000	EUR	5,849	—
HSBC	1/15/2016	1,367,073	USD	900,000	GBP	—	(40,254)
HSBC	1/15/2016	1,003,956	USD	67,511,000	INR	14,866	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Forward Foreign Currency Exchange Contracts Open at December 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
HSBC	1/15/2016	20,654,980	USD	2,536,700,000	JPY	454,433	—
HSBC	1/15/2016	14,191,980	USD	22,000,000	NZD	844,290	—
HSBC	1/15/2016	618,521	USD	43,983,000	RUB	—	(17,706)
HSBC	1/15/2016	19,611,006	USD	170,200,000	SEK	557,623	—
HSBC	1/15/2016	18,941,520	USD	27,000,000	SGD	93,884	—
HSBC	1/19/2016	625,000	SEK	73,472	USD	—	(599)
HSBC	1/29/2016	1,570,000,000	COP	470,356	USD	—	(22,968)
HSBC	1/29/2016	662	USD	80,000	JPY	4	—
Morgan Stanley	1/29/2016	1,028	USD	4,000	PLN	—	(9)
Standard Chartered	1/13/2016	2,851,000	GBP	4,254,476	USD	51,433	—
Standard Chartered	1/15/2016	632,000	MXN	36,911	USD	267	—
Standard Chartered	1/15/2016	1,276,375	USD	22,160,000	MXN	8,461	—
Standard Chartered	1/15/2016	1,258,903	USD	21,068,000	MXN	—	(37,381)
Standard Chartered	1/19/2016	5,341,000	EUR	5,847,391	USD	40,992	—
Standard Chartered	1/19/2016	2,973,000	GBP	4,507,829	USD	124,851	—
Standard Chartered	1/19/2016	130,000,000	JPY	1,070,227	USD	—	(11,675)
Standard Chartered	1/19/2016	1,056,000	MXN	61,266	USD	58	—
Standard Chartered	1/29/2016	20,000	GBP	29,774	USD	287	—
State Street	1/13/2016	14,631,000	AUD	10,619,619	USD	—	(37,660)
State Street	1/13/2016	10,627,780	USD	92,450,000	NOK	—	(184,280)
State Street	1/15/2016	13,417,000	AUD	9,597,972	USD	—	(174,032)
State Street	1/15/2016	600,000	CAD	449,431	USD	15,801	—
State Street	1/15/2016	500,000	CAD	361,135	USD	—	(223)
State Street	1/15/2016	3,500,000	EUR	3,762,860	USD	—	(41,732)
State Street	1/15/2016	2,400,000	GBP	3,647,670	USD	109,486	—
State Street	1/15/2016	1,211,400,000	JPY	9,956,266	USD	—	(124,525)
State Street	1/15/2016	73,700,000	NOK	8,471,766	USD	146,512	—
State Street	1/15/2016	100,000	NZD	68,575	USD	228	—
State Street	1/15/2016	12,688,000	NZD	8,292,358	USD	—	(379,469)
State Street	1/15/2016	7,861,000	PLN	2,029,667	USD	26,149	—
State Street	1/15/2016	328,000	PLN	82,833	USD	—	(764)
State Street	1/15/2016	2,300,000	SGD	1,625,536	USD	4,002	—
State Street	1/15/2016	14,800,000	SGD	10,380,400	USD	—	(53,822)
State Street	1/15/2016	9,813,395	USD	13,700,000	AUD	164,726	—
State Street	1/15/2016	674,146	USD	900,000	CAD	—	(23,702)
State Street	1/15/2016	9,857,907	USD	9,900,000	CHF	30,626	—
State Street	1/15/2016	859,057	USD	800,000	EUR	10,564	—
State Street	1/15/2016	4,487,069	USD	4,100,000	EUR	—	(30,261)
State Street	1/15/2016	759,736	USD	500,000	GBP	—	(22,614)
State Street	1/15/2016	3,149,856	USD	386,900,000	JPY	69,772	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Forward Foreign Currency Exchange Contracts Open at December 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
State Street	1/15/2016	275,878	USD	2,400,000	NOK	—	(4,771)
State Street	1/15/2016	903,486	USD	1,400,000	NZD	53,368	—
State Street	1/15/2016	2,057,357	USD	8,189,000	PLN	29,757	—
State Street	1/15/2016	3,451,333	USD	29,700,000	SEK	68,104	—
State Street	1/15/2016	1,052,068	USD	1,500,000	SGD	5,455	—
UBS	1/15/2016	12,700,000	AUD	9,079,820	USD	—	(169,971)
UBS	1/15/2016	7,200,000	CAD	5,404,205	USD	200,652	—
UBS	1/15/2016	500,000	CAD	358,788	USD	—	(2,570)
UBS	1/15/2016	7,100,000	CHF	7,211,351	USD	119,575	—
UBS	1/15/2016	13,000,000	CHF	12,922,140	USD	—	(62,803)
UBS	1/15/2016	3,600,000	EUR	3,955,778	USD	42,483	—
UBS	1/15/2016	1,400,000	EUR	1,492,806	USD	—	(29,031)
UBS	1/15/2016	5,396,200,000	JPY	43,968,036	USD	—	(937,003)
UBS	1/15/2016	8,700,000	NOK	1,010,174	USD	27,410	—
UBS	1/15/2016	600,000	NZD	390,478	USD	—	(19,602)
UBS	1/15/2016	155,700,000	SEK	18,024,278	USD	—	(426,107)
UBS	1/15/2016	43,100,000	SGD	30,455,263	USD	69,118	—
UBS	1/15/2016	5,900,000	SGD	4,139,247	USD	—	(20,341)
UBS	1/15/2016	31,967,280	USD	45,000,000	AUD	807,571	—
UBS	1/15/2016	13,627,898	USD	18,200,000	CAD	—	(474,473)
UBS	1/15/2016	12,121,708	USD	12,400,000	CHF	263,930	—
UBS	1/15/2016	602,908	USD	600,000	CHF	—	(3,603)
UBS	1/15/2016	30,096,306	USD	28,100,000	EUR	449,135	—
UBS	1/15/2016	546,974	USD	500,000	EUR	—	(3,460)
UBS	1/15/2016	11,380,898	USD	7,500,000	GBP	—	(324,072)
UBS	1/15/2016	918,520	USD	113,200,000	JPY	23,486	—
UBS	1/15/2016	5,729,758	USD	49,700,000	NOK	—	(115,578)
UBS	1/15/2016	6,605,149	USD	10,200,000	NZD	366,213	—
UBS	1/15/2016	4,969,363	USD	43,300,000	SEK	161,669	—
UBS	1/15/2016	26,171,697	USD	37,300,000	SGD	125,362	—
UBS	1/15/2016	2,696,661	USD	3,800,000	SGD	—	(17,604)
UBS	1/19/2016	558,737	NZD	376,416	USD	—	(5,356)
Total						9,504,077	(9,295,504)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI JGB FUT	39	JPY	4,836,591	03/2016	535	—
3MO EURO EURIBOR	19	EUR	5,171,353	06/2016	7,077	—
3MO EUROYEN TFX	29	JPY	6,022,516	06/2016	217	—
3MO EUROYEN TFX	12	JPY	2,492,075	06/2016	—	(159)
90DAY EURO$ FUTR	79	USD	19,507,075	12/2016	—	(53,587)
90DAY EURO$ FUTR	29	USD	7,184,750	06/2016	—	(1,566)
90DAY STERLING	101	GBP	18,421,935	12/2016	7,893	—
90DAY STERLING	30	GBP	5,487,341	06/2016	1,366	—
90DAY STERLING	29	GBP	5,304,430	06/2016	—	(1,675)
AUST 10Y BOND FUT	8	AUD	739,732	03/2016	89	—
AUST 3YR BOND FUT	6	AUD	487,357	03/2016	1,718	—
BANK ACCEPT FUTR	18	CAD	3,227,434	06/2016	15	—
BANK ACCEPT FUTR	24	CAD	4,303,245	06/2016	—	(2,018)
CAC40 10 EURO FUT	5	EUR	252,044	01/2016	6,923	—
CAN 10YR BOND FUT	1	CAD	101,893	03/2016	2,054	—
DAX INDEX FUTURE	1	EUR	292,662	03/2016	15,247	—
EURO BUXL 30Y BND	10	EUR	1,645,339	03/2016	—	(40,777)
Euro CHF 3MO ICE	41	CHF	10,313,448	06/2016	—	(3,194)
Euro CHF 3MO ICE	13	CHF	3,270,118	06/2016	—	(3,310)
EURO STOXX 50	6	EUR	214,003	03/2016	8,538	—
Euro-BTP Future	15	EUR	2,248,268	03/2016	—	(7,309)
EURO-BUND FUTURE	7	EUR	1,201,337	03/2016	—	(3,653)
EURO-BUND FUTURE	13	EUR	2,231,054	03/2016	9,163	—
Euro-OAT Future	6	EUR	978,401	03/2016	—	(10,750)
FTSE/MIB IDX FUT	10	EUR	1,165,104	03/2016	42,557	—
HANG SENG IDX FUT	3	HKD	424,062	01/2016	—	(6,834)
IBEX 35 INDX FUTR	2	EUR	207,054	01/2016	1,859	—
LONG GILT FUTURE	20	GBP	3,442,847	03/2016	—	(15,925)
LONG GILT FUTURE	7	GBP	1,204,996	03/2016	—	(12,502)
mini MSCI EAFE	41	USD	3,481,310	03/2016	66,943	—
mini MSCI Emg Mkt	24	USD	945,000	03/2016	33,546	—
MSCI SING IX ETS	14	SGD	319,515	01/2016	931	—
OMXS30 IND FUTURE	31	SEK	531,757	01/2016	14,593	—
S&P500 EMINI FUT	7	USD	712,390	03/2016	8,738	—
S&P500 EMINI FUT	44	USD	4,477,880	03/2016	81,732	—
Short Euro-BTP	2	EUR	245,910	03/2016	—	(276)
SPI 200 FUTURES	4	AUD	383,078	03/2016	21,686	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Futures Contracts Outstanding at December 31, 2015 (continued)

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
TOPIX INDX FUTR	2	JPY	257,498	03/2016	—	(5,722)
US 10YR NOTE (CBT)	2	USD	251,812	03/2016	—	(128)
US 10YR NOTE (CBT)	24	USD	3,021,750	03/2016	—	(5,106)
US 5YR NOTE (CBT)	2	USD	236,641	03/2016	—	(527)
US LONG BOND(CBT)	5	USD	768,750	03/2016	—	(3,705)
US LONG BOND(CBT)	1	USD	153,750	03/2016	623	—
US ULTRA BOND CBT	1	USD	158,688	03/2016	1,459	—
Total			128,324,193		335,502	(178,723)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3MO EURO EURIBOR	(3)	EUR	(816,529)	06/2016	—	(6)
3MO EURO EURIBOR	(10)	EUR	(2,721,765)	06/2016	—	(15)
3MO EUROYEN TFX	(25)	JPY	(5,191,824)	06/2016	678	—
90DAY EURO$	(157)	USD	(38,553,312)	12/2017	53,945	—
CAC40 10 EURO	(1)	EUR	(50,409)	01/2016	510	—
CAN 10YR BOND	(24)	CAD	(2,445,443)	03/2016	—	(6,293)
DAX INDEX	(1)	EUR	(292,662)	03/2016	1,542	—
EURO STOXX 50	(6)	EUR	(214,003)	03/2016	—	(6,991)
EURO-BOBL	(3)	EUR	(426,017)	03/2016	2,417	—
EURO-BUND	(34)	EUR	(5,835,064)	03/2016	39,926	—
FTSE 100 IDX	(14)	GBP	(1,279,193)	03/2016	—	(37,120)
HANG SENG IDX FUT	(1)	HKD	(141,354)	01/2016	2,583	—
IBEX 35 INDX FUTR	(2)	EUR	(207,054)	01/2016	—	(2,659)
MSCI SING IX ETS	(14)	SGD	(319,515)	01/2016	—	(1,045)
S&P/TSX 60 IX FUT	(26)	CAD	(2,859,493)	03/2016	—	(23,337)
TOPIX INDX FUTR	(1)	JPY	(128,749)	03/2016	—	(2,084)
US 5YR NOTE (CBT)	(2)	USD	(236,641)	03/2016	527	—
US ULTRA BOND CBT	(1)	USD	(158,688)	03/2016	—	(929)
Total			(61,877,715)		102,128	(80,479)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Credit Default Swap Contracts Outstanding at December 31, 2015

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Republic of Colombia	12/20/2020	1.000	1,294,000	78,486	(74,665)	(395)	3,426	—
Goldman Sachs International	Republic of South Africa	12/20/2020	1.000	1,150,000	115,004	(72,779)	(351)	41,874	—
Goldman Sachs International	Republic of Turkey	12/20/2020	1.000	1,320,000	95,612	(111,804)	(403)	—	(16,595)
Morgan Stanley*	Markit CDX North America High Yield Index, Series 25 Version 1	12/20/2020	5.000	2,230,000	(20,112)	—	(3,407)	—	(23,519)
Total								45,300	(40,114)

*Centrally cleared swap contract

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	Markit CDX North America Investment Grade Index, Series 25 Version 1	12/20/2020	1.000	0.888	10,930,000	(7,974)	—	3,340	—	(4,634)
Morgan Stanley*	Markit iTraxx Europe Crossover Index, Series 24 Version 1	12/20/2020	5.000	3.196	1,960,000	5,747	—	3,254	9,001	—
Total									9,001	(4,634)

* Centrally cleared swap contract

**Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Interest Rate Swap Contracts Outstanding at December 31, 2015

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount ($)	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	U.S. CPI Urban Consumers NSA	Receive	2.053	11/12/2045	USD	740,000	—	—	(561)
Barclays	U.S. CPI Urban Consumers NSA	Receive	2.049	11/13/2045	USD	330,000	—	86	—
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.577	9/15/2020	USD	8,178,000	(35)	8,931	—
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.905	9/15/2022	USD	5,481,000	(31)	—	(17,327)
Total								9,017	(17,888)

*Centrally cleared swap contract

Total Return Swap Contracts Outstanding at December 31, 2015

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount ($)	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Total return on Goldman Sachs Risk Premia Basket Series 27 Excess Return(a)	Fixed rate of 0.35%	7/5/2016	USD	51,174,165	—	—	(410,684)
Goldman Sachs International	Total return on Goldman Sachs Risk Premia Basket Series 44 Excess Return(b)	Fixed rate of 0.35%	10/15/2016	USD	12,502,966	—	—	(177,720)
Total						—	—	(588,404)

(a) Underlying assets of this index include forward foreign currency exchange contracts, long/short commodity futures, long/short foreign and domestic bond futures, options on short commodity futures, options on foreign and somestic indices and long/short foreign and domestic equities.

(b) Underlying assets of this index include forward foreign currency exchange contracts, long/short foreign and domestic commodity futures, long/short foreign and domestic index futures, options on short commodity futures, options on foreign and domestic indices, short currency options, foreign indices and long/short foreign and domestic equities.

Notes to Consolidated Portfolio of Investments

(a)  This security or a portion of this security has been pledged as collateral in connection with securities sold short.

(b)  Non-income producing investment.

(c)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2015, the value of these securities amounted to $6,966,403 or 2.60% of net assets.

(d)  Variable rate security.

(e)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(f)  Principal amounts are denominated in United States Dollars unless otherwise noted.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Consolidated Portfolio of Investments (continued)

(g)  Principal and interest may not be guaranteed by the government.

(h)  Purchased swaption contracts outstanding at December 31, 2015:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Receive	2.150	9/13/2021	1,981,000	27,189	17,520
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Receive	2.000	12/6/2021	1,900,000	26,600	29,663
Total							53,789	47,183

(i)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(j)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	148,015,220	720,400,478	(718,463,790)	149,951,908	285,578	149,951,908

Abbreviation Legend

ADR  American Depositary Receipt

CMO  Collateralized Mortgage Obligation

PIK    Payment-in-Kind

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

COP  Colombian Peso

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

RON  Romania, New Lei

RUB  Russian Rouble

SEK  Swedish Krona

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Currency Legend (continued)

SGD  Singapore Dollar

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	15,725,219	—	—	15,725,219
Consumer Staples	3,127,597	—	—	3,127,597
Energy	4,119,623	—	—	4,119,623
Financials	12,390,256	—	—	12,390,256
Health Care	17,898,524	—	—	17,898,524
Industrials	11,529,620	—	—	11,529,620
Information Technology	17,976,338	—	—	17,976,338
Materials	2,270,002	—	—	2,270,002
Telecommunication Services	253,210	—	—	253,210
Utilities	1,550,925	—	—	1,550,925
Total Common Stocks	86,841,314	—	—	86,841,314
Corporate Bonds & Notes	—	5,537,698	—	5,537,698
Residential Mortgage-Backed Securities — Agency	—	154,908	—	154,908
Residential Mortgage-Backed Securities — Non-Agency	—	1,391,363	837,138	2,228,501
Asset-Backed Securities — Non-Agency	—	1,326,175	1,619,523	2,945,698
Inflation-Indexed Bonds	—	15,978,424	—	15,978,424
U.S. Treasury Obligations	5,958,775	—	—	5,958,775
Foreign Government Obligations	—	8,105,908	—	8,105,908
Exchange-Traded Funds	1,261,848	—	—	1,261,848
Options Purchased Puts	—	47,183	—	47,183
Money Market Funds	—	149,951,908	—	149,951,908
Total Investments	94,061,937	182,493,567	2,456,661	279,012,165
Investments Sold Short
Common Stocks
Consumer Discretionary	(11,396,801)	—	—	(11,396,801)
Consumer Staples	(1,332,878)	—	—	(1,332,878)
Energy	(2,777,018)	—	—	(2,777,018)
Financials	(8,476,590)	—	—	(8,476,590)
Health Care	(14,947,535)	—	—	(14,947,535)
Industrials	(9,660,747)	—	—	(9,660,747)
Information Technology	(13,939,340)	—	—	(13,939,340)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Materials	(1,589,076)	—	—	(1,589,076)
Telecommunication Services	(364,657)	—	—	(364,657)
Utilities	(771,529)	—	—	(771,529)
Total Common Stocks	(65,256,171)	—	—	(65,256,171)
Total Investments Sold Short	(65,256,171)	—	—	(65,256,171)
Total Investments, Net of Investments Sold Short	28,805,766	182,493,567	2,456,661	213,755,994
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	9,504,077	—	9,504,077
Futures Contracts	437,630	—	—	437,630
Swap Contracts	—	63,318	—	63,318
Liabilities
Forward Foreign Currency Exchange Contracts	—	(9,295,504)	—	(9,295,504)
Futures Contracts	(259,202)	—	—	(259,202)
Swap Contracts	—	(62,636)	(588,404)	(651,040)
Total	28,984,194	182,702,822	1,868,257	213,555,273

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	148,015,220	148,015,220	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities, asset backed securities and swap contracts classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $132,013,655)	$129,013,074
Affiliated issuers (identified cost $149,951,908)	149,951,908
Options purchased (identified cost $53,789)	47,183
Total investments (identified cost $282,019,352)	279,012,165
Cash	10,620
Foreign currency (identified cost $166,129)	164,324
Cash collateral held at broker	51,889,569
Margin deposits	2,107,214
Unrealized appreciation on forward foreign currency exchange contracts	9,504,077
Unrealized appreciation on swap contracts	45,386
Premiums paid on outstanding swap contracts	259,314
Receivable for:
Investments sold	973,597
Dividends	99,416
Interest	275,810
Foreign tax reclaims	9,916
Variation margin	69,744
Expense reimbursement due from Investment Manager	467
Prepaid expenses	1,909
Trustees' deferred compensation plan	12,992
Total assets	344,436,520
Liabilities
Securities sold short, at value (proceeds $68,494,871)	65,256,171
Unrealized depreciation on forward foreign currency exchange contracts	9,295,504
Unrealized depreciation on swap contracts	605,560
Payable for:
Investments purchased	629,456
Capital shares purchased	12,750
Dividends and interest on securities sold short	123,072
Variation margin	154,873
Investment management fees	7,503
Distribution and/or service fees	36
Transfer agent fees	441
Administration fees	588
Compensation of board members	117
Chief compliance officer expenses	37
Other expenses	57,083
Trustees' deferred compensation plan	12,992
Total liabilities	76,156,183
Net assets applicable to outstanding capital stock	$268,280,337
Represented by
Trust capital	$268,280,337
Total — representing net assets applicable to outstanding capital stock	$268,280,337

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

Class 1
Net assets	$263,053,041
Shares outstanding	27,414,606
Net asset value per share	$9.60
Class 2
Net assets	$5,227,296
Shares outstanding	549,457
Net asset value per share	$9.51

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$1,923,851
Dividends — affiliated issuers	285,578
Interest	626,704
Foreign taxes withheld	(10,410)
Total income	2,825,723
Expenses:
Investment management fees	3,188,409
Distribution and/or service fees
Class 2	11,890
Transfer agent fees
Class 1	184,700
Class 2	2,854
Administration fees	250,071
Compensation of board members	21,262
Custodian fees	64,663
Printing and postage fees	26,437
Audit fees	31,060
Legal fees	11,614
Dividends and interest on securities sold short	738,060
Chief compliance officer expenses	156
Other	19,657
Total expenses	4,550,833
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(18,956)
Total net expenses	4,531,877
Net investment loss	(1,706,154)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,712,590
Foreign currency translations	(345,756)
Forward foreign currency exchange contracts	7,830,964
Futures contracts	(142,642)
Securities sold short	2,846,146
Swap contracts	(2,061,683)
Net realized gain	13,839,619
Net change in unrealized appreciation (depreciation) on:
Investments	(10,200,981)
Foreign currency translations	269,593
Forward foreign currency exchange contracts	(4,600,051)
Futures contracts	(1,050,589)
Options purchased	(6,606)
Securities sold short	3,238,700
Swap contracts	(587,722)
Net change in unrealized depreciation	(12,937,656)
Net realized and unrealized gain	901,963
Net decrease in net assets from operations	$(804,191)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment loss	$(1,706,154)	$(1,217,064)
Net realized gain (loss)	13,839,619	(13,959,161)
Net change in unrealized appreciation (depreciation)	(12,937,656)	9,237,046
Net decrease in net assets resulting from operations	(804,191)	(5,939,179)
Decrease in net assets from capital stock activity	(65,619,876)	(34,121)
Total decrease in net assets	(66,424,067)	(5,973,300)
Net assets at beginning of year	334,704,404	340,677,704
Net assets at end of year	$268,280,337	$334,704,404

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	200,423	1,926,454	1,162,248	11,010,271
Redemptions	(7,052,653)	(68,670,999)	(1,163,158)	(11,019,077)
Net decrease	(6,852,230)	(66,744,545)	(910)	(8,806)
Class 2 shares
Subscriptions	213,924	2,067,482	167,854	1,584,884
Redemptions	(97,792)	(942,813)	(172,764)	(1,610,199)
Net increase (decrease)	116,132	1,124,669	(4,910)	(25,315)
Total net decrease	(6,736,098)	(65,619,876)	(5,820)	(34,121)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015		2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$9.65		$9.82	$10.04		$10.00
Income from investment operations:
Net investment income (loss)	(0.05	)(b)	(0.03)	0.14		0.17
Net realized and unrealized gain (loss)	0.00	(c)	(0.14)	(0.36)		(0.13)
Total from investment operations	(0.05)		(0.17)	(0.22)		0.04
Net asset value, end of period	$9.60		$9.65	$9.82		$10.04
Total return	(0.52%)		(1.73%)	(2.19%)		0.40%
Ratios to average net assets(d)
Total gross expenses	1.45	%(e)	1.19%	1.25	%(e)	1.28	%(e)(f)
Total net expenses(g)	1.45	%(e)	1.16%	1.18	%(e)	1.28	%(e)(f)
Net investment income (loss)	(0.54%)		(0.37%)	1.41%		2.49	%(f)
Supplemental data
Net assets, end of period (in thousands)	$263,053		$330,550	$336,391		$337,841
Portfolio turnover	221%		100%	213%		57%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.01 per share.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.24%, 0.01% and 0.01% for the years ended December 31, 2015, 2013 and 2012, respectively.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015		2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$9.59		$9.78	$10.03		$10.00
Income from investment operations:
Net investment income (loss)	(0.08	)(b)	(0.06)	0.07		0.15
Net realized and unrealized gain (loss)	0.00	(c)	(0.13)	(0.32)		(0.12)
Total from investment operations	(0.08)		(0.19)	(0.25)		0.03
Net asset value, end of period	$9.51		$9.59	$9.78		$10.03
Total return	(0.83%)		(1.94%)	(2.49%)		0.30%
Ratios to average net assets(d)
Total gross expenses	1.75	%(e)	1.44%	1.50	%(f)	1.48	%(e)(g)
Total net expenses(h)	1.74	%(e)	1.41%	1.38	%(f)	1.48	%(e)(g)
Net investment income (loss)	(0.81%)		(0.62%)	0.74%		2.22	%(g)
Supplemental data
Net assets, end of period (in thousands)	$5,227		$4,155	$4,287		$3
Portfolio turnover	221%		100%	213%		57%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.02 per share.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.28% and 0.01% for the years ended December 31, 2015 and 2012, respectively.

(f)  Ratios include dividends and interest on securities sold short which is less than 0.01% for the year ended December 31, 2013.

(g)  Annualized.

(h)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Diversified Absolute Return Fund (formerly known as Columbia Variable Portfolio — Multi-Strategy Alternatives Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective May 1, 2015, Columbia Variable Portfolio — Multi-Strategy Alternatives Fund was renamed Columbia Variable Portfolio — Diversified Absolute Return Fund.

Basis for Consolidation

Effective June 19, 2015, CVPDAR1 Offshore Fund, Ltd., CVPDAR2 Offshore Fund, Ltd. and CVPDAR3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Prior to June 19, 2015, VPGMA Offshore Fund, Ltd. was the Subsidiary and effective June 22, 2015, VPGMA Offshore Fund, Ltd. was renamed to CVPDAR3 Offshore Fund, Ltd. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.

At December 31, 2015, each Subsidiary financial statement information is as follows:

	CVPDAR1 Offshore- Fund, Ltd.	CVPDAR2 Offshore- Fund, Ltd.	CVPDAR3 Offshore- Fund, Ltd.
% of consolidated fund net assets	0.09%	2.22%	5.52%
Net assets	$244,629	$5,968,766	$14,806,133
Net investment income (loss)	(24,528)	(31,234)	(72,869)
Net realized gain (loss)	(140,096)	—	(1,803,251)
Net change in unrealized appreciation (depreciation)	—	—	(588,404)

The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Consolidated Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the

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Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts primarily for the purpose of gaining market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage exposure to movements in interest rates, to manage exposure to the securities market, to manage exposure to commodities market and to gain market exposure to various currencies, interest rate and equity markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

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Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to produce incremental earnings, to decrease the Fund's exposure to equity market risk, to increase return on investments and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

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Credit Default Swap Contracts

The Fund entered into credit default swap contracts to manage credit risk exposure, to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer to reduce overall credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Consolidated Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to produce incremental earnings, to manage interest rate market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future,

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based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. The Fund purchased or wrote interest rate swaption contracts to manage exposure to fluctuations in interest rates and to hedge the fair value of other Fund investments. These instruments may be used for other purposes in future periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Consolidated Statement of Assets and Liabilities. Gain or loss is recognized in the Consolidated Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Consolidated Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Consolidated Statement of Operations.

Total Return Swap Contracts

The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a basket of reference securities in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate and to manage long or short exposure to a commodities index. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to

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obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	54,301	*
Credit risk	Premiums paid on outstanding swap contracts	259,248
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	307,927	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	9,504,077
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	129,703	*
Interest rate risk	Investments, at value — Options purchased	47,183
Interest rate risk	Component of trust capital — unrealized appreciation on swap contracts	9,017	*
Interest rate risk	Premiums paid on outstanding swap contracts	66
Total		10,311,522
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Component of trust capital — unrealized depreciation on swap contracts	44,748	*
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	85,793	*
Equity risk	Component of trust capital — unrealized depreciation on swap contracts	588,404	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	9,295,504
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	173,409	*
Interest rate risk	Component of trust capital — unrealized depreciation on swap contracts	17,888	*
Total		10,205,746

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

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The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(31,701)	(31,701)
Equity risk	—	(3,067,308)	(80,370)	(3,147,678)
Foreign exchange risk	7,830,964	—	—	7,830,964
Interest rate risk	—	2,924,666	(1,949,612)	975,054
Total	7,830,964	(142,642)	(2,061,683)	5,626,639
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	9,554	9,554
Equity risk	—	638,448	—	(588,404)	50,044
Foreign exchange risk	(4,600,051)	—	—	—	(4,600,051)
Interest rate risk	—	(1,689,037)	(6,606)	(8,872)	(1,704,515)
Total	(4,600,051)	(1,050,589)	(6,606)	(587,722)	(6,244,968)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015.

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	158,163,485
Futures contracts — Short	139,622,332
Credit default swap contracts — buy protection	4,344,525
Credit default swap contracts — sell protection	6,662,500
Derivate Instrument	Average Market Value ($)*
Options contracts — Purchased	15,994
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	7,323,168	(6,784,802)
Interest rate swaps contracts	2,767	(81,433)
Total return swaps contracts	58,187	(147,101)

*Based on ending quarterly outstanding amounts for the year ended December 31, 2015.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Consolidated Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the

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maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2015:

	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	Deutsche Bank ($)	Goldman Sachs International ($)(a)	Goldman Sachs International ($)(a)	HSBC ($)	JP Morgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	—	—	—	—	2,005	—	—	—	2,005
Forward foreign currency exchange contracts	72,162	990,863	166,483	763,422	1,257,981	—	—	2,635,663	—	—	—	226,349	734,550	2,656,604	9,504,077
Options purchased puts	47,183	—	—	—	—	—	—	—	—	—	—	—	—	—	47,183
OTC credit default swap contracts(c)	—	—	—	—	—	—	287,953	—	—	—	—	—	—	—	287,953
OTC interest rate swap contracts(c)	86	—	—	—	—	—	—	—	—	—	—	—	—	—	86
Total Assets	119,431	990,863	166,483	763,422	1,257,981	—	287,953	2,635,663	—	—	2,005	226,349	734,550	2,656,604	9,841,304

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	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	Deutsche Bank ($)	Goldman Sachs International ($)(a)	Goldman Sachs International ($)(a)	HSBC ($)	Morgan JP Morgan ($)	Morgan Stanley ($)(a)	Standard Stanley ($)(a)	State Chartered ($)	Street ($)	UBS ($)	Total ($)
Liabilities
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	—	—	—	—	4,954	—	—	—	4,954
Centrally cleared interest rate swap contracts(b)	—	—	—	—	—	—	—	—	—	—	23,832	—	—	—	23,832
Forward foreign currency exchange contracts	—	677,920	83,471	748,484	3,139,891	—	—	907,244	—	9	—	49,056	1,077,855	2,611,574	9,295,504
OTC interest rate swap contracts(c) 561	—	—	—	—	—	—	—	—	—	—	—	—	—	—	561
OTC total return swap contracts(c)	—	—	—	—	—	588,404	—	—	—	—	—	—	—	—	588,404
Securities borrowed	—	—	—	—	—	—	—	—	65,256,171	—	—	—	—	—	65,256,171
Total Liabilities	561	677,920	83,471	748,484	3,139,891	588,404	—	907,244	65,256,171	9	28,786	49,056	1,077,855	2,611,574	75,169,426
Total Financial and Derivative Net Assets	118,870	312,943	83,012	14,938	(1,881,910)	(588,404)	287,953	1,728,419	(65,256,171)	(9)	(26,781)	177,293	(343,305)	45,030	(65,328,122)
Total collateral received (pledged)(d)	118,870	—	—	—	—	(588,404)	260,000	—	(65,256,171)	—	(26,781)	—	—	—	(65,492,486)
Net Amount(e)	—	312,943	83,012	14,938	(1,881,910)	—	27,953	1,728,419	—	(9)	—	177,293	(343,305)	45,030	164,364

(a) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b) Centrally cleared swaps are included within payable/receivable for variation margin on the Consolidated Statement of Assets and Liabilities.

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(e) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Consolidated Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.02% to 0.90% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 1.02% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, so that the Fund's net operating expenses, including indirect

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	1.24%	1.24%	1.33%
Class 2	1.49	1.49	1.58

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. This contractual agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $297,913,655 and $335,881,601, respectively, for the year ended December 31, 2015, of which $15,338,318 and $726,307, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 99.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Short Selling Risk

Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The Fund's assets that are used as collateral to secure the Fund's obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Diversified Absolute Return Fund (formerly known as Columbia Variable Portfolio — Multi-Strategy Alternatives Fund)

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Diversified Absolute Return Fund (formerly known as Columbia Variable Portfolio — Multi-Strategy Alternatives Fund) (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015

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Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — DIVERSIFIED ABSOLUTE RETURN FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2015

Columbia Variable Portfolio — Diversified Absolute Return Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

C-1473 E (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO —
SELECT LARGE CAP GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Federal Income Tax Information	23
Trustees and Officers	24
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Select Large Cap Growth Fund (the Fund) Class 2 shares returned 7.19% for the 12 months that ended December 31, 2015.

■  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 5.67% for the same time period.

■  Health care and consumer discretionary holdings aided results, as did an overweight in the information technology sector and an underweight in industrials.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	09/02/08	7.46	13.51	10.79
Class 2	09/02/08	7.19	13.22	10.51
Russell 1000 Growth Index		5.67	13.53	10.54

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 2, 2008 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Thomas Galvin, CFA

Richard Carter

Todd Herget

Top Ten Holdings (%) (at December 31, 2015)
Alexion Pharmaceuticals, Inc.	4.6
Monster Beverage Corp.	4.5
Facebook, Inc., Class A	4.4
Alibaba Group Holding Ltd., ADR	4.4
Vertex Pharmaceuticals, Inc.	4.3
Visa, Inc., Class A	4.3
Bristol-Myers Squibb Co.	4.2
LinkedIn Corp., Class A	4.2
Splunk, Inc.	4.2
ServiceNow, Inc.	3.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	97.3
Money Market Funds	2.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	13.6
Consumer Staples	7.5
Financials	2.7
Health Care	30.4
Industrials	2.3
Information Technology	43.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

At December 31, 2015, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned 7.19%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 5.67% for the same time period. Overall, stock selection accounted for the Fund's performance advantage over the benchmark. The Fund performed particularly well in the health care and consumer discretionary sectors. Individual stock selection within the information technology and energy sectors held the portfolio back relative to its benchmark.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. A widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks and the seven-year expansion remained intact. The labor market recovered, and consumer spending strengthened. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods.

Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, growth stocks outperformed value stocks and U.S. stocks outperformed stocks of both developed and emerging markets as most foreign stock markets were in the red for the year.

In December, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The move was well received by the stock market, which had plenty of notice that it was coming after several delays and the slow-walking of the policy shift by Fed chair Janet Yellen.

Contributors and Detractors

Against this backdrop, the Fund's high-growth portfolio fared well through the first half of the year. However, relative performance came under pressure in a late summer sell-off, as headlines centered around China and its influence on the global economy. In health care, biotechnology firm Pharmacyclics (therapies focused in leukemia and lymphoma) performed strongly as it exceeded sales estimates and increased earnings guidance,

Annual Report 2015
4

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

thanks to faster-than-expected market penetration of its leading drug Imbruvica®. We sold the position after the firm announced it would be acquired. Pharmaceutical firms Bristol-Myers and Novo Nordisk delivered solid returns.

In the consumer discretionary sector, Amazon.com was a notable contributor to results. We continued to like the firm's long-term growth story, given its clear leadership in the e-commerce area, but we trimmed the position given the stock's strong performance. Also within the consumer discretionary sector, retailers Tractor Supply and Nike added to results. We sold Tractor Supply and also apparel designer Michael Kors, which disappointed.

Within information technology, stock selection was mixed. Visa, Salesforce.com and Facebook performed well. However, e-commerce leaders Alibaba (China) and MercadoLibre (South and Latin America) pulled back significantly. Baidu (China's internet search leader) declined sharply on earnings disappointments. We sold Baidu owing to a deteriorating outlook. Several energy sector selections also hurt results, notably FMC Technologies and Cabot Oil and Gas.

Portfolio Acquisitions

We added several new positions during the period. In consumer staples, we purchased shares of CVS, an integrated pharmacy health care provider, which we currently believe has the potential to benefit from an expanding insured population and aging demographics. We also added Monster Beverage, which markets and sells energy drinks, currently the fastest growing beverage category. In information technology, we initiated a position in Adobe Systems, whose products include well-known brands including Photoshop, Illustrator, Dreamweaver, InDesign and others.

Annual Report 2015
5

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	995.10	1,021.12	4.07	4.13	0.81
Class 2	1,000.00	1,000.00	994.50	1,019.86	5.33	5.40	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 97.4%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 13.3%
Automobiles 2.8%
Tesla Motors, Inc.(a)	28,992	6,958,370
Internet & Catalog Retail 7.0%
Amazon.com, Inc.(a)	13,168	8,900,119
Priceline Group, Inc. (The)(a)	6,821	8,696,434
Total		17,596,553
Textiles, Apparel & Luxury Goods 3.5%
Nike, Inc., Class B	140,172	8,760,750
Total Consumer Discretionary		33,315,673
CONSUMER STAPLES 7.3%
Beverages 4.4%
Monster Beverage Corp.(a)	74,037	11,028,552
Food & Staples Retailing 2.9%
CVS Health Corp.	75,482	7,379,875
Total Consumer Staples		18,408,427
FINANCIALS 2.6%
Diversified Financial Services 2.6%
Intercontinental Exchange, Inc.	25,306	6,484,916
Total Financials		6,484,916
HEALTH CARE 29.6%
Biotechnology 17.6%
Alexion Pharmaceuticals, Inc.(a)	58,434	11,146,286
Biogen, Inc.(a)	23,955	7,338,614
Celgene Corp.(a)	71,195	8,526,313
Intercept Pharmaceuticals, Inc.(a)	42,915	6,409,355
Vertex Pharmaceuticals, Inc.(a)	83,832	10,548,581
Total		43,969,149
Health Care Equipment & Supplies 1.9%
DexCom, Inc.(a)	58,780	4,814,082
Life Sciences Tools & Services 3.2%
Illumina, Inc.(a)	41,593	7,983,568
Pharmaceuticals 6.9%
Bristol-Myers Squibb Co.	150,640	10,362,526
Novo Nordisk A/S, ADR	120,824	7,017,458
Total		17,379,984
Total Health Care		74,146,783

Common Stocks (continued)

Issuer	Shares	Value ($)
INDUSTRIALS 2.2%
Electrical Equipment 2.2%
Acuity Brands, Inc.	23,730	5,548,074
Total Industrials		5,548,074
INFORMATION TECHNOLOGY 42.4%
Electronic Equipment, Instruments & Components 2.6%
Fitbit, Inc., Class A(a)	216,537	6,407,330
Internet Software & Services 15.8%
Alibaba Group Holding Ltd., ADR(a)	132,313	10,753,077
Facebook, Inc., Class A(a)	102,924	10,772,026
LinkedIn Corp., Class A(a)	45,547	10,251,719
MercadoLibre, Inc.	68,546	7,837,550
Total		39,614,372
IT Services 7.4%
Cognizant Technology Solutions Corp., Class A(a)	133,238	7,996,945
Visa, Inc., Class A	134,336	10,417,757
Total		18,414,702
Semiconductors & Semiconductor Equipment 2.4%
Skyworks Solutions, Inc.	79,980	6,144,863
Software 14.2%
Adobe Systems, Inc.(a)	79,990	7,514,261
Mobileye NV(a)	208,927	8,833,433
ServiceNow, Inc.(a)	103,657	8,972,550
Splunk, Inc.(a)	172,624	10,152,017
Total		35,472,261
Total Information Technology		106,053,528
Total Common Stocks (Cost: $218,390,146)		243,957,401

Money Market Funds 2.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	6,888,802	6,888,802
Total Money Market Funds (Cost: $6,888,802)		6,888,802
Total Investments (Cost: $225,278,948)		250,846,203
Other Assets & Liabilities, Net		(546,523)
Net Assets		250,299,680
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,786,376	91,231,665	(88,129,239)	6,888,802	7,864	6,888,802

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	33,315,673	—	—	33,315,673
Consumer Staples	18,408,427	—	—	18,408,427
Financials	6,484,916	—	—	6,484,916
Health Care	74,146,783	—	—	74,146,783
Industrials	5,548,074	—	—	5,548,074
Information Technology	106,053,528	—	—	106,053,528
Total Common Stocks	243,957,401	—	—	243,957,401
Money Market Funds	—	6,888,802	—	6,888,802
Total Investments	243,957,401	6,888,802	—	250,846,203

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	3,786,376	3,786,376	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $218,390,146)	$243,957,401
Affiliated issuers (identified cost $6,888,802)	6,888,802
Total investments (identified cost $225,278,948)	250,846,203
Receivable for:
Dividends	88,286
Expense reimbursement due from Investment Manager	8,361
Prepaid expenses	1,439
Trustees' deferred compensation plan	18,459
Total assets	250,962,748
Liabilities
Payable for:
Investments purchased	443,970
Investment management fees	149,211
Distribution and/or service fees	11
Transfer agent fees	12,609
Administration fees	12,609
Compensation of board members	74
Chief compliance officer expenses	29
Other expenses	26,096
Trustees' deferred compensation plan	18,459
Total liabilities	663,068
Net assets applicable to outstanding capital stock	$250,299,680
Represented by
Paid-in capital	$201,564,874
Excess of distributions over net investment income	(16,297)
Accumulated net realized gain	23,183,848
Unrealized appreciation (depreciation) on:
Investments	25,567,255
Total — representing net assets applicable to outstanding capital stock	$250,299,680
Class 1
Net assets	$250,246,572
Shares outstanding	13,424,220
Net asset value per share	$18.64
Class 2
Net assets	$53,108
Shares outstanding	2,889
Net asset value per share(a)	$18.39

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$777,031
Dividends — affiliated issuers	7,864
Total income	784,895
Expenses:
Investment management fees	1,786,722
Distribution and/or service fees
Class 2	131
Transfer agent fees
Class 1	150,956
Class 2	32
Administration fees	150,987
Compensation of board members	20,063
Custodian fees	6,276
Printing and postage fees	12,591
Audit fees	21,830
Legal fees	9,467
Chief compliance officer expenses	127
Other	12,222
Total expenses	2,171,404
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(159,501)
Total net expenses	2,011,903
Net investment loss	(1,227,008)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	24,522,565
Net realized gain	24,522,565
Net change in unrealized appreciation (depreciation) on:
Investments	(3,694,732)
Net change in unrealized depreciation	(3,694,732)
Net realized and unrealized gain	20,827,833
Net increase in net assets resulting from operations	$19,600,825

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment loss	$(1,227,008)	$(859,985)
Net realized gain	24,522,565	13,287,523
Net change in unrealized appreciation (depreciation)	(3,694,732)	6,121,348
Net increase in net assets resulting from operations	19,600,825	18,548,886
Distributions to shareholders
Net realized gains
Class 1	(909,160)	(12,749,520)
Class 2	(203)	(2,490)
Total distributions to shareholders	(909,363)	(12,752,010)
Increase (decrease) in net assets from capital stock activity	(17,857,323)	117,769,448
Total increase in net assets	834,139	123,566,324
Net assets at beginning of year	249,465,541	125,899,217
Net assets at end of year	$250,299,680	$249,465,541
Excess of distributions over net investment income	$(16,297)	$(14,259)

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	1,974,071	36,279,473	6,678,916	114,254,366
Distributions reinvested	46,912	909,160	727,867	12,749,521
Redemptions	(2,920,578)	(55,046,159)	(266,280)	(4,738,005)
Net increase (decrease)	(899,595)	(17,857,526)	7,140,503	122,265,882
Class 2 shares
Distributions reinvested	11	203	144	2,490
Redemptions	—	—	(255,537)	(4,498,924)
Net increase (decrease)	11	203	(255,393)	(4,496,434)
Total net increase (decrease)	(899,584)	(17,857,323)	6,885,110	117,769,448

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$17.41	$16.92	$12.14	$10.48	$11.24
Income from investment operations:
Net investment income (loss)	(0.09)	(0.08)	(0.06)	0.05	(0.05)
Net realized and unrealized gain (loss)	1.39	1.52	5.25	1.64	(0.24)
Total from investment operations	1.30	1.44	5.19	1.69	(0.29)
Less distributions to shareholders:
Net investment income	—	—	—	(0.01)	—
Net realized gains	(0.07)	(0.95)	(0.41)	(0.02)	(0.47)
Total distributions to shareholders	(0.07)	(0.95)	(0.41)	(0.03)	(0.47)
Net asset value, end of period	$18.64	$17.41	$16.92	$12.14	$10.48
Total return	7.46%	8.49%	42.77%	16.18%	(2.54%)
Ratios to average net assets(a)
Total gross expenses	0.86%	0.87%	0.93%	1.24%	2.56%
Total net expenses(b)	0.80%	0.79%	0.79%	0.80%	0.86	%(c)
Net investment income (loss)	(0.49%)	(0.45%)	(0.44%)	0.44%	(0.42%)
Supplemental data
Net assets, end of period (in thousands)	$250,247	$249,416	$121,574	$34,514	$2,645
Portfolio turnover	63%	45%	44%	31%	75%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$17.22	$16.75	$12.03	$10.39	$11.18
Income from investment operations:
Net investment loss	(0.13)	(0.14)	(0.10)	(0.04)	(0.08)
Net realized and unrealized gain (loss)	1.37	1.52	5.19	1.70	(0.24)
Total from investment operations	1.24	1.38	5.09	1.66	(0.32)
Less distributions to shareholders:
Net realized gains	(0.07)	(0.91)	(0.37)	(0.02)	(0.47)
Total distributions to shareholders	(0.07)	(0.91)	(0.37)	(0.02)	(0.47)
Net asset value, end of period	$18.39	$17.22	$16.75	$12.03	$10.39
Total return	7.19%	8.21%	42.37%	15.96%	(2.82%)
Ratios to average net assets(a)
Total gross expenses	1.11%	1.12%	1.18%	1.87%	2.81%
Total net expenses(b)	1.05%	1.04%	1.04%	1.06%	1.11	%(c)
Net investment loss	(0.74%)	(0.78%)	(0.68%)	(0.34%)	(0.67%)
Supplemental data
Net assets, end of period (in thousands)	$53	$50	$4,326	$3,038	$2,620
Portfolio turnover	63%	45%	44%	31%	75%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Select Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the

Annual Report 2015
17

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.71% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliated Funds

For the Year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $19,826,664 respectively. The sale transactions resulted in a net realized gain of $5,744,588.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable

Annual Report 2015
18

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 1	0.81%	0.79%
Class 2	1.06	1.04

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,224,970
Accumulated net realized gain	(1,224,970)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$149,266	$1,317,436
Long-term capital gains	760,097	11,434,574
Total	$909,363	$12,752,010

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,363,074
Undistributed long-term capital gains	17,888,525
Net unrealized appreciation	25,499,504

At December 31, 2015, the cost of investments for federal income tax purposes was $225,346,699 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$33,458,790
Unrealized depreciation	(7,959,286)
Net unrealized appreciation	25,499,504

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $153,827,453 and $176,515,684, respectively, for the year ended December 31, 2015. The amount of purchase and sale

Annual Report 2015
19

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Health Care Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
21

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Select Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Select Large Cap Growth Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

Annual Report 2015
22

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations:

Dividends Received Deduction	48.23%
Capital Gain Dividend	$18,819,762

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
23

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2015
24

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2015
25

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
26

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
27

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
28

COLUMBIA VARIABLE PORTFOLIO — SELECT LARGE CAP GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
29

Columbia Variable Portfolio — Select Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

C-1526 E (2/16)

ANNUAL REPORT

December 31, 2015

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	20
Trustees and Officers	21
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (the Fund) Class 2 shares returned -1.47% for the 12-month period that ended December 31, 2015.

■  During the same time period, the Fund underperformed its Blended Index, which returned -0.56%, and the Citi Three-Month U.S. Treasury Bill Index, which returned 0.03%.

■  The Fund's exposure to emerging market and investment-grade bonds hampered results relative to the Fund's benchmarks.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	Life
Class 2	06/24/14	-1.47	-1.27
Blended Index		-0.56	-0.48
Citi Three-Month U.S. Treasury Bill Index		0.03	0.03

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, a weighted custom composite established by the Investment Manager, consists of 35% Barclays U.S. Aggregate Bond Index, 25% Barclays U.S. Corporate High-Yield Index, 20% Barclays U.S. 1-5 Year Credit Index, 10% JPMorgan Emerging Markets Bond Index (EMBI) — Global and 10% Citi Three-Month U.S. Treasury Bill Index. The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year. The Barclays U.S. 1-5 Year Credit Index is an unmanaged index of dollar-denominated, nonconvertible U.S. corporate fixed income securities. The index also includes specified foreign fixed-income securities that meet its maturity, liquidity and quality requirements. Only publicly issued fixed-income securities with a remaining maturity from one to five years are included. The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 24, 2014 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

David Weiss, CFA*

Dan Boncarosky, CFA

*Effective February 1, 2016, Mr. Weiss was named a Portfolio Manager of the Fund. Kent Bergene no longer serves as a Portfolio Manager of the Fund.

Portfolio Breakdown (%) (at December 31, 2015)
Alternative Investment Funds	6.1
Fixed-Income Funds	92.4
Money Market Funds	1.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -1.47%. During the same time period, the Fund's Blended Index returned -0.56% and the Citi Three-Month U.S. Treasury Bill Index returned 0.03%. The Fund's exposure to emerging market and investment-grade bonds hampered results relative to the Fund's benchmarks.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued with China's slowdown heading the list of disappointments. Ongoing conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, the labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales and solid holiday spending. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Economic growth in developed countries outside the United States was lackluster. A weaker currency benefited eurozone countries, as did accommodative bank lending standards. However, eurozone economic growth was estimated at less than 2.0% for the year. The weakness in commodity markets helped drive both Russia and Brazil into recession. Emerging markets growth continued to slow, and China's economy slowed more than expected. We believe Chinese policymakers' reaction to capital outflows and slowing growth will influence the overall direction of global risk assets throughout year ahead. In Japan, policymakers sought to raise inflation as they struggled to maintain growth.

For U.S. investors, solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets, as a strong dollar weighed on returns from overseas investments that were denominated in dollars. The U.S. bond market eked out a fractional positive return, led by the shortest duration, highest quality bonds. High-yield bonds gave up the most ground during the year.

In December, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.25% and 0.50%. The stock market's initial reaction to this move was positive, as many investors viewed the policy change as a vote of confidence in the strength of the U.S. economy.

Annual Report 2015
4

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Significant Performance Factors

The Fund's objective is to seek total return by investing in income-generating securities while adapting to interest rate, credit and inflation environments. During the year, the Fund's emerging market and investment-grade bond holdings underperformed its benchmarks. However, a position in high-yield bonds held up better than their counterparts in the Blended Index.

Annual Report 2015
5

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	978.30	1,023.24	1.94	1.99	0.39	5.19	5.30	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Fixed-Income Funds 93.2%

	Shares	Value ($)
EMERGING MARKETS 12.1%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	47,640	417,804
HIGH YIELD 27.8%
Columbia Variable Portfolio — High Yield Bond Fund, Class 1(a)	148,438	958,910
INVESTMENT GRADE 53.3%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1(a)	36,471	367,264
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	71,376	666,646
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	5,076	52,893
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	34,740	373,802
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	34,811	362,039
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	1,720	17,389
Total		1,840,033
Total Fixed-Income Funds (Cost: $3,346,285)		3,216,747

Alternative Investment Funds 6.1%

	Shares	Value ($)
Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1(a)(b)	10,892	104,563
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	11,630	105,944
Total Alternative Investment Funds (Cost: $214,180)		210,507

Money Market Funds 1.5%

	Shares	Value ($)
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	53,274	53,274
Total Money Market Funds (Cost: $53,274)		53,274
Total Investments (Cost: $3,613,739)		3,480,528
Other Assets & Liabilities, Net		(26,039)
Net Assets		3,454,489

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Cash Management Fund, Class 1	—	53,274	—	—	53,274	—	1	53,274
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	—	103,445	(103,907)	462	—	—	—	—
Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1	5,370	106,752	(6,618)	(215)	105,289	—	—	104,563
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	21,458	24,775	(46,894)	661	—	—	—	—
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	119,731	407,631	(89,208)	(9,603)	428,551	—	2,526	417,804
Columbia Variable Portfolio — High Yield Bond Fund, Class 1	308,472	827,555	(101,553)	(7,967)	1,026,507	—	45,033	958,910
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1	88,262	438,318	(151,154)	(3,650)	371,776	1,012	4,876	367,264

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	257,853	692,478	(234,216)	(9,680)	706,435	—	28,176	666,646
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	16,620	43,801	(6,509)	(156)	53,756	88	1,140	52,893
Variable Portfolio — American Century Diversified Bond Fund, Class 1	88,104	333,463	(40,585)	(1,308)	379,674	1,012	5,163	373,802
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	35,106	134,023	(59,207)	(1,031)	108,891	—	6,457	105,944
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	27,816	3,054	(30,876)	6	—	—	—	—
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	148,105	344,081	(129,040)	(984)	362,162	126	2,333	362,039
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	—	80,000	(62,700)	124	17,424	—	—	17,389
Total	1,116,897	3,592,650	(1,062,467)	(33,341)	3,613,739	2,238	95,705	3,480,528

(b)  Non-income producing investment.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2015.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Fixed-Income Funds	—	3,216,747	—	3,216,747
Alternative Investment Funds	—	210,507	—	210,507
Money Market Funds	—	53,274	—	53,274
Total Investments	—	3,480,528	—	3,480,528

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	1,061,591	1,061,591	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Affiliated issuers (identified cost $3,613,739)	$3,480,528
Receivable for:
Investments sold	4,013
Expense reimbursement due from Investment Manager	191
Prepaid expenses	15
Trustees' deferred compensation plan	3,984
Total assets	3,488,731
Liabilities
Payable for:
Capital shares purchased	4,013
Distribution and/or service fees	24
Administration fees	2
Compensation of board members	131
Audit fees	18,000
Custodian fees	3,692
Printing and postage fees	3,662
Other expenses	734
Trustees' deferred compensation plan	3,984
Total liabilities	34,242
Net assets applicable to outstanding capital stock	$3,454,489
Represented by
Trust capital	$3,454,489
Total — representing net assets applicable to outstanding capital stock	$3,454,489
Class 2
Net assets	$3,454,489
Shares outstanding	367,362
Net asset value per share	$9.40

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$374
Dividends — affiliated issuers	95,705
Total income	96,079
Expenses:
Investment management fees	25
Distribution and/or service fees
Class 2	5,762
Transfer agent fees
Class 2	2
Administration fees	458
Compensation of board members	15,086
Custodian fees	16,620
Printing and postage fees	19,751
Audit fees	18,400
Legal fees	70
Chief compliance officer expenses	1
Other	2,925
Total expenses	79,100
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(70,181)
Total net expenses	8,919
Net investment income	87,160
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,577)
Investments — affiliated issuers	(33,341)
Capital gain distributions from underlying affiliated funds	2,238
Net realized loss	(32,680)
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(127,584)
Net change in unrealized depreciation	(127,584)
Net realized and unrealized loss	(160,264)
Net decrease in net assets from operations	$(73,104)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014(a)
Operations
Net investment income	$87,160	$5,231
Net realized loss	(32,680)	(1,515)
Net change in unrealized depreciation	(127,584)	(5,627)
Net decrease in net assets resulting from operations	(73,104)	(1,911)
Distributions to shareholders
Net investment income
Class 2	(92,008)	(5,231)
Total distributions to shareholders	(92,008)	(5,231)
Increase in net assets from capital stock activity	2,533,559	1,053,184
Total increase in net assets	2,368,447	1,046,042
Net assets at beginning of year	1,086,042	40,000
Net assets at end of year	$3,454,489	$1,086,042

(a) Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	288,194	2,832,726	107,023	1,064,167
Distributions reinvested	9,574	92,008	530	5,231
Redemptions	(40,320)	(391,175)	(1,639)	(16,214)
Net increase	257,448	2,533,559	105,914	1,053,184
Total net increase	257,448	2,533,559	105,914	1,053,184

(a) Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2015	2014(a)
Per share data
Net asset value, beginning of period	$9.88	$10.00
Income from investment operations:
Net investment income	0.37	0.09
Net realized and unrealized loss	(0.51)	(0.14)
Total from investment operations	(0.14)	(0.05)
Less distributions to shareholders:
Net investment income	(0.34)	(0.07)
Total distributions to shareholders	(0.34)	(0.07)
Net asset value, end of period	$9.40	$9.88
Total return	(1.47%)	(0.46%)
Ratios to average net assets(b)
Total gross expenses	3.43%	11.30	%(c)
Total net expenses(d)	0.39%	0.33	%(c)
Net investment income	3.78%	1.74	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,454	$1,086
Portfolio turnover	47%	28%

Notes to Financial Highlights

(a)  Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Annual Report 2015
15

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Distributions from net investment income, if any, are made quarterly. Capital gains distributions, when available, will be made annually. All distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The effective investment management fee rate for the year ended December 31, 2015 was less than 0.01% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred

Annual Report 2015
16

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Subadvisory Agreement

The Fund's Board of Trustees (the Board) has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of December 31, 2015, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than Underlying Funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.02% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the year ended December 31, 2015, the Fund's effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was less than 0.01%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2016 unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's

Annual Report 2015
17

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

custodian, do not exceed the annual rate of 1.04% of Class 2 average daily net assets.

Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,569,387 and $1,090,901, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 6. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf.

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18

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
19

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

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20

VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Investment Capital Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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VARIABLE PORTFOLIO — MULTI-MANAGER INTEREST RATE ADAPTIVE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
29

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6659 C (2/16)

ANNUAL REPORT

December 31, 2015

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Trustees and Officers	31
Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Variable Portfolio — Pyrford International Equity Fund (the Fund) Class 2 shares returned -3.71% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -0.81% over the same time period.

■  The Fund's relative underperformance came largely as a result of not owning holdings in European banks that rallied early in the period when the European Central Bank (ECB) announced a larger-than-expected quantitative easing (QE) program, as well as from allocation decisions in Asia.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	Life
Class 1	04/30/13	-3.37	0.91
Class 2	04/30/13	-3.71	0.65
MSCI EAFE Index (Net)		-0.81	1.73

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2013 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Pyrford International Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Pyrford International Ltd.

Tony Cousins, CFA

Paul Simons, CFA

Daniel McDonagh, CFA

Top Ten Holdings (%) (at December 31, 2015)
Nestlé SA, Registered Shares (Switzerland)	3.6
Roche Holding AG, Genusschein Shares (Switzerland)	3.4
Novartis AG, Registered Shares (Switzerland)	2.8
Brambles Ltd. (Australia)	2.2
Sanofi (France)	1.9
Axiata Group Bhd (Malaysia)	1.9
National Grid PLC (United Kingdom)	1.9
Fuchs Petrolub SE (Germany)	1.9
British American Tobacco PLC (United Kingdom)	1.9
KDDI Corp. (Japan)	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At December 31, 2015, approximately 99.7% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -3.71%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -0.81% over the same time period. The Fund's relative underperformance came largely as a result of not owning holdings in European banks that rallied early in the period when the European Central Bank (ECB) announced a larger-than-expected quantitative easing (QE) program, as well as from allocation decisions in Asia.

Central Bank Policies Weighed on International Markets

Central bank policy was the most significant factor influencing international markets in 2015. Despite ending the year broadly flat, the Fund's benchmark exhibited month-to-month spikes in volatility, which were typically driven by central bank announcements. During the first quarter of 2015, for example, markets rallied as the ECB announced larger-than-expected QE program to combat deflation. The second half of 2015 saw the markets predominantly focus on the U.S. Federal Reserve's (Fed) interest rate policy. Although conditions for a rate increase had largely been met, the global debt burden is higher than before the Global Financial Crisis (2007-2008) and any increase in rates could have throttled the economic recovery. Finally, in December, the Fed raised its target rate by 0.25% to a still miniscule range of 0.25%-to-0.50%. Meanwhile, China's impact on international equity markets was notable as policy missteps in controlling the domestic equity markets and a devaluation of the renminbi to recover competitiveness relative to the U.S. dollar highlighted the slowing Chinese economy, as well as the inability of the People's Bank of China (PBoC) to engineer a soft landing.

Contributors

Stock selection in the United Kingdom, as well as an underweight to that market, contributed to relative returns for the Fund in 2015, as did stock selection in Sweden. We continue to maintain an underweight position in the United Kingdom as we believe deleveraging is required given elevated consumer debt levels. The Fund also benefited from avoiding U.K. banks and commodity-linked materials companies that dominate that market. The materials sector was the second-worst performing sector, behind energy, as commodity prices continued to be weak. While the Fund's overweight to utilities was marginally negative, stock selection in the sector added to relative returns. We continue to be overweight in

Annual Report 2015
4

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

defensive sectors such as utilities as they offer higher dividend yields and visible earnings streams.

From an individual securities perspective, the three largest contributors to Fund performance were SCA Cellulosa, Rubis and KDDI. Cellulosa is a Swedish company that sells personal care, tissue and forest products. Results have beaten market expectations as management demonstrated capital discipline by withdrawing from some emerging markets where they lacked sufficient scale. France-based Rubis distributes gasoline, lubricants and liquid propane gas (LPG) and also stores bulk liquids. Rubis has benefited from a low oil price, leading to an improvement in volumes and distribution margins. Restructuring in the Western Caribbean and Australia have benefited earnings and acquisitions were well received by the market. KDDI is Japan's third-third largest mobile company and second-largest fixed-line communications company. KDDI has successfully added to domestic subscribers and boasts a significant cash pile, paying out a dividend payout ratio of over 30%. The key differentiator for KDDI has been its strategy of bundling communication services, encouraging multiple devices per account to generate greater revenues.

From a country standpoint, the United Kingdom, Sweden and the eurozone were the three strongest contributors on a relative basis. Stock selection was a key reason for positive contributions in the United Kingdom and Sweden, while our underweight to a depreciating euro more than offset any losses from our underweight to the eurozone.

The Fund utilized forward foreign currency exchange contracts to hedge currency risk during the period. These derivative positions had a positive impact on performance.

Detractors

As mentioned, much of the Fund's underperformance occurred in February when markets rallied following the ECB's larger-than-expected QE program. The Fund lagged this rally as European banks outperformed. The Fund typically doesn't own European banks on concerns regarding asset quality. The Fund's country allocation in Asia also weighed on performance as we believe market moves have been indiscriminate, with little attention paid to the qualities of the different economies in the region. Based on our long-term country allocation, however, we continue to be overweight several Asia Pacific ex-Japan economies.

Our out-of-benchmark allocation to Malaysia detracted as a result of the depreciation of the Malaysian ringgit relative to the U.S. dollar. Malaysia is a major exporter of liquid natural gas (LNG) and has seen its current account surplus narrow as LNG prices have moved lower, causing the ringgit to depreciate. We continue to view Malaysia favorably, as we believe the country's debt levels remain low, demographics are encouraging and the market currently trades at an attractive dividend yield. Our underweight to Japan also detracted, as Japan was among the best-performing countries in U.S. dollar terms over the period. Still, we remain underweight Japan, as we are to other QE-driven markets, as they are heavily indebted, demographics are poor and we anticipate continued low productivity. Among sectors, our overweight position in information

Country Breakdown (%) (at December 31, 2015)
Australia	10.4
Belgium	2.7
China	2.8
Finland	1.0
France	6.7
Germany	7.1
Hong Kong	3.7
Israel	1.7
Japan	9.4
Malaysia	3.9
Netherlands	4.4
Norway	1.4
Singapore	4.8
Sweden	3.5
Switzerland	13.3
Taiwan	3.6
United Kingdom	15.4
United States(a)	4.2
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	4.7
Consumer Staples	13.8
Energy	9.0
Financials	6.9
Health Care	12.6
Industrials	18.0
Information Technology	8.8
Materials	6.9
Telecommunication Services	12.5
Utilities	6.8
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015
5

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

technology added to relative performance, but that strategy was offset by stock selection as holdings in Taiwan and Hong Kong underperformed. Meanwhile, not holding European pharmaceutical companies that outperformed detracted from Fund returns.

The top three individual detractors to Fund performance over the period were Mediatek, Axiata Group and Woodside Petroleum. Mediatek is Taiwan's largest integrated circuit design company, selling components for wireless communication, optical storage, high-definition digital TV and DVD products. Concerns on smartphone growth in China, as well as weaker-than-expected export growth of Chinese handsets to emerging markets weighed on performance. We remain positive regarding Mediatek as the company continues to develop its 4G product suite, increasing market share in this segment. Axiata Group is a Malaysian wireless operator which also has controlling assets in Indonesia, Bangladesh, Sri Lanka, and Cambodia as well as strategic stakes in operators in Singapore and India. Revenues were weak in its Malaysian operation and U.S. dollar-denominated debt in Axiata weighed on sentiment. Despite this challenge, we believe Axiata retains strong market positions in countries where data usage is expected to grow and management has identified assets which can be sold to lower its debt exposure. Woodside Petroleum is a major Australian oil exploration and production company. Expectations of a lower LNG price have weighed on Woodside but we remain optimistic on the impact of cost cutting and on key projects which may drive production growth.

From a country perspective, Japan, Malaysia and Hong Kong detracted the most from Fund returns. Our underweight to Japan detracted as the yen depreciated thanks to central bank action and the Japanese market was among the top performers in the benchmark, while stock selection in Hong Kong and an out-of benchmark allocation to Taiwan detracted.

Portfolio Changes

We made no significant shifts in the Fund's country exposure in 2015. As for individual stocks, we purchased Japan Tobacco in the second quarter. We believe the company should be able to grow earnings by around 8% a year on a constant currency basis while generating plenty of cash as capital expenditure needs are declining. Taiwan-based Merida, a leading bicycle manufacturer of high-end mountain and road bikes, was also added to the portfolio. The company has benefited from a global pick-up in recreational cycling in developed markets and has more recently expanded into China where bicycle penetration is low.

Symrise of Germany, the fourth largest supplier in the flavors and fragrances market, was sold. The stock was first purchased in August 2011 and has produced a total return of 134% since then. As the long term-value of the stock is now less compelling, it was sold and the proceeds distributed among other holdings. Ireland-based CRH was sold in the first quarter of 2015. CRH manufactures building materials, including cement, concrete products, aggregates and asphalt. The company operates in 35 countries with the major operations in the United States and Western Europe. The share price has increased, outperforming the MSCI Eurozone Index over the last 12 months, causing the dividend

Annual Report 2015
6

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

yield to fall from over 4% to 2.8%; thus, our five-year total return forecast for CRH no longer projects an attractive return.

Annual Report 2015
7

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	943.30	1,020.57	4.51	4.69	0.92
Class 2	1,000.00	1,000.00	941.10	1,019.31	5.72	5.96	1.17

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
8

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 93.9%

Issuer	Shares	Value ($)
AUSTRALIA 10.3%
Brambles Ltd.	3,151,329	26,392,068
Computershare Ltd.	2,338,478	19,677,225
Newcrest Mining Ltd.(a)	1,210,543	11,454,425
QBE Insurance Group Ltd.	1,424,691	12,957,818
Rio Tinto Ltd.	300,182	9,707,749
Telstra Corp., Ltd.	1,644,638	6,683,311
Woodside Petroleum Ltd.	955,318	19,903,062
Woolworths Ltd.	1,238,813	21,979,666
Total		128,755,324
BELGIUM 2.7%
Colruyt SA	383,500	19,728,500
Proximus SADP	421,377	13,711,997
Total		33,440,497
CHINA 2.8%
China Mobile Ltd.	1,876,000	21,116,455
CNOOC Ltd.	13,164,000	13,700,775
Total		34,817,230
FINLAND 1.0%
KONE OYJ, Class B	283,759	12,014,657
FRANCE 6.7%
Air Liquide SA	162,801	18,277,116
Legrand SA	208,121	11,772,420
Rubis SCA	181,064	13,742,152
Sanofi	269,715	22,985,586
Total SA	358,357	16,065,642
Total		82,842,916
GERMANY 5.2%
Brenntag AG	306,725	15,982,752
Deutsche Post AG	630,790	17,635,503
GEA Group AG	301,638	12,186,432
SAP SE	243,658	19,335,036
Total		65,139,723
HONG KONG 3.7%
ASM Pacific Technology Ltd.	2,190,600	17,103,101
Hongkong Electric Holdings Ltd.	1,534,500	14,067,610
VTech Holdings Ltd.	1,489,800	15,425,113
Total		46,595,824

Common Stocks (continued)

Issuer	Shares	Value ($)
ISRAEL 1.7%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	4,186,910	9,221,747
Teva Pharmaceutical Industries Ltd.	185,292	12,119,459
Total		21,341,206
JAPAN 9.4%
Japan Tobacco, Inc.	460,395	16,902,837
KDDI Corp.	853,300	22,160,368
Makita Corp.	75,300	4,339,287
Mitsubishi Electric Corp.	1,910,000	20,048,975
Nihon Kohden Corp.	872,000	21,092,776
Sumitomo Rubber Industries Ltd.	1,162,400	15,115,120
Toyota Tsusho Corp.	727,000	17,006,568
Total		116,665,931
MALAYSIA 3.9%
Axiata Group Bhd	15,358,900	22,888,389
Lafarge Malaysia Bhd	2,032,800	4,204,324
Magnum Bhd	6,867,500	4,014,772
Malayan Banking Bhd	8,717,583	17,023,816
Total		48,131,301
NETHERLANDS 4.4%
Koninklijke Vopak NV	390,736	16,826,976
RELX NV	949,833	15,997,369
Unilever NV-CVA	489,823	21,348,495
Total		54,172,840
NORWAY 1.5%
Telenor ASA	1,087,154	18,121,305
SINGAPORE 4.8%
ComfortDelGro Corp., Ltd.	6,748,000	14,449,315
SembCorp Industries Ltd.	3,251,016	6,968,487
Singapore Technologies Engineering Ltd.	7,324,400	15,482,962
United Overseas Bank Ltd.	1,032,000	14,227,993
Venture Corp., Ltd.	1,419,000	8,196,371
Total		59,325,128
SWEDEN 3.5%
ASSA ABLOY AB, Class B	468,339	9,803,603
Atlas Copco AB, Class A	580,825	14,244,620

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Svenska Cellulosa AB, Class B	667,608	19,347,356
Total		43,395,579
SWITZERLAND 13.3%
Givaudan SA	4,511	8,187,294
Nestlé SA, Registered Shares	572,756	42,518,687
Novartis AG, Registered Shares	384,052	33,035,875
Panalpina Welttransport Holding AG	70,196	7,837,161
Roche Holding AG, Genusschein Shares	147,317	40,822,780
Schindler Holding AG	49,269	8,242,651
Syngenta AG, Registered Shares	20,063	7,852,721
Zurich Insurance Group AG	67,331	17,297,335
Total		165,794,504
TAIWAN 3.6%
Advantech Co., Ltd.	1,439,607	9,218,945
Chunghwa Telecom Co., Ltd.	5,542,000	16,695,266
MediaTek, Inc.	2,040,000	15,429,538
Merida Industry Co., Ltd.	732,000	3,925,828
Total		45,269,577
UNITED KINGDOM 15.4%
BP PLC	2,543,289	13,216,671
British American Tobacco PLC	405,299	22,507,888
GlaxoSmithKline PLC	969,948	19,588,916
Legal & General Group PLC	5,168,627	20,394,900
National Grid PLC	1,649,251	22,745,788
Royal Dutch Shell PLC, Class A	612,501	13,969,353

Common Stocks (continued)

Issuer	Shares	Value ($)
Royal Dutch Shell PLC, Class B	578,259	13,179,061
Scottish & Southern Energy PLC	665,216	14,936,600
Sky PLC	1,031,504	16,909,189
United Utilities Group PLC	1,096,182	15,093,671
Vodafone Group PLC	5,716,037	18,535,775
Total		191,077,812
Total Common Stocks (Cost: $1,225,412,259)		1,166,901,354

Preferred Stocks 1.8%

GERMANY 1.8%
Fuchs Petrolub SE	480,989	22,648,081
Total Preferred Stocks (Cost: $19,534,201)		22,648,081

Money Market Funds 4.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	52,236,119	52,236,119
Total Money Market Funds (Cost: $52,236,119)		52,236,119
Total Investments (Cost: $1,297,182,579)		1,241,785,554
Other Assets & Liabilities, Net		1,800,786
Net Assets		1,243,586,340

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	41,906,910	261,473,297	(251,144,088)	52,236,119	69,918	52,236,119

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Assets ($)	Level 2 Markets for Identical Observable Inputs ($)	Level 3 Other Significant Unobservable Inputs ($)	Significant Total ($)
Investments
Common Stocks
Australia	—	128,755,324	—	128,755,324
Belgium	—	33,440,497	—	33,440,497
China	—	34,817,230	—	34,817,230
Finland	—	12,014,657	—	12,014,657
France	—	82,842,916	—	82,842,916
Germany	—	65,139,723	—	65,139,723
Hong Kong	—	46,595,824	—	46,595,824
Israel	—	21,341,206	—	21,341,206
Japan	—	116,665,931	—	116,665,931
Malaysia	—	48,131,301	—	48,131,301
Netherlands	—	54,172,840	—	54,172,840
Norway	—	18,121,305	—	18,121,305
Singapore	—	59,325,128	—	59,325,128
Sweden	—	43,395,579	—	43,395,579
Switzerland	—	165,794,504	—	165,794,504
Taiwan	—	45,269,577	—	45,269,577
United Kingdom	—	191,077,812	—	191,077,812
Total Common Stocks	—	1,166,901,354	—	1,166,901,354
Preferred Stocks
Germany	—	22,648,081	—	22,648,081
Money Market Funds	—	52,236,119	—	52,236,119
Total Investments	—	1,241,785,554	—	1,241,785,554

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	41,906,910	41,906,910	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,244,946,460)	$1,189,549,435
Affiliated issuers (identified cost $52,236,119)	52,236,119
Total investments (identified cost $1,297,182,579)	1,241,785,554
Foreign currency (identified cost $368,370)	362,494
Receivable for:
Capital shares sold	1,400
Dividends	1,925,781
Foreign tax reclaims	1,935,992
Prepaid expenses	7,842
Trustees' deferred compensation plan	16,070
Total assets	1,246,035,133
Liabilities
Payable for:
Capital shares purchased	1,403,394
Investment management fees	793,005
Distribution and/or service fees	720
Transfer agent fees	63,057
Administration fees	79,938
Compensation of board members	282
Chief compliance officer expenses	149
Other expenses	92,178
Trustees' deferred compensation plan	16,070
Total liabilities	2,448,793
Net assets applicable to outstanding capital stock	$1,243,586,340
Represented by
Paid-in capital	$1,310,685,155
Undistributed net investment income	3,785,796
Accumulated net realized loss	(15,273,398)
Unrealized appreciation (depreciation) on:
Investments	(55,397,025)
Foreign currency translations	(214,188)
Total — representing net assets applicable to outstanding capital stock	$1,243,586,340

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

Class 1
Net assets	$1,240,134,468
Shares outstanding	129,219,061
Net asset value per share	$9.60
Class 2
Net assets	$3,451,872
Shares outstanding	359,470
Net asset value per share	$9.60

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$45,791,695
Dividends — affiliated issuers	69,918
Foreign taxes withheld	(4,227,426)
Total income	41,634,187
Expenses:
Investment management fees	9,606,362
Distribution and/or service fees
Class 2	7,792
Transfer agent fees
Class 1	763,659
Class 2	1,870
Administration fees	968,140
Compensation of board members	39,611
Custodian fees	196,970
Printing and postage fees	19,680
Audit fees	34,144
Legal fees	46,961
Chief compliance officer expenses	628
Other	25,653
Total expenses	11,711,470
Net investment income	29,922,717
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(10,052,113)
Foreign currency translations	(902,157)
Forward foreign currency exchange contracts	15,018,087
Net realized gain	4,063,817
Net change in unrealized appreciation (depreciation) on:
Investments	(62,598,844)
Foreign currency translations	(24,656)
Forward foreign currency exchange contracts	(11,776,565)
Net change in unrealized depreciation	(74,400,065)
Net realized and unrealized loss	(70,336,248)
Net decrease in net assets from operations	$(40,413,531)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$29,922,717	$25,805,937
Net realized gain (loss)	4,063,817	(6,424,970)
Net change in unrealized depreciation	(74,400,065)	(31,811,726)
Net decrease in net assets resulting from operations	(40,413,531)	(12,430,759)
Distributions to shareholders
Net investment income
Class 1	(37,229,908)	(28,158,999)
Class 2	(86,978)	(39,081)
Net realized gains
Class 1	—	(517,906)
Class 2	—	(791)
Total distributions to shareholders	(37,316,886)	(28,716,777)
Increase in net assets from capital stock activity	72,077,944	367,184,843
Total increase (decrease) in net assets	(5,652,473)	326,037,307
Net assets at beginning of year	1,249,238,813	923,201,506
Net assets at end of year	$1,243,586,340	$1,249,238,813
Undistributed (excess of distributions over) net investment income	$3,785,796	$(2,935,966)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	30,646,292	318,302,806	39,179,508	419,775,346
Distributions reinvested	3,751,883	37,229,908	2,697,900	28,676,905
Redemptions	(26,896,309)	(284,910,440)	(7,859,680)	(82,727,837)
Net increase	7,501,866	70,622,274	34,017,728	365,724,414
Class 2 shares
Subscriptions	194,258	2,021,329	161,754	1,730,053
Distributions reinvested	8,795	86,978	3,752	39,872
Redemptions	(63,217)	(652,637)	(29,158)	(309,496)
Net increase	139,836	1,455,670	136,348	1,460,429
Total net increase	7,641,702	72,077,944	34,154,076	367,184,843

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.24	$10.52	$10.00
Income from investment operations:
Net investment income	0.24	0.26	0.10
Net realized and unrealized gain (loss)	(0.58)	(0.26)	0.50
Total from investment operations	(0.34)	—	0.60
Less distributions to shareholders:
Net investment income	(0.30)	(0.27)	(0.08)
Net realized gains	—	(0.01)	—
Total distributions to shareholders	(0.30)	(0.28)	(0.08)
Net asset value, end of period	$9.60	$10.24	$10.52
Total return	(3.37%)	(0.05%)	6.06%
Ratios to average net assets(b)
Total gross expenses	0.92%	0.93%	0.95	%(c)
Total net expenses(d)	0.92%	0.90%	0.95	%(c)
Net investment income	2.35%	2.43%	1.42	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,240,134	$1,246,988	$922,325
Portfolio turnover	12%	8%	3%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.25	$10.52	$10.00
Income from investment operations:
Net investment income	0.21	0.21	0.06
Net realized and unrealized gain (loss)	(0.58)	(0.22)	0.53
Total from investment operations	(0.37)	(0.01)	0.59
Less distributions to shareholders:
Net investment income	(0.28)	(0.25)	(0.07)
Net realized gains	—	(0.01)	—
Total distributions to shareholders	(0.28)	(0.26)	(0.07)
Net asset value, end of period	$9.60	$10.25	$10.52
Total return	(3.71%)	(0.20%)	5.88%
Ratios to average net assets(b)
Total gross expenses	1.17%	1.18%	1.21	%(c)
Total net expenses(d)	1.17%	1.15%	1.21	%(c)
Net investment income	2.09%	1.99%	0.87	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,452	$2,251	$876
Portfolio turnover	12%	8%	3%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Variable Portfolio — Pyrford International Equity Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management

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VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the

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VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At December 31, 2015, the Fund had no outstanding derivatives.

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VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	15,018,087
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(11,776,565)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	4,147,045	(1,644,031)

*Based on the ending monthly outstanding amounts for the year ended December 31, 2015. While there was no market value of forward foreign currency exchange contracts outstanding at any quarter end, the Fund did enter into forward foreign currency exchange contracts during the year; the gain (loss) associated with this activity is presented in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax

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VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Funds. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of their portion of the Funds. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79%

to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.75% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Pyrford International Ltd. (Pyrford) to serve as the subadviser to the Fund. The Investment Manager compensates Pyrford to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

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VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 Through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	1.03%	0.98%	0.95%
Class 2	1.28	1.23	1.20

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$14,115,931
Accumulated net realized loss	(14,115,930)
Paid-in capital	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$37,316,886	$28,716,777

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,798,513
Capital loss carryforwards	(13,923,000)
Net unrealized depreciation	(56,747,423)

At December 31, 2015, the cost of investments for federal income tax purposes was $1,298,532,977 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$79,014,181
Unrealized depreciation	(135,761,604)
Net unrealized depreciation	$(56,747,423)

The following capital loss carryforwards, determined at December 31, 2015, may be available to reduce taxable income arising from future net realized gains on

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VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	5,816,235
No expiration — long-term	8,106,765
Total	13,923,000

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $219,949,905 and $150,648,419, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Annual Report 2015
27

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
28

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — Pyrford International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Pyrford International Equity Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

Annual Report 2015
29

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations:

Foreign Taxes Paid	$3,101,196
Foreign Taxes Paid Per Share	$0.02
Foreign Source Income	$45,791,673
Foreign Source Income Per Share	$0.35

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2015
30

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2015
31

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2015
32

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
33

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
34

VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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VARIABLE PORTFOLIO — PYRFORD INTERNATIONAL EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
37

Variable Portfolio — Pyrford International Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6596 D (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO —
ASSET ALLOCATION FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Federal Income Tax Information	27
Trustees and Officers	28
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Asset Allocation Fund (the Fund) Class 2 shares returned 0.76% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its Blended Benchmark, which returned 1.28% over the same time period.

■  During the same 12-month period, the broad U.S. equity market, as measured by the S&P 500 Index, returned 1.38%, while the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 0.55%.

■  Within the fixed-income portion of the portfolio, the Fund's underlying fund performance detracted from returns. Performance for the underlying equity funds contributed to overall Fund results.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	1.07	8.05	6.13
Class 2	06/01/00	0.76	7.78	5.91
Blended Benchmark		1.28	8.95	6.48
S&P 500 Index		1.38	12.57	7.31
Barclays U.S. Aggregate Bond Index		0.55	3.25	4.51

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 60% weighting in the S&P 500 Index and a 40% weighting in the Barclays U.S. Aggregate Bond Index.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Marie Schofield, CFA

Beth Vanney, CFA

Portfolio Breakdown (%) (at December 31, 2015)
Alternative Investment Funds	1.9
Equity Funds	58.0
Fixed-Income Funds	34.4
Money Market Funds	5.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned 0.76%. The Fund trailed its Blended Benchmark, which returned 1.28% for the same time period. During the same 12-month period, the broad U.S. equity market, as measured by the S&P 500 Index, returned 1.38%, while the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 0.55%. Within the fixed-income portion of the portfolio, the Fund's underlying fund performance detracted from returns. Performance for the underlying equity funds contributed to overall Fund results.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded out the list of mounting pressures. In the United States, another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks, and the seven-year expansion remained intact. The labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales and solid holiday spending. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Economic growth in developed countries outside the United States was lackluster. A weaker currency benefited eurozone countries, as did accommodative bank lending standards. However, eurozone economic growth was estimated at less than 2.0% for the year, and Russia sank into recession. In Japan, policymakers sought to raise inflation as they struggled to maintain growth, which was less than 0.5% at year end. Emerging markets growth slowed, and China's economy slowed more than expected.

For U.S. investors, stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets, as a strong dollar weighed on returns from overseas investments that were denominated in dollars. The U.S. bond market eked out a fractional positive return, led by the shortest duration, highest quality bonds. High-yield bonds gave up the most ground during the year.

In December, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point. The stock market's initial reaction to this move was positive, as many investors

Annual Report 2015
4

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

viewed the policy change as a vote of confidence in the strength of the U.S. economy.

Significant Performance Factors

Among the many factors that affected financial markets in 2015, three were central to asset allocation investors: the dollar, the disappointment of diversification and a choppy, directionless market.

■  A strong U.S. dollar presented a significant challenge to many export-driven industries in the United States and reduced returns on overseas investments denominated in U.S. dollars.

■  While history shows that diversification over the long-term is generally an effective way to limit the impact of market volatility on an investment portfolio, the strategy was largely a disappointment in 2015. For the year, a handful of high quality U.S. large-cap stocks and high quality (U.S. Treasury, mortgage-backed, and municipal) bonds led performance. Diversification beyond these market segments negatively impacted performance for multi-asset portfolios. Diversification does not assure a profit or protect against loss.

■  Financial markets — and stocks, in particular — were mostly directionless in 2015 even though there was a significant amount of choppiness during the period. In fact, over the course of the year, the S&P 500 Index crossed its starting point, both over and under, some 30 times — an 80-year record.

Against this backdrop, we decreased the Fund's exposure to equities during the year, as we lacked optimism about their upside in the midst of a late cycle slowdown. The Fund remains underweight in equities relative to the Blended Benchmark. All of the Fund's equity allocation is currently invested in domestic equities with no exposure to stock markets outside the United States.

We increased the Fund's allocation to fixed income, specifically to U.S. Treasuries, as we believe they can help stabilize performance during periods when investors are risk averse and equity and non-Treasury market segments underperform. We also eliminated the Fund's exposure to emerging market bonds and used the proceeds to increase exposure to U.S. government mortgages.

Annual Report 2015
5

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	994.90	1,024.10	1.11	1.12	0.22	3.92	3.98	0.78
Class 2	1,000.00	1,000.00	993.60	1,022.84	2.36	2.40	0.47	5.18	5.25	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 58.1%

	Shares	Value ($)
U.S. LARGE CAP 58.1%
Columbia Contrarian Core Fund, Class I Shares(a)	805,626	16,942,320
Columbia Disciplined Core Fund, Class I Shares(a)	2,002,834	19,347,380
Columbia Disciplined Growth Fund, Class I Shares(a)	386,355	3,241,521
Columbia Disciplined Value Fund, Class I Shares(a)	183,450	1,594,177
Columbia Select Large Cap Growth Fund, Class I Shares(a)(b)	165,575	2,819,746
Columbia Select Large-Cap Value Fund, Class I Shares(a)	111,408	2,364,074
Total		46,309,218
Total Equity Funds (Cost: $37,806,620)		46,309,218

Fixed-Income Funds 34.4%

HIGH YIELD 4.0%
Columbia Income Opportunities Fund, Class I Shares(a)	340,988	3,171,185
INFLATION PROTECTED SECURITIES 0.9%
Columbia Inflation Protected Securities Fund, Class I Shares(a)(b)	86,974	741,020
INVESTMENT GRADE 29.5%
Columbia Corporate Income Fund, Class I Shares(a)	750,357	7,120,891

Fixed-Income Funds (continued)

	Shares	Value ($)
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	1,238,099	6,710,496
Columbia U.S. Treasury Index Fund, Class I Shares(a)	879,247	9,724,466
Total		23,555,853
Total Fixed-Income Funds (Cost: $27,732,532)		27,468,058

Alternative Investment Funds 2.0%

Columbia Diversified Absolute Return Fund, Class I Shares(a)	162,630	1,572,637
Total Alternative Investment Funds (Cost: $1,644,091)		1,572,637

Money Market Funds 5.7%

Columbia Short-Term Cash Fund, 0.284%(a)(c)	4,528,519	4,528,519
Total Money Market Funds (Cost: $4,528,519)		4,528,519
Total Investments (Cost: $71,711,762)		79,878,432
Other Assets & Liabilities, Net		(123,298)
Net Assets		79,755,134

At December 31, 2015, cash totaling $18,400 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P500 EMINI FUT	4	USD	407,080	03/2016	7,420	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Multi-Strategy Fund, Class I Shares	2,546,842	1,076	(1,882,106)	(665,812)	—	—	—	—
Columbia Contrarian Core Fund, Class I Shares	15,971,534	1,041,345	(3,171,349)	140,038	13,981,568	481,245	488,057	16,942,320
Columbia Corporate Income Fund, Class I Shares	7,843,015	406,825	(948,880)	(12,440)	7,288,520	—	259,383	7,120,891
Columbia Disciplined Core Fund, Class I Shares	16,880,950	381,854	(3,242,875)	204,480	14,224,409	—	320,407	19,347,380
Columbia Disciplined Growth Fund, Class I Shares	3,453,234	420,727	(734,859)	47,792	3,186,894	360,492	34,269	3,241,521
Columbia Disciplined Value Fund, Class I Shares	1,332,083	119,287	(206,634)	27,488	1,272,224	76,966	29,752	1,594,177
Columbia Diversified Absolute Return Fund, Class I Shares	—	1,788,771	(140,865)	(3,815)	1,644,091	9,852	6,103	1,572,637
Columbia Emerging Markets Bond Fund, Class I Shares	1,838,689	32,607	(1,792,484)	(78,812)	—	—	25,790	—
Columbia Emerging Markets Fund, Class I Shares	—	866,000	(790,346)	(75,654)	—	—	—	—
Columbia Income Opportunities Fund, Class I Shares	3,552,425	235,368	(484,685)	(11,311)	3,291,797	23,456	166,764	3,171,185
Columbia Inflation Protected Securities Fund, Class I Shares	—	795,683	(16,440)	(449)	778,794	—	—	741,020
Columbia Limited Duration Credit Fund, Class I Shares	2,748,315	—	(2,693,761)	(54,554)	—	—	5,169	—
Columbia Select Large Cap Growth Fund, Class I Shares	3,320,551	422,265	(711,763)	15,674	3,046,727	363,420	—	2,819,746
Columbia Select Large-Cap Value Fund, Class I Shares	2,644,481	164,611	(801,007)	86,713	2,094,798	65,494	42,181	2,364,074
Columbia Short-Term Cash Fund	6,211,342	7,105,374	(8,788,197)	—	4,528,519	—	8,860	4,528,519
Columbia U.S. Government Mortgage Fund, Class I Shares	6,263,690	1,800,024	(1,345,702)	(30,182)	6,687,830	19,907	212,353	6,710,496
Columbia U.S. Treasury Index Fund, Class I Shares	7,511,788	4,799,213	(2,595,128)	(30,282)	9,685,591	54,822	126,319	9,724,466
Total	82,118,939	20,381,030	(30,347,081)	(441,126)	71,711,762	1,455,654	1,725,407	79,878,432

(b)  Non-income producing investment.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2015.

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	46,309,218	—	—	46,309,218
Fixed-Income Funds	27,468,058	—	—	27,468,058
Alternative Investment Funds	1,572,637	—	—	1,572,637
Money Market Funds	—	4,528,519	—	4,528,519
Total Investments	75,349,913	4,528,519	—	79,878,432
Derivatives
Assets
Futures Contracts	7,420	—	—	7,420
Total	75,357,333	4,528,519	—	79,885,852

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	6,211,342	6,211,342	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Affiliated issuers (identified cost $71,711,762)	$79,878,432
Margin deposits	18,400
Receivable for:
Investments sold	51,884
Dividends	69,137
Foreign tax reclaims	501
Prepaid expenses	505
Trustees' deferred compensation plan	41,300
Total assets	80,060,159
Liabilities
Payable for:
Investments purchased	68,206
Capital shares purchased	141,248
Variation margin	3,840
Investment management fees	69
Distribution and/or service fees	96
Transfer agent fees	132
Administration fees	44
Compensation of board members	23,942
Chief compliance officer expenses	10
Other expenses	26,138
Trustees' deferred compensation plan	41,300
Total liabilities	305,025
Net assets applicable to outstanding capital stock	$79,755,134
Represented by
Paid-in capital	$69,240,095
Undistributed net investment income	1,604,800
Accumulated net realized gain	736,268
Unrealized appreciation (depreciation) on:
Investments — affiliated issuers	8,166,670
Foreign currency translations	(119)
Futures contracts	7,420
Total — representing net assets applicable to outstanding capital stock	$79,755,134

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

Class 1
Net assets	$65,872,207
Shares outstanding	4,715,970
Net asset value per share	$13.97
Class 2
Net assets	$13,882,927
Shares outstanding	1,003,107
Net asset value per share	$13.84

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$29,631
Dividends — affiliated issuers	1,725,407
Total income	1,755,038
Expenses:
Investment management fees	37,876
Distribution and/or service fees
Class 2	37,925
Transfer agent fees
Class 1	42,748
Class 2	9,102
Administration fees	17,283
Compensation of board members	17,381
Custodian fees	23,920
Printing and postage fees	26,569
Audit fees	15,460
Legal fees	3,134
Chief compliance officer expenses	43
Other	3,621
Total expenses	235,062
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(10,723)
Total net expenses	224,339
Net investment income	1,530,699
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	42,574
Investments — affiliated issuers	(441,126)
Capital gain distributions from underlying affiliated funds	1,455,654
Futures contracts	91,385
Net realized gain	1,148,487
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(1,637,779)
Foreign currency translations	(56)
Futures contracts	(101,169)
Net change in unrealized depreciation	(1,739,004)
Net realized and unrealized loss	(590,517)
Net increase in net assets resulting from operations	$940,182

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$1,530,699	$1,366,511
Net realized gain	1,148,487	9,423,201
Net change in unrealized depreciation	(1,739,004)	(1,891,067)
Net increase in net assets resulting from operations	940,182	8,898,645
Distributions to shareholders
Net investment income
Class 1	(1,467,059)	(1,889,185)
Class 2	(277,950)	(379,501)
Net realized gains
Class 1	(7,424,408)	(1,682,640)
Class 2	(1,589,802)	(371,188)
Total distributions to shareholders	(10,759,219)	(4,322,514)
Decrease in net assets from capital stock activity	(2,398,017)	(8,825,333)
Total decrease in net assets	(12,217,054)	(4,249,202)
Net assets at beginning of year	91,972,188	96,221,390
Net assets at end of year	$79,755,134	$91,972,188
Undistributed net investment income	$1,604,800	$1,677,784

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	48,144	695,875	88,659	1,373,480
Distributions reinvested	625,719	8,891,467	234,988	3,571,825
Redemptions	(732,613)	(11,038,069)	(757,762)	(11,661,614)
Net decrease	(58,750)	(1,450,727)	(434,115)	(6,716,309)
Class 2 shares
Subscriptions	44,531	670,953	38,743	586,365
Distributions reinvested	132,559	1,867,752	49,715	750,689
Redemptions	(230,685)	(3,485,995)	(225,512)	(3,446,078)
Net decrease	(53,595)	(947,290)	(137,054)	(2,109,024)
Total net decrease	(112,345)	(2,398,017)	(571,169)	(8,825,333)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$15.79	$15.05	$13.05	$11.81	$12.22
Income from investment operations:
Net investment income	0.27	0.23	0.24	0.25	0.24
Net realized and unrealized gain (loss)	(0.07)	1.25	2.11	1.27	(0.33)
Total from investment operations	0.20	1.48	2.35	1.52	(0.09)
Less distributions to shareholders:
Net investment income	(0.33)	(0.39)	(0.35)	(0.28)	(0.32)
Net realized gains	(1.69)	(0.35)	—	—	—
Total distributions to shareholders	(2.02)	(0.74)	(0.35)	(0.28)	(0.32)
Net asset value, end of period	$13.97	$15.79	$15.05	$13.05	$11.81
Total return	1.07%	10.05%	18.17%	13.03%	(0.85%)
Ratios to average net assets(a)
Total gross expenses	0.23%	0.20%	0.19%	0.24%	0.40%
Total net expenses(b)	0.22%	0.15%	0.15%	0.16%	0.13%
Net investment income	1.82%	1.51%	1.67%	1.99%	1.93%
Supplemental data
Net assets, end of period (in thousands)	$65,872	$75,415	$78,390	$77,976	$81,002
Portfolio turnover	19%	41%	15%	51%	89%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$15.67	$14.94	$12.96	$11.73	$12.15
Income from investment operations:
Net investment income	0.24	0.19	0.20	0.22	0.20
Net realized and unrealized gain (loss)	(0.09)	1.25	2.09	1.26	(0.32)
Total from investment operations	0.15	1.44	2.29	1.48	(0.12)
Less distributions to shareholders:
Net investment income	(0.29)	(0.36)	(0.31)	(0.25)	(0.30)
Net realized gains	(1.69)	(0.35)	—	—	—
Total distributions to shareholders	(1.98)	(0.71)	(0.31)	(0.25)	(0.30)
Net asset value, end of period	$13.84	$15.67	$14.94	$12.96	$11.73
Total return	0.76%	9.80%	17.88%	12.76%	(1.09%)
Ratios to average net assets(a)
Total gross expenses	0.48%	0.45%	0.44%	0.49%	0.68%
Total net expenses(b)	0.47%	0.40%	0.40%	0.41%	0.38%
Net investment income	1.57%	1.26%	1.42%	1.72%	1.66%
Supplemental data
Net assets, end of period (in thousands)	$13,883	$16,557	$17,832	$17,976	$20,036
Portfolio turnover	19%	41%	15%	51%	89%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Asset Allocation Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S.

generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the NYSE on the valuation date.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition,

Annual Report 2015
18

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

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COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	7,420	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

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20

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	91,385
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(101,169)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	1,743,990

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and

Annual Report 2015
21

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee for the Funds is an annual fee that is a blend of (i) 0.55% on assets invested in securities (other than third-party advised mutual funds and funds that pay an investment advisory fee to the Investment Manager), including other Columbia Funds that do not pay an investment advisory fee, exchange-traded funds, derivatives and individual securities and (ii) 0.10% on assets invested in non-exchange-traded third-party advised mutual funds.

The effective investment management fee rate, net of any waivers, for the year ended December 31, 2015 was 0.044% of the Fund's average daily net assets.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

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COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 Through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	0.22%	0.21%	0.15%
Class 2	0.47	0.46	0.40

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$141,326
Accumulated net realized gain	(141,326)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$2,218,011	$2,268,686
Long-term capital gains	8,541,208	2,053,828
Total	10,759,219	4,322,514

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,839,846
Undistributed long-term capital gains	681,261
Net unrealized appreciation	8,056,200

At December 31, 2015, the cost of investments for federal income tax purposes was $71,822,232 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,680,649
Unrealized depreciation	(624,449)
Net unrealized appreciation	$8,056,200

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements.

Annual Report 2015
23

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $14,976,679 and $24,580,227, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, two unaffiliated shareholders of record owned 81.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf.

Annual Report 2015
24

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
25

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Asset Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Asset Allocation Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations:

Dividends Received Deduction	40.74%
Capital Gain Dividend	$738,366

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
27

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2015
28

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2015
29

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
30

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
31

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
32

COLUMBIA VARIABLE PORTFOLIO — ASSET ALLOCATION FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
33

Columbia Variable Portfolio — Asset Allocation Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

C-1471 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Trustees and Officers	25
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Contrarian Core Fund (the Fund) Class 2 shares returned 2.73% for the 12-month period that ended December 31, 2015.

■  The Fund outperformed its benchmark, the Russell 1000 Index, which returned 0.92% for the same period.

■  Stock selection within the information technology, health care and consumer staples sectors helped the Fund outpace its benchmark, as did an underweight in the energy sector.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	Life
Class 1	04/30/12	2.97	14.94
Class 2	04/30/12	2.73	14.67
Russell 1000 Index		0.92	13.23

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Guy Pope, CFA

Top Ten Holdings (%) (at December 31, 2015)
Apple, Inc.	3.4
Citigroup, Inc.	2.9
JPMorgan Chase & Co.	2.8
Microsoft Corp.	2.8
Verizon Communications, Inc.	2.7
Berkshire Hathaway, Inc., Class B	2.7
CVS Health Corp.	2.6
Medtronic PLC	2.6
Alphabet, Inc., Class C	2.4
Johnson & Johnson	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2015, approximately 97.6% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned 2.73%. The Fund outperformed its benchmark, the Russell 1000 Index, which returned 0.92% for the same time period. Stock selection within the information technology, health care and consumer staples sectors helped the Fund outpace its benchmark, as did an underweight in the energy sector.

Mounting Global Pressures Weighed on Markets

Investors turned cautious in 2015 as a combination of lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence. Subpar global economic growth continued for a fourth straight year, with China's slowdown the most prominent disappointment. Conflicts in the Middle East and the threat of terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising U.S. dollar rounded out the list of mounting pressures. In the United States, another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks, and the seven-year expansion remained intact. The labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0% by year-end. Consumer spending strengthened, buoyed by solid automobile sales, and the level of holiday spending cheered retailers. The housing market also improved, although sales slipped near the end of the year as new industry regulations led to longer closing periods and stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Respectable stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. In general, large-cap stocks outperformed small-cap stocks, growth stocks outperformed value stocks, and U.S. stocks outperformed stocks of both developed and emerging markets, as most foreign stock markets ended the year in the red.

In December, the Federal Reserve (Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The move was well received by the stock market, which had plenty of notice following several delays and a strategic slow-walking of the policy shift by Fed chair Janet Yellen.

Annual Report 2015
4

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

Within information technology, the Fund did well with video game companies Activision Blizzard and Electronic Arts, each of which benefited from a new cycle in game consoles as well as from a secular shift away from video discs in favor of digital platforms, where gross margins are higher. Other strong performers in the information technology sector included Skyworks Solutions, which benefited from increased levels of its radio frequency semiconductors within smart phones, and Broadcom, which was purchased by Avago. Merger and acquisition activity also aided the Fund within the health care sector, as shares of CIGNA were temporarily boosted by a buyout offer received during the period. Although many multinational companies struggled during the year, the Fund did well with General Electric and McDonald's, the latter of which is owned by the Fund as a turnaround candidate. Alphabet (Google) was another meaningful contributor, as investors responded well to the company's hiring of a new CFO who emphasized cost discipline and transparency.

Another key decision for the Fund was to maintain an underweight position in the energy sector, which proved especially important as oil prices experienced a sharp decline throughout 2015. In stock selection terms, however, the Fund's energy investments were less successful, negating some of the advantage of its underweight. Noble Energy and Conoco Phillips were among the specific disappointments in this area. While we added to the Fund's energy exposure during the period as the group became more and more out of favor, the Fund continued to remain underweight in the sector.

Some of the year's biggest disappointments came in the form of things the Fund did not own. Amazon, for example, performed extremely well during the period, but the Fund did not own it while the benchmark did. Other individual disappointments included clothing company PVH, the owner of such brands as Calvin Klein and Tommy Hilfiger, which was hurt by foreign currency translations and poor investor sentiment surrounding the apparel sector. CBS was hurt by a weak advertising climate, while Procter & Gamble, like other multinationals, saw earnings hurt by the strong U.S. dollar. We sold the position in P&G during the period.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	12.2
Consumer Staples	8.0
Energy	5.6
Financials	18.8
Health Care	18.7
Industrials	9.7
Information Technology	21.4
Materials	1.5
Telecommunication Services	2.7
Utilities	1.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015
5

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	998.80	1,021.37	3.83	3.87	0.76
Class 2	1,000.00	1,000.00	998.20	1,020.11	5.09	5.14	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
6

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.7%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.1%
Auto Components 2.2%
Delphi Automotive PLC	405,403	34,755,199
Johnson Controls, Inc.	405,845	16,026,819
Total		50,782,018
Hotels, Restaurants & Leisure 2.0%
Aramark	389,898	12,574,211
McDonald's Corp.	282,900	33,421,806
Total		45,996,017
Household Durables 0.4%
Whirlpool Corp.	62,865	9,232,983
Media 3.4%
CBS Corp., Class B Non Voting	578,875	27,282,379
Comcast Corp., Class A	924,524	52,170,889
Total		79,453,268
Specialty Retail 2.4%
Lowe's Companies, Inc.	577,790	43,935,151
Michaels Companies, Inc. (The)(a)	517,134	11,433,833
Total		55,368,984
Textiles, Apparel & Luxury Goods 1.7%
Coach, Inc.	718,615	23,520,269
PVH Corp.	229,477	16,900,981
Total		40,421,250
Total Consumer Discretionary		281,254,520
CONSUMER STAPLES 7.9%
Beverages 2.9%
Diageo PLC, ADR	230,942	25,188,844
PepsiCo, Inc.	438,678	43,832,705
Total		69,021,549
Food & Staples Retailing 3.2%
CVS Health Corp.	617,007	60,324,775
Walgreens Boots Alliance, Inc.	159,615	13,592,015
Total		73,916,790
Food Products 0.6%
Archer-Daniels-Midland Co.	364,835	13,382,148
Tobacco 1.2%
Philip Morris International, Inc.	325,110	28,580,420
Total Consumer Staples		184,900,907
Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 5.5%
Energy Equipment & Services 0.6%
Schlumberger Ltd.	199,575	13,920,356
Oil, Gas & Consumable Fuels 4.9%
Canadian Natural Resources Ltd.	637,480	13,916,188
Chevron Corp.	355,397	31,971,514
ConocoPhillips	348,005	16,248,354
EQT Corp.	119,770	6,243,610
Exxon Mobil Corp.	523,780	40,828,651
Noble Energy, Inc.	190,674	6,278,895
Total		115,487,212
Total Energy		129,407,568
FINANCIALS 18.5%
Banks 9.2%
Bank of America Corp.	2,196,990	36,975,342
Citigroup, Inc.	1,291,412	66,830,571
JPMorgan Chase & Co.	975,753	64,428,970
Wells Fargo & Co.	857,703	46,624,735
Total		214,859,618
Capital Markets 3.3%
Bank of New York Mellon Corp. (The)	745,903	30,746,122
BlackRock, Inc.	108,479	36,939,269
Goldman Sachs Group, Inc. (The)	48,750	8,786,212
Total		76,471,603
Consumer Finance 1.5%
American Express Co.	519,735	36,147,569
Diversified Financial Services 2.6%
Berkshire Hathaway, Inc., Class B(a)	469,996	62,058,272
Insurance 1.0%
Aon PLC	243,361	22,440,318
Real Estate Investment Trusts (REITs) 0.9%
American Tower Corp.	159,990	15,511,031
Weyerhaeuser Co.	154,130	4,620,817
Total		20,131,848
Total Financials		432,109,228

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
HEALTH CARE 18.4%
Biotechnology 4.3%
Baxalta, Inc.	636,385	24,838,107
Biogen, Inc.(a)	102,085	31,273,740
Celgene Corp.(a)	210,769	25,241,695
Vertex Pharmaceuticals, Inc.(a)	149,233	18,777,988
Total		100,131,530
Health Care Equipment & Supplies 5.5%
Abbott Laboratories	776,606	34,877,375
Cooper Companies, Inc. (The)	116,295	15,606,789
Medtronic PLC	781,068	60,079,751
Zimmer Biomet Holdings, Inc.	173,365	17,785,515
Total		128,349,430
Health Care Providers & Services 3.2%
Cardinal Health, Inc.	506,110	45,180,440
CIGNA Corp.	196,375	28,735,554
Total		73,915,994
Pharmaceuticals 5.4%
Allergan PLC(a)	78,168	24,427,500
Endo International PLC(a)	213,570	13,074,755
Johnson & Johnson	538,723	55,337,627
Pfizer, Inc.	1,067,200	34,449,216
Total		127,289,098
Total Health Care		429,686,052
INDUSTRIALS 9.5%
Aerospace & Defense 2.6%
Honeywell International, Inc.	419,920	43,491,114
United Technologies Corp.	185,884	17,857,876
Total		61,348,990
Air Freight & Logistics 0.9%
FedEx Corp.	139,038	20,715,272
Commercial Services & Supplies 0.6%
Tyco International PLC	457,009	14,574,017
Electrical Equipment 0.7%
Eaton Corp. PLC	319,366	16,619,807
Industrial Conglomerates 2.1%
General Electric Co.	1,559,722	48,585,340
Professional Services 2.6%
Dun & Bradstreet Corp. (The)	129,720	13,481,800

Common Stocks (continued)

Issuer	Shares	Value ($)
IHS, Inc., Class A(a)	27,984	3,314,145
Nielsen Holdings PLC	949,670	44,254,622
Total		61,050,567
Total Industrials		222,893,993
INFORMATION TECHNOLOGY 21.2%
Communications Equipment 0.7%
QUALCOMM, Inc.	303,545	15,172,697
Internet Software & Services 5.4%
Alibaba Group Holding Ltd., ADR(a)	36,825	2,992,768
Alphabet, Inc., Class A(a)	43,066	33,505,779
Alphabet, Inc., Class C(a)	74,123	56,250,462
Facebook, Inc., Class A(a)	326,775	34,200,271
Total		126,949,280
IT Services 1.8%
MasterCard, Inc., Class A	341,556	33,253,892
PayPal Holdings, Inc.(a)	219,412	7,942,715
Total		41,196,607
Semiconductors & Semiconductor Equipment 2.0%
Broadcom Corp., Class A	582,790	33,696,918
Skyworks Solutions, Inc.	181,920	13,976,913
Total		47,673,831
Software 5.8%
Activision Blizzard, Inc.	1,282,580	49,648,672
Electronic Arts, Inc.(a)	151,348	10,400,635
Intuit, Inc.	123,785	11,945,252
Microsoft Corp.	1,143,817	63,458,967
Total		135,453,526
Technology Hardware, Storage & Peripherals 5.5%
Apple, Inc.	745,974	78,521,223
EMC Corp.	1,176,833	30,221,072
Hewlett Packard Enterprise Co.	1,230,565	18,704,588
Total		127,446,883
Total Information Technology		493,892,824
MATERIALS 1.5%
Chemicals 1.5%
Monsanto Co.	344,130	33,903,688
Total Materials		33,903,688

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES 2.7%
Diversified Telecommunication Services 2.7%
Verizon Communications, Inc.	1,369,236	63,286,088
Total Telecommunication Services		63,286,088
UTILITIES 1.4%
Electric Utilities 0.8%
Edison International	318,433	18,854,418
Multi-Utilities 0.6%
DTE Energy Co.	168,297	13,495,736
Total Utilities		32,350,154
Total Common Stocks (Cost: $2,092,114,460)		2,303,685,022

Money Market Funds 1.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	37,008,721	37,008,721
Total Money Market Funds (Cost: $37,008,721)		37,008,721
Total Investments (Cost: $2,129,123,181)		2,340,693,743
Other Assets & Liabilities, Net		(6,320,804)
Net Assets		2,334,372,939

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	38,758,428	695,149,197	(696,898,904)	37,008,721	70,323	37,008,721

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	281,254,520	—	—	281,254,520
Consumer Staples	184,900,907	—	—	184,900,907
Energy	129,407,568	—	—	129,407,568
Financials	432,109,228	—	—	432,109,228
Health Care	429,686,052	—	—	429,686,052
Industrials	222,893,993	—	—	222,893,993
Information Technology	493,892,824	—	—	493,892,824
Materials	33,903,688	—	—	33,903,688
Telecommunication Services	63,286,088	—	—	63,286,088
Utilities	32,350,154	—	—	32,350,154
Total Common Stocks	2,303,685,022	—	—	2,303,685,022
Money Market Funds	—	37,008,721	—	37,008,721
Total Investments	2,303,685,022	37,008,721	—	2,340,693,743

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	38,758,428	38,758,428	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,092,114,460)	$2,303,685,022
Affiliated issuers (identified cost $37,008,721)	37,008,721
Total investments (identified cost $2,129,123,181)	2,340,693,743
Foreign currency (identified cost $79,472)	79,472
Receivable for:
Investments sold	970,789
Capital shares sold	13,553
Dividends	2,422,667
Foreign tax reclaims	69,957
Prepaid expenses	14,823
Trustees' deferred compensation plan	29,404
Total assets	2,344,294,408
Liabilities
Due to custodian	94,750
Payable for:
Investments purchased	5,777,544
Capital shares purchased	2,480,361
Investment management fees	1,255,446
Distribution and/or service fees	11,658
Transfer agent fees	119,410
Administration fees	105,881
Compensation of board members	311
Chief compliance officer expenses	288
Other expenses	46,416
Trustees' deferred compensation plan	29,404
Total liabilities	9,921,469
Net assets applicable to outstanding capital stock	$2,334,372,939
Represented by
Trust capital	$2,334,372,939
Total — representing net assets applicable to outstanding capital stock	$2,334,372,939
Class 1
Net assets	$2,278,480,896
Shares outstanding	136,672,695
Net asset value per share	$16.67
Class 2
Net assets	$55,892,043
Shares outstanding	3,382,013
Net asset value per share	$16.53

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$99,249,956
Dividends — affiliated issuers	70,323
Foreign taxes withheld	(505,401)
Total income	98,814,878
Expenses:
Investment management fees	15,330,307
Distribution and/or service fees
Class 2	104,864
Transfer agent fees
Class 1	1,438,518
Class 2	25,167
Administration fees	1,294,768
Compensation of board members	62,263
Custodian fees	30,807
Printing and postage fees	35,278
Audit fees	22,540
Legal fees	89,945
Chief compliance officer expenses	1,209
Other	51,505
Total expenses	18,487,171
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(11,722)
Total net expenses	18,475,449
Net investment income	80,339,429
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	161,481,803
Foreign currency translations	(6,588)
Net realized gain	161,475,215
Net change in unrealized appreciation (depreciation) on:
Investments	(164,877,143)
Foreign currency translations	1,231
Net change in unrealized depreciation	(164,875,912)
Net realized and unrealized loss	(3,400,697)
Net increase in net assets resulting from operations	$76,938,732

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$80,339,429	$17,779,763
Net realized gain	161,475,215	144,339,950
Net change in unrealized appreciation (depreciation)	(164,875,912)	128,022,512
Net increase in net assets resulting from operations	76,938,732	290,142,225
Increase (decrease) in net assets from capital stock activity	(217,310,970)	577,017,916
Total increase (decrease) in net assets	(140,372,238)	867,160,141
Net assets at beginning of year	2,474,745,177	1,607,585,036
Net assets at end of year	$2,334,372,939	$2,474,745,177

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	4,524,319	74,805,923	42,410,289	603,785,035
Redemptions	(18,953,157)	(318,607,228)	(2,930,532)	(43,369,790)
Net increase (decrease)	(14,428,838)	(243,801,305)	39,479,757	560,415,245
Class 2 shares
Subscriptions	1,706,326	27,956,762	1,123,866	16,951,031
Redemptions	(88,817)	(1,466,427)	(23,270)	(348,360)
Net increase	1,617,509	26,490,335	1,100,596	16,602,671
Total net increase (decrease)	(12,811,329)	(217,310,970)	40,580,353	577,017,916

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$16.19	$14.32	$10.54	$10.00
Income from investment operations:
Net investment income	0.54 (b)	0.13	0.13	0.10
Net realized and unrealized gain (loss)	(0.06)	1.74	3.65	0.44
Total from investment operations	0.48	1.87	3.78	0.54
Net asset value, end of period	$16.67	$16.19	$14.32	$10.54
Total return	2.97%	13.06%	35.86%	5.40%
Ratios to average net assets(c)
Total gross expenses	0.75%	0.76%	0.81%	0.86	%(d)
Total net expenses(e)	0.75%	0.76%	0.76%	0.72	%(d)
Net investment income	3.29%	0.83%	1.01%	1.45	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,278,481	$2,446,355	$1,598,115	$521,933
Portfolio turnover	67%	59%	57%	48%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.40 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$16.09	$14.26	$10.53	$10.00
Income from investment operations:
Net investment income	0.58 (b)	0.08	0.10	0.08
Net realized and unrealized gain (loss)	(0.14)	1.75	3.63	0.45
Total from investment operations	0.44	1.83	3.73	0.53
Net asset value, end of period	$16.53	$16.09	$14.26	$10.53
Total return	2.73%	12.83%	35.42%	5.30%
Ratios to average net assets(c)
Total gross expenses	1.01%	1.01%	1.06%	1.08	%(d)
Total net expenses(e)	1.01%	1.01%	1.02%	0.97	%(d)
Net investment income	3.52%	0.54%	0.73%	1.20	%(d)
Supplemental data
Net assets, end of period (in thousands)	$55,892	$28,390	$9,470	$3
Portfolio turnover	67%	59%	57%	48%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.47 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Contrarian Core Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of

Annual Report 2015
18

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Annual Report 2015
19

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.63% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Annual Report 2015
20

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Transactions with Affiliated Funds

For the year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $36,922,663, respectively. The sale transactions resulted in a net realized gain of $9,779,617.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	0.79%	0.75%	0.77%
Class 2	1.04	1.00	1.02

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,598,263,198 and $1,719,742,572, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2015
21

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 100% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors

(collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings,

Annual Report 2015
22

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
23

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Contrarian Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Contrarian Core Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

Annual Report 2015
24

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2015
26

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
27

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
28

COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — CONTRARIAN CORE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
33

Columbia Variable Portfolio — Contrarian Core Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

C-1543 E (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO —
SMALL CAP VALUE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	26
Federal Income Tax Information	27
Trustees and Officers	28
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Small Cap Value Fund (the Fund) Class 2 shares returned -6.32% for the 12-month period ended December 31, 2015.

■  In a challenging environment for small-cap stocks and for value stocks in particular, the Fund held up better than its benchmark, the Russell 2000 Value Index, which returned -7.47% for the same period.

■  Security selection in the financials, health care, consumer discretionary and information technology sectors aided performance vs. the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class 1	05/19/98	-6.12	6.40	6.16
Class 2	06/01/00	-6.32	6.21	5.96
Russell 2000 Value Index		-7.47	7.67	5.57

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeremy Javidi, CFA

Top Ten Holdings (%) (at December 31, 2015)
First Citizens BancShares Inc., Class A	1.3
Radian Group, Inc.	1.3
Washington Federal, Inc.	1.2
Sunstone Hotel Investors, Inc.	1.1
Investors Bancorp, Inc.	1.1
Fresh Del Monte Produce, Inc.	1.1
Chesapeake Lodging Trust	1.0
Cooper Tire & Rubber Co.	1.0
Portland General Electric Co.	1.0
Argo Group International Holdings Ltd.	1.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	97.0
Exchange-Traded Funds	0.3
Money Market Funds	2.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -6.32%. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned -7.47% for the same time period. Our bottom-up security selection focused on reasonably priced companies with market caps of less than $4 billion, good earnings growth prospects, solid balance sheets and strong cash flows. This strategy favors companies with low volatility, which helped the Fund withstand the macro-economic uncertainties that buffeted the market.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth globally, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. China's economic slowdown, terrorist attacks, plummeting oil prices and a rising dollar rounded out the list of mounting pressures. Despite temporary setbacks, the U.S. economy entered its seventh year of expansion, as unemployment fell to 5.0%, consumer spending strengthened and the housing recovery inched forward. Against this backdrop, the Federal Reserve (Fed) finally raised its key short-term interest rate target in December.

Solid stock market gains in the first half of 2015 were all but wiped out in the second half. Most U.S.-based indexes made little headway or declined for the year. Among the weakest performers were small-cap and value stocks. As volatility increased, investors became more risk averse, favoring what they viewed as safer-haven large caps and companies that could deliver strong earnings growth.

Contributors and Detractors

Financials boosted the Fund's performance vs. the benchmark, with gains from stocks in the banks, thrifts, insurance and capital markets industries. Banks, thrifts and insurance companies benefited from improved economic growth and more defensive characteristics. Lenders also rallied in advance of higher interest rates, leading to better net interest margins (the difference between what they earn on loans and pay out on deposits). Insurance stocks gained from increased industry consolidation and expectations that higher rates would help their investment portfolios. Capital markets stocks climbed as market volatility boosted trading revenues and merger-and-acquisition activity picked up. The Fund benefited from owning financials that received buyout offers at premium prices. Among them were First Niagara Financial, a regional bank headquartered in Buffalo, New York, and Symetra Financial, a life insurer.

Despite concern that Congress might cap drug prices, the health care sector benefited from favorable secular trends, including an aging population in need of more health care services and the expansion of insurance coverage under the Affordable Care Act. Individual standouts in the portfolio included Chemed, which gained from growing demand for hospice and palliative care services, and generic pharmaceuticals companies Impax Laboratories and Supernus Pharmaceuticals. Impax Laboratories benefited from overcoming some quality-control issues at its production facilities, while Supernus Pharmaceuticals advanced amid rising prescription volumes for its epilepsy treatments. We locked in profits and sold Chemed and Impax Laboratories when they reached our price targets.

Annual Report 2015
4

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

In information technology, investments in the semiconductor segment helped vs. the benchmark. The Fund benefited from having an overweight in the group when strong demand for semiconductors drove gains and an underweight when concerns about slowing global growth weakened demand and pressured returns. Top contributors included M/A-Com Technology Solutions Holdings and also Silicon Image, which received a takeover offer at a premium price last spring. Elsewhere, stock selection in consumer discretionary sector, especially leisure goods, outperformed those in the benchmark.

Many energy stocks posted significant declines this year, as oversupply and slowing global demand pushed oil and gas prices to multi-year lows. Other commodities slid in reaction to a strong U.S. dollar, a potential shift away from U.S. producers and slowing economic growth in China. The Fund owned a number of small positions in both sectors that hampered relative performance. They included exploration and production companies Clayton Williams Energy, Goodrich Petroleum and Stone Energy. In materials, an investment in industrial packaging company Greif disappointed due to slowing demand and a strong U.S. dollar. Intrepid Potash was another detractor, hurt by weaker demand for potash, a key ingredient in agricultural fertilizers. Goodrich Petroleum and Intrepid Potash were sold from the portfolio.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	10.0
Consumer Staples	2.5
Energy	5.6
Financials	45.9
Health Care	2.5
Industrials	10.9
Information Technology	14.8
Materials	3.1
Telecommunication Services	0.9
Utilities	3.8
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015
5

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	914.50	1,020.52	4.49	4.74	0.93
Class 2	1,000.00	1,000.00	913.40	1,019.26	5.69	6.01	1.18

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 9.8%
Auto Components 2.8%
Cooper Tire & Rubber Co.	87,810	3,323,608
Dana Holding Corp.	180,116	2,485,601
Fuel Systems Solutions, Inc.(a)	90,140	440,785
Gentherm, Inc.(a)	27,219	1,290,181
Modine Manufacturing Co.(a)	164,430	1,488,091
Total		9,028,266
Automobiles 0.4%
Winnebago Industries, Inc.	68,629	1,365,717
Diversified Consumer Services 0.3%
K12, Inc.(a)	96,205	846,604
Hotels, Restaurants & Leisure 0.2%
Ignite Restaurant Group, Inc.(a)	190,106	798,445
Household Durables 2.2%
Cavco Industries, Inc.(a)	21,567	1,796,747
Ethan Allen Interiors, Inc.	81,480	2,266,773
Hooker Furniture Corp.	43,354	1,094,255
Lifetime Brands, Inc.	42,917	569,079
UCP, Inc., Class A(a)	209,374	1,507,493
Total		7,234,347
Leisure Products 0.5%
Johnson Outdoors, Inc., Class A	24,372	533,503
Malibu Boats, Inc., Class A(a)	68,869	1,127,386
Total		1,660,889
Media 0.9%
AMC Entertainment Holdings, Inc., Class A	117,337	2,816,088
Specialty Retail 1.4%
Aaron's, Inc.	88,178	1,974,305
Citi Trends, Inc.	50,931	1,082,284
Pier 1 Imports, Inc.	146,220	744,260
Select Comfort Corp.(a)	43,070	922,129
Total		4,722,978
Textiles, Apparel & Luxury Goods 1.1%
Deckers Outdoor Corp.(a)	23,817	1,124,163
G-III Apparel Group Ltd.(a)	21,520	952,475
Steven Madden Ltd.(a)	45,628	1,378,878
Total		3,455,516
Total Consumer Discretionary		31,928,850

Common Stocks (continued)

Issuer	Shares	Value ($)
CONSUMER STAPLES 2.5%
Food & Staples Retailing 0.5%
Andersons, Inc. (The)	51,815	1,638,909
Food Products 1.5%
Fresh Del Monte Produce, Inc.	91,649	3,563,313
John B. Sanfilippo & Son, Inc.	26,005	1,405,050
Total		4,968,363
Personal Products 0.5%
Inter Parfums, Inc.	63,492	1,512,379
Total Consumer Staples		8,119,651
ENERGY 5.5%
Energy Equipment & Services 1.5%
Aspen Aerogels, Inc.(a)	183,951	1,116,582
CARBO Ceramics, Inc.	50,200	863,440
Dawson Geophysical Co.(a)	203,567	704,342
Geospace Technologies Corp.(a)	72,110	1,014,588
Natural Gas Services Group, Inc.(a)	51,210	1,141,983
Total		4,840,935
Oil, Gas & Consumable Fuels 4.0%
Callon Petroleum Co.(a)	85,398	712,219
Clayton Williams Energy, Inc.(a)	50,276	1,486,661
Contango Oil & Gas Co.(a)	98,753	633,007
Eclipse Resources Corp.(a)	532,320	968,822
Halcon Resources Corp.(a)	212,766	268,085
Jones Energy, Inc., Class A(a)	245,504	945,190
Matador Resources Co.(a)	88,724	1,754,074
Peabody Energy Corp.	1	8
Sanchez Energy Corp.(a)	48,552	209,259
SM Energy Co.	49,600	975,136
Stone Energy Corp.(a)	225,486	967,335
Synergy Resources Corp.(a)	150,630	1,283,368
W&T Offshore, Inc.(a)	237,237	548,018
World Fuel Services Corp.	29,597	1,138,301
WPX Energy, Inc.(a)	227,330	1,304,874
Total		13,194,357
Total Energy		18,035,292

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
FINANCIALS 45.0%
Banks 19.1%
BancFirst Corp.	37,322	2,187,816
BankUnited, Inc.	85,323	3,076,747
Banner Corp.	54,200	2,485,612
Bridge Bancorp, Inc.	30,440	926,289
Capital City Bank Group, Inc.	119,893	1,840,358
Cascade Bancorp(a)	270,763	1,643,531
Centerstate Banks, Inc.	131,903	2,064,282
Chemical Financial Corp.	41,819	1,433,137
Columbia Banking System, Inc.	87,259	2,836,790
Community Trust Bancorp, Inc.	38,027	1,329,424
FCB Financial Holdings, Inc., Class A(a)	79,349	2,839,901
First Citizens BancShares Inc., Class A	16,408	4,236,053
First Financial Corp.	61,889	2,102,369
First Niagara Financial Group, Inc.	276,550	3,000,568
First of Long Island Corp. (The)	29,830	894,900
FirstMerit Corp.	125,260	2,336,099
Heritage Financial Corp.	40,596	764,829
Investors Bancorp, Inc.	291,754	3,629,420
Merchants Bancshares, Inc.	69,089	2,175,613
National Bank Holdings Corp., Class A	132,005	2,820,947
Northrim BanCorp, Inc.	101,250	2,693,250
Sierra Bancorp	23,645	417,334
Sterling Bancorp	155,968	2,529,801
Synovus Financial Corp.	99,840	3,232,819
Towne Bank	103,666	2,163,509
Trustmark Corp.	113,122	2,606,331
UMB Financial Corp.	50,860	2,367,533
Union Bankshares Corp.	68,430	1,727,173
Total		62,362,435
Capital Markets 0.5%
INTL FCStone, Inc.(a)	52,645	1,761,502
Consumer Finance 0.8%
Cash America International, Inc.	65,863	1,972,597
Enova International, Inc.(a)	83,047	548,940
Total		2,521,537
Diversified Financial Services 0.5%
Pico Holdings, Inc.(a)	152,076	1,569,424

Common Stocks (continued)

Issuer	Shares	Value ($)
Insurance 8.2%
Argo Group International Holdings Ltd.	54,826	3,280,788
Baldwin & Lyons, Inc., Class B	66,108	1,588,575
EMC Insurance Group, Inc.	81,301	2,056,915
Employers Holdings, Inc.	86,405	2,358,856
FBL Financial Group, Inc., Class A	35,829	2,280,158
Hanover Insurance Group, Inc. (The)	37,745	3,070,178
Heritage Insurance Holdings, Inc.	77,400	1,688,868
Horace Mann Educators Corp.	51,671	1,714,444
National Western Life Group, Inc., Class A	9,706	2,445,330
Navigators Group, Inc. (The)(a)	27,370	2,348,072
Safety Insurance Group, Inc.	28,604	1,612,694
United Fire Group, Inc.	61,790	2,367,175
Total		26,812,053
Real Estate Investment Trusts (REITs) 10.0%
Altisource Residential Corp.	252,848	3,137,844
Chesapeake Lodging Trust	133,373	3,355,665
Cousins Properties, Inc.	339,941	3,205,644
EastGroup Properties, Inc.	32,759	1,821,728
Getty Realty Corp.	142,958	2,451,730
LaSalle Hotel Properties	124,040	3,120,846
Lexington Realty Trust	264,300	2,114,400
National Health Investors, Inc.	18,357	1,117,390
Potlatch Corp.	55,447	1,676,717
Resource Capital Corp.	136,467	1,741,319
Rexford Industrial Realty, Inc.	169,272	2,769,290
Sunstone Hotel Investors, Inc.	290,741	3,631,355
Terreno Realty Corp.	106,397	2,406,700
Total		32,550,628
Thrifts & Mortgage Finance 5.9%
Astoria Financial Corp.	90,060	1,427,451
Bank Mutual Corp.	164,017	1,279,333
BankFinancial Corp.	45,771	578,088
Brookline Bancorp, Inc.	149,431	1,718,456
HomeStreet, Inc.(a)	130,745	2,838,474
Radian Group, Inc.	314,780	4,214,904
Washington Federal, Inc.	158,135	3,768,357
Westfield Financial, Inc.	190,251	1,598,108
WSFS Financial Corp.	60,835	1,968,621
Total		19,391,792
Total Financials		146,969,371

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
HEALTH CARE 2.5%
Biotechnology 0.8%
Dynavax Technologies Corp.(a)	31,804	768,385
Infinity Pharmaceuticals, Inc.(a)	115,492	906,612
Keryx Biopharmaceuticals, Inc.(a)	155,560	785,578
Total		2,460,575
Health Care Equipment & Supplies 0.3%
Masimo Corp.(a)	26,034	1,080,671
Health Care Providers & Services 0.9%
Ensign Group, Inc. (The)	39,544	894,881
Owens & Minor, Inc.	53,140	1,911,977
Total		2,806,858
Pharmaceuticals 0.5%
Flex Pharma, Inc.(a)	90,857	1,131,169
Supernus Pharmaceuticals, Inc.(a)	39,422	529,832
Total		1,661,001
Total Health Care		8,009,105
INDUSTRIALS 10.7%
Building Products 1.7%
Simpson Manufacturing Co., Inc.	78,790	2,690,678
Universal Forest Products, Inc.	42,710	2,920,083
Total		5,610,761
Commercial Services & Supplies 1.0%
Unifirst Corp.	30,643	3,193,000
Electrical Equipment 0.9%
EnerSys	32,088	1,794,682
General Cable Corp.	85,658	1,150,387
Total		2,945,069
Machinery 5.7%
Albany International Corp., Class A	64,175	2,345,596
Altra Industrial Motion Corp.	73,717	1,848,822
Dynamic Materials Corp.	155,628	1,087,840
EnPro Industries, Inc.	26,606	1,166,407
Gorman-Rupp Co.	44,706	1,194,991
Hardinge, Inc.	53,970	503,000
Kadant, Inc.	26,277	1,067,109
LB Foster Co., Class A	47,100	643,386
Lydall, Inc.(a)	46,268	1,641,589
Mueller Industries, Inc.	104,538	2,832,980

Common Stocks (continued)

Issuer	Shares	Value ($)
Standex International Corp.	25,940	2,156,911
Twin Disc, Inc.	39,815	418,854
Wabash National Corp.(a)	139,790	1,653,716
Total		18,561,201
Professional Services 0.4%
TrueBlue, Inc.(a)	44,793	1,153,868
Road & Rail 0.8%
Landstar System, Inc.	12,624	740,398
Werner Enterprises, Inc.	86,598	2,025,527
Total		2,765,925
Trading Companies & Distributors 0.2%
Houston Wire & Cable Co.	129,006	681,152
Total Industrials		34,910,976
INFORMATION TECHNOLOGY 14.6%
Communications Equipment 2.2%
Alliance Fiber Optic Products, Inc.	98,602	1,494,806
Comtech Telecommunications Corp.	40,276	809,145
Digi International, Inc.(a)	102,990	1,172,026
Plantronics, Inc.	45,080	2,137,694
Polycom, Inc.(a)	122,460	1,541,772
Total		7,155,443
Electronic Equipment, Instruments & Components 3.4%
AVX Corp.	164,032	1,991,348
ePlus, Inc.(a)	12,601	1,175,169
GSI Group, Inc.(a)	80,855	1,101,245
MTS Systems Corp.	24,879	1,577,577
OSI Systems, Inc.(a)	34,610	3,068,523
Vishay Intertechnology, Inc.	166,290	2,003,795
Total		10,917,657
Internet Software & Services 1.6%
j2 Global, Inc.	24,686	2,032,151
RetailMeNot, Inc.(a)	97,290	965,117
WebMD Health Corp.(a)	47,600	2,299,080
Total		5,296,348
IT Services 2.3%
Higher One Holdings, Inc.(a)	324,856	1,052,533
Lionbridge Technologies, Inc.(a)	246,407	1,209,858
Mantech International Corp., Class A	105,545	3,191,681
TeleTech Holdings, Inc.	74,160	2,069,806
Total		7,523,878

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.6%
Cypress Semiconductor Corp.	228,890	2,245,411
Entegris, Inc.(a)	156,840	2,081,267
IXYS Corp.	135,001	1,705,063
M/A-COM Technology Solutions Holdings, Inc.(a)	37,133	1,518,368
Silicon Laboratories, Inc.(a)	63,670	3,090,542
SunEdison Semiconductor Ltd.(a)	132,330	1,037,467
Total		11,678,118
Software 1.0%
Mentor Graphics Corp.	106,080	1,953,994
Silver Spring Networks, Inc.(a)	97,510	1,405,119
Total		3,359,113
Technology Hardware, Storage & Peripherals 0.5%
Stratasys Ltd.(a)	65,554	1,539,208
Total Information Technology		47,469,765
MATERIALS 3.0%
Chemicals 1.3%
Axiall Corp.	100,680	1,550,472
Flotek Industries, Inc.(a)	88,649	1,014,144
Tronox Ltd., Class A	411,003	1,607,022
Total		4,171,638
Containers & Packaging 0.2%
Greif, Inc., Class A	27,715	853,899
Metals & Mining 1.5%
Commercial Metals Co.	165,970	2,272,129
Olympic Steel, Inc.	75,634	875,842
TimkenSteel Corp.	109,660	918,951
Universal Stainless & Alloy Products, Inc.(a)	77,283	717,959
Total		4,784,881
Total Materials		9,810,418
TELECOMMUNICATION SERVICES 0.9%
Diversified Telecommunication Services 0.3%
magicJack VocalTec Ltd.(a)	93,131	880,088

Common Stocks (continued)

Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.6%
Shenandoah Telecommunications Co.	46,957	2,021,499
Total Telecommunication Services		2,901,587
UTILITIES 3.7%
Electric Utilities 2.3%
IDACORP, Inc.	43,660	2,968,880
MGE Energy, Inc.	27,640	1,282,496
Portland General Electric Co.	90,585	3,294,577
Total		7,545,953
Gas Utilities 1.0%
Southwest Gas Corp.	56,771	3,131,488
Multi-Utilities 0.4%
Vectren Corp.	31,235	1,324,989
Total Utilities		12,002,430
Total Common Stocks (Cost: $329,618,931)		320,157,445

Exchange-Traded Funds 0.3%

	Shares	Value ($)
iShares Russell 2000 Value ETF	11,690	1,075,597
Total Exchange-Traded Funds (Cost: $1,132,550)		1,075,597

Money Market Funds 2.7%

Columbia Short-Term Cash Fund, 0.284%(b)(c)	8,915,326	8,915,326
Total Money Market Funds (Cost: $8,915,326)		8,915,326
Total Investments (Cost: $339,666,807)		330,148,368
Other Assets & Liabilities, Net		(3,918,846)
Net Assets		326,229,522

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	8,307,503	112,694,498	(112,086,675)	8,915,326	9,662	8,915,326

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	31,928,850	—	—	31,928,850
Consumer Staples	8,119,651	—	—	8,119,651
Energy	18,035,292	—	—	18,035,292
Financials	146,969,371	—	—	146,969,371
Health Care	8,009,105	—	—	8,009,105
Industrials	34,910,976	—	—	34,910,976
Information Technology	47,469,765	—	—	47,469,765
Materials	9,810,418	—	—	9,810,418
Telecommunication Services	2,901,587	—	—	2,901,587
Utilities	12,002,430	—	—	12,002,430
Total Common Stocks	320,157,445	—	—	320,157,445
Exchange-Traded Funds	1,075,597	—	—	1,075,597
Money Market Funds	—	8,915,326	—	8,915,326
Total Investments	321,233,042	8,915,326	—	330,148,368

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	8,307,503	8,307,503	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $330,751,481)	$321,233,042
Affiliated issuers (identified cost $8,915,326)	8,915,326
Total investments (identified cost $339,666,807)	330,148,368
Receivable for:
Investments sold	877,954
Capital shares sold	915,481
Dividends	922,536
Foreign tax reclaims	105
Expense reimbursement due from Investment Manager	3,904
Prepaid expenses	2,154
Trustees' deferred compensation plan	48,868
Total assets	332,919,370
Liabilities
Payable for:
Investments purchased	6,207,163
Capital shares purchased	55,564
Investment management fees	222,990
Distribution and/or service fees	69,263
Transfer agent fees	16,936
Administration fees	22,582
Compensation of board members	53
Chief compliance officer expenses	43
Other expenses	46,386
Trustees' deferred compensation plan	48,868
Total liabilities	6,689,848
Net assets applicable to outstanding capital stock	$326,229,522
Represented by
Paid-in capital	$300,844,825
Undistributed net investment income	1,356,882
Accumulated net realized gain	33,546,274
Unrealized appreciation (depreciation) on:
Investments	(9,518,439)
Foreign currency translations	(20)
Total — representing net assets applicable to outstanding capital stock	$326,229,522

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

Class 1
Net assets	$6,045,319
Shares outstanding	377,366
Net asset value per share	$16.02
Class 2
Net assets	$320,184,203
Shares outstanding	20,089,558
Net asset value per share	$15.94

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$5,367,253
Dividends — affiliated issuers	9,662
Total income	5,376,915
Expenses:
Investment management fees	2,840,293
Distribution and/or service fees
Class 2	881,711
Transfer agent fees
Class 1	4,108
Class 2	211,606
Administration fees	287,628
Compensation of board members	22,008
Custodian fees	30,285
Printing and postage fees	72,191
Audit fees	21,580
Legal fees	12,911
Chief compliance officer expenses	175
Other	9,328
Total expenses	4,393,824
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(167,795)
Total net expenses	4,226,029
Net investment income	1,150,886
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	34,035,634
Foreign currency translations	(152)
Net realized gain	34,035,482
Net change in unrealized appreciation (depreciation) on:
Investments	(56,973,788)
Foreign currency translations	51
Net change in unrealized depreciation	(56,973,737)
Net realized and unrealized loss	(22,938,255)
Net decrease in net assets from operations	$(21,787,369)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$1,150,886	$2,280,755
Net realized gain	34,035,482	23,351,454
Net change in unrealized depreciation	(56,973,737)	(14,069,827)
Net increase (decrease) in net assets resulting from operations	(21,787,369)	11,562,382
Distributions to shareholders
Net investment income
Class 1	(54,657)	(45,378)
Class 2	(1,997,714)	(1,724,448)
Net realized gains
Class 1	(447,373)	(935,207)
Class 2	(23,054,939)	(45,444,408)
Total distributions to shareholders	(25,554,683)	(48,149,441)
Increase (decrease) in net assets from capital stock activity	(2,465,863)	24,581,988
Total decrease in net assets	(49,807,915)	(12,005,071)
Net assets at beginning of year	376,037,437	388,042,508
Net assets at end of year	$326,229,522	$376,037,437
Undistributed net investment income	$1,356,882	$2,266,505

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	33,534	579,664	46,889	912,354
Distributions reinvested	29,549	502,030	54,236	980,585
Redemptions	(80,443)	(1,417,603)	(101,523)	(1,972,268)
Net decrease	(17,360)	(335,909)	(398)	(79,329)
Class 2 shares
Subscriptions	1,157,841	20,033,756	1,378,827	26,269,106
Distributions reinvested	1,480,653	25,052,653	2,619,037	47,168,855
Redemptions	(2,665,425)	(47,216,363)	(2,514,241)	(48,776,644)
Net increase (decrease)	(26,931)	(2,129,954)	1,483,623	24,661,317
Total net increase (decrease)	(44,291)	(2,465,863)	1,483,225	24,581,988

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$18.42	$20.46	$15.41		$14.59	$17.53
Income from investment operations:
Net investment income	0.10	0.16	0.11		0.16	0.12
Net realized and unrealized gain (loss)	(1.15)	0.46	5.14		1.44	(1.04)
Total from investment operations	(1.05)	0.62	5.25		1.60	(0.92)
Less distributions to shareholders:
Net investment income	(0.15)	(0.12)	(0.20)		(0.07)	(0.17)
Net realized gains	(1.20)	(2.54)	—		(0.71)	(1.85)
Total distributions to shareholders	(1.35)	(2.66)	(0.20)		(0.78)	(2.02)
Net asset value, end of period	$16.02	$18.42	$20.46		$15.41	$14.59
Total return	(6.12%)	3.28%	34.22%		11.40%	(5.96%)
Ratios to average net assets(a)
Total gross expenses	0.98%	0.98%	0.98	%(b)	1.00%	0.98	%(b)
Total net expenses(c)	0.93%	0.88%	0.88	%(b)	0.88%	0.90	%(b)
Net investment income	0.56%	0.81%	0.63%		1.06%	0.76%
Supplemental data
Net assets, end of period (in thousands)	$6,045	$7,270	$8,084		$20,532	$25,058
Portfolio turnover	64%	51%	58%		49%	32%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$18.33	$20.39	$15.36		$14.54	$17.49
Income from investment operations:
Net investment income	0.06	0.12	0.09		0.14	0.10
Net realized and unrealized gain (loss)	(1.14)	0.46	5.12		1.43	(1.04)
Total from investment operations	(1.08)	0.58	5.21		1.57	(0.94)
Less distributions to shareholders:
Net investment income	(0.11)	(0.10)	(0.18)		(0.04)	(0.16)
Net realized gains	(1.20)	(2.54)	—		(0.71)	(1.85)
Total distributions to shareholders	(1.31)	(2.64)	(0.18)		(0.75)	(2.01)
Net asset value, end of period	$15.94	$18.33	$20.39		$15.36	$14.54
Total return	(6.32%)	3.05%	34.04%		11.25%	(6.13%)
Ratios to average net assets(a)
Total gross expenses	1.23%	1.23%	1.23	%(b)	1.25%	1.23	%(b)
Total net expenses(c)	1.18%	1.10%	1.03	%(b)	1.03%	1.05	%(b)
Net investment income	0.32%	0.60%	0.51%		0.93%	0.61%
Supplemental data
Net assets, end of period (in thousands)	$320,184	$368,768	$379,959		$298,663	$266,172
Portfolio turnover	64%	51%	58%		49%	32%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of

Annual Report 2015
20

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies

(BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2015
21

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.79% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliated Funds

For the year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale

Annual Report 2015
22

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $238,370 and $0, respectively.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 1	0.93%	0.93%
Class 2	1.18	1.18

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(8,138)
Accumulated net realized gain	8,138

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$2,978,434	$20,132,781
Long-term capital gains	22,576,249	28,016,660
Total	$25,554,683	$48,149,441

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,402,030
Undistributed long-term capital gains	33,896,313
Net unrealized depreciation	(9,868,478)

Annual Report 2015
23

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

At December 31, 2015, the cost of investments for federal income tax purposes was $340,016,846 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$35,318,098
Unrealized depreciation	(45,186,576)
Net unrealized depreciation	(9,868,478)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $223,112,733 and $244,626,575, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, three unaffiliated shareholders of record owned 94.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are

Annual Report 2015
24

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the

Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
25

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Small Cap Value Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

Annual Report 2015
26

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations:

Dividends Received Deduction	100.00%
Capital Gain Dividend	$35,677,009

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
27

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2015
28

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2015
29

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
30

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
31

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
32

COLUMBIA VARIABLE PORTFOLIO — SMALL CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
33

Columbia Variable Portfolio — Small Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

C-1501 F (2/16)

ANNUAL REPORT

December 31, 2015

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	17
Consolidated Statement of Operations	19
Consolidated Statement of Changes in Net Assets	20
Consolidated Financial Highlights	22
Notes to Consolidated Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Variable Portfolio — AQR Managed Futures Strategy Fund (the Fund) Class 2 shares returned -0.09% for the 12-month period that ended December 31, 2015.

■  The Fund slightly underperformed its benchmark, the Citi Three-Month U.S. Treasury Bill Index, which returned 0.03% over the same period.

■  During 2015, commodities were the best performing asset class, followed by currencies. Equities and fixed income detracted from results. Long-term trend-following signals contributed more than short-term trend-following signals, which detracted. Overextended signals were flat.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	Life
Class 1	04/30/12	0.19	6.39
Class 2	04/30/12	-0.09	6.12
Citi Three-Month U.S. Treasury Bill Index		0.03	0.05

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — AQR Managed Futures Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

AQR Capital Management, LLC

Clifford Asness, Ph.D.

John Liew, Ph.D.

Brian Hurst

Yao Hua Ooi

Ari Levine, M.S.

Portfolio Holdings (%) (at December 31, 2015)
Money Market Funds	64.6
Treasury Bills	28.3
Other Assets & Liabilities	7.1
Total	100.0

Percentages indicated are based upon net assets. At year end, the Fund held investments in money market funds (including an affiliated fund) and U.S. Government obligations, which have been segregated to cover obligations relating to the Fund's investments in open futures contracts which provide exposure to the commodities market. For a description of the Fund's investment in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

At December 31, 2015, approximately 92.2% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period ended December 31, 2015, the Fund's Class 2 shares returned -0.09%. The Fund underperformed its benchmark, the Citi Three-Month U.S. Treasury Bill Index, which returned 0.03%. During 2015, commodities were the best performing asset class, followed by currencies. Equities and fixed income detracted from results. Long-term trend-following signals contributed more than short-term trend-following signals, which detracted. Overextended signals were flat.

Fund Strategy

The Fund pursues an actively managed futures strategy, investing in a diverse portfolio of futures and forward contracts across equity, fixed-income, currency and commodity markets. The Fund uses both short- and long-term trend signals in an effort to profit from different types of trends that occur in these markets. Trend following can be described simply as going long in markets that have been rising in price and going short in markets that have been falling in price. In addition to trend-following signals, we incorporate signals that seek to identify overextended trends to help us reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

Market Themes

Falling commodity prices were the main economic factor driving the Fund's return in 2015. Commodity prices fell as slowing growth in emerging markets, particularly China, weakened demand, while strong global production kept supply high. In addition, the U.S. dollar strengthened, mainly as a result of anticipated Federal Reserve (Fed) rate hikes, which also bolstered Fund results. Uncertainty around global growth and the timing and content of central bank policies outside the United States were additional factors that affected the Fund. These were sometimes associated with reversals across equity, currency and fixed-income markets, which drove their underperformance relative to commodities.

Significant Performance Factors

Commodities were the best performing asset class in the Fund in 2015. Driven by bearish trends throughout the year, energy, softs (commodities that are grown rather than mined) — with the exception of grains — and base metals contributed to gains, while grains and precious metals detracted. The three most significant individual contributors were trend following in gas oil (used to fuel diesel cars and trucks), Brent oil (the international oil standard) and heating oil. Trend following in the Swiss

Annual Report 2015
4

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

market index, corn and wheat were the largest individual detractors for the year.

The Fund also benefited from overextended signals, which helped navigate several periods of reversals during the year, particularly in February and August. Long-term signals remained consistently short throughout the year while overextended signals reduced overall short positioning, particularly prior to large reversals, and were additive to returns. Short-term signals detracted slightly due to the several short-lived reversals during the year.

Currencies also made a positive contribution to performance. Although currency diversification was generally a detractor, with trend following in euro and yen crosses detracting from performance (a cross is a trade between two foreign currencies that does not include the U.S. dollar), U.S. dollar trends contributed positively. Short-term signals flipped positioning several times during the year, which led to negative performance for short-term signals. Bearish trends in carry, emerging market and commodity producer currencies were positive for the Fund in the third quarter. However it gave back some of these gains in the fourth quarter's reversals of carry and certain emerging-market currencies.

Within the Fund, equities were the biggest detractor. Early year rallies gave way to large reversals in the middle of the year as concerns over China's slowing growth drove bearish sentiment. Equity markets rebounded in the fourth quarter though ended the year directionless. These several reversals and lack of direction caused trend following in equities to detract and underperform the other asset classes for the year. Short-term signals initially benefited from early year rallies although they generated their strongest gains by flipping short prior to the large sell-offs in August and September. They gave back gains in the fourth quarter, as equity markets rebounded strongly in December. Long-term signals generally maintained a longer bias in developed markets through the first three quarters of the year. They detracted from performance during the August and September sell-offs and did not recoup their losses, as the equity markets rebounded near year end. Reversals through the year caused net equity positioning to flip from long to short and back to long before being reduced by year end.

Fixed income also detracted from Fund performance, as the asset class reversed course several times during the year. Long-term signals benefited from maintaining a long bias to fixed-income assets while short-term signals were hurt after turning short early in the third quarter and during a large reversal in European fixed income early in December. Overextended signals were also positive contributors as they reduced long exposure prior to large reversals in the second quarter.

On a country level, Norway, Canada and the United Kingdom were top contributors to results, with strong trends in weakening currencies and bearish equity markets. Switzerland, the United States and Australia were the top detractors, as the unpegging of the Swiss franc led to a shock in Swiss equities early in the year.

Market Exposure Through Derivatives Investments (% of notional exposure) (at December 31, 2015)(a)
Fixed Income Derivative Contracts	414.9
Commodities Derivative Contracts	(249.9)
Equity Derivative Contracts	69.9
Foreign Currency Derivative Contracts	(334.9)
Total Notional Market Value of Derivative Contracts	(100.0)

(a) The Fund has market exposure to fixed income, equity and commodities asset classes through its investments in futures and swap contracts, and market exposure to foreign currencies through its investments in forward foreign currency exchange contracts. Futures and swap contracts and forward foreign currency exchange contracts are derivative instruments. The Fund may have long or short market exposures. Reflects notional market value of futures and swap contracts and forward foreign currency exchange contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each derivative contract are shown in the Consolidated Portfolio of Investments. At period end, the notional amount of all outstanding derivative contracts is $(35,128,275). For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the consolidated financial statements. At period end, the Fund held investments in money market funds (amounting to $194,718,840), which have been segregated to cover obligations relating to the Fund's investment in derivatives. For further information on these holdings, see the Portfolio Holdings table below and the Consolidated Portfolio of Investments.

Annual Report 2015
5

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Changes in Portfolio Positioning

Fund positioning is a function of market returns: Trend following reacts to past returns. Changes in asset allocation are a function of how attractive trends are within an asset class. In 2015 we maintained a generally short bias to commodities as these trends were sustained despite a number of short lived reversals. In fixed income, we shifted exposure several times and were nearly flat by the end of the year. In general, we had a slightly lower weight to fixed-income trends as a result of these reversals. Equity positioning went from long to short in the third quarter in response to global sell-offs. This positioning helped the fund navigate a difficult market environment. Positioning turned long but remained muted by year end, as reversals occurred in the fourth quarter. In currencies the Fund was more consistently long in the U.S. dollar, which helped, while changed positioning in the euro and yen trends throughout the year detracted. Short emerging market, carry and commodity producer currencies was beneficial in the third quarter.

Fund Achieves Exposures with Derivatives

All of the Fund's exposures are achieved using derivative instruments. We trade futures, forwards and swaps across the four major asset classes, equities, commodities, fixed income and foreign exchange. The Fund uses these instruments to gain economic exposure to the markets it wishes to trade. Given the way these derivatives work, the Fund is heavily in cash at all times and uses some percentage, usually between 10% and 20% of that cash as collateral to support its derivative positions. The portfolio's gains came from the derivatives it trades.

Annual Report 2015
6

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,011.10	1,019.11	6.13	6.16	1.21
Class 2	1,000.00	1,000.00	1,008.90	1,017.85	7.39	7.43	1.46

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
7

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Treasury Bills 28.3%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills 01/28/16	0.080%	36,323,000	36,320,782
02/04/16	0.140%	22,817,000	22,813,911
03/03/16	0.100%	2,820,000	2,819,504
03/24/16	0.170%	1,184,000	1,183,534
03/31/16	0.170%	814,500	814,156
04/07/16	0.150%	559,000	558,781
06/02/16	0.430%	20,862,000	20,824,365
Total Treasury Bills (Cost: $85,333,591)			85,335,033

Money Market Funds 64.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(a)(b)	123,856,886	123,856,886
JPMorgan Prime Money Market Fund, Agency Shares, 0.010%(a)(c)	35,861,954	35,861,954
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Shares, 0.000%(a)	35,000,000	35,000,000
Total Money Market Funds (Cost: $194,718,840)		194,718,840
Total Investments (Cost: $280,052,431)		280,053,873
Other Assets & Liabilities, Net		21,447,307
Net Assets		301,501,180

At December 31, 2015, securities and cash totaling $23,243,030 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2015

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	03/16/16	34,853,000	AUD	24,903,263	USD	—	(403,363)
Citi	03/16/16	14,738,000	BRL	3,693,266	USD	54,371	—
Citi	03/16/16	46,359,000	CAD	34,049,063	USD	538,956	—
Citi	03/16/16	17,071,000	CAD	12,235,605	USD	—	(103,985)
Citi	03/16/16	104,000	CHF	105,886	USD	1,730	—
Citi	03/16/16	77,000	CHF	76,255	USD	—	(861)
Citi	03/16/16	1,514,464,000	CLP	2,132,355	USD	12,488	—
Citi	03/16/16	23,923,000	CLP	33,388	USD	—	(98)
Citi	03/16/16	251,986,880	COP	79,266	USD	522	—
Citi	03/16/16	2,224,550,120	COP	677,041	USD	—	(18,109)
Citi	03/16/16	5,870,000	EUR	6,416,760	USD	25,798	—
Citi	03/16/16	87,442,000	EUR	93,111,076	USD	—	(2,091,396)
Citi	03/16/16	14,682,000	GBP	22,018,610	USD	371,770	—
Citi	03/16/16	318,000	HKD	41,044	USD	—	(11)
Citi	03/16/16	518,441,000	HUF	1,796,221	USD	11,798	—
Citi	03/16/16	311,922,000	HUF	1,071,047	USD	—	(2,557)
Citi	03/16/16	1,688,091,000	IDR	115,781	USD	—	(3,529)
Citi	03/16/16	3,821,000	ILS	988,181	USD	4,709	—
Citi	03/16/16	2,086,000	ILS	535,717	USD	—	(1,190)
Citi	03/16/16	58,366,112	INR	860,293	USD	—	(12,172)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
8

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Forward Foreign Currency Exchange Contracts Open at December 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	03/16/16	1,929,558,000	JPY	15,707,416	USD	—	(373,758)
Citi	03/16/16	1,602,128,000	KRW	1,379,168	USD	18,219	—
Citi	03/16/16	14,939,168,000	KRW	12,626,690	USD	—	(63,580)
Citi	03/16/16	169,136,000	MXN	9,959,356	USD	196,260	—
Citi	03/16/16	24,353,000	MXN	1,395,902	USD	—	(9,835)
Citi	03/16/16	3,543,000	MYR	836,634	USD	16,903	—
Citi	03/16/16	1,517,000	MYR	349,695	USD	—	(1,288)
Citi	03/16/16	229,122,000	NOK	26,371,411	USD	504,805	—
Citi	03/16/16	5,046,000	NZD	3,363,297	USD	—	(72,707)
Citi	03/16/16	147,527,000	PHP	3,091,544	USD	—	(30,461)
Citi	03/16/16	45,752,000	PLN	11,509,682	USD	—	(137,395)
Citi	03/16/16	83,568,000	SEK	9,777,504	USD	—	(142,871)
Citi	03/16/16	7,015,000	SGD	4,961,220	USD	25,463	—
Citi	03/16/16	2,547,000	TRY	860,121	USD	4,291	—
Citi	03/16/16	18,189,000	TRY	6,008,883	USD	—	(102,895)
Citi	03/16/16	134,934,000	TWD	4,118,931	USD	28,389	—
Citi	03/16/16	1,265,817	USD	1,758,000	AUD	10,660	—
Citi	03/16/16	12,666,824	USD	17,308,000	AUD	—	(99,553)
Citi	03/16/16	3,432,215	USD	13,321,000	BRL	—	(143,185)
Citi	03/16/16	217,520	USD	294,000	CAD	—	(5,005)
Citi	03/16/16	5,150	USD	5,250	CHF	108	—
Citi	03/16/16	73,473	USD	72,750	CHF	—	(614)
Citi	03/16/16	577,568	USD	405,176,000	CLP	—	(10,424)
Citi	03/16/16	1,700,411	USD	43,247,545	CZK	42,539	—
Citi	03/16/16	5,863,610	USD	144,334,455	CZK	—	(46,686)
Citi	03/16/16	37,411,925	USD	34,478,000	EUR	125,995	—
Citi	03/16/16	55,680,166	USD	50,613,000	EUR	—	(575,265)
Citi	03/16/16	9,710,454	USD	6,456,000	GBP	—	(191,860)
Citi	03/16/16	427,776	USD	125,874,910	HUF	5,473	—
Citi	03/16/16	1,951,671	USD	561,699,090	HUF	—	(18,359)
Citi	03/16/16	634,694	USD	8,987,851,641	IDR	540	—
Citi	03/16/16	1,742,621	USD	24,593,309,359	IDR	—	(4,440)
Citi	03/16/16	2,766,212	USD	10,583,000	ILS	—	(42,296)
Citi	03/16/16	4,637,900	USD	313,788,000	INR	52,650	—
Citi	03/16/16	54,340,853	USD	6,603,361,000	JPY	692,369	—
Citi	03/16/16	2,135,258	USD	2,475,763,000	KRW	—	(32,189)
Citi	03/16/16	1,670,820	USD	28,019,000	MXN	—	(53,470)
Citi	03/16/16	1,827,596	USD	7,729,000	MYR	—	(39,366)
Citi	03/16/16	3,988,226	USD	34,100,000	NOK	—	(138,525)
Citi	03/16/16	14,855,878	USD	22,338,000	NZD	354,875	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
9

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Forward Foreign Currency Exchange Contracts Open at December 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	03/16/16	882,767	USD	41,869,000	PHP	3,276	—
Citi	03/16/16	1,441,989	USD	5,719,000	PLN	13,895	—
Citi	03/16/16	1,601,644	USD	6,234,000	PLN	—	(14,656)
Citi	03/16/16	10,066,040	USD	85,439,000	SEK	76,442	—
Citi	03/16/16	1,255,720	USD	10,547,000	SEK	—	(3,683)
Citi	03/16/16	3,901,372	USD	5,473,000	SGD	—	(50,567)
Citi	03/16/16	4,865,299	USD	14,544,095	TRY	21,735	—
Citi	03/16/16	2,139,774	USD	6,351,905	TRY	—	(5,438)
Citi	03/16/16	1,169,294	USD	38,354,000	TWD	—	(6,588)
Citi	03/16/16	2,877,540	USD	43,644,000	ZAR	—	(92,887)
Citi	03/16/16	196,116,000	ZAR	13,399,378	USD	886,435	—
Total						4,103,464	(5,147,117)

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3MO EURO EURIBOR	119	EUR	32,389,002	06/2016	—	(17,343)
3MO EURO EURIBOR	104	EUR	28,307,768	09/2016	—	(10,861)
3MO EURO EURIBOR	129	EUR	35,109,015	12/2016	—	(4,835)
3MO EURO EURIBOR	148	EUR	40,272,068	03/2017	—	(2,340)
3MO EURO EURIBOR	154	EUR	41,887,983	06/2017	—	(6,962)
3MO EURO EURIBOR	168	EUR	45,673,160	09/2017	—	(36,149)
3MO EURO EURIBOR	102	EUR	27,713,506	12/2017	—	(20,494)
90DAY STERLING	14	GBP	2,563,339	03/2016	761	—
90DAY STERLING	128	GBP	23,412,655	06/2016	24,393	—
90DAY STERLING	64	GBP	11,690,996	09/2016	—	(7,047)
90DAY STERLING	72	GBP	13,132,469	12/2016	—	(17,955)
90DAY STERLING	71	GBP	12,931,756	03/2017	—	(25,226)
90DAY STERLING	61	GBP	11,094,645	06/2017	—	(24,812)
90DAY STERLING	34	GBP	6,177,009	09/2017	—	(16,017)
90DAY STERLING	37	GBP	6,715,221	12/2017	—	(14,281)
AMSTERDAM IDX FUT	33	EUR	3,169,191	01/2016	56,153	—
BANK ACCEPT FUTR	58	CAD	10,399,509	06/2016	—	(1,061)
BANK ACCEPT FUTR	116	CAD	20,800,065	09/2016	—	(2,667)
CAC40 10 EURO FUT	113	EUR	5,696,205	01/2016	36,157	—
CAN 10YR BOND FUT	84	CAD	8,559,052	03/2016	98,442	—
COCOA FUTURE	48	USD	1,541,280	03/2016	—	(47,958)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
10

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Futures Contracts Outstanding at December 31, 2015 (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
COCOA FUTURE — ICE	61	GBP	2,034,131	03/2016	—	(17,757)
COTTON NO.2 FUTR	27	USD	854,280	03/2016	2,623	—
DAX INDEX FUTURE	21	EUR	6,145,896	03/2016	171,455	—
DJIA MINI e-CBOT	64	USD	5,549,120	03/2016	—	(14,368)
Euro CHF 3MO ICE	14	CHF	3,521,665	06/2016	—	(7,259)
Euro CHF 3MO ICE	16	CHF	4,024,760	09/2016	—	(8,437)
Euro CHF 3MO ICE	16	CHF	4,024,361	12/2016	—	(6,578)
EURO STOXX 50	148	EUR	5,278,735	03/2016	47,748	—
FTSE/MIB IDX FUT	16	EUR	1,864,167	03/2016	17,468	—
JPN 10Y BOND (OSE)	10	JPY	12,399,850	03/2016	1,237	—
KOSPI2 INX FUT	12	KRW	1,230,395	03/2016	13,421	—
NASDAQ 100 E-MINI	152	USD	13,946,760	03/2016	105,670	—
NEW ZEALAND $ FUT	77	USD	5,243,700	03/2016	86,855	—
S&P500 EMINI FUT	57	USD	5,800,890	03/2016	29,829	—
SOYBEAN OIL FUTR	58	USD	1,070,100	03/2016	2,100	—
SUGAR #11 (WORLD)	70	USD	1,194,816	02/2016	9,070	—
TOPIX INDX FUTR	66	JPY	8,497,442	03/2016	—	(46,204)
Total			471,916,962		703,382	(356,611)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
90DAY EURO$ FUTR	(323)	USD	(80,023,250)	06/2016	14,419	—
90DAY EURO$ FUTR	(214)	USD	(52,930,225)	09/2016	7,052	—
90DAY EURO$ FUTR	(118)	USD	(29,137,150)	12/2016	—	(2,575)
90DAY EURO$ FUTR	(80)	USD	(19,724,000)	03/2017	—	(804)
90DAY EURO$ FUTR	(70)	USD	(17,232,250)	06/2017	—	(933)
90DAY EURO$ FUTR	(62)	USD	(15,243,475)	09/2017	—	(3,020)
90DAY EURO$ FUTR	(56)	USD	(13,751,500)	12/2017	—	(3,380)
AUST 10Y BOND FUT	(22)	AUD	(2,034,262)	03/2016	—	(9,002)
AUST 3YR BOND FUT	(730)	AUD	(59,295,061)	03/2016	—	(147,392)
BANK ACCEPT FUTR	(2)	CAD	(358,477)	03/2016	—	(97)
BRENT CRUDE FUTR	(137)	USD	(5,160,790)	01/2016	—	(13,825)
C$ CURRENCY FUT	(171)	USD	(12,368,430)	03/2016	412,621	—
COFFEE 'C' FUTURE	(27)	USD	(1,282,838)	03/2016	—	(51,523)
COPPER FUTURE	(55)	USD	(2,935,625)	03/2016	—	(87,866)
CORN FUTURE	(424)	USD	(7,605,500)	03/2016	174,554	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
11

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Futures Contracts Outstanding at December 31, 2015 (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO BUXL 30Y BND	(24)	EUR	(3,948,814)	03/2016	24,502	—
EURO FX CURR FUT	(218)	USD	(29,664,350)	03/2016	40,437	—
FTSE 100 IDX FUT	(14)	GBP	(1,279,193)	03/2016	—	(30,101)
FTSE/JSE TOP 40	(7)	ZAR	(209,443)	03/2016	—	(4,051)
GASOLINE RBOB FUT	(80)	USD	(4,270,560)	01/2016	—	(67,217)
GOLD 100 OZ FUTR	(132)	USD	(13,994,640)	02/2016	222,981	—
HANG SENG IDX FUT	(7)	HKD	(989,477)	01/2016	4,137	—
H-SHARES IDX FUT	(21)	HKD	(1,314,862)	01/2016	20,787	—
IBEX 35 INDX FUTR	(17)	EUR	(1,759,960)	01/2016	14,067	—
KC HRW WHEAT FUT	(51)	USD	(1,194,675)	03/2016	38,131	—
LEAN HOGS FUTURE	(96)	USD	(2,296,320)	02/2016	—	(83,477)
LME COPPER FUTURE	(58)	USD	(6,826,962)	03/2016	—	(258,892)
LME NICKEL FUTURE	(21)	USD	(1,110,564)	03/2016	—	(46,500)
LME PRI ALUM FUTR	(10)	USD	(376,938)	03/2016	—	(15,342)
LME ZINC FUTURE	(36)	USD	(1,448,100)	03/2016	—	(37,834)
Low Su Gasoil G	(143)	USD	(4,779,775)	02/2016	687,840	—
MSCI SING IX ETS	(124)	SGD	(2,829,988)	01/2016	—	(9,206)
MSCI TAIWAN INDEX	(26)	USD	(791,440)	01/2016	5,608	—
NATURAL GAS FUTR	(107)	USD	(2,500,590)	01/2016	—	(248,887)
NY Harb ULSD Fut	(99)	USD	(4,673,176)	01/2016	606,403	—
PLATINUM FUTURE	(50)	USD	(2,233,000)	04/2016	—	(56,551)
Russell 2000 Mini	(21)	USD	(2,376,150)	03/2016	—	(12,004)
S&P MID 400 EMINI	(21)	USD	(2,926,350)	03/2016	—	(11,969)
S&P/TSX 60 IX FUT	(70)	CAD	(7,698,634)	03/2016	—	(47,627)
SGX Nifty 50	(73)	USD	(1,160,408)	01/2016	—	(3,032)
SILVER FUTURE	(69)	USD	(4,762,035)	03/2016	83,973	—
SOYBEAN FUTURE	(141)	USD	(6,092,962)	03/2016	31,644	—
SOYBEAN MEAL FUTR	(31)	USD	(823,050)	03/2016	43,104	—
SPI 200 FUTURES	(25)	AUD	(2,394,235)	03/2016	—	(127,770)
US 10YR NOTE (CBT)	(261)	USD	(32,861,531)	03/2016	—	(18,092)
US 2YR NOTE (CBT)	(385)	USD	(83,635,235)	03/2016	7,431	—
US 5YR NOTE (CBT)	(193)	USD	(22,835,820)	03/2016	—	(581)
US LONG BOND (CBT)	(89)	USD	(13,683,750)	03/2016	—	(3,158)
WHEAT FUTURE (CBT)	(153)	USD	(3,595,500)	03/2016	169,524	—
WTI CRUDE FUTURE	(62)	USD	(2,296,480)	01/2016	105,769	—
Total			(594,717,800)		2,714,984	(1,402,708)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
12

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Total Return Swap Contracts on Futures at December 31, 2015

Counterparty	Reference Instrument	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Barclays	EURO-BOBL	03/2016	EUR	23,714,935	—	(171,513)
Barclays	EURO-BUND	03/2016	EUR	15,274,138	—	(185,062)
Barclays	EURO-SCHATZ	03/2016	EUR	61,803,570	—	(126,419)
Barclays	JPN 10YR BOND (OSE)	03/2016	JPY	80,599,027	104,945	—
Barclays	LONG GILT	03/2016	GBP	8,262,832	—	(47,190)
Citi	COPPER	03/2016	USD	(3,843,000)	—	(100,548)
Citi	COTTON NO.2	03/2016	USD	1,803,480	—	(31,640)
Citi	GASOLINE RBOB	01/2016	USD	(427,056)	—	(15,288)
Citi	LME PRI ALUM	03/2016	USD	(1,394,669)	—	(29,294)
Citi	PLATINUM	04/2016	USD	(1,027,180)	—	(37,874)
Citi	SOYBEAN	03/2016	USD	(3,024,875)	51,618	—
Citi	SOYBEAN MEAL (CBT)	03/2016	USD	(1,619,550)	72,500	—
Citi	WHEAT	03/2016	USD	(1,457,000)	9,475	—
Citi	WHEAT KCBT	03/2016	USD	(327,950)	25,008	—
Citi	WTI CRUDE	01/2016	USD	(1,037,120)	61,320	—
Deutsche Bank	COCOA (LIFFE)	03/2016	GBP	400,157	—	(4,971)
Deutsche Bank	COFFEE	03/2016	USD	(95,025)	—	(2,734)
Deutsche Bank	SOYBEAN MEAL (CBT)	03/2016	USD	(1,646,100)	90,012	—
Deutsche Bank	WHEAT	03/2016	USD	(517,000)	21,131	—
JPMorgan	H-SHARES INDEX	01/2016	HKD	(626,125)	9,832	—
JPMorgan	MSCI TAIWAN INDEX	01/2016	USD	(1,339,360)	8,948	—
JPMorgan	SGX CNX NIFTY ETS	01/2016	USD	(254,336)	—	(465)
JPMorgan	SWISS MKT IX	03/2016	CHF	(4,627,975)	—	(184,490)
JPMorgan	TAIEX	01/2016	TWD	(50,385)	—	(1,681)
Total					454,789	(939,169)

Notes to Consolidated Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	175,797,075	716,196,851	(768,137,040)	123,856,886	321,429	123,856,886

(c)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
13

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

COP  Colombian Peso

CZK  Czech Koruna

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS    Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  US Dollar

ZAR  South African Rand

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
14

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
15

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Treasury Bills	85,335,033	—	—	85,335,033
Money Market Funds	70,861,954	123,856,886	—	194,718,840
Total Investments	156,196,987	123,856,886	—	280,053,873
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	4,103,464	—	4,103,464
Futures Contracts	3,418,366	—	—	3,418,366
Total Return Swap Contracts on Futures	—	454,789	—	454,789
Liabilities
Forward Foreign Currency Exchange Contracts	—	(5,147,117)	—	(5,147,117)
Futures Contracts	(1,759,319)	—	—	(1,759,319)
Total Return Swap Contracts on Futures	—	(939,169)	—	(939,169)
Total	157,856,034	122,328,853	—	280,184,887

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	175,797,075	175,797,075	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
16

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $156,195,545)	$156,196,987
Affiliated issuers (identified cost $123,856,886)	123,856,886
Total investments (identified cost $280,052,431)	280,053,873
Cash	10,734
Foreign currency (identified cost $239,036)	238,539
Cash collateral held at broker	7,230,000
Margin deposits	15,151,076
Unrealized appreciation on forward foreign currency exchange contracts	4,103,464
Unrealized appreciation on swap contracts	454,789
Receivable for:
Investments sold	376,080
Capital shares sold	922,244
Dividends	38,139
Variation margin	663,816
Prepaid expenses	2,147
Trustees' deferred compensation plan	13,666
Total assets	309,258,567
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	5,147,117
Unrealized depreciation on swap contracts	939,169
Payable for:
Investments purchased	384,451
Capital shares purchased	493
Variation margin	1,216,981
Investment management fees	8,410
Distribution and/or service fees	154
Transfer agent fees	495
Administration fees	660
Compensation of board members	139
Chief compliance officer expenses	38
Other expenses	45,614
Trustees' deferred compensation plan	13,666
Total liabilities	7,757,387
Net assets applicable to outstanding capital stock	$301,501,180

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
17

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

Represented by
Paid-in capital	$319,981,834
Excess of distributions over net investment income	(34,844,752)
Accumulated net realized gain	16,224,690
Unrealized appreciation (depreciation) on:
Investments	1,442
Foreign currency translations	6,952
Forward foreign currency exchange contracts	(1,043,653)
Futures contracts	1,659,047
Swap contracts	(484,380)
Total — representing net assets applicable to outstanding capital stock	$301,501,180
Class 1
Net assets	$278,128,495
Shares outstanding	30,535,754
Net asset value per share	$9.11
Class 2
Net assets	$23,372,685
Shares outstanding	2,570,471
Net asset value per share	$9.09

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
18

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — affiliated issuers	$321,429
Interest	74,927
Total income	396,356
Expenses:
Investment management fees	3,713,262
Distribution and/or service fees
Class 2	42,558
Transfer agent fees
Class 1	208,213
Class 2	10,214
Administration fees	291,236
Compensation of board members	22,340
Custodian fees	29,968
Printing and postage fees	29,740
Audit fees	30,710
Legal fees	13,601
Chief compliance officer expenses	179
Other	16,308
Total expenses	4,408,329
Net investment loss	(4,011,973)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Foreign currency translations	520,226
Forward foreign currency exchange contracts	5,800,871
Futures contracts	24,251,850
Swap contracts	(1,900,516)
Net realized gain	28,672,431
Net change in unrealized appreciation (depreciation) on:
Investments	(1,816)
Foreign currency translations	292,306
Forward foreign currency exchange contracts	(4,853,833)
Futures contracts	(10,687,751)
Swap contracts	(5,319,874)
Net change in unrealized depreciation	(20,570,968)
Net realized and unrealized gain	8,101,463
Net increase in net assets resulting from operations	$4,089,490

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
19

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment loss	$(4,011,973)	$(4,455,604)
Net realized gain	28,672,431	43,150,165
Net change in unrealized depreciation	(20,570,968)	(992,291)
Net increase in net assets resulting from operations	4,089,490	37,702,270
Distributions to shareholders
Net investment income
Class 1	(49,859,467)	(6,665,017)
Class 2	(2,849,028)	(114,198)
Net realized gains
Class 1	—	(26,217,119)
Class 2	—	(521,883)
Total distributions to shareholders	(52,708,495)	(33,518,217)
Decrease in net assets from capital stock activity	(71,083,830)	(40,266,139)
Total decrease in net assets	(119,702,835)	(36,082,086)
Net assets at beginning of year	421,204,015	457,286,101
Net assets at end of year	$301,501,180	$421,204,015
Undistributed (excess of distributions over) net investment income	$(34,844,752)	$3,331,262
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
20

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	549,510	6,083,704	3,742	37,098
Distributions reinvested	5,491,131	49,859,467	3,486,971	32,882,136
Redemptions	(12,783,439)	(142,027,181)	(7,796,190)	(77,340,533)
Net decrease	(6,742,798)	(86,084,010)	(4,305,477)	(44,421,299)
Class 2 shares
Subscriptions	1,261,607	12,761,983	420,618	4,213,426
Distributions reinvested	313,770	2,849,028	67,453	636,081
Redemptions	(62,006)	(610,831)	(68,397)	(694,347)
Net increase	1,513,371	15,000,180	419,674	4,155,160
Total net decrease	(5,229,427)	(71,083,830)	(3,885,803)	(40,266,139)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
21

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.99	$10.83	$10.43	$10.00
Income from investment operations:
Net investment loss	(0.11)	(0.11)	(0.10)	(0.06)
Net realized and unrealized gain	0.12	1.09	1.00	0.49
Increase from payment by affiliate	—	—	—	0.00	(b)
Total from investment operations	0.01	0.98	0.90	0.43
Less distributions to shareholders:
Net investment income	(1.89)	(0.16)	(0.42)	—
Net realized gains	—	(0.66)	(0.08)	—
Total distributions to shareholders	(1.89)	(0.82)	(0.50)	—
Net asset value, end of period	$9.11	$10.99	$10.83	$10.43
Total return	0.19%	10.34%	8.86%	4.30	%(c)
Ratios to average net assets(d)
Total gross expenses	1.20%	1.19%	1.19%	1.20	%(e)
Total net expenses(f)	1.20%	1.13%	1.03%	1.09	%(e)
Net investment loss	(1.09%)	(1.06%)	(0.94%)	(0.95	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$278,128	$409,606	$450,391	$375,642
Portfolio turnover	0%	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
22

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.97	$10.82	$10.41	$10.00
Income from investment operations:
Net investment loss	(0.13)	(0.13)	(0.12)	(0.08)
Net realized and unrealized gain	0.12	1.08	1.00	0.49
Total from investment operations	(0.01)	0.95	0.88	0.41
Less distributions to shareholders:
Net investment income	(1.87)	(0.14)	(0.39)	—
Net realized gains	—	(0.66)	(0.08)	—
Total distributions to shareholders	(1.87)	(0.80)	(0.47)	—
Net asset value, end of period	$9.09	$10.97	$10.82	$10.41
Total return	(0.09%)	10.00%	8.71%	4.10%
Ratios to average net assets(b)
Total gross expenses	1.46%	1.44%	1.46%	1.44	%(c)
Total net expenses(d)	1.46%	1.39%	1.25%	1.34	%(c)
Net investment loss	(1.34%)	(1.32%)	(1.17%)	(1.17	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$23,373	$11,598	$6,895	$3
Portfolio turnover	0%	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Variable Portfolio — AQR Managed Futures Strategy Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

VPMF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.

At December 31, 2015, the Subsidiary financial statement information is as follows:

% of consolidated fund net assets	22.86%
Net assets	$68,924,001
Net investment income (loss)	$(842,702)
Net realized gain (loss)	$20,596,963
Net change in unrealized appreciation (depreciation)	$(7,950,160)

The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate,

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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Consolidated Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the New York Stock Exchange on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses)

arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced

Annual Report 2015
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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage exposure to movements in interest rates, to manage exposure to the securities market and to gain commodity and currency exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain synthetic exposure to bond, commodity and equity index futures. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security,

Annual Report 2015
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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	522,500	*
Equity risk	Net assets — unrealized appreciation on swap contracts	18,780	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	4,103,464
Foreign exchange risk	Net assets — unrealized appreciation on futures contracts	539,913	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	178,237	*
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	2,177,716	*
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	436,009
Total		7,976,619
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	306,332	*
Equity risk	Net assets — unrealized depreciation on swap contracts	186,636	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	5,147,117
Interest rate risk	Net assets — unrealized depreciation on futures contracts	419,358	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	530,184	*
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	1,033,629	*
Commodity-related investment risk	Net assets — Unrealized depreciation on swap contracts	222,349
Total		7,845,605

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

Annual Report 2015
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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	21,716,834	(2,991,345)	18,725,489
Equity risk	—	(458,562)	(3,937,483)	(4,396,045)
Foreign exchange risk	5,800,871	287,136	—	6,088,007
Interest rate risk	—	2,706,442	5,028,312	7,734,754
Total	5,800,871	24,251,850	(1,900,516)	28,152,205
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	(6,211,957)	(1,696,055)	(7,908,012)
Equity risk	—	(1,468,652)	(462,070)	(1,930,722)
Foreign exchange risk	(4,853,833)	539,913	—	(4,313,920)
Interest rate risk	—	(3,547,055)	(3,161,749)	(6,708,804)
Total	(4,853,833)	(10,687,751)	(5,319,874)	(20,861,458)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31 , 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	1,135,567,284
Futures contracts — Short	301,583,408
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	4,235,439	(3,835,373)
Total return swap contracts	1,713,114	(1,766,647)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Annual Report 2015
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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2015:

	Barclays ($)	Citi ($)(d)	Citi ($)(d)	Deutsche Bank ($)	JPMorgan ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	4,103,464	—	—	—	4,103,464
OTC total return swap contracts on futures(a)	104,945	—	219,921	111,143	18,780	454,789
Total Assets	104,945	4,103,464	219,921	111,143	18,780	4,558,253
Liabilities
Forward foreign currency exchange contracts	—	5,147,117	—	—	—	5,147,117
OTC total return swap contracts on futures(a)	530,184	—	214,644	7,705	186,636	939,169
Total Liabilities	530,184	5,147,117	214,644	7,705	186,636	6,086,286
Total Financial and Derivative Net Assets	(425,239)	(1,043,653)	5,277	103,438	(167,856)	(1,528,033)
Total collateral received (pledged)(b)	(425,239)	(1,043,653)	—	—	(167,856)	(1,636,748)
Net Amount(c)	—	—	5,277	103,438	—	108,715

(a) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(b) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(c) Represents the net amount due from/(to) counterparties in the event of default.

(d) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.02% to 0.90% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 1.02% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with AQR Capital Management, LLC (AQR) to serve as the subadviser to the Fund. The Investment Manager compensates AQR to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Annual Report 2015
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VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	1.78%	1.74%	2.26%
Class 2	2.03	1.99	2.51

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, foreign currency transactions, derivative investments and investments in a commodity subsidiary. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$18,544,454
Accumulated net realized gain	(12,990,197)
Paid-in capital	(5,554,257)

Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$52,708,495	$21,909,903
Long-term capital gains	—	11,608,314
Total	$52,708,495	$33,518,217

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2015
32

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$17,029,435
Capital loss carryforwards	(22,605,692)
Net unrealized depreciation	(10,959,180)

At December 31, 2015, the cost of investments for federal income tax purposes was $298,936,887 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$118,927
Unrealized depreciation	(11,078,107)
Net unrealized depreciation	$(10,959,180)

The following capital loss carryforwards, determined at December 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	13,624,222
No expiration — long-term	8,981,470
Total	22,605,692

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2015, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Annual Report 2015
33

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

Commodity-related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange

Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
34

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — AQR Managed Futures Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — AQR Managed Futures Strategy Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 22, 2016

Annual Report 2015
35

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations:

Dividends Received Deduction	1.99%

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2015
36

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2015
37

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None

Annual Report 2015
38

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
39

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
40

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Annual Report 2015
44

VARIABLE PORTFOLIO — AQR MANAGED FUTURES STRATEGY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2015
45

Variable Portfolio — AQR Managed Futures Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

C-1538 E (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO —
SMALL COMPANY GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Income Tax Information	27
Trustees and Officers	28
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Small Company Growth Fund (the Fund) Class 2 shares returned 3.56% for the 12-month period that ended December 31, 2015.

■  The Fund outperformed its benchmark, the Russell 2000 Growth Index, which returned -1.38% for the same time period.

■  Fund performance was largely driven by stock selection, as we typically maintain sector weights close to those of the benchmark. Consumer discretionary and energy were strong contributors to the Fund's results.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	3.83	8.03	6.00
Class 2	06/01/00	3.56	7.74	5.74
Russell 2000 Growth Index		-1.38	10.67	7.95

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Small Company Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Daniel Cole, CFA

Wayne Collette, CFA

Lawrence Lin, CFA

Rahul Narang

Top Ten Holdings (%) (at December 31, 2015)
Align Technology, Inc.	2.3
Euronet Worldwide, Inc.	2.2
Sovran Self Storage, Inc.	2.1
PTC, Inc.	2.0
Six Flags Entertainment Corp.	1.9
Smith & Wesson Holding Corp.	1.5
Allegiant Travel Co.	1.4
Littelfuse, Inc.	1.4
CoreLogic, Inc.	1.4
Guidewire Software, Inc.	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	96.6
Limited Partnerships	0.6
Money Market Funds	2.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned 3.56%. The Fund outperformed its benchmark, the Russell 2000 Growth Index, which returned -1.38% for the same period. Fund performance was largely driven by stock selection, as we typically maintain sector weights close to those of the benchmark. Consumer discretionary and energy were strong contributors to the Fund's results. Stock selection in the information technology and industrials services detracted somewhat from relative returns.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks, and the seven-year expansion remained intact. The labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales, and solid holiday spending cheered retailers. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets as most foreign stock markets ended the year in the red.

In December, the Federal Reserve (Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The move was well received by the stock market, which had plenty of notice that it was coming after several delays and the slow-walking of the policy shift by Fed chair Janet Yellen.

Contributors and Detractors

Stock selection in the consumer discretionary sector was especially strong, followed by energy. Within consumer discretionary, Skechers U.S.A., Smith & Wesson and Six Flags Entertainment were top contributors. Skechers U.S.A. reported better-than-expected results across working, walking and athletic shoe categories. The company is now the number two U.S. athletic brand and has gained market share globally due to its strong product innovation and value offering. Smith & Wesson is a leader in design and manufacturing of firearms and accessories. The

Annual Report 2015
4

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

company's leading market share and strong execution has the potential to allow for solid organic sales growth and margin expansion. Six Flags Entertainment, which owns and operates amusement parks mostly in the United States, reported results that came in ahead of consensus expectations. We believe that higher ticket prices, more season pass sales, increased attendance, in-park spending and an international expansion plan have the potential to fuel future growth, which we believe is not yet fully priced into the stock. Overweights in Skechers U.S.A. and Smith & Wesson relative to the benchmark amplified the impact of their gains on relative results. Six Flags Entertainment is not in included in the benchmark.

Energy is a small position in the Fund and the benchmark. Even though the energy sector overall was a weak performer, the Fund's energy holdings outperformed the benchmark by a solid margin. Positions in Diamondback Energy, Green Plains and Forum Energy Technologies contributed modestly to returns. All three positions were eliminated from the Fund.

Stock selection in the information technology and telecommunications services sectors detracted somewhat from Fund results. Constant Contact, in the information technology sector, was a disappointment. The company, which provides online marketing tools for small businesses and organizations, reported increased customer attrition, reduced partner contributions and weakened conversion rates, which helped drive a revenue shortfall and a downward revision to earnings guidance. We sold the stock. Barracuda Networks, the maker of storage and security products for cloud-related computing platforms, lost ground. The company delivered mixed results in the quarter and slashed its revenue outlook for the second half of fiscal 2016. The Fund had only one telecommunications services holding during the period, Cogent Communications, but it was a drag on performance and the position was sold. In the industrials sector, an overweight in Swift Transportation hampered relative results. With zero fleet growth and lowered pricing expectations, earnings estimates for Swift, the largest truckload carrier in North America, came in below estimates, and we sold the stock.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	20.4
Consumer Staples	2.2
Energy	1.9
Financials	8.5
Health Care	27.9
Industrials	10.1
Information Technology	24.5
Materials	4.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015
5

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	919.10	1,020.37	4.64	4.89	0.96
Class 2	1,000.00	1,000.00	917.80	1,019.11	5.85	6.16	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 97.7%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 20.1%
Hotels, Restaurants & Leisure 10.0%
Bojangles', Inc.(a)	5,442	86,365
Diamond Resorts International, Inc.(a)	7,717	196,861
Domino's Pizza, Inc.	1,912	212,710
Fogo De Chao, Inc.(a)	10,008	151,721
Habit Restaurants, Inc. (The), Class A(a)	13,845	319,266
Marriott Vacations Worldwide Corp.	5,439	309,751
Papa John's International, Inc.	4,261	238,062
Planet Fitness, Inc., Class A(a)	9,574	149,642
Six Flags Entertainment Corp.	9,422	517,645
Sonic Corp.	6,472	209,110
Texas Roadhouse, Inc.	6,021	215,371
Wingstop, Inc.(a)	4,829	110,149
Zoe's Kitchen, Inc.(a)	3,181	89,004
Total		2,805,657
Household Durables 1.7%
Helen of Troy Ltd.(a)	1,474	138,924
TopBuild Corp.(a)	11,267	346,686
Total		485,610
Internet & Catalog Retail 0.9%
Liberty TripAdvisor Holdings, Inc., Class A(a)	8,082	245,208
Leisure Products 1.5%
Smith & Wesson Holding Corp.(a)	18,776	412,696
Media 0.6%
IMAX Corp.(a)	4,238	150,619
Multiline Retail 0.7%
Burlington Stores, Inc.(a)	4,586	196,739
Specialty Retail 2.9%
Lithia Motors, Inc., Class A	2,353	250,994
Sportsman's Warehouse Holdings, Inc.(a)	19,883	256,491
Tile Shop Holdings, Inc.(a)	19,020	311,928
Total		819,413
Textiles, Apparel & Luxury Goods 1.8%
G-III Apparel Group Ltd.(a)	3,122	138,180
Skechers U.S.A., Inc., Class A(a)	12,023	363,215
Total		501,395
Total Consumer Discretionary		5,617,337

Common Stocks (continued)

Issuer	Shares	Value ($)
CONSUMER STAPLES 2.1%
Food & Staples Retailing 2.1%
Smart & Final Stores, Inc.(a)	16,690	303,925
Sprouts Farmers Market, Inc.(a)	10,980	291,958
Total		595,883
Total Consumer Staples		595,883
ENERGY 1.4%
Energy Equipment & Services 0.6%
US Silica Holdings, Inc.	7,951	148,922
Oil, Gas & Consumable Fuels 0.8%
Matador Resources Co.(a)	11,399	225,359
Total Energy		374,281
FINANCIALS 8.4%
Banks 1.4%
Webster Financial Corp.	7,245	269,442
Western Alliance Bancorp(a)	3,175	113,855
Total		383,297
Diversified Financial Services 1.0%
MarketAxess Holdings, Inc.	2,517	280,872
Real Estate Investment Trusts (REITs) 3.6%
CyrusOne, Inc.	4,528	169,574
Sovran Self Storage, Inc.	5,406	580,118
STORE Capital Corp.	11,241	260,791
Total		1,010,483
Thrifts & Mortgage Finance 2.4%
BofI Holding, Inc.(a)	17,253	363,175
Radian Group, Inc.	21,912	293,402
Total		656,577
Total Financials		2,331,229
HEALTH CARE 27.4%
Biotechnology 9.4%
ACADIA Pharmaceuticals, Inc.(a)	3,307	117,895
Alder Biopharmaceuticals, Inc.(a)	2,413	79,701
AMAG Pharmaceuticals, Inc.(a)	3,892	117,499
Anacor Pharmaceuticals, Inc.(a)	1,929	217,919
ARIAD Pharmaceuticals, Inc.(a)	6,213	38,831
Arrowhead Research Corp.(a)	7,745	47,632
Bluebird Bio, Inc.(a)	1,536	98,642

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Celldex Therapeutics, Inc.(a)	6,267	98,267
Curis, Inc.(a)	22,764	66,243
Dynavax Technologies Corp.(a)	4,658	112,537
Exelixis, Inc.(a)	7,830	44,161
Infinity Pharmaceuticals, Inc.(a)	7,330	57,541
Insmed, Inc.(a)	2,654	48,170
Insys Therapeutics, Inc.(a)	2,898	82,970
Keryx Biopharmaceuticals, Inc.(a)	23,502	118,685
Neurocrine Biosciences, Inc.(a)	3,521	199,183
NewLink Genetics Corp.(a)	2,140	77,875
Novavax, Inc.(a)	24,338	204,196
Portola Pharmaceuticals, Inc.(a)	1,519	78,153
PTC Therapeutics, Inc.(a)	741	24,008
Spark Therapeutics, Inc.(a)	2,353	106,614
TESARO, Inc.(a)	2,345	122,690
Tokai Pharmaceuticals, Inc.(a)	7,293	63,595
Ultragenyx Pharmaceutical, Inc.(a)	3,025	339,345
vTv Therapeutics, Inc., Class A(a)	8,147	55,481
Total		2,617,833
Health Care Equipment & Supplies 6.9%
Align Technology, Inc.(a)	9,730	640,720
Entellus Medical, Inc.(a)	5,051	85,160
HeartWare International, Inc.(a)	2,988	150,595
ICU Medical, Inc.(a)	2,669	301,010
Natus Medical, Inc.(a)	5,552	266,774
NxStage Medical, Inc.(a)	5,975	130,912
STERIS PLC	2,792	210,349
Zeltiq Aesthetics, Inc.(a)	4,860	138,656
Total		1,924,176
Health Care Providers & Services 5.5%
Air Methods Corp.(a)	5,731	240,301
Chemed Corp.	1,017	152,346
LHC Group, Inc.(a)	6,211	281,296
Molina Healthcare, Inc.(a)	6,144	369,439
Team Health Holdings, Inc.(a)	6,937	304,465
WellCare Health Plans, Inc.(a)	2,584	202,095
Total		1,549,942
Health Care Technology 1.7%
HealthStream, Inc.(a)	11,263	247,786

Common Stocks (continued)

Issuer	Shares	Value ($)
Veeva Systems Inc., Class A(a)	8,081	233,137
Total		480,923
Life Sciences Tools & Services 1.2%
ICON PLC(a)	3,427	266,278
INC Research Holdings, Inc. Class A(a)	1,712	83,049
Total		349,327
Pharmaceuticals 2.7%
Aerie Pharmaceuticals, Inc.(a)	6,247	152,114
Akorn, Inc.(a)	3,902	145,584
GW Pharmaceuticals PLC ADR(a)	868	60,274
Pacira Pharmaceuticals, Inc.(a)	1,142	87,694
Phibro Animal Health Corp., Class A	10,161	306,151
Total		751,817
Total Health Care		7,674,018
INDUSTRIALS 9.9%
Aerospace & Defense 0.9%
Teledyne Technologies, Inc.(a)	2,725	241,707
Airlines 2.4%
Alaska Air Group, Inc.	3,507	282,348
Allegiant Travel Co.	2,302	386,345
Total		668,693
Commercial Services & Supplies 0.9%
ARC Document Solutions, Inc.(a)	34,240	151,341
MiX Telematics Ltd., ADR	25,888	109,247
Total		260,588
Construction & Engineering 1.1%
MasTec, Inc.(a)	17,491	303,994
Electrical Equipment 0.9%
Generac Holdings, Inc.(a)	8,413	250,455
Machinery 2.3%
Mueller Water Products, Inc., Class A	38,638	332,287
Watts Water Technologies, Inc., Class A	6,360	315,901
Total		648,188
Professional Services 0.9%
Wageworks, Inc.(a)	5,681	257,747
Road & Rail 0.5%
ArcBest Corp.	6,756	144,511
Total Industrials		2,775,883

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 24.0%
Communications Equipment 0.2%
Infinera Corp.(a)	2,814	50,990
Electronic Equipment, Instruments & Components 2.9%
Belden, Inc.	4,161	198,396
Littelfuse, Inc.	3,610	386,306
Methode Electronics, Inc.	7,479	238,057
Total		822,759
Internet Software & Services 2.6%
comScore, Inc.(a)	4,119	169,497
Cvent, Inc.(a)	4,506	157,304
j2 Global, Inc.	2,852	234,777
NIC, Inc.	7,650	150,552
Total		712,130
IT Services 4.1%
CoreLogic, Inc.(a)	11,403	386,106
Euronet Worldwide, Inc.(a)	8,526	617,538
MAXIMUS, Inc.	2,561	144,056
Total		1,147,700
Semiconductors & Semiconductor Equipment 4.3%
Advanced Energy Industries, Inc.(a)	5,393	152,244
Cavium, Inc.(a)	2,007	131,880
Microsemi Corp.(a)	9,608	313,125
Power Integrations, Inc.	4,073	198,070
Silicon Laboratories, Inc.(a)	3,635	176,443
Tessera Technologies, Inc.	3,923	117,729
Ultratech, Inc.(a)	5,511	109,228
Total		1,198,719
Software 8.9%
A10 Networks, Inc.(a)	24,947	163,652
Aspen Technology, Inc.(a)	4,477	169,052
AVG Technologies NV(a)	6,772	135,779
Barracuda Networks, Inc.(a)	12,464	232,828
Ellie Mae, Inc.(a)	2,302	138,649
Fair Isaac Corp.	1,598	150,500
Fortinet, Inc.(a)	7,190	224,112
Guidewire Software, Inc.(a)	6,239	375,338
Manhattan Associates, Inc.(a)	1,602	106,004

Common Stocks (continued)

Issuer	Shares	Value ($)
PTC, Inc.(a)	15,847	548,782
QLIK Technologies, Inc.(a)	8,037	254,451
Total		2,499,147
Technology Hardware, Storage & Peripherals 1.0%
Electronics for Imaging, Inc.(a)	6,107	285,441
Total Information Technology		6,716,886
MATERIALS 4.4%
Chemicals 0.4%
Innospec, Inc.	2,050	111,336
Construction Materials 3.0%
Headwaters, Inc.(a)	11,303	190,681
Summit Materials, Inc., Class A(a)	15,420	309,013
US Concrete, Inc.(a)	6,400	337,024
Total		836,718
Paper & Forest Products 1.0%
Clearwater Paper Corp.(a)	6,245	284,335
Total Materials		1,232,389
Total Common Stocks (Cost: $27,197,098)		27,317,906

Limited Partnerships 0.5%

ENERGY 0.5%
Oil, Gas & Consumable Fuels 0.5%
Sunoco LP	3,901	154,519
Total Energy		154,519
Total Limited Partnerships (Cost: $145,813)		154,519

Money Market Funds 2.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	800,654	800,654
Total Money Market Funds (Cost: $800,654)		800,654
Total Investments (Cost: $28,143,565)		28,273,079
Other Assets & Liabilities, Net		(299,478)
Net Assets		27,973,601

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	873,865	20,845,772	(20,918,983)	800,654	1,289	800,654

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	5,617,337	—	—	5,617,337
Consumer Staples	595,883	—	—	595,883
Energy	374,281	—	—	374,281
Financials	2,331,229	—	—	2,331,229
Health Care	7,674,018	—	—	7,674,018
Industrials	2,775,883	—	—	2,775,883
Information Technology	6,716,886	—	—	6,716,886
Materials	1,232,389	—	—	1,232,389
Total Common Stocks	27,317,906	—	—	27,317,906
Limited Partnerships
Energy	154,519	—	—	154,519
Money Market Funds	—	800,654	—	800,654
Total Investments	27,472,425	800,654	—	28,273,079

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	873,865	873,865	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $27,342,911)	$27,472,425
Affiliated issuers (identified cost $800,654)	800,654
Total investments (identified cost $28,143,565)	28,273,079
Receivable for:
Investments sold	187,907
Capital shares sold	6,712
Dividends	10,571
Expense reimbursement due from Investment Manager	361
Prepaid expenses	185
Trustees' deferred compensation plan	29,156
Total assets	28,507,971
Liabilities
Payable for:
Investments purchased	424,206
Capital shares purchased	7,209
Investment management fees	19,063
Distribution and/or service fees	106
Transfer agent fees	663
Administration fees	1,930
Compensation of board members	23,951
Chief compliance officer expenses	4
Other expenses	28,082
Trustees' deferred compensation plan	29,156
Total liabilities	534,370
Net assets applicable to outstanding capital stock	$27,973,601
Represented by
Paid-in capital	$22,730,079
Excess of distributions over net investment income	(52,968)
Accumulated net realized gain	5,166,976
Unrealized appreciation (depreciation) on:
Investments	129,514
Total — representing net assets applicable to outstanding capital stock	$27,973,601

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

Class 1
Net assets	$27,478,720
Shares outstanding	1,631,016
Net asset value per share	$16.85
Class 2
Net assets	$494,881
Shares outstanding	30,286
Net asset value per share	$16.34

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$148,602
Dividends — affiliated issuers	1,289
Foreign taxes withheld	(568)
Total income	149,323
Expenses:
Investment management fees	242,311
Distribution and/or service fees
Class 2	1,146
Transfer agent fees
Class 1	17,343
Class 2	275
Administration fees	24,538
Compensation of board members	16,310
Custodian fees	14,643
Printing and postage fees	18,384
Audit fees	19,780
Legal fees	1,105
Chief compliance officer expenses	15
Other	3,243
Total expenses	359,093
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(63,431)
Total net expenses	295,662
Net investment loss	(146,339)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,568,001
Foreign currency translations	(53)
Net realized gain	5,567,948
Net change in unrealized appreciation (depreciation) on:
Investments	(4,135,163)
Net change in unrealized depreciation	(4,135,163)
Net realized and unrealized gain	1,432,785
Net increase in net assets resulting from operations	$1,286,446

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment loss	$(146,339)	$(166,552)
Net realized gain	5,567,948	1,341,957
Net change in unrealized depreciation	(4,135,163)	(3,138,409)
Net increase (decrease) in net assets resulting from operations	1,286,446	(1,963,004)
Distributions to shareholders
Net realized gains
Class 1	(1,514,444)	(569,539)
Class 2	(22,735)	(7,891)
Total distributions to shareholders	(1,537,179)	(577,430)
Decrease in net assets from capital stock activity	(2,701,057)	(5,076,714)
Total decrease in net assets	(2,951,790)	(7,617,148)
Net assets at beginning of year	30,925,391	38,542,539
Net assets at end of year	$27,973,601	$30,925,391
Excess of distributions over net investment income	$(52,968)	$(50,499)

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	114,143	2,075,724	61,174	1,026,080
Distributions reinvested	81,160	1,514,444	35,157	569,539
Redemptions	(353,910)	(6,362,994)	(398,745)	(6,671,948)
Net decrease	(158,607)	(2,772,826)	(302,414)	(5,076,329)
Class 2 shares
Subscriptions	10,999	192,275	3,950	67,433
Distributions reinvested	1,255	22,735	500	7,891
Redemptions	(8,332)	(143,241)	(4,567)	(75,709)
Net increase (decrease)	3,922	71,769	(117)	(385)
Total net decrease	(154,685)	(2,701,057)	(302,531)	(5,076,714)

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$17.04	$18.20	$12.97	$11.58	$12.26
Income from investment operations:
Net investment loss	(0.08)	(0.08)	(0.09)	(0.02)	(0.08)
Net realized and unrealized gain (loss)	0.82	(0.78)	5.34	1.41	(0.60)
Total from investment operations	0.74	(0.86)	5.25	1.39	(0.68)
Less distributions to shareholders:
Net investment income	—	—	(0.02)	—	—
Net realized gains	(0.93)	(0.30)	—	—	—
Total distributions to shareholders	(0.93)	(0.30)	(0.02)	—	—
Net asset value, end of period	$16.85	$17.04	$18.20	$12.97	$11.58
Total return	3.83%	(4.64%)	40.47%	12.00%	(5.55%)
Ratios to average net assets(a)
Total gross expenses	1.17%	1.17%	1.14%	1.12%	1.21%
Total net expenses(b)	0.96%	0.96%	0.97%	0.99%	0.98%
Net investment loss	(0.47%)	(0.50%)	(0.55%)	(0.13%)	(0.66%)
Supplemental data
Net assets, end of period (in thousands)	$27,479	$30,488	$38,072	$32,714	$38,578
Portfolio turnover	150%	138%	127%	116%	106%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$16.59	$17.77	$12.69	$11.36	$12.06
Income from investment operations:
Net investment loss	(0.12)	(0.12)	(0.12)	(0.05)	(0.11)
Net realized and unrealized gain (loss)	0.80	(0.76)	5.20	1.38	(0.59)
Total from investment operations	0.68	(0.88)	5.08	1.33	(0.70)
Less distributions to shareholders:
Net realized gains	(0.93)	(0.30)	—	—	—
Total distributions to shareholders	(0.93)	(0.30)	—	—	—
Net asset value, end of period	$16.34	$16.59	$17.77	$12.69	$11.36
Total return	3.56%	(4.86%)	40.03%	11.71%	(5.80%)
Ratios to average net assets(a)
Total gross expenses	1.42%	1.43%	1.39%	1.42%	1.47%
Total net expenses(b)	1.21%	1.21%	1.22%	1.24%	1.23%
Net investment loss	(0.72%)	(0.75%)	(0.79%)	(0.44%)	(0.91%)
Supplemental data
Net assets, end of period (in thousands)	$495	$437	$471	$438	$2,061
Portfolio turnover	150%	138%	127%	116%	106%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Small Company Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.79% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the

Annual Report 2015
21

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 1	0.96%	0.96%
Class 2	1.21	1.21

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$143,870
Accumulated net realized gain	(141,205)
Paid-in capital	(2,665)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Long-term capital gains	$1,537,179	$577,430

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,718,686
Undistributed long-term capital gains	2,623,839
Net unrealized depreciation	(48,376)

At December 31, 2015, the cost of investments for federal income tax purposes was $28,321,455 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,945,613
Unrealized depreciation	(1,993,989)
Net unrealized depreciation	(48,376)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $44,397,684 and $48,349,571, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan

Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, two unaffiliated shareholders of record owned 80.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be

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COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Health Care Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a

Annual Report 2015
24

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
25

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Small Company Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Small Company Growth Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 22, 2016

Annual Report 2015
26

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations:

Capital Gain Dividend	$2,763,745

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
27

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2015
28

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2015
29

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Annual Report 2015
30

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
31

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
32

COLUMBIA VARIABLE PORTFOLIO — SMALL COMPANY GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
33

Columbia Variable Portfolio — Small Company Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

C-1506_F_(02/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	27
Statement of Operations	29
Statement of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	50
Federal Income Tax Information	51
Trustees and Officers	52
Important Information About This Report	57

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Strategic Income Fund (the Fund) Class 2 shares returned -1.93% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.55% for the same period.

■  During the same time period, the Bank of America Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index returned -4.52%, the Citi Non-U.S. World Government Bond (All Maturities) Index (WGBI) — Unhedged returned -5.54% and the JPMorgan Emerging Markets Bond Index (EMBI) — Global returned 1.23%.

■  Credit and emerging market debt exposure detracted, while duration and yield curve positioning and currency exposure contributed positively to the Fund's performance.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class 1	07/05/94	-1.77	4.17	5.49
Class 2	06/01/00	-1.93	3.91	5.26
Barclays U.S. Aggregate Bond Index		0.55	3.25	4.51
BofAML US Cash Pay High Yield Constrained Index		-4.52	4.84	6.73
Citi Non-U.S. World Government Bond (All Maturities) Index — Unhedged		-5.54	-1.30	3.05
JPMorgan EMBI — Global		1.23	5.11	6.72

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The BofAML US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

The Citi Non-U.S. WGBI — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities.

The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Colin Lundgren, CFA

Brian Lavin, CFA

Gene Tannuzzo, CFA

Portfolio Breakdown (%) (at December 31, 2015)
Asset-Backed Securities — Non-Agency	3.7
Commercial Mortgage-Backed Securities — Non-Agency	3.5
Common Stocks	0.0	(a)
Corporate Bonds & Notes	46.1
Foreign Government Obligations	11.5
Inflation-Indexed Bonds	0.6
Money Market Funds	4.7
Municipal Bonds	0.1
Options Purchased Puts	0.1
Residential Mortgage-Backed Securities — Agency	10.9
Residential Mortgage-Backed Securities — Non-Agency	12.1
Senior Loans	6.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

At December 31, 2015, approximately 57% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -1.93%. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.55% for the same period. During the same time period, the Bank of America Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index returned -4.52%, the Citi Non-U.S. World Government Bond (All Maturities) Index (WGBI) — Unhedged returned -5.54% and the JPMorgan Emerging Markets Bond Index (EMBI) — Global returned 1.23%. Credit and emerging market debt exposure detracted, while duration and yield curve positioning and currency exposure contributed positively to the Fund's performance.

Bond Markets Driven By Macro-Related Concerns

During the annual period, the global bond markets were marked by volatility and risks that shifted from idiosyncratic in nature to broader and more systematic concerns across sectors. In the end, for all the fear and consternation over when or whether the Federal Reserve (the Fed) would ultimately hike interest rates and the multiple repricings that took place throughout the year as a result, it wasn't a year about interest rates at all. Instead, returns across bond sectors were largely driven by several macro-related risks, including the sell-off in commodity-related industries, such as energy, metals and mining, which ultimately bled through high-yield, emerging market and investment-grade credit sectors and generally created a risk-off tone. Additionally, increased geopolitical risks across eastern Europe and the lack of political resolution in countries such as Brazil — as well as fears of a widespread global economic slowdown led by China — gave investors much to be worried about.

The result was a global theme of monetary policy divergence as the Fed initiated its first interest rate hike in nine years, while more than 72 central banks globally eased their countries' monetary policies. U.S. economic data was deemed strong enough by the Fed for it to take its first step in raising interest rates, increasing the targeted federal funds rate in December 2015 by 25 basis points. (A basis point is 1/100th of a percentage point.) The move came as little surprise, as the markets widely anticipated the hike and priced in interest rate risk accordingly.

Sectors in the benchmark that posted positive returns during the annual period included agency mortgage-backed securities and other structured credit, including commercial mortgage-backed securities and asset-backed securities. Emerging market debt also ended 2015 in positive territory despite the commodity and geopolitical risk factors. Municipal bonds and U.S. Treasuries also generated positive returns for the annual period. The

Annual Report 2015
4

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

bellwether 10-year U.S. Treasury note ended 2015 at 2.27%, just 10 basis points higher than it began the year. In fact, outside of the very long-term end of the yield curve, returns were positive across the spectrum of maturities.

In contrast, volatility in the bond markets created by the broader global picture increased spreads, or the risk premium received for investing outside the U.S. Treasury market, considerably. Yields in the high-yield corporate bond sector increased considerably. Investment-grade corporate bonds, global non-U.S. dollar-denominated bonds, Treasury inflation-protected securities and bank loans also sold off.

Credit and Emerging Market Debt Exposure Hurt Performance.

The Fund's credit positioning overall detracted from its relative results. Effective security selection within the high-yield corporate bond sector, including avoidance of troubled energy, metals and mining issuers, was offset by weaker selection in investment-grade corporate bonds. The Fund's emerging market debt exposure detracted from performance as well.

Duration and Yield Curve Management Aided Fund Results

The changing shape of the yield curve during the annual period was an opportunity to drive added value during the annual period. The yield curve steepened during the first half and then flattened during the second half of 2015, and the Fund was appropriately positioned to map the yield curve's actual movement well throughout. Duration management was also a positive contributor to the Fund's total return during the annual period, as we adjusted the Fund's duration within a range of approximately 1.35 years to 2.6 years, as market conditions shifted. While we maintained a low, but positive, overall duration profile during the annual period, we increased the Fund's duration in the final three months of 2015 following a rise in interest rates, particularly among longer maturity bonds. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Another positive driver of returns was the Fund's exposure to structured credit, which comprised approximately one-third of the Fund's net assets during the annual period. Asset-backed securities are not generally subject to the volatility presented by geopolitical events or the commodity sell-off as other fixed-income sectors and thus were among the best performing sectors in the benchmark during the annual period. We also focused the Fund's allocation on non-agency mortgage-backed securities, where supply was limited.

Further, the Fund's overweight to U.S. dollars boosted relative results during an annual period when the U.S. currency rallied approximately 10%.

Shifting Market Conditions Drove Portfolio Changes

During the annual period, as mentioned, we adjusted the Fund's duration as interest rates shifted. Also, we generally shifted sector allocation higher in credit quality. In particular, beginning in April 2015, prior to the third quarter sell-off, we significantly reduced the Fund's exposure to high-yield corporate bonds. Further, with two significant downgrades in

Quality Breakdown (%) (at December 31, 2015)
AAA rating	4.5
A rating	1.6
BBB rating	22.0
BB rating	18.4
B rating	19.9
CCC rating	8.3
CC rating	0.4
Not rated	24.9
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015
5

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

2015 — Russia to "junk" status in January 2015 and Brazil to BB+ in September 2015 — we substantially reduced the Fund's weighting in emerging market debt, with the remaining allocation primarily in U.S. dollar-denominated bonds. We redeployed proceeds into investment-grade corporate bonds, becoming opportunistic buyers of corporate bonds offering 5% to 6% yields on high quality names, such as AT&T and Verizon. We also increased the Fund's position in mortgage-backed securities and cash. Additionally, we moderated currency risk, reducing a more explicit overweight to the U.S. dollar early in 2015 to a more neutral stance, as we believe most of the positive momentum in the currency is behind us. Overall, the Fund's portfolio turnover rate for the 12-month period was 192%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.

Derivatives Usage

The Fund utilized a variety of derivatives to manage interest rate risk, currency risk and credit exposure. These instruments include government bond futures, interest rate swaps, currency forwards and credit default swaps. While the use of futures had a slightly negative impact, positive results from the Fund's forward foreign currency contracts and swap contracts offset the losses to an overall positive impact from derivatives usage.

Annual Report 2015
6

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	954.90	1,021.73	3.40	3.52	0.69
Class 2	1,000.00	1,000.00	954.30	1,020.47	4.63	4.79	0.94

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 48.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.3%
L-3 Communications Corp. 05/28/24	3.950%	131,000	124,438
TransDigm, Inc. 07/15/22	6.000%	245,000	239,487
Total			363,925
BANKING 1.1%
Agromercantil Senior Trust(b) 04/10/19	6.250%	108,000	108,810
Ally Financial, Inc. 11/01/31	8.000%	524,000	605,220
Subordinated 11/20/25	5.750%	51,000	51,638
Industrial Senior Trust(b) 11/01/22	5.500%	102,000	93,967
Popular, Inc. 07/01/19	7.000%	95,000	88,825
Royal Bank of Scotland Group PLC Subordinated 05/28/24	5.125%	204,000	206,684
Synovus Financial Corp. 02/15/19	7.875%	274,000	302,770
Total			1,457,914
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.2%
E*TRADE Financial Corp. 09/15/23	4.625%	194,000	197,153
National Financial Partners Corp.(b) 07/15/21	9.000%	38,000	34,770
Total			231,923
BUILDING MATERIALS 0.9%
Allegion PLC 09/15/23	5.875%	134,000	136,680
American Builders & Contractors Supply Co., Inc.(b) 04/15/21	5.625%	244,000	246,745
12/15/23	5.750%	49,000	49,367
Beacon Roofing Supply, Inc.(b) 10/01/23	6.375%	116,000	118,175
Cemex SAB de CV 01/15/21	7.250%	317,000	305,112
HD Supply, Inc.(b) 12/15/21	5.250%	216,000	220,320
Nortek, Inc. 04/15/21	8.500%	116,000	120,362
Total			1,196,761

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CABLE AND SATELLITE 2.6%
CCO Holdings LLC/Capital Corp. 09/30/22	5.250%	254,000	256,540
CCO Holdings LLC/Capital Corp.(b) 05/01/23	5.125%	96,000	96,000
CCOH Safari LLC(b) 02/15/26	5.750%	140,000	140,350
CSC Holdings LLC 06/01/24	5.250%	159,000	139,523
Cequel Communications Holdings I LLC/Capital Corp.(b) 12/15/21	5.125%	97,000	87,300
DISH DBS Corp. 07/15/22	5.875%	385,000	359,012
11/15/24	5.875%	112,000	99,680
DigitalGlobe, Inc.(b) 02/01/21	5.250%	230,000	193,200
Intelsat Jackson Holdings SA 04/01/21	7.500%	358,000	311,460
Neptune Finco Corp.(b) 10/15/25	6.625%	228,000	236,550
10/15/25	10.875%	214,000	224,165
Quebecor Media, Inc. 01/15/23	5.750%	199,000	200,492
Sirius XM Radio, Inc.(b) 04/15/25	5.375%	92,000	92,345
UPCB Finance IV Ltd.(b) 01/15/25	5.375%	204,000	192,270
Unitymedia Hessen GmbH & Co. KG NRW(b) 01/15/25	5.000%	199,000	190,045
Virgin Media Secured Finance PLC(b) 01/15/26	5.250%	458,000	445,405
Total			3,264,337
CHEMICALS 1.6%
Angus Chemical Co.(b) 02/15/23	8.750%	165,000	159,225
Celanese U.S. Holdings LLC 06/15/21	5.875%	108,000	113,940
Chemours Co. LLC (The)(b) 05/15/23	6.625%	168,000	117,600
05/15/25	7.000%	136,000	92,820
Eco Services Operations LLC/Finance Corp.(b) 11/01/22	8.500%	231,000	196,350
Huntsman International LLC(b) 11/15/22	5.125%	148,000	133,200
INEOS Group Holdings SA(b) 02/15/19	5.875%	114,000	110,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexichem SAB de CV(b) 09/17/44	5.875%	200,000	167,500
NOVA Chemicals Corp.(b) 05/01/25	5.000%	197,000	190,105
PQ Corp.(b) 11/01/18	8.750%	616,000	596,350
Platform Specialty Products Corp.(b) 05/01/21	10.375%	55,000	54,862
02/01/22	6.500%	64,000	55,360
Total			1,987,892
CONSUMER CYCLICAL SERVICES 1.0%
ADT Corp. (The) 07/15/22	3.500%	247,000	221,065
APX Group, Inc. 12/01/19	6.375%	435,000	416,512
IHS, Inc. 11/01/22	5.000%	123,000	124,538
Interval Acquisition Corp.(b) 04/15/23	5.625%	250,000	248,125
Monitronics International, Inc. 04/01/20	9.125%	251,000	198,917
Total			1,209,157
CONSUMER PRODUCTS 0.8%
Scotts Miracle-Gro Co. (The)(b) 10/15/23	6.000%	100,000	104,250
Serta Simmons Bedding LLC(b) 10/01/20	8.125%	168,000	175,980
Spectrum Brands, Inc. 11/15/22	6.625%	204,000	215,220
Spectrum Brands, Inc.(b) 07/15/25	5.750%	110,000	112,750
Springs Industries, Inc. 06/01/21	6.250%	163,000	161,574
Tempur Sealy International, Inc. 12/15/20	6.875%	100,000	104,750
Tempur Sealy International, Inc.(b) 10/15/23	5.625%	129,000	130,290
Total			1,004,814
DIVERSIFIED MANUFACTURING 0.2%
Entegris, Inc.(b) 04/01/22	6.000%	82,000	83,025
Metalloinvest Finance Ltd.(b) 07/21/16	6.500%	200,000	201,500
Total			284,525

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
ELECTRIC 3.0%
AES Corp. (The) 07/01/21	7.375%		151,000	154,020
Berkshire Hathaway Energy Co. 02/01/45	4.500%		210,000	201,766
Calpine Corp.(b) 01/15/22	6.000%		144,000	147,960
Companhia de Eletricidade do Estad(b) 04/27/16	11.750%	BRL	1,265,000	303,760
Dominion Resources, Inc. 12/01/44	4.700%		730,000	711,203
Duke Energy Corp. 10/15/23	3.950%		464,000	477,523
NRG Energy, Inc. 07/15/22	6.250%		311,000	264,972
NRG Yield Operating LLC 08/15/24	5.375%		292,000	241,995
PPL Capital Funding, Inc. 06/01/23	3.400%		275,000	274,102
03/15/24	3.950%		430,000	440,061
Pacific Gas & Electric Co. 02/15/44	4.750%		444,000	462,365
Talen Energy Supply LLC(b) 06/01/25	6.500%		119,000	78,540
Total				3,758,267
FINANCE COMPANIES 1.8%
AerCap Ireland Capital Ltd./Global Aviation Trust 10/30/20	4.625%		73,000	74,734
05/15/21	4.500%		108,000	109,755
Aircastle Ltd. 02/15/22	5.500%		96,000	98,400
International Lease Finance Corp. 01/15/22	8.625%		434,000	525,140
Navient Corp. 06/15/18	8.450%		123,000	129,457
03/25/20	8.000%		155,000	153,140
10/25/24	5.875%		280,000	224,000
OneMain Financial Holdings, Inc.(b) 12/15/21	7.250%		226,000	226,565
Provident Funding Associates LP/Finance Corp.(b) 06/15/21	6.750%		278,000	268,965
Quicken Loans, Inc.(b) 05/01/25	5.750%		146,000	139,065
Springleaf Finance Corp. 10/01/23	8.250%		77,000	77,578

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iStar, Inc. 07/01/19	5.000%	234,000	227,272
Total			2,254,071
FOOD AND BEVERAGE 3.3%
Aramark Services, Inc.(b) 01/15/24	5.125%	46,000	46,863
ConAgra Foods, Inc. 01/25/23	3.200%	616,000	592,610
Constellation Brands, Inc. 05/01/23	4.250%	77,000	77,000
11/15/24	4.750%	214,000	218,280
12/01/25	4.750%	9,000	9,169
Grupo Bimbo SAB de CV(b) 06/27/44	4.875%	2,275,000	1,990,773
MHP SA(b) 04/02/20	8.250%	207,000	179,055
Molson Coors Brewing Co. 05/01/42	5.000%	495,000	476,686
Post Holdings, Inc. 02/15/22	7.375%	55,000	57,337
Post Holdings, Inc.(b) 12/15/22	6.000%	75,000	73,500
03/15/24	7.750%	100,000	104,750
WhiteWave Foods Co. (The) 10/01/22	5.375%	327,000	345,802
Total			4,171,825
GAMING 1.3%
Boyd Gaming Corp. 05/15/23	6.875%	73,000	75,008
International Game Technology PLC(b) 02/15/25	6.500%	306,000	268,515
MGM Resorts International 12/15/21	6.625%	92,000	94,185
Pinnacle Entertainment, Inc. 08/01/21	6.375%	174,000	182,917
Scientific Games International, Inc. 12/01/22	10.000%	272,000	193,120
Scientific Games International, Inc.(b) 01/01/22	7.000%	225,000	214,875
SugarHouse HSP Gaming LP/Finance Corp.(b) 06/01/21	6.375%	200,000	186,000
Tunica-Biloxi Gaming Authority(b)(c) 05/15/16	0.000%	923,000	470,730
Total			1,685,350

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HEALTH CARE 2.5%
Alere, Inc.(b) 07/01/23	6.375%	90,000	84,150
CHS/Community Health Systems, Inc. 08/01/21	5.125%	190,000	189,050
02/01/22	6.875%	168,000	159,390
ConvaTec Finance International SA Junior Subordinated PIK(b) 01/15/19	8.250%	81,000	75,330
Emdeon, Inc. 12/31/19	11.000%	170,000	178,500
Emdeon, Inc.(b) 02/15/21	6.000%	60,000	55,800
Fresenius Medical Care U.S. Finance II, Inc.(b) 01/31/22	5.875%	182,000	194,740
HCA, Inc. 05/01/23	4.750%	493,000	488,070
02/01/25	5.375%	469,000	463,137
HealthSouth Corp.(b) 11/01/24	5.750%	36,000	34,335
Hologic, Inc.(b) 07/15/22	5.250%	89,000	90,780
MEDNAX, Inc.(b) 12/01/23	5.250%	62,000	62,310
MPH Acquisition Holdings LLC(b) 04/01/22	6.625%	357,000	357,892
Molina Healthcare, Inc.(b) 11/15/22	5.375%	218,000	218,000
Sterigenics-Nordion Holdings LLC(b) 05/15/23	6.500%	131,000	125,105
Surgical Care Affiliates, Inc.(b) 04/01/23	6.000%	104,000	101,400
Tenet Healthcare Corp. 04/01/22	8.125%	75,000	74,813
06/15/23	6.750%	173,000	160,458
Total			3,113,260
HEALTHCARE INSURANCE 0.4%
Centene Corp. 05/15/22	4.750%	584,000	565,020
HOME CONSTRUCTION 0.2%
Meritage Homes Corp. 04/01/22	7.000%	206,000	215,785
INDEPENDENT ENERGY 3.0%
Antero Resources Corp. 12/01/22	5.125%	276,000	209,760

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	374,000	302,940
Concho Resources, Inc. 04/01/23	5.500%	408,000	377,400
Continental Resources, Inc. 09/15/22	5.000%	350,000	258,125
06/01/44	4.900%	170,000	102,506
CrownRock LP/Finance, Inc.(b) 02/15/23	7.750%	228,000	214,320
Diamondback Energy, Inc. 10/01/21	7.625%	223,000	225,230
Kosmos Energy Ltd.(b) 08/01/21	7.875%	200,000	161,000
Laredo Petroleum, Inc. 03/15/23	6.250%	472,000	410,640
Oasis Petroleum, Inc. 03/15/22	6.875%	276,000	176,640
Parsley Energy LLC/Finance Corp.(b) 02/15/22	7.500%	361,000	344,755
RSP Permian, Inc. 10/01/22	6.625%	242,000	222,640
SM Energy Co. 06/01/25	5.625%	39,000	25,740
Whiting Petroleum Corp. 03/15/21	5.750%	6,000	4,374
04/01/23	6.250%	319,000	229,680
Woodside Finance Ltd.(b) 03/05/25	3.650%	290,000	256,480
Zhaikmunai LLP(b) 11/13/19	7.125%	273,000	212,257
Total			3,734,487
INTEGRATED ENERGY 0.1%
Cenovus Energy, Inc. 09/15/42	4.450%	93,000	67,802
LEISURE 0.1%
LTF Merger Sub, Inc.(b) 06/15/23	8.500%	102,000	97,410
LIFE INSURANCE 0.6%
Five Corners Funding Trust(b) 11/15/23	4.419%	724,000	754,433
LODGING 0.3%
Hilton Worldwide Finance LLC/Corp. 10/15/21	5.625%	124,000	128,495

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Playa Resorts Holding BV(b) 08/15/20	8.000%	215,000	218,225
Total			346,720
MEDIA AND ENTERTAINMENT 3.7%
21st Century Fox America, Inc. 09/15/44	4.750%	300,000	288,557
AMC Networks, Inc. 12/15/22	4.750%	199,000	199,000
Activision Blizzard, Inc.(b) 09/15/23	6.125%	409,000	433,540
Clear Channel Worldwide Holdings, Inc. 11/15/22	6.500%	448,000	436,800
MDC Partners, Inc.(b) 04/01/20	6.750%	310,000	319,300
Netflix, Inc.(b) 02/15/22	5.500%	18,000	18,450
02/15/25	5.875%	411,000	421,275
Outfront Media Capital LLC/Corp. 03/15/25	5.875%	349,000	354,235
Scripps Networks Interactive, Inc. 11/15/24	3.900%	450,000	430,226
06/15/25	3.950%	64,000	61,184
Sky PLC(b) 11/26/22	3.125%	885,000	859,177
Thomson Reuters Corp. 05/23/43	4.500%	455,000	395,741
Univision Communications, Inc.(b) 02/15/25	5.125%	491,000	466,450
Total			4,683,935
METALS 0.1%
ArcelorMittal(d) 02/25/22	7.250%	207,000	167,929
MIDSTREAM 5.2%
Blue Racer Midstream LLC/Finance Corp.(b) 11/15/22	6.125%	205,000	141,450
Columbia Pipeline Group, Inc.(b) 06/01/45	5.800%	517,000	453,865
Crestwood Midstream Partners LP/Finance Corp.(b) 04/01/23	6.250%	103,000	71,842
Energy Transfer Equity LP 01/15/24	5.875%	210,000	171,150
06/01/27	5.500%	270,000	205,200
Enterprise Products Operating LLC 02/15/45	5.100%	560,000	469,077

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan Energy Partners LP 02/15/23	3.450%	474,000	393,639
11/01/42	4.700%	365,000	256,833
03/01/43	5.000%	1,115,000	825,994
MPLX LP(b) 12/01/24	4.875%	754,000	676,715
Plains All American Pipeline LP/Finance Corp. 10/15/23	3.850%	453,000	381,165
10/15/25	4.650%	190,000	165,861
06/15/44	4.700%	1,026,000	714,131
Rose Rock Midstream LP/Finance Corp.(b) 11/15/23	5.625%	78,000	55,380
Sabine Pass Liquefaction LLC(b) 03/01/25	5.625%	363,000	307,189
Targa Resources Partners LP/Finance Corp. 05/01/23	5.250%	60,000	48,600
11/15/23	4.250%	497,000	382,690
Targa Resources Partners LP/Finance Corp.(b) 03/15/24	6.750%	92,000	78,430
Tesoro Logistics LP/Finance Corp.(b) 10/15/22	6.250%	112,000	106,120
Williams Partners LP 09/15/45	5.100%	901,000	592,960
Total			6,498,291
NATURAL GAS 0.3%
Sempra Energy 06/15/24	3.550%	350,000	348,069
OTHER FINANCIAL INSTITUTIONS 0.2%
Icahn Enterprises LP/Finance Corp. 08/01/20	6.000%	200,000	201,680
OTHER INDUSTRY 0.7%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	839,000	849,847
OTHER REIT 0.2%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	200,000	206,000
PACKAGING 0.9%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b) 01/31/21	6.750%	160,000	153,600
Ball Corp. 12/15/20	4.375%	83,000	84,245
Berry Plastics Corp. 07/15/23	5.125%	120,000	116,700

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berry Plastics Corp.(b) 10/15/22	6.000%	145,000	147,719
Owens-Brockway Glass Container, Inc.(b) 08/15/23	5.875%	27,000	27,405
08/15/25	6.375%	100,000	102,750
Plastipak Holdings, Inc.(b) 10/01/21	6.500%	246,000	237,390
Reynolds Group Issuer, Inc./LLC 08/15/19	9.875%	197,000	198,477
Reynolds Group Issuer, Inc./LLC(d) 02/15/21	8.250%	88,000	84,700
Total			1,152,986
PHARMACEUTICALS 1.7%
Concordia Healthcare Corp.(b) 04/15/23	7.000%	196,000	170,030
Endo Finance LLC/Finco, Inc.(b) 02/01/25	6.000%	366,000	360,510
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	145,000	145,725
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(b) 08/01/23	6.375%	166,000	161,850
Mallinckrodt International Finance SA/CB LLC(b) 10/15/23	5.625%	89,000	84,550
04/15/25	5.500%	190,000	174,800
Quintiles Transnational Corp.(b) 05/15/23	4.875%	102,000	102,510
Valeant Pharmaceuticals International, Inc.(b) 05/15/23	5.875%	44,000	39,270
04/15/25	6.125%	996,000	888,930
Total			2,128,175
PROPERTY & CASUALTY 0.4%
Alliant Holdings I LP(b) 08/01/23	8.250%	8,000	7,520
HUB International Ltd.(b) 10/01/21	7.875%	605,000	544,500
Total			552,020
RAILROADS 0.3%
Burlington Northern Santa Fe LLC 04/01/45	4.150%	185,000	167,671
Canadian Pacific Railway Co. 08/01/45	4.800%	30,000	29,198
Florida East Coast Holdings Corp.(b) 05/01/19	6.750%	91,000	83,265

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Panama Canal Railway Co. 11/01/26	7.000%	148,104	146,771
Total			426,905
RETAILERS 0.7%
Asbury Automotive Group, Inc. 12/15/24	6.000%	185,000	191,475
Asbury Automotive Group, Inc.(b) 12/15/24	6.000%	41,000	42,332
Group 1 Automotive, Inc.(b) 12/15/23	5.250%	81,000	80,190
L Brands, Inc.(b) 11/01/35	6.875%	98,000	100,695
Penske Automotive Group, Inc. 12/01/24	5.375%	185,000	186,850
Rite Aid Corp. Junior Subordinated 02/15/27	7.700%	274,000	319,210
Sally Holdings LLC/Capital, Inc. 12/01/25	5.625%	31,000	31,310
Total			952,062
TECHNOLOGY 2.6%
Alliance Data Systems Corp.(b) 08/01/22	5.375%	406,000	386,715
Ancestry.com, Inc. Junior Subordinated 12/15/20	11.000%	309,000	329,857
Equinix, Inc. 04/01/23	5.375%	90,000	91,800
01/15/26	5.875%	258,000	265,740
First Data Corp.(b) 12/01/23	7.000%	290,000	290,000
01/15/24	5.750%	401,000	394,985
Hewlett Packard Enterprise Co.(b) 10/15/45	6.350%	270,000	256,322
Infor US, Inc.(b) 08/15/20	5.750%	23,000	23,173
MSCI, Inc.(b) 11/15/24	5.250%	225,000	228,375
NCR Corp. 12/15/23	6.375%	75,000	73,875
Qualitytech LP/Finance Corp. 08/01/22	5.875%	236,000	240,720
Riverbed Technology, Inc.(b) 03/01/23	8.875%	130,000	120,250
VeriSign, Inc. 04/01/25	5.250%	365,000	366,825

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Zebra Technologies Corp. 10/15/22	7.250%		202,000	211,090
Total				3,279,727
TRANSPORTATION SERVICES 0.2%
Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b) 12/15/35	5.950%	MXN	4,391,039	242,741
WIRELESS 2.3%
Comcel Trust(b) 02/06/24	6.875%		202,000	155,540
Crown Castle International Corp. 01/15/23	5.250%		286,000	300,658
Numericable-SFR(b) 05/15/22	6.000%		228,000	221,160
05/15/24	6.250%		76,000	73,340
SBA Communications Corp 07/15/22	4.875%		132,000	130,020
SBA Telecommunications, Inc. 07/15/20	5.750%		124,000	128,960
Sprint Communications, Inc.(b) 03/01/20	7.000%		509,000	510,272
Sprint Corp. 09/15/23	7.875%		365,000	274,115
T-Mobile USA, Inc. 03/01/23	6.000%		227,000	229,838
01/15/24	6.500%		47,000	47,940
03/01/25	6.375%		265,000	267,650
01/15/26	6.500%		211,000	213,002
Wind Acquisition Finance SA(b) 07/15/20	4.750%		72,000	71,280
04/23/21	7.375%		293,000	276,885
Total				2,900,660
WIRELINES 3.4%
AT&T, Inc. 06/15/45	4.350%		1,425,000	1,219,046
CenturyLink, Inc. 03/15/22	5.800%		182,000	166,803
04/01/25	5.625%		202,000	170,690
Frontier Communications Corp. 07/01/21	9.250%		189,000	185,693
Frontier Communications Corp.(b) 09/15/20	8.875%		36,000	36,450
09/15/22	10.500%		105,000	104,606
09/15/25	11.000%		292,000	289,080
Level 3 Communications, Inc. 12/01/22	5.750%		392,000	400,820

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Financing, Inc.(b) 01/15/24	5.375%	49,000	49,245
Telecom Italia SpA(b) 05/30/24	5.303%	342,000	337,725
Verizon Communications, Inc. 11/01/42	3.850%	1,144,000	945,022
03/15/55	4.672%	95,000	82,479
Zayo Group LLC/Capital, Inc. 04/01/23	6.000%	314,000	296,730
Total			4,284,389
Total Corporate Bonds & Notes (Cost: $64,425,837)			60,641,094

Residential Mortgage-Backed Securities — Agency(a) 11.4%

Federal Home Loan Mortgage Corp. 10/01/26	8.000%	40,938	43,246
Federal Home Loan Mortgage Corp.(d)(e) CMO IO Series 2957 Class SW 04/15/35	5.670%	1,993,639	348,598
CMO IO Series 318 Class S1 11/15/43	5.620%	4,504,847	1,120,169
CMO IO Series 326 Class S2 03/15/44	5.620%	872,641	186,785
CMO IO Series 3761 Class KS 06/15/40	5.670%	2,820,305	273,111
Federal Home Loan Mortgage Corp.(e) CMO IO Series 4120 Class AI 11/15/39	3.500%	4,813,091	406,230
Federal National Mortgage Association 05/01/41	4.000%	308,933	326,346
Federal National Mortgage Association(d)(e) CMO IO Series 2006-5 Class N1 08/25/34	1.962%	6,967,547	124,245
CMO IO Series 2006-5 Class N2 02/25/35	1.972%	10,493,890	408,170
CMO IO Series 2010-135 Class MS 12/25/40	5.528%	2,011,153	328,448
Federal National Mortgage Association(e) CMO IO Series 2012-133 Class EI 07/25/31	3.500%	2,964,167	353,138
CMO IO Series 2012-139 Class IL 04/25/40	3.500%	4,372,542	418,562
CMO IO Series 2013-1 Class AI 02/25/43	3.500%	2,868,777	400,295

Residential Mortgage-Backed Securities — Agency(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(f) 01/19/31	3.000%	2,000,000	2,060,286
01/13/46	3.500%	4,000,000	4,126,893
01/13/46	4.000%	1,000,000	1,058,172
Government National Mortgage Association(e) CMO IO Series 2014-190 Class AI 12/20/38	3.500%	2,089,005	340,797
Government National Mortgage Association(f) 01/21/46	3.000%	2,000,000	2,027,110
Total Residential Mortgage-Backed Securities — Agency (Cost: $14,175,328)			14,350,601

Residential Mortgage-Backed Securities — Non-Agency 12.6%

Apollo Residential Mortgage Securitization Trust CMO Series 2013-1 Class A(b) 05/25/47	4.000%	1,219,619	1,217,425
BCAP LLC Trust CMO Series 2012-RR11 Class 9A2(b) 07/26/37	4.000%	3,741,284	3,766,421
CAM Mortgage Trust Series 2015-1 Class A(b)(d) 07/15/64	3.500%	1,261,787	1,255,573
COLT LLC Series 2015-A Class A1(b)(d) 07/27/20	3.422%	837,138	837,138
CTS Corp.(b) 02/27/36	3.750%	924,497	908,030
Citigroup Mortgage Loan Trust, Inc. CMO Series 2013-2 Class 1A1(b)(d) 11/25/37	2.809%	1,090,673	1,092,357
Credit Suisse Mortgage Capital Certificates(b) CMO Series 2010-9R Class 7A5 05/27/37	4.000%	1,993,845	1,994,934
Credit Suisse Mortgage Capital Certificates(b)(d) Series 2008-4R Class 3A4 01/26/38	2.873%	3,250,000	3,032,722
Credit Suisse Securities (USA) LLC CMO Series 2014-RPL1 Class A3(b) 02/25/54	3.958%	1,250,000	1,213,905
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust CMO Series 2003-1 Class 1A7 04/25/33	5.500%	505,600	504,321
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $15,873,359)			15,822,826

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Commercial Mortgage-Backed Securities — Non-Agency 3.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage Securities Trust Series 2007-GG10 Class AM(d) 08/10/45	5.795%	2,750,000	2,707,024
Invitation Homes Trust Series 2015-SFR3 Class F(b)(d) 08/17/32	5.081%	1,000,000	979,865
Rialto Real Estate Fund LLC Subordinated, Series 2015-LT7 Class B(b) 12/25/32	5.071%	1,000,000	999,104
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $4,807,199)			4,685,993

Asset-Backed Securities — Non-Agency 3.8%

Ares CLO Ltd. Series 2014-32A Class C(b)(d) 11/15/25	4.562%	750,000	700,458
Ares XXXVII CLO Ltd. Series 2015-4A Class D1(b)(d) 10/15/26	7.126%	500,000	463,192
GMAC Mortgage Home Equity Loan Trust Series 2004-HE5 Class A5 (FGIC) 09/25/34	5.865%	112,000	114,255
New York Mortgage Trust Residential LLC Series 2013-RP1A Class A(b)(d) 07/25/18	4.250%	1,260,033	1,272,300
Octagon Investment Partners XXII Ltd. Series 2014-1A Class D1(b)(d) 11/22/25	4.220%	2,500,000	2,277,520
Total Asset-Backed Securities — Non-Agency (Cost: $4,990,527)			4,827,725

Inflation-Indexed Bonds(a) 0.6%

BRAZIL 0.2%
Brazil Notas do Tesouro Nacional 08/15/30	6.000%	BRL	886,730	203,866
MEXICO 0.4%
Mexican Udibonos 11/15/40	4.000%	MXN	9,147,998	537,482
Total Inflation-Indexed Bonds (Cost: $1,011,332)				741,348

Foreign Government Obligations(a)(g) 12.0%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
ARGENTINA 0.4%
Argentina Bonar Bonds 04/17/17	7.000%		100,410	103,021
Provincia de Buenos Aires(b) 06/09/21	9.950%		150,000	154,894
Provincia de Cordoba(b) 08/17/17	12.375%		199,000	205,965
Total				463,880
BRAZIL 0.5%
Brazil Notas do Tesouro Nacional Series F 01/01/25	10.000%	BRL	2,000,000	361,567
Petrobras Global Finance BV 03/15/19	7.875%		298,000	263,730
Total				625,297
COLOMBIA 1.0%
Colombia Government International Bond 06/28/27	9.850%	COP	1,500,000,000	539,376
Ecopetrol SA 05/28/45	5.875%		560,000	397,600
Empresas Publicas de Medellin ESP(b) 02/01/21	8.375%	COP	766,000,000	230,390
09/10/24	7.625%	COP	136,000,000	36,968
Total				1,204,334
COSTA RICA 0.2%
Costa Rica Government International Bond(b) 03/12/45	7.158%		357,000	297,649
CROATIA 0.3%
Croatia Government International Bond(b) 01/26/24	6.000%		425,000	442,735
DOMINICAN REPUBLIC 1.0%
Banco de Reservas de La Republica Dominicana Subordinated(b) 02/01/23	7.000%		208,000	203,993
Dominican Republic International Bond 02/10/23	14.500%	DOP	3,600,000	91,174
Dominican Republic International Bond(b) 01/08/21	14.000%	DOP	5,392,000	130,020
04/20/27	8.625%		468,000	542,880
04/30/44	7.450%		281,000	280,649
Total				1,248,716

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Foreign Government Obligations(a)(g) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
ECUADOR 0.1%
Ecuador Government International Bond(b) 03/24/20	10.500%		200,000	161,000
GEORGIA 0.2%
Georgian Railway JSC(b) 07/11/22	7.750%		312,000	316,680
HUNGARY 1.3%
Hungary Government Bond 06/24/25	5.500%	HUF	210,000,000	845,381
Hungary Government International Bond 11/22/23	5.750%		712,000	796,657
Total				1,642,038
INDONESIA 0.9%
Indonesia Government International Bond(b) 04/25/22	3.750%		200,000	191,580
01/15/45	5.125%		200,000	180,869
Indonesia Treasury Bond 03/15/24	8.375%	IDR	9,300,000,000	655,939
Majapahit Holding BV(b) 06/29/37	7.875%		138,000	149,040
Total				1,177,428
IVORY COAST 0.2%
Ivory Coast Government International Bond(b)(d) 12/31/32	5.750%		309,000	274,683
KAZAKHSTAN 0.2%
Kazakhstan Government International Bond 07/21/45	6.500%		200,000	196,608
MALAYSIA 0.1%
Petronas Capital Ltd.(b) 08/12/19	5.250%		75,000	80,816
MEXICO 1.2%
Comision Federal de Electricidad(b) 01/15/24	4.875%		329,000	324,065
Mexican Bonos 06/10/21	6.500%	MXN	50,000	3,001
06/09/22	6.500%	MXN	6,480,000	387,013
06/03/27	7.500%	MXN	1,980,000	124,710
Pemex Finance Ltd. 11/15/18	9.150%		232,500	250,104
(NPFGC) 08/15/17	10.610%		94,063	100,618

Foreign Government Obligations(a)(g) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Petroleos Mexicanos 09/12/24	7.190%	MXN	260,000	13,966
11/12/26	7.470%	MXN	4,700,000	245,247
Petroleos Mexicanos(b) 01/23/26	4.500%		102,000	90,331
Total				1,539,055
PARAGUAY 0.2%
Republic of Paraguay(b) 08/11/44	6.100%		212,000	205,110
PERU 0.3%
Corporacion Financiera de Desarrollo SA(b) 02/08/22	4.750%		300,000	309,000
Peruvian Government International Bond(b) 08/12/26	8.200%	PEN	135,000	41,651
Total				350,651
PHILIPPINES 0.1%
Power Sector Assets & Liabilities Management Corp.(b) 12/02/24	7.390%		120,000	155,550
REPUBLIC OF NAMIBIA 0.2%
Namibia International Bonds(b) 11/03/21	5.500%		200,000	201,040
REPUBLIC OF THE CONGO —%
Congolese International Bond(b)(d) 06/30/29	4.000%		28,215	22,149
ROMANIA 0.7%
Romania Government Bond 02/24/25	4.750%	RON	3,405,000	881,243
RUSSIAN FEDERATION 1.0%
Gazprom Neft OAO Via GPN Capital SA(b) 09/19/22	4.375%		426,000	374,347
Gazprom OAO Via Gaz Capital SA 02/06/28	4.950%		425,000	358,594
Gazprom OAO Via Gaz Capital SA(b) 03/07/22	6.510%		380,000	382,280
Russian Foreign Bond — Eurobond(b) 04/04/42	5.625%		200,000	188,700
Total				1,303,921
SERBIA 0.2%
Serbia International Bond(b) 12/03/18	5.875%		200,000	210,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Foreign Government Obligations(a)(g) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TRINIDAD AND TOBAGO 0.4%
Petroleum Co. of Trinidad & Tobago Ltd.(b) 08/14/19	9.750%	498,000	517,920
TURKEY 1.1%
Export Credit Bank of Turkey(b) 04/24/19	5.875%	200,000	207,000
09/23/21	5.000%	200,000	195,500
Turkey Government International Bond 02/05/25	7.375%	798,000	931,745
Total			1,334,245
ZAMBIA 0.2%
Zambia Government International Bond(b) 04/14/24	8.500%	318,000	252,142
Total Foreign Government Obligations (Cost: $16,349,114)			15,105,390

Municipal Bonds 0.1%

CALIFORNIA 0.1%
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004(b)(c)(h)(i) 10/01/11	0.000%	332,106	165,814
Total Municipal Bonds (Cost: $332,106)			165,814

Senior Loans 7.1%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.2%
TASC, Inc. 1st Lien Term Loan(d)(j) 05/22/20	7.000%	296,693	291,501
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.3%
RCS Capital Corp. 1st Lien Term Loan(d)(j) 04/29/19	7.500%	467,949	388,397
Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
BUILDING MATERIALS 0.1%
Contech Engineered Solutions LLC Term Loan(d)(j) 04/29/19	6.250%	146,625	146,258
CABLE AND SATELLITE 0.3%
Encompass Digital Media, Inc. Tranche B 1st Lien Term Loan(d)(j) 06/06/21	5.500%	434,427	423,566
CHEMICALS 1.4%
Ascend Performance Materials Operations LLC Tranche B Term Loan(d)(j) 04/10/18	6.750%	290,201	269,707
HII Holding Corp. 2nd Lien Term Loan(d)(j) 12/21/20	9.750%	500,000	493,125
Ravago Holdings America, Inc. Term Loan(d)(j) 12/20/20	5.500%	982,500	974,316
Total			1,737,148
CONSUMER CYCLICAL SERVICES 0.1%
Creative Artists Agency LLC Term Loan(d)(j) 12/17/21	5.500%	124,063	123,442
CONSUMER PRODUCTS 0.2%
Fender Musical Instruments Corp. Term Loan(d)(j) 04/03/19	5.750%	86,250	85,100
Varsity Brands, Inc. 1st Lien Term Loan(d)(j) 12/10/21	5.000%	99,000	97,928
Total			183,028
DIVERSIFIED MANUFACTURING 0.1%
William Morris Endeavor Entertainment LLC 2nd Lien Term Loan(d)(j) 05/06/22	8.250%	150,000	130,500
ELECTRIC 0.9%
TPF Generation Holdings LLC Term Loan(d)(j) 12/31/17	4.750%	989,838	871,057
Texas Competitive Electric Holdings Co. LLC Term Loan(d)(j) 06/30/16	4.726%	624,902	187,084

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Windsor Financing LLC Tranche B Term Loan(d)(j) 12/05/17	6.250%	102,578	101,552
Total			1,159,693
ENVIRONMENTAL 0.2%
STI Infrastructure SARL Term Loan(d)(j) 08/22/20	6.250%	339,230	288,346
GAMING 1.2%
Amaya Holdings BV Tranche B 1st Lien Term Loan(d)(j) 08/01/21	5.000%	496,250	463,994
Cannery Casino Resorts LLC 2nd Lien Term Loan(d)(j) 10/02/19	0.000%	103,548	98,111
Scientific Games International, Inc. Tranche B2 Term Loan(d)(j) 10/01/21	6.000%	990,000	899,484
Total			1,461,589
INDEPENDENT ENERGY 0.1%
Samson Investment Co. Tranche 1 2nd Lien Term Loan(c)(d)(j) 09/25/18	0.000%	530,000	24,290
Templar Energy LLC 2nd Lien Term Loan(d)(j) 11/25/20	8.500%	1,000,000	105,000
Total			129,290
MEDIA AND ENTERTAINMENT 0.3%
Radio One, Inc. Term Loan(d)(j) 12/31/18	5.110%	124,375	125,930
iHeartCommunications, Inc. Tranche D Term Loan(d)(j) 01/30/19	7.174%	417,100	291,077
Total			417,007
OIL FIELD SERVICES 0.4%
Drillships Financing Holding, Inc. Tranche B1 Term Loan(d)(j) 03/31/21	6.000%	873,190	346,002
Fieldwood Energy LLC 2nd Lien Term Loan(d)(j) 09/30/20	8.375%	1,000,000	150,000
Total			496,002

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
OTHER INDUSTRY 0.3%
Sensus U.S.A., Inc. 2nd Lien Term Loan(d)(j) 05/09/18	8.500%	350,000	339,500
PAPER 0.3%
Caraustar Industries, Inc. Term Loan(d)(j) 05/01/19	8.000%	348,335	346,158
RETAILERS 0.3%
Academy Ltd. Term Loan(d)(j) 07/01/22	5.000%	70,515	67,871
Sports Authority, Inc. (The) Tranche B Term Loan(d)(j) 11/16/17	7.500%	948,449	284,535
Total			352,406
TECHNOLOGY 0.4%
Dell International LLC Tranche B2 Term Loan(d)(j) 04/29/20	4.000%	99,500	98,700
Infogroup, Inc. Tranche B Term Loan(d)(j) 05/26/18	7.000%	246,852	230,394
Mitel US Holdings, Inc. Term Loan(d)(j) 04/29/22	5.500%	149,250	147,261
Total			476,355
Total Senior Loans (Cost: $13,277,451)			8,890,186

Common Stocks —%

Issuer	Shares	Value
FINANCIALS —%
Diversified Financial Services —%
Fairlane Management Corp.(h)(k)(l)(m)	2,000	—
Total Financials		—
Total Common Stocks (Cost: $—)		—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Options Purchased Puts 0.1%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(n)	10,000,000	2.15	09/09/16	88,439

Total Options Purchased Puts
(Cost: $142,500)        88,439

Money Market Funds 4.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(o)(p)	6,187,337	6,187,337
Total Money Market Funds (Cost: $6,187,337)		6,187,337
Total Investments (Cost: $141,572,090)		131,506,753
Other Assets & Liabilities, Net		(5,654,078)
Net Assets		125,852,675

At December 31, 2015, cash totaling $803,847 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2015

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	01/29/16	252,000,000	HUF	877,804	USD	9,909	—
Barclays	01/29/16	1,038,692	USD	17,930,000	MXN	—	(193)
Citi	01/22/16	3,129,870	EUR	3,455,824	USD	52,967	—
Citi	01/22/16	1,308,176	USD	11,100,000	SEK	7,454	—
Deutsche Bank	01/29/16	3,892,000	RON	941,917	USD	5,860	—
HSBC	01/15/16	7,900,000,000	IDR	558,422	USD	—	(12,037)
HSBC	01/27/16	1,000,000,000	COP	298,534	USD	—	(15,751)
HSBC	01/29/16	1,700,000,000	COP	509,302	USD	—	(24,870)
HSBC	01/29/16	431,189	USD	300,000,000	CLP	—	(9,034)
HSBC	01/29/16	1,298,342	USD	157,000,000	JPY	8,544	—
Morgan Stanley	01/29/16	1,310,987	USD	5,100,000	PLN	—	(11,600)
State Street	01/15/16	3,879,000	NZD	2,559,636	USD	—	(91,532)
State Street	01/29/16	870,000	CAD	624,825	USD	—	(3,957)
Standard Chartered	01/29/16	4,014,000	BRL	987,211	USD	—	(18,549)
Standard Chartered	01/29/16	1,523,000,000	KRW	1,296,501	USD	891	—
UBS	01/19/16	360,000	EUR	394,070	USD	2,701	—
Total						88,326	(187,523)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
AUST 10Y BOND	47	AUD	4,345,923	03/2016	522	—
Euro-BTP	6	EUR	899,307	03/2016	105	—
US 2YR NOTE (CBT)	24	USD	5,213,625	03/2016	—	(8,287)
Total			10,458,855		627	(8,287)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO-BUND	(5)	EUR	(858,098)	03/2016	8,501	—
US 10YR NOTE (CBT)	(256)	USD	(32,232,000)	03/2016	118,675	—
US 5YR NOTE (CBT)	(205)	USD	(24,255,664)	03/2016	84,994	—
US ULTRA BOND CBT	(9)	USD	(1,428,188)	03/2016	—	(8,353)
Total			(58,773,950)		212,170	(8,353)

Credit Default Swap Contracts Outstanding at December 31, 2015.
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Markit CDX Emerging Markets Index, Series 24 Version 1	12/20/2020	1.000	6,272,000	699,496	(683,258)	(1,917)	14,321	—
Barclays	Markit CDX Emerging Markets Index, Series 24 Version 1	12/20/2020	1.000	931,000	103,831	(104,562)	(285)	—	(1,016)
Barclays	Republic of South Africa	12/20/2020	1.000	765,000	76,503	(78,753)	(234)	—	(2,484)
Barclays	Republic of South Africa	12/20/2020	1.000	735,000	73,503	(75,369)	(225)	—	(2,091)
Goldman Sachs International	Republic of Turkey	12/20/2020	1.000	1,570,000	113,720	(132,979)	(479)	—	(19,738)
Total								14,321	(25,329)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Credit Default Swap Contracts Outstanding at December 31, 2015
Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	Markit CDX North America High Yield Index, Series 25 Version 1	12/20/2020	5.000	4.760	1,300,000	13,648	—	1,986	15,634	—

* Centrally cleared swap contract

**Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swap Contracts Outstanding at December 31, 2015

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	U.S. CPI Urban Consumers NSA	Receive	1.971	12/15/2045	USD	1,500,000	—	33,704	—
JPMorgan	U.S. CPI Urban Consumers NSA	Receive	1.985	3/23/2025	USD	4,000,000	—	—	(59,349)
Morgan Stanley	U.S. CPI Urban Consumers NSA	Receive	1.960	2/11/2025	USD	1,000,000	—	—	(21,493)
Morgan Stanley*	28-Day MXN TIIE-Banxico	Pay	6.361	10/24/2025	MXN	17,000,000	(9)	1,556	—
Total								35,260	(80,842)

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2015, the value of these securities amounted to $55,780,291 or 44.32% of net assets.

(c)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2015, the value of these securities amounted to $660,834, which represents 0.53% of net assets.

(d)  Variable rate security.

(e)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(f)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(g)  Principal and interest may not be guaranteed by the government.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

(h)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at December 31, 2015 was $165,814, which represents 0.13% of net assets. Information concerning such security holdings at December 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004 10/01/11 0.000%	10/4/2004	332,106
Fairlane Management Corp.	9/23/2002	—

(i)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At December 31, 2015, the value of these securities amounted to $165,814 or 0.13% of net assets.

(j)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(k)  Negligible market value.

(l)  Non-income producing investment.

(m)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2015, the value of these securities amounted to $0, which represents less than 0.01% of net assets.

(n)  Purchased swaption contracts outstanding at December 31, 2015:

Purchased Swaption Contracts Outstanding at December 31, 2015

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Receive	2.150	9/13/2021	10,000,000	142,500	88,439

(o)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(p)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	34,365,790	768,472,250	(796,650,703)	6,187,337	45,087	6,187,337

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

PIK    Payment-in-Kind

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Currency Legend (continued)

CAD  Canadian Dollar

CLP  Chilean Peso

COP  Colombian Peso

DOP  Dominican Republic Peso

EUR  Euro

HUF  Hungarian Forint

IDR  Indonesian Rupiah

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NZD  New Zealand Dollar

PEN  Peru Nuevos Soles

PLN  Polish Zloty

RON  Romania, New Lei

SEK  Swedish Krona

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments
Corporate Bonds & Notes	—	60,641,094	—		60,641,094
Residential Mortgage-Backed Securities — Agency	—	14,350,601	—		14,350,601
Residential Mortgage-Backed Securities — Non-Agency	—	11,646,328	4,176,498		15,822,826
Commercial Mortgage-Backed Securities — Non-Agency	—	4,685,993	—		4,685,993
Asset-Backed Securities — Non-Agency	—	4,827,725	—		4,827,725
Inflation-Indexed Bonds	—	741,348	—		741,348
Foreign Government Obligations	—	14,975,370	130,020		15,105,390
Municipal Bonds	—	165,814	—		165,814
Senior Loans	—	6,353,403	2,536,783		8,890,186
Common Stocks
Financials	—	—	0	(a)	0	(a)
Options Purchased Puts	—	88,439	—		88,439
Money Market Funds	—	6,187,337	—		6,187,337
Total Investments	—	124,663,452	6,843,301		131,506,753

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	88,326	—	88,326
Futures Contracts	212,797	—	—	212,797
Swap Contracts	—	65,215	—	65,215
Liabilities
Forward Foreign Currency Exchange Contracts	—	(187,523)	—	(187,523)
Futures Contracts	(16,640)	—	—	(16,640)
Swap Contracts	—	(106,171)	—	(106,171)
Total	196,157	124,523,299	6,843,301	131,562,757

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	34,365,790	34,365,790	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)		Residential Mortgage- Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Senior Loans ($)	Common Stocks ($)		Total ($)
Balance as of December 31, 2014	0	(a)	21,044,502	6,614,080	1,987,012	5,729,851	0	(a)	35,375,445
Increase (decrease) in accrued discounts/premiums	—		(12,912)	—	(675)	322	—		(13,265)
Realized gain (loss)	—		(78,307)	—	104,340	(14,430)	—		11,603
Change in unrealized appreciation (depreciation)(b)	—		(200,653)	—	(55,861)	(55,897)	—		(312,411)
Sales	0	(a)	(18,568,632)	—	(1,904,796)	(2,492,069)	—		(22,965,497)
Purchases	—		1,992,500	—	—	616,122	—		2,608,622
Transfers into Level 3	—		—	—	—	946,456	—		946,456
Transfers out of Level 3	—		—	(6,614,080)	—	(2,193,572)	—		(8,807,652)
Balance as of December 31, 2015	—		4,176,498	—	130,020	2,536,783	0	(a)	6,843,301

(a) Rounds to zero.

(b) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2015 was $(210,147), which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $(94,081), Foreign Government Obligations of $(34,146) and Senior Loans of $(81,920).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans, foreign government obligations, and residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $135,242,253)	$125,230,977
Affiliated issuers (identified cost $6,187,337)	6,187,337
Options purchased (identified cost $142,500)	88,439
Total investments (identified cost $141,572,090)	131,506,753
Cash	116,601
Foreign currency (identified cost $45,872)	46,136
Margin deposits	803,847
Unrealized appreciation on forward foreign currency exchange contracts	88,326
Unrealized appreciation on swap contracts	48,025
Premiums paid on outstanding swap contracts	1,074,930
Receivable for:
Investments sold	7,509,157
Investments sold on a delayed delivery basis	2,996,906
Capital shares sold	464,434
Dividends	1,367
Interest	1,538,642
Foreign tax reclaims	81,506
Variation margin	3,566
Prepaid expenses	443
Trustees' deferred compensation plan	49,886
Total assets	146,330,525
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	187,523
Unrealized depreciation on swap contracts	106,171
Payable for:
Investments purchased	7,514,727
Investments purchased on a delayed delivery basis	12,292,833
Capital shares purchased	40,776
Interest on foward sale commitments	7,500
Variation margin	140,677
Investment management fees	56,600
Distribution and/or service fees	7,492
Transfer agent fees	6,407
Administration fees	7,476
Compensation of board members	787
Chief compliance officer expenses	18
Other expenses	58,977
Trustees' deferred compensation plan	49,886
Total liabilities	20,477,850
Net assets applicable to outstanding capital stock	$125,852,675

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

Represented by
Paid-in capital	$113,585,762
Undistributed net investment income	14,777,640
Accumulated net realized gain	7,523,938
Unrealized appreciation (depreciation) on:
Investments	(10,011,276)
Foreign currency translations	(25,332)
Forward foreign currency exchange contracts	(99,197)
Futures contracts	196,157
Options purchased	(54,061)
Swap contracts	(40,956)
Total — representing net assets applicable to outstanding capital stock	$125,852,675
Class 1
Net assets	$89,998,375
Shares outstanding	20,226,590
Net asset value per share	$4.45
Class 2
Net assets	$35,854,300
Shares outstanding	8,136,645
Net asset value per share	$4.41

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — affiliated issuers	$45,087
Interest	21,212,359
Total income	21,257,446
Expenses:
Investment management fees	2,274,318
Distribution and/or service fees
Class 2	88,843
Transfer agent fees
Class 1	237,008
Class 2	21,322
Administration fees	293,749
Compensation of board members	26,029
Custodian fees	43,150
Printing and postage fees	34,616
Audit fees	39,958
Legal fees	16,470
Chief compliance officer expenses	184
Other	18,898
Total expenses	3,094,545
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(67,066)
Total net expenses	3,027,479
Net investment income	18,229,967
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,170,674
Foreign currency translations	(172,741)
Forward foreign currency exchange contracts	10,230,558
Futures contracts	(4,733,309)
Swap contracts	(2,111,231)
Net realized gain	5,383,951
Net change in unrealized appreciation (depreciation) on:
Investments	(588,960)
Foreign currency translations	70,320
Forward foreign currency exchange contracts	(1,694,174)
Futures contracts	207,146
Options purchased	(54,061)
Swap contracts	2,649,168
Net change in unrealized appreciation	589,439
Net realized and unrealized gain	5,973,390
Net increase in net assets resulting from operations	$24,203,357

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$18,229,967	$52,746,130
Net realized gain	5,383,951	19,155,866
Net change in unrealized appreciation (depreciation)	589,439	(23,651,348)
Net increase in net assets resulting from operations	24,203,357	48,250,648
Distributions to shareholders
Net investment income
Class 1	(36,796,280)	(40,834,891)
Class 2	(13,249,306)	(1,035,451)
Net realized gains
Class 1	(12,417,358)	(13,006,960)
Class 2	(4,502,537)	(356,744)
Total distributions to shareholders	(66,965,481)	(55,234,046)
Decrease in net assets from capital stock activity	(766,131,580)	(240,710,194)
Total decrease in net assets	(808,893,704)	(247,693,592)
Net assets at beginning of year	934,746,379	1,182,439,971
Net assets at end of year	$125,852,675	$934,746,379
Undistributed net investment income	$14,777,640	$48,932,920

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	811,160	6,568,693	15,103,761	135,283,846
Distributions reinvested	10,606,387	49,213,638	6,076,958	53,841,851
Redemptions	(94,676,082)	(842,528,456)	(48,449,007)	(428,594,367)
Net decrease	(83,258,535)	(786,746,125)	(27,268,288)	(239,468,670)
Class 2 shares
Subscriptions	1,333,484	8,233,310	462,414	4,111,110
Distributions reinvested	3,859,096	17,751,843	157,845	1,392,195
Redemptions	(956,128)	(5,370,608)	(755,263)	(6,744,829)
Net increase (decrease)	4,236,452	20,614,545	(135,004)	(1,241,524)
Total net decrease	(79,022,083)	(766,131,580)	(27,403,292)	(240,710,194)

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015		2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$8.71		$8.77	$9.37	$8.73	$8.83
Income from investment operations:
Net investment income	0.34		0.39	0.40	0.42	0.45
Net realized and unrealized gain (loss)	(0.32	)(a)	(0.05)	(0.37)	0.63	0.13	(a)
Total from investment operations	0.02		0.34	0.03	1.05	0.58
Less distributions to shareholders:
Net investment income	(3.20)		(0.30)	(0.40)	(0.41)	(0.68)
Net realized gains	(1.08)		(0.10)	(0.23)	—	—
Total distributions to shareholders	(4.28)		(0.40)	(0.63)	(0.41)	(0.68)
Net asset value, end of period	$4.45		$8.71	$8.77	$9.37	$8.73
Total return	(1.77%)		3.77%	0.37%	12.25%	6.80%
Ratios to average net assets(b)
Total gross expenses	0.69%		0.67%	0.67%	0.67%	0.68%
Total net expenses(c)	0.68%		0.67%	0.67%	0.65%	0.58	%(d)
Net investment income	4.23%		4.39%	4.37%	4.63%	5.22%
Supplemental data
Net assets, end of period (in thousands)	$89,998		$900,978	$1,147,222	$1,011,055	$1,044,575
Portfolio turnover	192%		130%	116%	112%	95%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015		2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$8.66		$8.73	$9.33	$8.69	$8.79
Income from investment operations:
Net investment income	0.26		0.37	0.37	0.40	0.43
Net realized and unrealized gain (loss)	(0.25	)(a)	(0.07)	(0.37)	0.62	0.13	(a)
Total from investment operations	0.01		0.30	—	1.02	0.56
Less distributions to shareholders:
Net investment income	(3.18)		(0.27)	(0.37)	(0.38)	(0.66)
Net realized gains	(1.08)		(0.10)	(0.23)	—	—
Total distributions to shareholders	(4.26)		(0.37)	(0.60)	(0.38)	(0.66)
Net asset value, end of period	$4.41		$8.66	$8.73	$9.33	$8.69
Total return	(1.93%)		3.41%	0.12%	11.96%	6.56%
Ratios to average net assets(b)
Total gross expenses	0.98%		0.92%	0.92%	0.93%	1.08%
Total net expenses(c)	0.94%		0.92%	0.92%	0.90%	0.91	%(d)
Net investment income	4.23%		4.14%	4.11%	4.36%	5.01%
Supplemental data
Net assets, end of period (in thousands)	$35,854		$33,769	$35,218	$37,516	$30,869
Portfolio turnover	192%		130%	116%	112%	95%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Strategic Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage the duration and yield curve exposure of the fund versus the benchmark. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. The Fund purchased or wrote interest rate swaption contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present

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39

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	29,955	*
Credit risk	Premiums paid on outstanding swap contracts	1,074,921
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	88,326
Interest rate risk	Net assets — unrealized appreciation on futures contracts	212,797	*
Interest rate risk	Investments, at value — Options purchased	88,439
Interest rate risk	Net assets — unrealized appreciation on swap contracts	35,260	*
Interest rate risk	Premiums paid on outstanding swap contracts	9
Total		1,529,707
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	25,329	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	187,523
Interest rate risk	Net assets — unrealized depreciation on futures contracts	16,640	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	80,842	*
Total		310,334

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	1,666,160	1,666,160
Foreign exchange risk	10,230,558	—	—	10,230,558
Interest rate risk	—	(4,733,309)	(3,777,391)	(8,510,700)
Total	10,230,558	(4,733,309)	(2,111,231)	3,386,018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(933,962)	(933,962)
Foreign exchange risk	(1,694,174)	—	—	—	(1,694,174)
Interest rate risk	—	207,146	(54,061)	3,583,130	3,736,215
Total	(1,694,174)	207,146	(54,061)	2,649,168	1,108,079

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	49,711,272
Futures contracts — Short	88,394,458
Credit default swap contracts — buy protection	8,304,500
Credit default swap contracts — sell protection	16,625,000
Derivative Instrument	Average Market Value ($)**
Options contracts — Purchased	28,835
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	612,036	(137,988)
Interest rate swap contracts	28,086	(1,636,412)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

**Based on the monthly outstanding amounts for the year ended December 31, 2015.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2015:

	Barclays ($)	Citi ($)	Deutsche Bank ($)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)(e)	Morgan Stanley ($)(e)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts(a)	—	—	—	—	—	—	—	2,441	—	—	—	2,441
Forward foreign currency exchange contracts	9,909	60,421	5,860	—	8,544	—	—	—	891	—	2,701	88,326
Options purchased puts	88,439	—	—	—	—	—	—	—	—	—	—	88,439
OTC credit default swap contracts(b)	950,672	—	—	113,241	—	—	—	—	—	—	—	1,063,913
OTC interest rate swap contracts(b)	—	33,704	—	—	—	—	—	—	—	—	—	33,704
Total Assets	1,049,020	94,125	5,860	113,241	8,544	—	—	2,441	891	—	2,701	1,276,823
Liabilities
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	—	—	1,169	—	—	—	1,169
Forward foreign currency exchange contracts	193	—	—	—	61,692	—	11,600	—	18,549	95,489	—	187,523
OTC interest rate swap contracts(b)	—	—	—	—	—	59,349	21,493	—	—	—	—	80,842
Total Liabilities	193	—	—	—	61,692	59,349	33,093	1,169	18,549	95,489	—	269,534
Total Financial and Derivative Net Assets	1,048,827	94,125	5,860	113,241	(53,148)	(59,349)	(33,093)	1,272	(17,658)	(95,489)	2,701	1,007,289
Total collateral received (pledged)(c)	980,000	—	—	10,000	—	—	—	—	—	—	—	990,000
Net Amount(d)	68,827	94,125	5,860	103,241	(53,148)	(59,349)	(33,093)	1,272	(17,658)	(95,489)	2,701	17,289

(a) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d) Represents the net amount due from/ (to) counterparties in the event of default.

(e) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it

Annual Report 2015
43

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2015
44

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.530% to 0.353% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.53% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the

Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliated Funds

For the year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $494,401 and $62,841,635, respectively. The sale transactions resulted in a net realized gain of $1,255,557.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses

Annual Report 2015
45

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	0.69%	0.68%	0.69%
Class 2	0.94	0.93	0.94

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign capital gains tax, foreign currency transactions, derivative investments, swap reclassifications, swap investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(2,339,661)
Accumulated net realized gain	2,343,154
Paid-in capital	(3,493)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$54,147,431	$41,870,342
Long-term capital gains	12,818,050	13,363,703
Total	66,965,481	55,234,045

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,001,673
Undistributed long-term capital gains	7,762,398
Net unrealized depreciation	(10,142,924)

At December 31, 2015, the cost of investments for federal income tax purposes was $141,649,677 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,872,770
Unrealized depreciation	(13,015,694)
Net unrealized depreciation	$(10,142,924)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $813,462,160 and $1,596,118,859, respectively, for the year ended December 31, 2015, of which $649,813,258 and $665,541,568, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the

Annual Report 2015
46

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, one unaffiliated shareholder of record owned 21.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 75.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the

Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a

Annual Report 2015
47

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the

Annual Report 2015
48

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
49

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Strategic Income Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

Annual Report 2015
50

COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations:

Capital Gain Dividend	$8,202,869

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None

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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — STRATEGIC INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
57

Columbia Variable Portfolio — Strategic Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

C-1522 F (2/16)

ANNUAL REPORT

December 31, 2015

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	20
Trustees and Officers	21
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Variable Portfolio — Multi-Manager Diversified Income Fund (the Fund) Class 2 shares returned -0.91% for the 12-month period that ended December 31, 2015.

■  During the same time period, the Fund slightly outperformed its Blended Index, which returned -1.00%, and underperformed the Barclays U.S. Aggregate Bond Index, which returned 0.55%.

■  A position in equities helped the Fund outperform its Blended Index. Emerging market and investment-grade bonds hampered results relative to both benchmarks.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	Life
Class 2	06/24/14	-0.91	-0.97
Blended Index		-1.00	-0.63
Barclays U.S. Aggregate Bond Index		0.55	1.89

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, a weighted custom composite established by the Investment Manager, consists of 40% Barclays U.S. Aggregate Bond Index, 35% Barclays U.S. Corporate High-Yield Index, 15% JPMorgan Emerging Markets Bond Index (EMBI) — Global and 10% Russell 1000 Index. The Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year. The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 24, 2014 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Multi-Manager Diversified Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

David Weiss, CFA*

Dan Boncarosky, CFA

*Effective February 1, 2016, Mr. Weiss was named a Portfolio Manager of the Fund. Kent Bergene no longer serves as a Portfolio Manager of the Fund.

Portfolio Breakdown (%) (at December 31, 2015)
Equity Funds	10.5
Exchange-Traded Funds	1.8
Fixed-Income Funds	86.7
Money Market Funds	1.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -0.91%. During the same time period, the Fund slightly outperformed its Blended Index, which returned -1.00%, and underperformed the Barclays U.S. Aggregate Bond Index, which returned 0.55%. A position in equities helped the Fund outperform its Blended Index. Emerging market and investment-grade bonds hampered results relative to both benchmarks.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued with China's slowdown heading the list of disappointments. Ongoing conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, the labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales and solid holiday spending. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Economic growth in developed countries outside the United States was lackluster. A weaker currency benefited eurozone countries, as did accommodative bank lending standards. However, eurozone economic growth was estimated at less than 2.0% for the year. The weakness in commodity markets helped drive both Russia and Brazil into recession. Emerging markets growth continued to slow, and China's economy slowed more than expected. We believe Chinese policymakers' reaction to capital outflows and slowing growth will influence the overall direction of global risk assets throughout year ahead. In Japan, policymakers sought to raise inflation as they struggled to maintain growth.

For U.S. investors, solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets, as a strong dollar weighed on returns from overseas investments that were denominated in dollars. The U.S. bond market eked out a fractional positive return, led by the shortest duration, highest quality bonds. High-yield bonds gave up the most ground during the year.

In December, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point. The stock market's initial reaction to this move was positive, as many investors viewed the policy change as a vote of confidence in the strength of the U.S. economy.

Annual Report 2015
4

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Significant Performance Factors

The Fund seeks a high level of current income, with capital preservation as a secondary objective. Generally, the Fund will seek to achieve this objective by investing in a diversified mix of income-generating securities, including equities, core fixed-income investments, high-yield and emerging market bonds.

The Fund's positions in emerging market and investment-grade bonds hampered results relative to its benchmarks. A position in equities helped the Fund outperform its Blended Index. Disappointing performance, however, for underlying funds weighed on equity market returns. The Fund's high-yield position held up better than the Blended Index, helped by a position in floating rate bonds.

Annual Report 2015
5

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	978.60	1,023.69	1.50	1.53	0.30	4.84	4.95	0.97

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Annual Report 2015
6

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 10.6%

	Shares	Value ($)
U.S. LARGE CAP 10.6%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	6,587	109,801
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	3,992	144,467
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	1,061	16,433
Total		270,701
Total Equity Funds (Cost: $267,777)		270,701

Fixed-Income Funds 87.6%

EMERGING MARKETS 17.0%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	49,507	434,175
HIGH YIELD 40.3%
Columbia Variable Portfolio — High Yield Bond Fund, Class 1(a)	149,274	964,307
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	8,143	65,716
Total		1,030,023
INVESTMENT GRADE 30.3%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1(a)	36,389	366,432
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	6,193	64,533

Fixed-Income Funds (continued)

	Shares	Value ($)
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	12,560	135,150
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	20,028	208,292
Total		774,407
Total Fixed-Income Funds (Cost: $2,343,010)		2,238,605

Exchange-Traded Funds 1.8%

iShares iBoxx $ Investment Grade Corporate Bond ETF	413	47,086
Total Exchange-Traded Funds (Cost: $49,856)		47,086

Money Market Funds 1.0%

Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	25,000	25,000
Total Money Market Funds (Cost: $25,000)		25,000
Total Investments (Cost: $2,685,643)		2,581,392
Other Assets & Liabilities, Net		(26,339)
Net Assets		2,555,053

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Cash Management Fund, Class 1	—	25,000	—	—	25,000	—	—	25,000
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	—	150,476	(41,202)	(400)	108,874	—	—	109,801
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	33,320	48,650	(83,302)	1,332	—	—	—	—
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	137,367	398,945	(80,377)	(7,509)	448,426	—	4,246	434,175
Columbia Variable Portfolio — High Yield Bond Fund, Class 1	317,322	841,869	(110,989)	(9,251)	1,038,951	—	54,757	964,307

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	21,284	63,203	(11,284)	(1,210)	71,993	502	5,235	65,716
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1	115,773	328,453	(70,891)	(1,803)	371,532	1,028	4,954	366,432
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	18,652	168,701	(43,096)	(880)	143,377	—	—	144,467
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	30,386	57,829	(22,605)	(197)	65,413	131	1,691	64,533
Variable Portfolio — American Century Diversified Bond Fund, Class 1	16,974	135,826	(14,129)	(538)	138,133	417	2,127	135,150
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	21,317	8,124	(29,436)	(5)	—	—	—	—
Variable Portfolio — NFJ Dividend Value Fund, Class 1	20,739	24,704	(46,035)	592	—	—	—	—
Variable Portfolio — Sit Dividend Growth Fund, Class 1	20,343	47,915	(53,618)	886	15,526	—	—	16,433
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	72,965	205,595	(70,017)	19	208,562	59	1,101	208,292
Total	826,442	2,505,290	(676,981)	(18,964)	2,635,787	2,137	74,111	2,534,306

(b)  Non-income producing investment.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2015.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	—	270,701	—	270,701
Fixed-Income Funds	—	2,238,605	—	2,238,605
Exchange-Traded Funds	47,086	—	—	47,086
Money Market Funds	—	25,000	—	25,000
Total Investments	47,086	2,534,306	—	2,581,392

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	743,739	743,739	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $49,856)	$47,086
Affiliated issuers (identified cost $2,635,787)	2,534,306
Total investments (identified cost $2,685,643)	2,581,392
Receivable for:
Investments sold	1,342
Expense reimbursement due from Investment Manager	208
Prepaid expenses	14
Trustees' deferred compensation plan	3,983
Total assets	2,586,939
Liabilities
Payable for:
Capital shares purchased	1,342
Distribution and/or service fees	17
Administration fees	1
Compensation of board members	132
Audit fees	18,000
Custodian fees	3,670
Printing and postage fees	4,005
Other expenses	736
Trustees' deferred compensation plan	3,983
Total liabilities	31,886
Net assets applicable to outstanding capital stock	$2,555,053
Represented by
Trust capital	$2,555,053
Total — representing net assets applicable to outstanding capital stock	$2,555,053
Class 2
Net assets	$2,555,053
Shares outstanding	269,443
Net asset value per share	$9.48

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$1,636
Dividends — affiliated issuers	74,111
Total income	75,747
Expenses:
Investment management fees	187
Distribution and/or service fees
Class 2	5,066
Transfer agent fees
Class 2	17
Administration fees	416
Compensation of board members	15,082
Custodian fees	17,035
Printing and postage fees	20,249
Audit fees	18,400
Legal fees	67
Chief compliance officer expenses	1
Other	3,163
Total expenses	79,683
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(73,563)
Total net expenses	6,120
Net investment income	69,627
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	(18,964)
Capital gain distributions from underlying affiliated funds	2,137
Net realized loss	(16,827)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(2,958)
Investments — affiliated issuers	(94,867)
Net change in unrealized depreciation	(97,825)
Net realized and unrealized loss	(114,652)
Net decrease in net assets from operations	$(45,025)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014(a)
Operations
Net investment income	$69,627	$5,319
Net realized loss	(16,827)	(2,552)
Net change in unrealized depreciation	(97,825)	(6,426)
Net decrease in net assets resulting from operations	(45,025)	(3,659)
Distributions to shareholders
Net investment income
Class 2	(70,701)	(3,407)
Total distributions to shareholders	(70,701)	(3,407)
Increase in net assets from capital stock activity	1,847,974	789,871
Total increase in net assets	1,732,248	782,805
Net assets at beginning of year	822,805	40,000
Net assets at end of year	$2,555,053	$822,805

(a) Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	210,829	2,093,597	80,516	799,347
Distributions reinvested	7,398	70,701	347	3,407
Redemptions	(32,337)	(316,324)	(1,310)	(12,883)
Net increase	185,890	1,847,974	79,553	789,871
Total net increase	185,890	1,847,974	79,553	789,871

(a) Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2015	2014(a)
Per share data
Net asset value, beginning of period	$9.85	$10.00
Income from investment operations:
Net investment income	0.34	0.14
Net realized and unrealized loss	(0.43)	(0.20)
Total from investment operations	(0.09)	(0.06)
Less distributions to shareholders:
Net investment income	(0.28)	(0.09)
Total distributions to shareholders	(0.28)	(0.09)
Net asset value, end of period	$9.48	$9.85
Total return	(0.91%)	(0.56%)
Ratios to average net assets(b)
Total gross expenses	3.93%	18.20	%(c)
Total net expenses(d)	0.30%	0.26	%(c)
Net investment income	3.44%	2.84	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,555	$823
Portfolio turnover	33%	28%

Notes to Financial Highlights

(a)  Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Variable Portfolio — Multi-Manager Diversified Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the NYSE on the valuation date.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2015
15

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Distributions from net investment income, if any, are made quarterly. Capital gains distributions, when available, will be made annually. All distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2015
16

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.01% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Subadvisory Agreement

The Fund's Board has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of December 31, 2015, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than Underlying Funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.02% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

Annual Report 2015
17

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

For the year ended December 31, 2015, the Fund's effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was less than 0.01%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rate as a percentage of the class' average daily net assets:

	Contractual Expense Cap May 1, 2015 Through April 30, 2016	Contractual Expense Cap Prior to May 1, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 2	0.97%	1.04%	0.97%

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,502,273 and $676,981, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 6. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or

Annual Report 2015
18

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly

(10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
19

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — Multi-Manager Diversified Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Multi-Manager Diversified Income Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

Annual Report 2015
20

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
21

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None

Annual Report 2015
22

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
23

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
24

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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28

VARIABLE PORTFOLIO — MULTI-MANAGER DIVERSIFIED INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
29

Variable Portfolio — Multi-Manager Diversified Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6674 C (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers	35
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Managed Volatility Conservative Fund (the Fund) Class 2 shares returned -1.13% for the 12-month period ended December 31, 2015.

■  During the same time period, the Fund underperformed its Blended Index, which returned 0.52%, as well as the Barclays U.S. Aggregate Bond Index, which returned 0.55%.

■  Underperformance relative to the Blended Index was due to a combination of weak results from underlying funds, detraction from our dynamic algorithm-based allocation methodology and event protection strategies designed to minimize losses in the event of steep market declines.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	Life
Class 2	04/12/13	-1.13	1.67
Blended Index		0.52	2.86
Barclays U.S. Aggregate Bond Index		0.55	1.36

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of an 80% weighting of the Barclays U.S. Aggregate Bond Index, a 10% weighting of the S&P 500 Index, a 6% weighting of the MSCI EAFE Index (Net) and a 4% weighting of the Russell 2000 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 12, 2013 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Conservative Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Anwiti Bahuguna, Ph.D.

David Weiss, CFA*

Brian Virginia

*Effective February 1, 2016, Mr. Weiss was named a Portfolio Manager of the Fund. Kent Bergene no longer serves as a Portfolio Manager of the Fund.

Portfolio Allocation (%) (at December 31, 2015)
Allocations to Underlying Funds
Underlying Funds: Equity	14.7
International	3.9
U.S. Large Cap	8.1
U.S. Mid Cap	0.0	(a)
U.S. Small Cap	2.7
Underlying Funds: Fixed Income	52.0
High Yield	2.6
Investment Grade	49.4
Allocations to Tactical Assets
Corporate Bonds & Notes	1.7
Exchange-Traded Funds	4.1
Money Market Fund Shares Held to Cover Open Derivatives Instruments(b)	22.0
Options Purchased Puts	0.5
Residential Mortgage-Backed Securities — Agency	5.0
U.S. Treasury Obligations	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in an affiliated money market fund (amounting to $55.9 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

For the 12-month period ended December 31, 2015, the Fund's Class 2 shares returned -1.13%. The Fund's return fell short of the return of its Blended Index, which gained 0.52%. The Barclays U.S. Aggregate Bond Index returned 0.55% over the same period. Underperformance relative to the Blended Index was due to weak results from underlying funds in a challenging period for the dynamic algorithm-based methodology, which is used to help in allocating assets to equities, and from event protection strategies geared to help stem losses in the case of steep market declines.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued with China's slowdown heading the list of disappointments. Ongoing conflicts in the Middle East, and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, the labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales and solid holiday spending. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Economic growth in developed countries outside the United States was lackluster. A weaker currency benefited eurozone countries, as did accommodative bank lending standards. However, eurozone economic growth was estimated at less than 2.0% for the year. The weakness in commodity markets helped drive both Russia and Brazil into recession. Growth in emerging markets continued to slow, and China's economy slowed more than expected. We believe Chinese policymakers' reaction to capital outflows and slowing growth will influence the overall direction of global risk assets throughout year ahead. In Japan, policymakers sought to raise inflation as they struggled to maintain growth.

For U.S. investors, solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets, as a strong dollar weighed on returns from overseas investments that were denominated in dollars. The U.S. bond market eked out a fractional positive return, led by the shortest duration, highest quality bonds. High-yield bonds gave up the most ground during the year.

In December, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point. The stock market's initial reaction to this move was positive, as many investors viewed the policy change as a vote of confidence in the strength of the U.S. economy.

Annual Report 2015
4

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Significant Performance Factors

Among the many factors that affected financial markets in 2015, three were central to the Fund's performance: the dollar, the disappointment of diversification and a choppy but directionless market.

■  A strong U.S. dollar presented a significant challenge to many export-driven industries in the United States and reduced returns on overseas investments denominated in U.S. dollars.

■  While history shows that diversification over the long-term is generally an effective way to limit the impact of market volatility on an investment portfolio, the strategy was largely a disappointment in 2015. For the year, a handful of high quality U.S. large-cap stocks and high quality (U.S. Treasury, mortgage-backed, and municipal) bonds led performance. Diversification beyond these market segments detracted from performance for multi-asset portfolios. Diversification does not assure a profit or protect against loss.

■  Financial markets — and stocks, in particular — were mostly directionless in 2015 even though there was a significant amount of choppiness during the period. In fact, over the course of the year, the S&P 500 Index crossed its starting point, both over and under, some 30 times — an 80-year record.

We believe that it is important to consider these three factors in evaluating the performance of the Fund for 2015. Underlying fund performance was lackluster, and international equities were a particular drag on results. The effectiveness of the dynamic algorithm used to actively manage exposure to equities was impeded by the significant back-and-forth nature of the markets. The use of strategies designed to provide protection against severe market corrections also disappointed, as the directionless nature of the markets diminished the potential value of such strategies.

The Fund also invests in certain derivative instruments, such as equity and fixed-income futures and options to shield the portfolio from the full effect of sharp market declines. The value of these investments, which is tied to the level of market volatility, fell during the period, detracting from performance.

Annual Report 2015
5

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	985.90	1,022.48	2.70	2.75	0.54	4.96	5.05	0.99

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2015
6

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 15.4%

	Shares	Value ($)
INTERNATIONAL 4.1%
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	17,870	197,645
Variable Portfolio — DFA International Value Fund, Class 1(a)	328,861	2,930,154
Variable Portfolio — Invesco International Growth Fund, Class 1(a)	253,388	2,878,490
Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	275,338	2,885,535
Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	100,344	963,304
Total		9,855,128
U.S. LARGE CAP 8.5%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	124,756	2,079,687
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	113,245	2,203,740
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	73,646	951,510
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	153,838	5,567,395
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)(b)	51,354	957,232
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	66,914	1,146,914
Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	47,996	952,717
Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	45,916	952,762
Variable Portfolio — MFS Value Fund, Class 1(a)(b)	61,453	1,143,637
Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	66,764	1,145,677
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	54,838	1,137,890
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	153,024	2,370,334
Total		20,609,495
U.S. MID CAP —%
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	147	2,704
Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	81	1,517
Total		4,221

Equity Funds (continued)

	Shares	Value ($)
U.S. SMALL CAP 2.8%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1(a)(b)	177,042	3,131,872
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	64,701	1,121,265
Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	120,155	2,500,423
Total		6,753,560
Total Equity Funds (Cost: $36,382,321)		37,222,404
Fixed-Income Funds 54.5%
HIGH YIELD 2.7%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	825,720	6,663,560
INVESTMENT GRADE 51.8%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	674,740	6,619,202
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1(a)	2,630,234	26,486,459
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	854,930	7,985,049
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	773,569	8,060,588
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	2,476,374	26,645,783
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	1,837,575	19,845,810
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	2,547,180	26,490,672
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	308,211	3,116,008
Total		125,249,571
Total Fixed-Income Funds (Cost: $133,530,935)		131,913,131
Exchange-Traded Funds 4.3%
SPDR S&P 500 ETF Trust	20,925	4,266,398
iShares Core S&P 500 ETF	829	169,837
iShares MSCI EAFE ETF	85,732	5,036,755
iShares Russell 2000 ETF	8,625	970,399
Total Exchange-Traded Funds (Cost: $10,122,793)		10,443,389

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) 1.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE —%
L-3 Communications Corp. 05/28/24	3.950%	25,000	23,748
Lockheed Martin Corp. 03/01/45	3.800%	29,000	25,705
Northrop Grumman Corp. 08/01/23	3.250%	36,000	35,988
Total			85,441
BANKING 0.1%
Bank of America Corp. 04/01/24	4.000%	35,000	35,795
Bank of Nova Scotia (The) 06/11/18	1.700%	35,000	34,904
Goldman Sachs Group, Inc. (The) 01/23/25	3.500%	59,000	57,899
JPMorgan Chase & Co. 03/01/18	1.700%	20,000	19,901
Total			148,499
CABLE AND SATELLITE —%
Time Warner Cable, Inc. 09/15/42	4.500%	6,000	4,709
CHEMICALS —%
Dow Chemical Co. (The) 10/01/44	4.625%	12,000	10,847
LYB International Finance BV 03/15/44	4.875%	10,000	9,132
Total			19,979
CONSUMER PRODUCTS —%
Clorox Co. (The) 12/15/24	3.500%	45,000	44,912
DIVERSIFIED MANUFACTURING —%
General Electric Co. 10/09/42	4.125%	5,000	4,884
03/11/44	4.500%	20,000	20,583
United Technologies Corp. 05/15/45	4.150%	5,000	4,779
Total			30,246
ELECTRIC 0.5%
Appalachian Power Co. 05/15/44	4.400%	10,000	9,414
06/01/45	4.450%	20,000	18,985

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Berkshire Hathaway Energy Co. 02/01/45	4.500%		34,000	32,667
CMS Energy Corp. 03/15/22	5.050%		15,000	16,313
03/01/44	4.875%		35,000	35,521
CenterPoint Energy Houston Electric LLC 04/01/44	4.500%		5,000	5,158
DTE Energy Co. 06/01/16	6.350%		5,000	5,106
06/01/24	3.500%		60,000	60,067
DTE Energy Co.(d) 06/15/22	3.300%		60,000	60,181
Dominion Resources, Inc. 06/15/18	1.900%		45,000	44,566
10/01/25	3.900%		51,000	51,053
09/15/42	4.050%		53,000	46,764
Duke Energy Corp. 10/15/23	3.950%		149,000	153,342
12/15/45	4.800%		10,000	10,103
Eversource Energy 05/01/18	1.450%		52,000	51,152
Indiana Michigan Power Co. 03/15/23	3.200%		30,000	29,577
Oncor Electric Delivery Co. LLC 09/30/17	5.000%		76,000	79,684
04/01/45	3.750%		15,000	12,467
PSEG Power LLC 11/15/18	2.450%		5,000	5,030
11/15/23	4.300%		15,000	14,722
Pacific Gas & Electric Co. 06/15/23	3.250%		59,000	59,140
02/15/24	3.750%		15,000	15,514
02/15/44	4.750%		35,000	36,448
Southern California Edison Co. 02/01/45	3.600%		5,000	4,528
TransAlta Corp. 06/03/17	1.900%		45,000	43,704
11/25/20	5.000%	CAD	45,000	30,407
WEC Energy Group, Inc. 06/15/18	1.650%		20,000	19,827
06/15/25	3.550%		20,000	20,113
Western Power Distribution PLC 11/06/23	3.625%	GBP	100,000	146,936
Xcel Energy, Inc. 05/15/20	4.700%		38,000	40,840
Total				1,159,329

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FOOD AND BEVERAGE 0.1%
Anheuser-Busch InBev Finance, Inc. 01/17/23	2.625%	4,000	3,839
ConAgra Foods, Inc. 01/25/23	3.200%	19,000	18,279
01/25/43	4.650%	36,000	32,113
Heineken NV(d) 10/01/42	4.000%	15,000	13,351
Kraft Heinz Co. (The)(d) 07/15/45	5.200%	15,000	15,674
Molson Coors Brewing Co. 05/01/42	5.000%	53,000	51,039
Wm. Wrigley Jr., Co.(d) 10/21/18	2.400%	8,000	8,021
10/21/19	2.900%	60,000	60,555
Total			202,871
HEALTH CARE —%
Becton Dickinson and Co. 12/15/44	4.685%	10,000	10,089
Express Scripts Holding Co. 05/15/16	3.125%	60,000	60,400
Total			70,489
HEALTHCARE INSURANCE —%
Cigna Corporation 03/15/21	4.500%	30,000	31,840
INDEPENDENT ENERGY 0.1%
Anadarko Petroleum Corp. 09/15/16	5.950%	45,000	46,240
Canadian Natural Resources Ltd. 08/15/16	6.000%	9,000	9,239
05/15/17	5.700%	6,000	6,128
04/15/24	3.800%	65,000	57,384
Canadian Oil Sands Ltd.(d) 04/01/42	6.000%	15,000	12,001
Cimarex Energy Co. 05/01/22	5.875%	36,000	34,920
06/01/24	4.375%	21,000	18,630
Continental Resources, Inc. 09/15/22	5.000%	38,000	28,025
06/01/44	4.900%	20,000	12,060
EnCana Corp. 11/15/41	5.150%	9,000	6,019
Marathon Oil Corp. 06/01/45	5.200%	25,000	17,794

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Noble Energy, Inc. 11/15/43	5.250%	1,000	807
Woodside Finance Ltd.(d) 03/05/25	3.650%	60,000	53,065
Total			302,312
INTEGRATED ENERGY —%
Cenovus Energy, Inc. 09/15/23	3.800%	11,000	9,960
09/15/42	4.450%	21,000	15,310
09/15/43	5.200%	20,000	15,656
Total			40,926
LIFE INSURANCE 0.1%
Five Corners Funding Trust(d) 11/15/23	4.419%	105,000	109,413
Guardian Life Insurance Co. of America (The) Subordinated(d) 06/19/64	4.875%	40,000	37,975
MetLife, Inc. 09/15/23	4.368%	25,000	26,842
05/13/46	4.600%	5,000	5,033
Teachers Insurance & Annuity Association of America Subordinated(d) 09/15/44	4.900%	50,000	50,621
Total			229,884
MEDIA AND ENTERTAINMENT 0.1%
21st Century Fox America, Inc. 09/15/44	4.750%	35,000	33,665
Scripps Networks Interactive, Inc. 11/15/24	3.900%	72,000	68,836
06/15/25	3.950%	24,000	22,944
Sky PLC(d) 11/26/22	3.125%	80,000	77,666
Thomson Reuters Corp. 05/23/16	0.875%	26,000	25,980
05/23/43	4.500%	35,000	30,442
Time Warner, Inc. 03/29/41	6.250%	20,000	22,211
Total			281,744
METALS —%
Barrick Gold Corp. 04/01/42	5.250%	20,000	13,470
Newmont Mining Corp. 03/15/42	4.875%	14,000	10,004

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teck Resources Ltd. 03/01/42	5.200%	10,000	4,200
Total			27,674
MIDSTREAM 0.1%
Columbia Pipeline Group, Inc.(d) 06/01/45	5.800%	40,000	35,115
Energy Transfer Partners LP 02/01/43	5.150%	1,000	715
Enterprise Products Operating LLC 05/07/18	1.650%	17,000	16,584
02/15/45	5.100%	25,000	20,941
05/15/46	4.900%	15,000	12,258
Kinder Morgan Energy Partners LP 09/01/22	3.950%	15,000	13,058
02/15/23	3.450%	59,000	48,997
05/01/24	4.300%	25,000	21,495
03/01/43	5.000%	25,000	18,520
Plains All American Pipeline LP/Finance Corp. 01/31/23	2.850%	62,000	51,141
10/15/23	3.850%	35,000	29,450
10/15/25	4.650%	5,000	4,365
06/15/44	4.700%	16,000	11,137
Southern Natural Gas Co. LLC(d) 04/01/17	5.900%	10,000	10,169
Williams Partners LP 09/15/45	5.100%	54,000	35,538
Total			329,483
NATURAL GAS 0.1%
NiSource Finance Corp. 02/15/43	5.250%	30,000	31,872
Sempra Energy 04/01/17	2.300%	25,000	25,145
06/15/24	3.550%	95,000	94,476
Total			151,493
OIL FIELD SERVICES —%
Noble Holding International Ltd. 03/15/42	5.250%	36,000	19,961
PHARMACEUTICALS 0.1%
AbbVie, Inc. 11/06/17	1.750%	40,000	39,923
Amgen, Inc. 06/15/16	2.300%	50,000	50,288
05/15/43	5.375%	8,000	8,499
Gilead Sciences, Inc. 03/01/46	4.750%	10,000	10,120
Total			108,830

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
PROPERTY & CASUALTY 0.1%
ACE INA Holdings, Inc. 05/15/24	3.350%		34,000	34,322
05/03/26	3.350%		1,000	997
Alleghany Corp. 09/15/44	4.900%		15,000	14,225
CNA Financial Corp. 05/15/24	3.950%		16,000	15,928
Liberty Mutual Group, Inc.(d) 05/01/22	4.950%		30,000	31,799
06/15/23	4.250%		42,000	42,675
Loews Corp. 05/15/43	4.125%		5,000	4,516
Total				144,462
REFINING —%
Marathon Petroleum Corp. 03/01/16	3.500%		30,000	30,084
09/15/44	4.750%		20,000	16,348
Phillips 66 05/01/17	2.950%		30,000	30,408
Valero Energy Corp. 03/15/45	4.900%		2,000	1,668
Total				78,508
RESTAURANTS —%
Yum! Brands, Inc. 11/01/43	5.350%		39,000	29,767
RETAILERS —%
CVS Health Corp. 07/20/45	5.125%		10,000	10,534
TECHNOLOGY 0.1%
Apple, Inc. 02/09/45	3.450%		24,000	20,663
05/13/45	4.375%		16,000	16,155
Hewlett Packard Enterprise Co.(d) 10/15/45	6.350%		40,000	37,974
International Business Machine Corp. 11/19/19	1.375%	EUR	100,000	112,804
Oracle Corp. 07/08/44	4.500%		6,000	6,037
Total				193,633
TRANSPORTATION SERVICES 0.1%
ERAC U.S.A. Finance LLC(d) 11/01/25	3.800%		10,000	9,895
02/15/45	4.500%		48,000	44,636

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Heathrow Funding Ltd.(d) 02/15/23	5.225%	GBP	50,000	83,347
Total				137,878
WIRELESS 0.1%
CC Holdings GS V LLC/Crown Castle GS III Corp. 12/15/17	2.381%		13,000	13,014
Rogers Communications, Inc. 03/15/23	3.000%		76,000	73,790
03/15/44	5.000%		5,000	5,034
Total				91,838
WIRELINES 0.1%
AT&T, Inc. 08/15/16	2.400%		65,000	65,429
06/15/45	4.350%		127,000	108,645
Verizon Communications, Inc. 11/01/42	3.850%		95,000	78,476
03/15/55	4.672%		28,000	24,310
Total				276,860
Total Corporate Bonds & Notes (Cost: $4,493,444)				4,254,102
Residential Mortgage-Backed Securities — Agency 5.2%
Federal National Mortgage Association(e) 01/19/31	2.500%		592,000	596,680
01/19/31	3.000%		592,000	609,845
01/19/31 - 01/13/46	3.500%		10,340,000	10,737,784
01/13/46	4.000%		592,000	626,438
Total Residential Mortgage-Backed Securities — Agency (Cost: $12,578,131)				12,570,747

U.S. Treasury Obligations —%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury 05/15/45	3.000%	40,000	39,817
Total U.S. Treasury Obligations (Cost: $39,173)			39,817
Options Purchased Puts 0.5%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
S&P 500 Index	5	1,900.00	12/15/17	84,600
	80	1,800.00	12/16/16	613,600
	8	1,850.00	12/15/17	121,600
	30	1,800.00	12/15/17	412,650
Total Options Purchased Puts (Cost: $1,792,872)				1,232,450
Money Market Funds 23.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(a)(f)	55,856,006	55,856,006
Total Money Market Funds (Cost: $55,856,006)		55,856,006
Total Investments (Cost: $254,795,675)		253,532,046
Other Assets & Liabilities, Net		(11,556,836)
Net Assets		241,975,210

At December 31, 2015, cash totaling $1,344,044 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2015

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered	01/29/2016	158,000	GBP	235,211	USD	2,271	—
State Street	01/29/2016	46,000	CAD	32,962	USD	—	(283)
UBS	01/29/2016	104,000	EUR	113,771	USD	680	—
Total						2,951	(283)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
CAN 10YR BOND FUT	1	CAD	101,893	03/2016	2,054	—
EURO FX CURR FUT	7	USD	952,525	03/2016	—	(2,563)
EURO STOXX 50	23	EUR	820,344	03/2016	20,221	—
EURO-BOBL FUTURE	2	EUR	284,011	03/2016	—	(1,679)
EURO-BUND FUTURE	2	EUR	343,239	03/2016	—	(3,386)
JPN YEN CURR FUT	10	USD	1,041,562	03/2016	23,331	—
Russell 2000 Mini	28	USD	3,168,200	03/2016	22,970	—
S&P 500 FUTURE	1	USD	508,850	03/2016	8,572	—
S&P500 EMINI FUT	117	USD	11,907,090	03/2016	141,512	—
TOPIX INDX FUTR	10	JPY	1,287,491	03/2016	—	(37,259)
US 5YR NOTE (CBT)	108	USD	12,778,594	03/2016	—	(21,435)
US 5YR NOTE (CBT)	6	USD	709,922	03/2016	—	(1,142)
US 5YR NOTE (CBT)	15	USD	1,774,805	03/2016	—	(2,488)
US LONG BOND(CBT)	3	USD	461,250	03/2016	—	(1,318)
US LONG BOND(CBT)	31	USD	4,766,250	03/2016	15,569	—
US ULTRA BOND CBT	3	USD	476,062	03/2016	—	(68)
US ULTRA BOND CBT	2	USD	317,375	03/2016	—	(1,081)
US ULTRA BOND CBT	31	USD	4,919,312	03/2016	40,187	—
Total			46,618,775		274,416	(72,419)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P/TSX 60 IX FUT	(5)	CAD	(549,902)	03/2016	—	(8,774)
US 10YR NOTE (CBT)	(6)	USD	(755,438)	03/2016	1,956	—
US 2YR NOTE (CBT)	(17)	USD	(3,692,984)	03/2016	5,548	—
US LONG BOND(CBT)	(7)	USD	(1,076,250)	03/2016	—	(3,019)
Total			(6,074,574)		7,504	(11,793)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	29,558,442	61,183,465	(34,885,901)	—	55,856,006	—	61,393	55,856,006
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	1,216,080	1,083,646	(489,468)	5,918	1,816,176	—	—	2,079,687
Columbia Variable Portfolio — Core Bond Fund, Class 1	1,010,000	6,018,070	(300,511)	(5,394)	6,722,165	—	87,024	6,619,202
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	1,081,912	1,105,290	(60,014)	(753)	2,126,435	—	—	2,203,740
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	453,319	180,470	(642,431)	8,642	—	—	—	—
Columbia Variable Portfolio — Global Bond Fund, Class 1	5,820,930	266,653	(5,969,545)	(118,038)	—	—	—	—
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	9,114,211	3,423,026	(5,612,980)	88,837	7,013,094	49,580	517,362	6,663,560
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1	9,378,365	18,306,991	(874,941)	(10,643)	26,799,772	56,230	270,872	26,486,459
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	530,094	473,649	(214,595)	2,194	791,342	—	—	951,510
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	984,037	4,534,607	(64,053)	(685)	5,453,906	—	—	5,567,395
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	9,525,760	4,433,131	(5,309,191)	(156,257)	8,493,443	—	308,101	7,985,049
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1	203,501	—	(253,304)	49,803	—	—	—	—
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	565,063	485,553	(195,717)	520	855,419	2,621	—	957,232
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	840,379	664,074	(443,823)	8,205	1,068,835	—	—	1,146,914
Columbia Variable Portfolio — Strategic Income Fund, Class 1	3,190,626	242,412	(3,540,173)	107,135	—	—	—	—
Columbia Variable Portfolio — U.S. Equities Fund, Class 1	408,498	4,266,310	(1,408,003)	41,864	3,308,669	—	—	3,131,872
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	5,195,315	3,740,235	(885,344)	119	8,050,325	14,187	183,572	8,060,588
Variable Portfolio — American Century Diversified Bond Fund, Class 1	9,307,988	18,515,475	(813,035)	(10,191)	27,000,237	82,652	421,975	26,645,783
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	3,293,480	363,618	(3,879,676)	222,578	—	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	612,057	34,218	(391,136)	(29,719)	225,420	28,871	5,346	197,645
Variable Portfolio — DFA International Value Fund, Class 1	980,817	3,552,063	(1,199,524)	(186,579)	3,146,777	34,738	44,362	2,930,154
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	1,107,980	210,638	(1,320,145)	1,527	—	—	28,829	—
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	536,246	391,590	(85,386)	(620)	841,830	—	—	952,717
Variable Portfolio — Invesco International Growth Fund, Class 1	989,021	3,620,568	(1,479,079)	(219,573)	2,910,937	113,462	31,650	2,878,490
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	9,365,977	26,603,933	(16,073,448)	(106,413)	19,790,049	41,455	292,026	19,845,810
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	493,727	—	(627,580)	135,966	2,113	—	—	2,704
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	359,647	493,550	(38,307)	(367)	814,523	—	—	952,762
Variable Portfolio — MFS Value Fund, Class 1	1,272,645	756,898	(1,092,352)	60,562	997,753	—	—	1,143,637
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	617,948	139,005	(592,139)	(164,814)	—	133,388	5,617	—
Variable Portfolio — NFJ Dividend Value Fund, Class 1	1,078,753	747,105	(731,869)	5,989	1,099,978	—	—	1,145,677
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	530,519	507,170	(38,307)	(605)	998,777	—	—	1,137,890
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	560,412	604,332	(37,679)	(599)	1,126,466	—	—	1,121,265
Variable Portfolio — Partners Small Cap Value Fund, Class 1	1,309,200	1,369,152	(88,776)	(1,058)	2,588,518	—	—	2,500,423
Variable Portfolio — Pyramis® International Equity Fund, Class 1	1,031,543	3,496,930	(1,377,353)	(148,815)	3,002,305	58,864	24,984	2,885,535
Variable Portfolio — Pyrford International Equity Fund, Class 1	964,185	830,575	(785,575)	(8,291)	1,000,894	—	23,736	963,304
Variable Portfolio — Sit Dividend Growth Fund, Class 1	1,181,058	1,100,531	(76,640)	(799)	2,204,150	—	—	2,370,334
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	10,433,494	16,732,186	(620,968)	(8,746)	26,535,966	8,301	153,713	26,490,672
Variable Portfolio — Victory Established Value Fund, Class 1	479,197	—	(611,195)	133,097	1,099	—	—	1,517
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	1,048,265	3,300,871	(1,214,622)	(8,631)	3,125,883	—	19,292	3,116,008
Total	126,630,691	193,777,990	(94,324,785)	(314,634)	225,769,262	624,349	2,479,854	224,991,541

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

(b)  Non-income producing investment.

(c)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2015, the value of these securities amounted to $794,133 or 0.33% of net assets.

(e)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)  The rate shown is the seven-day current annualized yield at December 31, 2015.

Currency Legend

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	—	37,222,404	—	37,222,404
Fixed-Income Funds	—	131,913,131	—	131,913,131
Exchange-Traded Funds	10,443,389	—	—	10,443,389
Corporate Bonds & Notes	—	4,254,102	—	4,254,102
Residential Mortgage-Backed Securities — Agency	—	12,570,747	—	12,570,747
U.S. Treasury Obligations	39,817	—	—	39,817
Options Purchased Puts	1,232,450	—	—	1,232,450
Money Market Funds	—	55,856,006	—	55,856,006
Total Investments	11,715,656	241,816,390	—	253,532,046
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	2,951	—	2,951
Futures Contracts	281,920	—	—	281,920
Liabilities
Forward Foreign Currency Exchange Contracts	—	(283)	—	(283)
Futures Contracts	(84,212)		—	(84,212)
Total	11,913,364	241,819,058	—	253,732,422

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	114,340,564	114,340,564	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $27,233,541)	$27,308,055
Affiliated issuers (identified cost $225,769,262)	224,991,541
Options purchased (identified cost $1,792,872)	1,232,450
Total investments (identified cost $254,795,675)	253,532,046
Foreign currency (identified cost $7,855)	7,786
Margin deposits	1,344,044
Unrealized appreciation on forward foreign currency exchange contracts	2,951
Receivable for:
Capital shares sold	39,175
Dividends	36,916
Interest	56,574
Variation margin	79,763
Prepaid expenses	1,058
Trustees' deferred compensation plan	7,590
Total assets	255,107,903
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	283
Payable for:
Investments purchased	300,050
Investments purchased on a delayed delivery basis	12,595,236
Capital shares purchased	33,244
Variation margin	160,473
Investment management fees	1,316
Distribution and/or service fees	1,657
Transfer agent fees	120
Administration fees	212
Compensation of board members	256
Chief compliance officer expenses	24
Other expenses	32,232
Trustees' deferred compensation plan	7,590
Total liabilities	13,132,693
Net assets applicable to outstanding capital stock	$241,975,210
Represented by
Trust capital	$241,975,210
Total — representing net assets applicable to outstanding capital stock	$241,975,210
Class 2
Net assets	$241,975,210
Shares outstanding	23,140,520
Net asset value per share	$10.46

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$257,004
Dividends — affiliated issuers	2,479,854
Interest	157,426
Total income	2,894,284
Expenses:
Investment management fees	376,999
Distribution and/or service fees
Class 2	470,034
Transfer agent fees
Class 2	34,273
Administration fees	60,451
Compensation of board members	18,722
Custodian fees	35,713
Printing and postage fees	21,042
Audit fees	21,390
Legal fees	6,106
Chief compliance officer expenses	90
Other	5,016
Total expenses	1,049,836
Net investment income	1,844,448
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(197,025)
Investments — affiliated issuers	(314,634)
Capital gain distributions from underlying affiliated funds	624,349
Foreign currency translations	1,548
Forward foreign currency exchange contracts	20,605
Futures contracts	(534,749)
Options purchased	(24,586)
Net realized loss	(424,492)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(504,609)
Investments — affiliated issuers	(3,144,903)
Foreign currency translations	(3,346)
Forward foreign currency exchange contracts	(523)
Futures contracts	(186,028)
Options purchased	(408,137)
Net change in unrealized depreciation	(4,247,546)
Net realized and unrealized loss	(4,672,038)
Net decrease in net assets from operations	$(2,827,590)

The accompanying Notes to Financial Statements are an integral part of this statement.

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19

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$1,844,448	$547,460
Net realized gain (loss)	(424,492)	1,136,146
Net change in unrealized appreciation (depreciation)	(4,247,546)	2,506,236
Net increase (decrease) in net assets resulting from operations	(2,827,590)	4,189,842
Increase in net assets from capital stock activity	102,382,713	76,044,229
Total increase in net assets	99,555,123	80,234,071
Net assets at beginning of year	142,420,087	62,186,016
Net assets at end of year	$241,975,210	$142,420,087

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	11,813,595	125,160,398	9,497,600	98,705,788
Redemptions	(2,139,792)	(22,777,685)	(2,172,293)	(22,661,559)
Net increase	9,673,803	102,382,713	7,325,307	76,044,229
Total net increase	9,673,803	102,382,713	7,325,307	76,044,229

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.58	$10.13	$10.00
Income from investment operations:
Net investment income	0.10	0.06	0.10
Net realized and unrealized gain (loss)	(0.22)	0.39	0.03
Total from investment operations	(0.12)	0.45	0.13
Net asset value, end of period	$10.46	$10.58	$10.13
Total return	(1.13%)	4.44%	1.30%
Ratios to average net assets(b)
Total gross expenses	0.56%	0.61%	0.91	%(c)
Total net expenses(d)	0.56%	0.60%	0.67	%(c)
Net investment income	0.98%	0.54%	1.34	%(c)
Supplemental data
Net assets, end of period (in thousands)	$241,975	$142,420	$62,186
Portfolio turnover	142%	184%	109%

Notes to Financial Highlights

(a)  Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Conservative Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the NYSE on the valuation date.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	193,275	*
Equity risk	Investments, at value — Options purchased	1,232,450
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,951
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	23,331	*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	65,314	*
Total		1,517,321
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	46,033	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	283
Foreign exchange risk	Component of trust capital — unrealized depreciation on futures contracts	2,563	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	35,616	*
Total		84,495

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	—	(59,706)	(24,586)	(84,292)
Foreign exchange risk	20,605	(48,928)	—	(28,323)
Interest rate risk	—	(426,115)	—	(426,115)
Total	20,605	(534,749)	(24,586)	(538,730)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	—	(117,355)	(408,137)	(525,492)
Foreign exchange risk	(523)	20,768	—	20,245
Interest rate risk	—	(89,441)	—	(89,441)
Total	(523)	(186,028)	(408,137)	(594,688)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	39,574,999
Futures contracts — Short	5,793,469
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	1,130,920
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	2,088	(1,174)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2015:

	Deutsche Bank ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	2,271	—	680	2,951
Options purchased puts	1,232,450	—	—	—	1,232,450
Total Assets	1,232,450	2,271	—	680	1,235,401
Liabilities
Forward foreign currency exchange contracts	—	—	283	—	283
Total Liabilities	—	—	283	—	283
Total Financial and Derivative Net Assets	1,232,450	2,271	(283)	680	1,235,118
Total collateral received (pledged)(a)	—	—	—	—	—
Net Amount(b)	1,232,450	2,271	(283)	680	1,235,118

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies

Annual Report 2015
29

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.20% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than Underlying Funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities

Annual Report 2015
30

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

declines from 0.06% to 0.03% as assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.03% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the year ended December 31, 2015, the Fund's effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 through June 30, 2015	Contractual Expense Cap Prior to May 1, 2015
Class 2	1.10%	1.10%	1.10%

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $300,716,486 and $223,885,361, respectively, for the year ended December 31, 2015, of which $ 151,989,220 and $152,242,913, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Annual Report 2015
31

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the

Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC

Annual Report 2015
32

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
33

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Managed Volatility Conservative Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Conservative Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 22, 2016

Annual Report 2015
34

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2015
35

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
38

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
41

Columbia Variable Portfolio — Managed Volatility Conservative Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6624 E (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers	35
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the Fund) Class 2 shares returned -1.83% for the 12-month period that ended December 31, 2015.

■  During the same time period, the Fund underperformed its Blended Index, which gained 0.50%, as well as the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, which returned 0.55%.

■  Underperformance relative to the Blended Index was due to a combination of weak results from underlying funds, detraction from our dynamic algorithm-based allocation methodology and event protection strategies designed to minimize losses in the event of steep market declines.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	Life
Class 2	04/12/13	-1.83	2.66
Blended Index		0.50	3.95
Barclays U.S. Aggregate Bond Index		0.55	1.36

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of a 65% weighting of the Barclays U.S. Aggregate Bond Index, an 18% weighting of the S&P 500 Index, an 11% weighting of the MSCI EAFE Index (Net) and a 6% weighting of the Russell 2000 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 12, 2013 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Anwiti Bahuguna, Ph.D.

David Weiss, CFA*

Brian Virginia

*Effective February 1, 2016, Mr. Weiss was named a Portfolio Manager of the Fund. Kent Bergene no longer serves as a Portfolio Manager of the Fund.

Portfolio Allocation (%) (at December 31, 2015)
Allocations to Underlying Funds
Underlying Funds: Equity	30.1
International	9.3
U.S. Large Cap	15.8
U.S. Mid Cap	0.0	(a)
U.S. Small Cap	5.0
Underlying Funds: Fixed Income	37.1
High Yield	2.2
Investment Grade	34.9
Allocations to Tactical Assets
Corporate Bonds & Notes	1.0
Exchange-Traded Funds	3.0
Money Market Fund Shares Held to Cover Open Derivatives Instruments(b)	23.1
Options Purchased Puts	0.8
Residential Mortgage-Backed Securities — Agency	4.9
U.S. Treasury Obligations	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in an affiliated money market fund (amounting to $226.3 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -1.83%. During the same time period, the Fund underperformed its Blended Index, which gained 0.50%, as well as the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, which returned 0.55%. Underperformance relative to the Blended Index was due to weak results from underlying funds in a challenging period for the dynamic algorithm-based methodology, which is used to help in allocating assets to equities, and from event protection strategies geared to help stem losses in the case of steep market declines. These detractors were offset to a degree by tactical decisions that proved favorable.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued with China's slowdown heading the list of disappointments. Ongoing conflicts in the Middle East, and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, the labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales and solid holiday spending. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Economic growth in developed countries outside the United States was lackluster. A weaker currency benefited eurozone countries, as did accommodative bank lending standards. However, eurozone economic growth was estimated at less than 2.0% for the year. The weakness in commodity markets helped drive both Russia and Brazil into recession. Emerging markets growth continued to slow, and China's economy slowed more than expected. We believe Chinese policymakers' reaction to capital outflows and slowing growth will influence the overall direction of global risk assets throughout year ahead. In Japan, policymakers sought to raise inflation as they struggled to maintain growth.

For U.S. investors, solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets, as a strong dollar weighed on returns from overseas investments that were denominated in dollars. The U.S. bond market eked out a fractional positive return, led by the shortest duration, highest quality bonds. High-yield bonds gave up the most ground during the year.

In December, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point. The stock market's initial reaction to this move was positive, as many investors viewed the policy change as a vote of confidence in the strength of the U.S. economy.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Significant Performance Factors

Among the many factors that affected financial markets in 2015, three were central to the Fund's performance: the dollar, the disappointment of diversification and a choppy but directionless market.

■  A strong U.S. dollar presented a significant challenge to many export-driven industries in the United States and reduced returns on overseas investments denominated in U.S. dollars.

■  While history shows that diversification over the long-term is generally an effective way to limit the impact of market volatility on an investment portfolio, the strategy was largely a disappointment in 2015. For the year, a handful of high quality U.S. large-cap stocks and high quality (U.S. Treasury, mortgage-backed, and municipal) bonds led performance. Diversification beyond these market segments detracted from performance for multi-asset portfolios. Diversification does not assure a profit or protect against loss.

■  Financial markets — and stocks, in particular — were mostly directionless in 2015 even though there was a significant amount of choppiness during the period. In fact, over the course of the year, the S&P 500 Index crossed its starting point, both over and under, some 30 times — an 80-year record.

We believe that it is important to consider these three factors in evaluating the performance of the Fund in 2015. Underlying fund performance was lackluster, and international equities were a particular drag on results. The effectiveness of the dynamic algorithm used to actively manage exposure to equities was impeded by the significant back-and-forth nature of the markets. The use of strategies designed to provide protection against severe market corrections also disappointed, as the directionless nature of the markets diminished the potential value of such strategies. Tactical trading via the use of U.S. Treasury futures and Japanese equity futures provided a positive contribution to relative returns.

The Fund also invests in certain derivative instruments, such as equity and fixed-income futures and options contracts, in seeking to shield the portfolio from the full effect of sharp market declines. The value of these investments, which is tied to the level of market volatility, fell during the period, detracting from performance.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	974.60	1,022.58	2.59	2.65	0.52	5.03	5.15	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2015
6

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 31.6%

	Shares	Value ($)
INTERNATIONAL 9.8%
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	169,485	1,874,509
Variable Portfolio — DFA International Value Fund, Class 1(a)	2,876,660	25,631,042
Variable Portfolio — Invesco International Growth Fund, Class 1(a)	2,511,443	28,529,993
Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	2,707,829	28,378,047
Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	737,889	7,083,733
Total		91,497,324
U.S. LARGE CAP 16.6%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	920,280	15,341,061
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	834,209	16,233,709
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	551,694	7,127,892
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	1,193,685	43,199,445
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)(b)	390,835	7,285,171
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	487,382	8,353,723
Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	359,536	7,136,789
Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	347,352	7,207,553
Variable Portfolio — MFS Value Fund, Class 1(a)(b)	452,773	8,426,112
Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	487,483	8,365,213
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	420,331	8,721,858
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	1,160,392	17,974,465
Total		155,372,991
U.S. MID CAP —%
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	4,350	79,956
Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	1,966	36,919
Total		116,875

Equity Funds (continued)

	Shares	Value ($)
U.S. SMALL CAP 5.2%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1(a)(b)	1,300,775	23,010,713
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	463,298	8,028,954
Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	856,153	17,816,543
Total		48,856,210
Total Equity Funds (Cost: $294,912,875)		295,843,400

Fixed-Income Funds 38.8%

HIGH YIELD 2.2%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	2,588,322	20,887,754
INVESTMENT GRADE 36.6%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	1,862,166	18,267,845
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1(a)	7,292,892	73,439,426
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	2,343,984	21,892,814
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	2,104,357	21,927,401
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	6,696,917	72,058,824
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	5,061,988	54,669,469
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	7,064,887	73,474,827
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	713,969	7,218,226
Total		342,948,832
Total Fixed-Income Funds (Cost: $370,159,267)		363,836,586

Exchange-Traded Funds 3.1%

SPDR S&P 500 ETF Trust	96,625	19,700,872
iShares MSCI EAFE ETF	99,987	5,874,236
iShares Russell 2000 ETF	35,800	4,027,858
Total Exchange-Traded Funds (Cost: $27,580,980)		29,602,966

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) 1.1%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
AEROSPACE & DEFENSE —%
L-3 Communications Corp. 02/15/21	4.950%		5,000	5,152
05/28/24	3.950%		56,000	53,195
Lockheed Martin Corp. 03/01/45	3.800%		62,000	54,955
Northrop Grumman Corp. 08/01/23	3.250%		85,000	84,972
Total				198,274
BANKING 0.1%
Bank of America Corp. 04/01/24	4.000%		80,000	81,817
Bank of Nova Scotia (The) 06/11/18	1.700%		80,000	79,780
Goldman Sachs Group, Inc. (The) 01/23/25	3.500%		147,000	144,259
JPMorgan Chase & Co. 03/01/18	1.700%		50,000	49,752
Total				355,608
CABLE AND SATELLITE —%
Time Warner Cable, Inc. 09/15/42	4.500%		32,000	25,113
CHEMICALS —%
Dow Chemical Co. (The) 10/01/44	4.625%		29,000	26,214
LYB International Finance BV 03/15/44	4.875%		35,000	31,962
Total				58,176
CONSUMER PRODUCTS —%
Clorox Co. (The) 12/15/24	3.500%		110,000	109,785
DIVERSIFIED MANUFACTURING —%
General Electric Co. 05/26/23	1.250%	EUR	135,000	146,881
United Technologies Corp. 05/15/45	4.150%		11,000	10,515
Total				157,396
ELECTRIC 0.3%
Appalachian Power Co. 05/15/44	4.400%		30,000	28,242
06/01/45	4.450%		40,000	37,969

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Berkshire Hathaway Energy Co. 11/15/43	5.150%		5,000	5,276
02/01/45	4.500%		83,000	79,746
CMS Energy Corp. 03/15/22	5.050%		30,000	32,626
03/01/44	4.875%		85,000	86,266
CenterPoint Energy Houston Electric LLC 04/01/44	4.500%		20,000	20,633
DTE Energy Co. 06/01/16	6.350%		15,000	15,319
06/01/24	3.500%		150,000	150,166
DTE Energy Co.(d) 06/15/22	3.300%		135,000	135,408
Dominion Resources, Inc. 06/15/18	1.900%		105,000	103,987
10/01/25	3.900%		118,000	118,123
09/15/42	4.050%		118,000	104,116
Duke Energy Corp. 10/15/23	3.950%		332,000	341,676
12/15/45	4.800%		30,000	30,309
Eversource Energy 05/01/18	1.450%		118,000	116,075
Indiana Michigan Power Co. 03/15/23	3.200%		70,000	69,012
Oncor Electric Delivery Co. LLC 09/30/17	5.000%		180,000	188,726
04/01/45	3.750%		30,000	24,934
PSEG Power LLC 11/15/18	2.450%		10,000	10,060
11/15/23	4.300%		40,000	39,260
Pacific Gas & Electric Co. 06/15/23	3.250%		94,000	94,223
02/15/24	3.750%		45,000	46,543
02/15/44	4.750%		85,000	88,516
Southern California Edison Co. 02/01/45	3.600%		10,000	9,057
TransAlta Corp. 06/03/17	1.900%		105,000	101,975
11/25/20	5.000%	CAD	105,000	70,950
WEC Energy Group, Inc. 06/15/18	1.650%		45,000	44,611
06/15/25	3.550%		39,000	39,219
Western Power Distribution PLC 11/06/23	3.625%	GBP	155,000	227,750
Xcel Energy, Inc. 05/15/20	4.700%		91,000	97,802
Total				2,558,575

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
FOOD AND BEVERAGE 0.1%
Anheuser-Busch InBev Finance, Inc. 01/17/23	2.625%		7,000	6,718
ConAgra Foods, Inc. 01/25/23	3.200%		43,000	41,367
01/25/43	4.650%		91,000	81,174
General Mills, Inc. 11/16/20	2.100%	EUR	106,000	121,087
Heineken NV(d) 10/01/42	4.000%		35,000	31,153
Kraft Heinz Co. (The)(d) 07/15/45	5.200%		45,000	47,021
Molson Coors Brewing Co. 05/01/42	5.000%		127,000	122,301
Wm. Wrigley Jr., Co.(d) 10/21/18	2.400%		17,000	17,045
10/21/19	2.900%		145,000	146,342
Total				614,208
HEALTH CARE —%
Becton Dickinson and Co. 12/15/44	4.685%		25,000	25,223
Express Scripts Holding Co. 05/15/16	3.125%		145,000	145,967
Total				171,190
HEALTHCARE INSURANCE —%
Cigna Corporation 03/15/21	4.500%		75,000	79,599
INDEPENDENT ENERGY 0.1%
Anadarko Petroleum Corp. 09/15/16	5.950%		115,000	118,169
Canadian Natural Resources Ltd. 08/15/16	6.000%		23,000	23,610
05/15/17	5.700%		13,000	13,278
04/15/24	3.800%		155,000	136,838
Canadian Oil Sands Ltd.(d) 04/01/42	6.000%		30,000	24,002
Cimarex Energy Co. 05/01/22	5.875%		80,000	77,600
06/01/24	4.375%		53,000	47,019
Continental Resources, Inc. 09/15/22	5.000%		100,000	73,750
06/01/44	4.900%		44,000	26,531

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EnCana Corp. 11/15/41	5.150%	19,000	12,708
Marathon Oil Corp. 06/01/45	5.200%	60,000	42,706
Noble Energy, Inc. 11/15/43	5.250%	30,000	24,202
Woodside Finance Ltd.(d) 03/05/25	3.650%	141,000	124,702
Total			745,115
INTEGRATED ENERGY —%
Cenovus Energy, Inc. 09/15/23	3.800%	17,000	15,392
09/15/42	4.450%	46,000	33,537
09/15/43	5.200%	50,000	39,140
Total			88,069
LIFE INSURANCE 0.1%
Five Corners Funding Trust(d) 11/15/23	4.419%	250,000	260,508
Guardian Life Insurance Co. of America (The) Subordinated(d) 06/19/64	4.875%	95,000	90,190
MetLife, Inc. 09/15/23	4.368%	56,000	60,127
05/13/46	4.600%	15,000	15,099
Peachtree Corners Funding Trust(d) 02/15/25	3.976%	100,000	99,278
Teachers Insurance & Annuity Association of America Subordinated(d) 09/15/44	4.900%	120,000	121,490
Total			646,692
MEDIA AND ENTERTAINMENT 0.1%
21st Century Fox America, Inc. 09/15/44	4.750%	80,000	76,949
Scripps Networks Interactive, Inc. 11/15/24	3.900%	167,000	159,662
06/15/25	3.950%	66,000	63,097
Sky PLC(d) 11/26/22	3.125%	200,000	194,164
Thomson Reuters Corp. 05/23/16	0.875%	55,000	54,957
05/23/43	4.500%	90,000	78,278
Total			627,107

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
METALS —%
Barrick Gold Corp. 04/01/42	5.250%	40,000	26,940
Newmont Mining Corp. 03/15/42	4.875%	34,000	24,295
Teck Resources Ltd. 03/01/42	5.200%	31,000	13,020
Total			64,255
MIDSTREAM 0.1%
Columbia Pipeline Group, Inc.(d) 06/01/45	5.800%	90,000	79,009
Energy Transfer Partners LP 02/01/43	5.150%	7,000	5,004
Enterprise Products Operating LLC 05/07/18	1.650%	42,000	40,973
02/15/45	5.100%	60,000	50,258
05/15/46	4.900%	39,000	31,870
Kinder Morgan Energy Partners LP 09/01/22	3.950%	35,000	30,468
02/15/23	3.450%	141,000	117,095
05/01/24	4.300%	55,000	47,290
03/01/43	5.000%	68,000	50,375
Plains All American Pipeline LP/Finance Corp. 01/31/23	2.850%	146,000	120,430
10/15/23	3.850%	110,000	92,557
10/15/25	4.650%	5,000	4,365
06/15/44	4.700%	38,000	26,449
Southern Natural Gas Co. LLC(d) 04/01/17	5.900%	24,000	24,405
Williams Partners LP 09/15/45	5.100%	128,000	84,238
Total			804,786
NATURAL GAS —%
NiSource Finance Corp. 02/15/43	5.250%	45,000	47,808
Sempra Energy 04/01/17	2.300%	60,000	60,349
06/15/24	3.550%	225,000	223,758
Total			331,915
OIL FIELD SERVICES —%
Noble Holding International Ltd. 03/15/42	5.250%	92,000	51,010
PHARMACEUTICALS —%
AbbVie, Inc. 11/06/17	1.750%	95,000	94,816

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Amgen, Inc. 06/15/16	2.300%		115,000	115,662
05/15/43	5.375%		39,000	41,434
Gilead Sciences, Inc. 03/01/46	4.750%		20,000	20,240
Total				272,152
PROPERTY & CASUALTY —%
ACE INA Holdings, Inc. 05/15/24	3.350%		61,000	61,577
05/03/26	3.350%		4,000	3,988
Alleghany Corp. 09/15/44	4.900%		40,000	37,934
CNA Financial Corp. 05/15/24	3.950%		36,000	35,838
Liberty Mutual Group, Inc.(d) 05/01/22	4.950%		65,000	68,899
06/15/23	4.250%		101,000	102,623
Loews Corp. 05/15/43	4.125%		15,000	13,547
Total				324,406
REFINING —%
Marathon Petroleum Corp. 03/01/16	3.500%		75,000	75,211
09/15/44	4.750%		50,000	40,870
Phillips 66 05/01/17	2.950%		75,000	76,020
Valero Energy Corp. 03/15/45	4.900%		6,000	5,003
Total				197,104
RESTAURANTS —%
Yum! Brands, Inc. 11/01/43	5.350%		84,000	64,113
RETAILERS —%
CVS Health Corp. 07/20/45	5.125%		25,000	26,336
TECHNOLOGY 0.1%
Apple, Inc. 02/09/45	3.450%		61,000	52,518
05/13/45	4.375%		40,000	40,388
Hewlett Packard Enterprise Co.(d) 10/15/45	6.350%		95,000	90,188
International Business Machine Corp. 11/19/19	1.375%	EUR	112,000	126,341

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Oracle Corp. 01/10/21	2.250%	EUR	100,000	116,588
07/08/44	4.500%		16,000	16,098
Total				442,121
TRANSPORTATION SERVICES —%
ERAC U.S.A. Finance LLC(d) 11/01/25	3.800%		25,000	24,738
02/15/45	4.500%		107,000	99,500
Heathrow Funding Ltd. 02/15/23	5.225%	GBP	56,000	93,349
Total				217,587
WIRELESS —%
CC Holdings GS V LLC/Crown Castle GS III Corp. 12/15/17	2.381%		31,000	31,034
Rogers Communications, Inc. 03/15/23	3.000%		186,000	180,592
03/15/44	5.000%		15,000	15,101
Total				226,727
WIRELINES 0.1%
AT&T, Inc. 08/15/16	2.400%		155,000	156,024
06/15/45	4.350%		309,000	264,341
Orange SA 02/21/17	4.750%	EUR	50,000	57,130
Verizon Communications, Inc. 11/01/42	3.850%		228,000	188,344
03/15/55	4.672%		65,000	56,433
Total				722,272
Total Corporate Bonds & Notes (Cost: $10,785,717)				10,179,691

Residential Mortgage-Backed Securities —
Agency 5.1%

Federal National Mortgage Association(e) 01/19/31	2.500%	1,750,000	1,763,834
01/19/31	3.000%	1,750,000	1,802,750
01/19/31 - 01/13/46	3.500%	35,675,000	37,085,794
01/13/46	4.000%	6,750,000	7,142,660
Total Residential Mortgage-Backed Securities — Agency (Cost: $47,823,160)			47,795,038

U.S. Treasury Obligations —%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury 05/15/45	3.000%	25,000	24,886
Total U.S. Treasury Obligations (Cost: $24,483)			24,886

Options Purchased Puts 0.9%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
S&P 500 Index	200	1,800.00	12/15/17	2,751,000
	47	1,850.00	12/15/17	714,400
	40	1,900.00	12/15/17	676,800
	543	1,800.00	12/16/16	4,164,810
Total Options Purchased Puts (Cost: $12,126,639)				8,307,010

Money Market Funds 24.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(a)(f)	226,336,987	226,336,987
Total Money Market Funds (Cost: $226,336,987)		226,336,987
Total Investments (Cost: $989,750,108)		981,926,564
Other Assets & Liabilities, Net		(45,385,471)
Net Assets		936,541,093

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

At December 31, 2015, cash totaling $7,147,472 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2015

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered	1/29/2016	222,000	GBP	330,486	USD	3,190	—
State Street	1/29/2016	105,000	CAD	75,240	USD	—	(647)
UBS	1/29/2016	523,000	EUR	572,136	USD	3,419	—
Total						6,609	(647)

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI JGB FUT	1	JPY	124,015	03/2016	311	—
CAN 10YR BOND FUT	2	CAD	203,787	03/2016	4,108	—
EURO FX CURR FUT	65	USD	8,844,875	03/2016	—	(23,803)
EURO STOXX 50	136	EUR	4,850,729	03/2016	119,567	—
EURO-BOBL FUTURE	4	EUR	568,022	03/2016	—	(3,359)
EURO-BUND FUTURE	4	EUR	686,478	03/2016	—	(6,772)
EURO-SCHATZ FUT	1	EUR	121,183	03/2016	—	(138)
JPN YEN CURR FUT	85	USD	8,853,281	03/2016	198,315	—
LONG GILT FUTURE	3	GBP	516,427	03/2016	—	(1,914)
Russell 2000 Mini	159	USD	17,990,850	03/2016	114,279	—
S&P 500 FUTURE	8	USD	4,070,800	03/2016	68,572	—
S&P500 EMINI FUT	656	USD	66,761,120	03/2016	625,007	—
TOPIX INDX FUTR	76	JPY	9,784,933	03/2016	—	(283,170)
US 5YR NOTE (CBT)	551	USD	65,194,492	03/2016	—	(98,488)
US 5YR NOTE (CBT)	16	USD	1,893,125	03/2016	—	(3,351)
US 5YR NOTE (CBT)	45	USD	5,324,414	03/2016	—	(7,464)
US LONG BOND(CBT)	7	USD	1,076,250	03/2016	2,210	—
US LONG BOND(CBT)	84	USD	12,915,000	03/2016	44,849	—
US ULTRA BOND CBT	7	USD	1,110,812	03/2016	5,816	—
US ULTRA BOND CBT	6	USD	952,125	03/2016	1,977	—
US ULTRA BOND CBT	124	USD	19,677,250	03/2016	170,839	—
Total			231,519,968		1,355,850	(428,459)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Futures Contracts Outstanding at December 31, 2015 (continued)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P/TSX 60 IX FUT	(35)	CAD	(3,849,317)	03/2016	—	(61,415)
US 10YR NOTE (CBT)	(14)	USD	(1,762,688)	03/2016	3,951	—
US 2YR NOTE (CBT)	(2)	USD	(434,469)	03/2016	631	—
US 2YR NOTE (CBT)	(145)	USD	(31,498,985)	03/2016	47,317	—
US LONG BOND(CBT)	(17)	USD	(2,613,750)	03/2016	—	(7,331)
Total			(40,159,209)		51,899	(68,746)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	146,599,911	242,031,190	(162,294,114)	—	226,336,987	—	265,308	226,336,987
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	12,231,945	3,859,748	(2,822,358)	66,431	13,335,766	—	—	15,341,061
Columbia Variable Portfolio — Core Bond Fund, Class 1	3,010,000	15,620,225	—	—	18,630,225	—	341,390	18,267,845
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	10,782,633	4,849,105	(16,034)	(421)	15,615,283	—	—	16,233,709
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	4,941,433	910,871	(5,923,755)	71,451	—	—	—	—
Columbia Variable Portfolio — Global Bond Fund, Class 1	21,296,413	794,528	(21,595,707)	(495,234)	—	—	—	—
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	36,631,335	9,529,221	(24,144,395)	175,543	22,191,704	186,593	1,947,100	20,887,754
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1	34,300,504	40,507,607	(190,130)	(17,758)	74,600,223	204,308	984,197	73,439,426
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	5,660,929	1,636,856	(1,656,538)	79,827	5,721,074	—	—	7,127,892
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	10,346,018	31,922,125	(76,689)	(1,134)	42,190,320	—	—	43,199,445
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	35,460,180	6,571,049	(17,615,721)	(539,463)	23,876,045	—	1,201,872	21,892,814
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1	2,061,525	—	(2,470,311)	408,786	—	—	—	—
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	5,878,614	2,111,357	(1,488,596)	28,286	6,529,661	27,410	—	7,285,171

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	8,586,032	2,653,997	(3,587,212)	104,231	7,757,048	—	—	8,353,723
Columbia Variable Portfolio — Strategic Income Fund, Class 1	12,849,420	722,298	(13,930,495)	358,777	—	—	—	—
Columbia Variable Portfolio — U.S. Equities Fund, Class 1	4,136,063	22,834,580	(2,392,204)	70,095	24,648,534	—	—	23,010,713
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	18,862,110	4,739,259	(1,755,905)	25,936	21,871,400	46,568	602,581	21,927,401
Variable Portfolio — American Century Diversified Bond Fund, Class 1	33,960,041	39,441,234	(190,130)	(2,530)	73,208,615	288,742	1,474,148	72,058,824
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	20,629,435	1,083,447	(22,931,599)	1,218,717	—	—	—	—
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	5,882,086	324,211	(3,696,244)	(341,883)	2,168,170	273,571	50,641	1,874,509
Variable Portfolio — DFA International Value Fund, Class 1	10,271,540	20,296,267	(988,496)	(260,227)	29,319,084	315,648	390,822	25,631,042
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	5,906,583	686,130	(6,561,192)	(31,521)	—	—	144,406	—
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	5,571,385	1,313,211	(717,467)	5,498	6,172,627	—	—	7,136,789
Variable Portfolio — Invesco International Growth Fund, Class 1	10,069,330	22,235,610	(1,214,380)	(262,048)	30,828,512	1,015,373	291,351	28,529,993
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	34,085,826	20,992,967	(190,130)	(1,626)	54,887,037	131,869	928,943	54,669,469
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	5,622,510	—	(6,888,927)	1,329,368	62,951	—	—	79,956
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	3,649,518	2,418,605	(37,737)	(338)	6,030,048	—	—	7,207,553
Variable Portfolio — MFS Value Fund, Class 1	12,356,492	2,890,008	(8,499,233)	566,813	7,314,080	—	—	8,426,112
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	6,381,836	1,416,932	(6,043,321)	(1,755,447)	—	1,359,624	57,308	—
Variable Portfolio — NFJ Dividend Value Fund, Class 1	11,386,309	3,189,043	(6,633,169)	96,559	8,038,742	—	—	8,365,213
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	5,637,643	1,919,320	(34,378)	(694)	7,521,891	—	—	8,721,858
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	5,699,485	2,442,625	(32,679)	(681)	8,108,750	—	—	8,028,954
Variable Portfolio — Partners Small Cap Value Fund, Class 1	13,254,249	5,445,242	(77,240)	(1,361)	18,620,890	—	—	17,816,543
Variable Portfolio — Pyramis® International Equity Fund, Class 1	10,343,283	22,053,443	(1,189,990)	(253,292)	30,953,444	557,587	237,910	28,378,047

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Pyrford International Equity Fund, Class 1	9,689,704	4,206,858	(6,335,264)	(91,218)	7,470,080	—	219,761	7,083,733
Variable Portfolio — Sit Dividend Growth Fund, Class 1	12,140,409	4,407,588	(67,933)	(1,064)	16,479,000	—	—	17,974,465
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	24,811,663	49,460,713	(662,092)	(11,374)	73,598,910	25,804	477,818	73,474,827
Variable Portfolio — Victory Established Value Fund, Class 1	4,409,411	—	(5,448,329)	1,065,838	26,920	—	—	36,919
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	—	7,295,108	—	—	7,295,108	—	61,152	7,218,226
Total	625,393,803	604,812,578	(340,400,094)	1,602,842	891,409,129	4,433,097	9,676,708	886,016,973

(b)  Non-income producing investment.

(c)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2015, the value of these securities amounted to $1,780,665 or 0.19% of net assets.

(e)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)  The rate shown is the seven-day current annualized yield at December 31, 2015.

Currency Legend

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	—	295,843,400	—	295,843,400
Fixed-Income Funds	—	363,836,586	—	363,836,586
Exchange-Traded Funds	29,602,966	—	—	29,602,966
Corporate Bonds & Notes	—	10,179,691	—	10,179,691
Residential Mortgage-Backed Securities — Agency	—	47,795,038	—	47,795,038
U.S. Treasury Obligations	24,886	—	—	24,886
Options Purchased Puts	8,307,010	—	—	8,307,010
Money Market Funds	—	226,336,987	—	226,336,987
Total Investments	37,934,862	943,991,702	—	981,926,564

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	6,609	—	6,609
Futures Contracts	1,407,749	—	—	1,407,749
Liabilities
Forward Foreign Currency Exchange Contracts	—	(647)	—	(647)
Futures Contracts	(497,205)	—	—	(497,205)
Total	38,845,406	943,997,664	—	982,843,070

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	565,485,216	565,485,216	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $86,214,340)	$87,602,581
Affiliated issuers (identified cost $891,409,129)	886,016,973
Options purchased (identified cost $12,126,639)	8,307,010
Total investments (identified cost $989,750,108)	981,926,564
Foreign currency (identified cost $14,217)	14,099
Margin deposits	7,147,472
Unrealized appreciation on forward foreign currency exchange contracts	6,609
Receivable for:
Investments sold	532,457
Dividends	163,288
Interest	161,337
Variation margin	334,255
Prepaid expenses	4,987
Trustees' deferred compensation plan	11,411
Total assets	990,302, 479
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	647
Payable for:
Investments purchased	4,129,225
Investments purchased on a delayed delivery basis	47,889,093
Capital shares purchased	760,653
Variation margin	917,980
Investment management fees	5,009
Distribution and/or service fees	6,431
Transfer agent fees	455
Administration fees	818
Compensation of board members	274
Chief compliance officer expenses	104
Other expenses	39,286
Trustees' deferred compensation plan	11,411
Total liabilities	53,761,386
Net assets applicable to outstanding capital stock	$936,541,093
Represented by
Trust capital	$936,541,093
Total — representing net assets applicable to outstanding capital stock	$936,541,093
Class 2
Net assets	$936,541,093
Shares outstanding	87,181,227
Net asset value per share	$10.74

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$1,066,116
Dividends — affiliated issuers	9,676,708
Interest	371,672
Total income	11,114,496
Expenses:
Investment management fees	1,632,069
Distribution and/or service fees
Class 2	2,064,014
Transfer agent fees
Class 2	148,370
Administration fees	264,035
Compensation of board members	30,668
Custodian fees	41,231
Printing and postage fees	38,098
Audit fees	21,390
Legal fees	28,316
Chief compliance officer expenses	410
Other	13,944
Total expenses	4,282,545
Net investment income	6,831,951
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,263,036)
Investments — affiliated issuers	1,602,842
Capital gain distributions from underlying affiliated funds	4,433,097
Foreign currency translations	40,353
Forward foreign currency exchange contracts	73,395
Futures contracts	(5,091,741)
Options purchased	(125,294)
Net realized loss	(330,384)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(584,859)
Investments — affiliated issuers	(19,439,297)
Foreign currency translations	(20,358)
Forward foreign currency exchange contracts	(8,635)
Futures contracts	(1,661,041)
Options purchased	(2,590,010)
Net change in unrealized depreciation	(24,304,200)
Net realized and unrealized loss	(24,634,584)
Net decrease in net assets from operations	$(17,802,633)

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$6,831,951	$2,489,421
Net realized gain (loss)	(330,384)	6,978,707
Net change in unrealized appreciation (depreciation)	(24,304,200)	11,797,960
Net increase (decrease) in net assets resulting from operations	(17,802,633)	21,266,088
Increase in net assets from capital stock activity	250,501,749	425,291,218
Total increase in net assets	232,699,116	446,557,306
Net assets at beginning of year	703,841,977	257,284,671
Net assets at end of year	$936,541,093	$703,841,977

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	24,351,464	267,161,723	40,252,606	430,730,085
Redemptions	(1,525,915)	(16,659,974)	(505,762)	(5,438,867)
Net increase	22,825,549	250,501,749	39,746,844	425,291,218
Total net increase	22,825,549	250,501,749	39,746,844	425,291,218

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.94	$10.45	$10.00
Income from investment operations:
Net investment income	0.09	0.05	0.05
Net realized and unrealized gain (loss)	(0.29)	0.44	0.40
Total from investment operations	(0.20)	0.49	0.45
Net asset value, end of period	$10.74	$10.94	$10.45
Total return	(1.83%)	4.69%	4.50%
Ratios to average net assets(b)
Total gross expenses	0.52%	0.52%	0.65	%(c)
Total net expenses(d)	0.52%	0.52%	0.61	%(c)
Net investment income	0.83%	0.51%	0.71	%(c)
Supplemental data
Net assets, end of period (in thousands)	$936,541	$703,842	$257,285
Portfolio turnover	118%	122%	60%

Notes to Financial Highlights

(a)  Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the NYSE on the valuation date.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	927,425	*
Equity risk	Investments, at value — Options purchased	8,307,010
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	6,609
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	198,315	*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	282,009	*
Total		9,721,368
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	344,585	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	647
Foreign exchange risk	Component of trust capital — unrealized depreciation on futures contracts	23,803	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	128,817	*
Total		497,852

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	—	(3,576,235)	(125,294)	(3,701,529)
Foreign exchange risk	73,395	(476,580)	—	(403,185)
Interest rate risk	—	(1,038,926)	—	(1,038,926)
Total	73,395	(5,091,741)	(125,294)	(5,143,640)

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	—	(1,285,872)	(2,590,010)	(3,875,882)
Foreign exchange risk	(8,635)	174,512	—	165,877
Interest rate risk	—	(549,681)	—	(549,681)
Total	(8,635)	(1,661,041)	(2,590,010)	(4,259,686)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31 , 2015:

Derivative Instrument	Average notional amounts($)*
Futures contracts — Long	202,416,283
Futures contracts — Short	38,822,224
Derivative Instrument	Average market value($)*
Options contracts — Purchased	8,433,940
Derivative Instrument	Average unrealized appreciation($)*	Average unrealized depreciation($)*
Forward foreign currency exchange contracts	5,098	(3,097)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2015:

	Deutsche Bank ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	3,190	—	3,419	6,609
Options purchased puts	8,307,010	—	—	—	8,307,010
Total Assets	8,307,010	3,190	—	3,419	8,313,619
Liabilities
Forward foreign currency exchange contracts	—	—	647	—	647
Total Liabilities	—	—	647	—	647
Total Financial and Derivative Net Assets	8,307,010	3,190	(647)	3,419	8,312,972
Total collateral received (pledged)(a)	—	—	—	—	—
Net Amount(b)	8,307,010	3,190	(647)	3,419	8,312,972

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.20% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different

Annual Report 2015
30

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than Underlying Funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.03% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying

Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the year ended December 31, 2015, the Fund's effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 Through June 30, 2015	Contractual Expense Cap Prior to May 1, 2015
Class 2	1.10%	1.10%	1.10%

The contractual agreement may be modified or amended only with approval from all parties. Under the agreements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. This agreement may be modified

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $979,216,003 and $799,197,347, respectively, for the year ended December 31, 2015, of which $545,633,992 and $541,338,485, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings,

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
33

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 22, 2016

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY CONSERVATIVE GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
41

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6613 E (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers	35
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Managed Volatility Growth Fund (the Fund) Class 2 shares returned -3.34% for the 12-month period ended December 31, 2015.

■  During the same time period, the Fund underperformed its Blended Index, which gained 0.25%, as well as the broad U.S. equity market, as measured by the S&P 500 Index, which returned 1.38%.

■  Underperformance relative to the Blended Index was due to a combination of weak results from underlying funds, detraction from our dynamic algorithm-based allocation methodology and event protection strategies designed to minimize losses in the event of steep market declines.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	Life
Class 2	04/12/13	-3.34	4.56
Blended Index		0.25	6.21
S&P 500 Index		1.38	12.01

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 34% weighting of the S&P 500 Index, a 19% weighting of the MSCI EAFE Index (Net) and a 12% weighting of the Russell 2000 Index. The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 12, 2013 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Anwiti Bahuguna, Ph.D.

David Weiss, CFA*

Brian Virginia

*Effective February 1, 2016, Mr. Weiss was named a Portfolio Manager of the Fund. Kent Bergene no longer serves as a Portfolio Manager of the Fund.

Portfolio Allocation (%) (at December 31, 2015)
Allocations to Underlying Funds
Underlying Funds: Equity	58.4
International	17.5
U.S. Large Cap	31.3
U.S. Mid Cap	0.0	(a)
U.S. Small Cap	9.6
Underlying Funds: Fixed Income	11.2
High Yield	0.5
Investment Grade	10.7
Allocations to Tactical Assets
Corporate Bonds & Notes	0.6
Exchange-Traded Funds	4.3
Money Market Fund Shares Held to Cover Open Derivatives Instruments(b)	21.4
Options Purchased Puts	1.6
Residential Mortgage-Backed Securities — Agency	2.5
U.S. Treasury Obligations	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in an affiliated money market fund (amounting to $1,628.4 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -3.34%. During the same time period, the Fund underperformed its Blended Index, which gained 0.25%, as well as the broad U.S. equity market, as measured by the S&P 500 Index, which returned 1.38%. Underperformance relative to the Blended Index was due to weak results from underlying funds in a challenging period for the dynamic algorithm, which is used to help in allocating assets to equities, and from event protection strategies geared to help stem losses in the case of steep market declines. These detractors were offset to a degree by tactical decisions that proved favorable.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued with China's slowdown heading the list of disappointments. Ongoing conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, the labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales and solid holiday spending. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time buyers out of the market.

Economic growth in developed countries outside the United States was lackluster. A weaker currency benefited eurozone countries, as did accommodative bank lending standards. However, eurozone economic growth was estimated at less than 2.0% for the year. The weakness in commodity markets helped drive both Russia and Brazil into recession. Emerging markets growth continued to slow, and China's economy slowed more than expected. We believe Chinese policymakers' reaction to capital outflows and slowing growth will influence the overall direction of global risk assets throughout year ahead. In Japan, policymakers sought to raise inflation as they struggled to maintain growth.

For U.S. investors, solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets, as a strong dollar weighed on returns from overseas investments that were denominated in dollars. The U.S. bond market eked out a fractional positive return, led by the shortest duration, highest quality bonds. High-yield bonds gave up the most ground during the year.

In December, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point. The stock market's initial reaction to this move was positive, as many investors

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

viewed the policy change as a vote of confidence in the strength of the U.S. economy.

Significant Performance Factors

Among the many factors that affected financial markets in 2015, three were central to the Fund's performance: the dollar, the disappointment of diversification and a choppy but directionless market.

■  A strong U.S. dollar presented a significant challenge to many export-driven industries in the United States and reduced returns on overseas investments denominated in U.S. dollars.

■  While history shows that diversification over the long-term is generally an effective way to limit the impact of market volatility on an investment portfolio, the strategy was largely a disappointment in 2015. For the year, a handful of high quality U.S. large-cap stocks and high quality (U.S. Treasury, mortgage-backed, and municipal) bonds led performance. Diversification beyond these market segments detracted from performance for multi-asset portfolios. Diversification does not assure a profit or protect against loss.

■  Financial markets — and stocks, in particular — were mostly directionless in 2015 even though there was a significant amount of choppiness during the period. In fact, over the course of the year, the S&P 500 Index crossed its starting point, both over and under, some 30 times — an 80-year record.

We believe that it is important to consider these three factors in evaluating the performance of the Fund for 2015. Underlying fund performance was lackluster, and international equities were a particular drag on results. The effectiveness of the dynamic algorithm used to actively manage exposure to equities was impeded by the significant back-and-forth nature of the markets. The use of strategies designed to provide protection against severe market corrections also disappointed, as the directionless nature of the markets diminished the potential value of such strategies. Tactical trading via the use of U.S. Treasury futures and Japanese equity futures provided a positive contribution to relative returns.

The Fund also invests in certain derivative instruments, such as equity and fixed-income futures and options contracts, in seeking to shield the portfolio from the full effect of sharp market declines. The value of these investments, which is tied to the level of market volatility, fell during the period, detracting from performance.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	954.40	1,022.79	2.36	2.45	0.48	5.22	5.40	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 59.7%

	Shares	Value ($)
INTERNATIONAL 17.9%
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	3,013,068	33,324,537
Variable Portfolio — DFA International Value Fund, Class 1(a)	40,692,757	362,572,467
Variable Portfolio — Invesco International Growth Fund, Class 1(a)	36,580,839	415,558,328
Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	38,662,637	405,184,442
Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	11,645,741	111,799,110
Total		1,328,438,884
U.S. LARGE CAP 32.0%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	14,542,701	242,426,830
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	13,249,036	257,826,240
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	8,678,251	112,122,996
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	14,029,599	507,731,196
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)(b)	5,994,916	111,745,232
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	7,612,450	130,477,400
Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	5,665,676	112,463,676
Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	10,560,848	219,137,583
Variable Portfolio — MFS Value Fund, Class 1(a)(b)	7,113,494	132,382,129
Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	7,555,536	129,652,997
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	6,769,013	140,457,022
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	18,282,455	283,195,228
Total		2,379,618,529
U.S. MID CAP —%
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	79,530	1,461,754
Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	40,116	753,382
Total		2,215,136

Equity Funds (continued)

	Shares	Value ($)
U.S. SMALL CAP 9.8%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1(a)(b)	18,065,474	319,578,234
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	7,180,584	124,439,515
Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	13,888,518	289,020,065
Total		733,037,814
Total Equity Funds (Cost: $4,462,128,380)		4,443,310,363
Fixed-Income Funds 11.5%
HIGH YIELD 0.6%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	5,181,261	41,812,778
INVESTMENT GRADE 10.9%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	3,865,696	37,922,482
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1(a)	14,707,902	148,108,571
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	4,696,533	43,865,616
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	4,234,733	44,125,918
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	13,832,322	148,835,782
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	19,949,388	215,453,392
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	15,376,631	159,916,964
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	1,453,089	14,690,725
Total		812,919,450
Total Fixed-Income Funds (Cost: $870,010,486)		854,732,228
Exchange-Traded Funds 4.3%
SPDR S&P 500 ETF Trust	1,038,300	211,698,987
iShares MSCI EAFE ETF	1,135,115	66,688,006
iShares Russell 2000 ETF	400,000	45,004,000
Total Exchange-Traded Funds (Cost: $312,544,220)		323,390,993

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) 0.6%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
AEROSPACE & DEFENSE —%
L-3 Communications Corp. 02/15/21	4.950%		36,000	37,096
05/28/24	3.950%		225,000	213,729
Lockheed Martin Corp. 03/01/45	3.800%		246,000	218,047
Northrop Grumman Corp. 08/01/23	3.250%		365,000	364,882
Total				833,754
BANKING —%
Bank of America Corp. 04/01/24	4.000%		330,000	337,496
Bank of Nova Scotia (The) 06/11/18	1.700%		330,000	329,093
Goldman Sachs Group, Inc. (The) 01/23/25	3.500%		607,000	595,680
JPMorgan Chase & Co. 03/01/18	1.700%		215,000	213,935
Total				1,476,204
CABLE AND SATELLITE —%
Time Warner Cable, Inc. 09/15/42	4.500%		139,000	109,085
CHEMICALS —%
Dow Chemical Co. (The) 10/01/44	4.625%		125,000	112,993
LYB International Finance BV 03/15/44	4.875%		145,000	132,413
Total				245,406
CONSUMER PRODUCTS —%
Clorox Co. (The) 12/15/24	3.500%		455,000	454,110
DIVERSIFIED MANUFACTURING —%
General Electric Co. 05/26/23	1.250%	EUR	585,000	636,486
United Technologies Corp. 05/22/23	1.250%	EUR	270,000	291,540
Total				928,026
ELECTRIC 0.2%
Appalachian Power Co. 05/15/44	4.400%		120,000	112,967
06/01/45	4.450%		170,000	161,370

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Berkshire Hathaway Energy Co. 11/15/43	5.150%		25,000	26,381
02/01/45	4.500%		336,000	322,826
CMS Energy Corp. 03/15/22	5.050%		130,000	141,380
03/01/44	4.875%		345,000	350,137
CenterPoint Energy Houston Electric LLC 04/01/44	4.500%		75,000	77,373
DTE Energy Co. 06/01/16	6.350%		55,000	56,170
06/01/24	3.500%		600,000	600,666
DTE Energy Co.(d) 06/15/22	3.300%		570,000	571,721
Dominion Resources, Inc. 06/15/18	1.900%		435,000	430,803
10/01/25	3.900%		489,000	489,508
09/15/42	4.050%		492,000	434,111
Duke Energy Corp. 10/15/23	3.950%		1,373,000	1,413,015
12/15/45	4.800%		135,000	136,390
Eversource Energy 05/01/18	1.450%		494,000	485,941
Indiana Michigan Power Co. 03/15/23	3.200%		300,000	295,766
Oncor Electric Delivery Co. LLC 09/30/17	5.000%		766,000	803,134
04/01/45	3.750%		105,000	87,269
PSEG Power LLC 11/15/18	2.450%		50,000	50,301
11/15/23	4.300%		165,000	161,947
Pacific Gas & Electric Co. 06/15/23	3.250%		344,000	344,815
02/15/24	3.750%		185,000	191,345
02/15/44	4.750%		355,000	369,684
Southern California Edison Co. 02/01/45	3.600%		35,000	31,698
TransAlta Corp. 06/03/17	1.900%		430,000	417,613
11/25/20	5.000%	CAD	430,000	290,555
WEC Energy Group, Inc. 06/15/18	1.650%		180,000	178,445
06/15/25	3.550%		158,000	158,889
Western Power Distribution PLC 11/06/23	3.625%	GBP	630,000	925,694
Xcel Energy, Inc. 05/15/20	4.700%		379,000	407,330
Total				10,525,244

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
FOOD AND BEVERAGE 0.1%
Anheuser-Busch InBev Finance, Inc. 01/17/23	2.625%		27,000	25,911
ConAgra Foods, Inc. 01/25/23	3.200%		173,000	166,431
01/25/43	4.650%		379,000	338,075
General Mills, Inc. 11/16/20	2.100%	EUR	440,000	502,624
Grupo Bimbo SAB de CV(d) 01/25/22	4.500%		150,000	153,711
06/27/44	4.875%		200,000	175,013
Heineken NV(d) 10/01/42	4.000%		150,000	133,514
Kraft Heinz Co. (The) 07/01/27	4.125%	GBP	260,000	390,238
Molson Coors Brewing Co. 05/01/42	5.000%		528,000	508,465
SABMiller Holdings, Inc.(d) 01/15/22	3.750%		480,000	493,672
Wm. Wrigley Jr., Co.(d) 10/21/18	2.400%		68,000	68,182
10/21/19	2.900%		605,000	610,599
Total				3,566,435
FOREIGN AGENCIES —%
Avinor AS 04/29/25	1.000%	EUR	200,000	207,810
HEALTH CARE —%
Becton Dickinson and Co. 12/15/44	4.685%		105,000	105,936
Express Scripts Holding Co. 05/15/16	3.125%		595,000	598,970
Total				704,906
HEALTHCARE INSURANCE —%
Cigna Corporation 03/15/21	4.500%		315,000	334,317
INDEPENDENT ENERGY 0.1%
Anadarko Petroleum Corp. 09/15/16	5.950%		475,000	488,090
Canadian Natural Resources Ltd. 08/15/16	6.000%		93,000	95,466
05/15/17	5.700%		56,000	57,196
04/15/24	3.800%		635,000	560,596
Canadian Oil Sands Ltd.(d) 04/01/42	6.000%		125,000	100,009

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cimarex Energy Co. 05/01/22	5.875%	342,000	331,740
06/01/24	4.375%	201,000	178,317
Continental Resources, Inc. 09/15/22	5.000%	409,000	301,637
06/01/44	4.900%	185,000	111,551
EnCana Corp. 11/15/41	5.150%	71,000	47,487
Marathon Oil Corp. 06/01/45	5.200%	250,000	177,941
Noble Energy, Inc. 11/15/43	5.250%	144,000	116,167
Woodside Finance Ltd.(d) 03/05/25	3.650%	573,000	506,769
Total			3,072,966
INTEGRATED ENERGY —%
Cenovus Energy, Inc. 09/15/23	3.800%	76,000	68,813
09/15/42	4.450%	188,000	137,063
09/15/43	5.200%	190,000	148,730
Total			354,606
LIFE INSURANCE —%
Five Corners Funding Trust(d) 11/15/23	4.419%	1,035,000	1,078,505
Guardian Life Insurance Co. of America (The) Subordinated(d) 06/19/64	4.875%	400,000	379,746
MetLife, Inc. 09/15/23	4.368%	227,000	243,729
05/13/46	4.600%	55,000	55,364
Peachtree Corners Funding Trust(d) 02/15/25	3.976%	321,000	318,682
Teachers Insurance & Annuity Association of America Subordinated(d) 09/15/44	4.900%	520,000	526,455
Total			2,602,481
MEDIA AND ENTERTAINMENT —%
21st Century Fox America, Inc. 09/15/44	4.750%	330,000	317,413
Scripps Networks Interactive, Inc. 11/15/24	3.900%	688,000	657,768
06/15/25	3.950%	278,000	265,770
Sky PLC(d) 11/26/22	3.125%	835,000	810,636
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Thomson Reuters Corp. 05/23/16	0.875%		238,000	237,814
05/23/43	4.500%		365,000	317,462
Time Warner, Inc. 09/15/23	1.950%	EUR	120,000	132,269
Total				2,739,132
METALS —%
Barrick Gold Corp. 04/01/42	5.250%		175,000	117,862
Newmont Mining Corp. 03/15/42	4.875%		136,000	97,180
Teck Resources Ltd. 03/01/42	5.200%		122,000	51,240
Total				266,282
MIDSTREAM 0.1%
Columbia Pipeline Group, Inc.(d) 06/01/45	5.800%		385,000	337,985
Energy Transfer Partners LP 02/01/43	5.150%		27,000	19,302
Enterprise Products Operating LLC 05/07/18	1.650%		170,000	165,843
02/15/45	5.100%		245,000	205,221
05/15/46	4.900%		163,000	133,202
Kinder Morgan Energy Partners LP 09/01/22	3.950%		140,000	121,873
02/15/23	3.450%		580,000	481,667
05/01/24	4.300%		235,000	202,056
03/01/43	5.000%		291,000	215,573
Plains All American Pipeline LP/Finance Corp. 01/31/23	2.850%		616,000	508,115
10/15/23	3.850%		445,000	374,433
10/15/25	4.650%		30,000	26,189
06/15/44	4.700%		153,000	106,493
Southern Natural Gas Co. LLC(d) 04/01/17	5.900%		101,000	102,702
Williams Partners LP 09/15/45	5.100%		540,000	355,381
Total				3,356,035
NATURAL GAS —%
NiSource Finance Corp. 02/15/43	5.250%		195,000	207,167
Sempra Energy 04/01/17	2.300%		245,000	246,425
06/15/24	3.550%		920,000	914,924
Total				1,368,516

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OIL FIELD SERVICES —%
Noble Holding International Ltd. 03/15/42	5.250%	377,000	209,031
PHARMACEUTICALS —%
AbbVie, Inc. 11/06/17	1.750%	410,000	409,204
Amgen, Inc. 06/15/16	2.300%	475,000	477,733
05/15/43	5.375%	170,000	180,610
Gilead Sciences, Inc. 03/01/46	4.750%	90,000	91,083
Total			1,158,630
PROPERTY & CASUALTY —%
ACE INA Holdings, Inc. 05/15/24	3.350%	263,000	265,488
05/03/26	3.350%	15,000	14,954
Alleghany Corp. 09/15/44	4.900%	165,000	156,480
CNA Financial Corp. 05/15/24	3.950%	147,000	146,338
Liberty Mutual Group, Inc.(d) 05/01/22	4.950%	280,000	296,796
06/15/23	4.250%	410,000	416,588
Loews Corp. 05/15/43	4.125%	70,000	63,219
Total			1,359,863
REFINING —%
Marathon Petroleum Corp. 03/01/16	3.500%	315,000	315,888
09/15/44	4.750%	205,000	167,566
Phillips 66 05/01/17	2.950%	305,000	309,145
Valero Energy Corp. 03/15/45	4.900%	25,000	20,847
Total			813,446
RESTAURANTS —%
Yum! Brands, Inc. 11/01/43	5.350%	352,000	268,666
RETAILERS —%
CVS Health Corp. 07/20/45	5.125%	105,000	110,610

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
TECHNOLOGY —%
Apple, Inc. 01/17/24	1.375%	EUR	140,000	153,231
02/09/45	3.450%		249,000	214,379
Hewlett Packard Enterprise Co.(d) 10/15/45	6.350%		399,000	378,787
International Business Machine Corp. 11/19/19	1.375%	EUR	466,000	525,669
Oracle Corp. 01/10/21	2.250%	EUR	349,000	406,891
07/08/44	4.500%		65,000	65,398
Total				1,744,355
TRANSPORTATION SERVICES —%
ERAC U.S.A. Finance LLC(d) 11/01/25	3.800%		110,000	108,849
02/15/45	4.500%		440,000	409,160
Heathrow Funding Ltd. 02/15/23	5.225%	GBP	233,000	388,396
Total				906,405
WIRELESS —%
CC Holdings GS V LLC/ Crown Castle GS III Corp. 12/15/17	2.381%		128,000	128,141
Rogers Communications, Inc. 03/15/23	3.000%		767,000	744,699
03/15/44	5.000%		70,000	70,473
Total				943,313
WIRELINES 0.1%
AT&T, Inc. 08/15/16	2.400%		640,000	644,230
06/15/45	4.350%		1,294,000	1,106,979
Orange SA 02/21/17	4.750%	EUR	163,000	186,245
Verizon Communications, Inc. 11/01/42	3.850%		944,000	779,808
03/15/55	4.672%		256,000	222,259
Total				2,939,521
Total Corporate Bonds & Notes (Cost: $46,182,194)				43,599,155

Residential Mortgage-Backed Securities —
Agency 2.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(e) 01/19/31	2.500%	5,000,000	5,039,525
01/19/31	3.000%	5,000,000	5,150,715
01/19/31 - 01/13/46	3.500%	151,275,000	156,926,636
01/13/46	4.000%	23,000,000	24,337,954
Total Residential Mortgage-Backed Securities — Agency (Cost: $191,497,215)			191,454,830
U.S. Treasury Obligations —%
U.S. Treasury 05/15/45	3.000%	100,000	99,543
Total U.S. Treasury Obligations (Cost: $97,934)			99,543
Options Purchased Puts 1.7%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
S&P 500 Index	3,046	1,800.00	12/15/17	41,897,730
	700	1,850.00	12/15/17	10,640,000
	600	1,900.00	12/15/17	10,152,000
	8,196	1,800.00	12/16/16	62,863,320
Total Options Purchased Puts (Cost: $183,124,352)				125,553,050
Money Market Funds 21.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(a)(f)	1,628,390,047	1,628,390,047
Total Money Market Funds (Cost: $1,628,390,047)		1,628,390,047
Total Investments (Cost: $7,693,974,828)		7,610,530,209
Other Assets & Liabilities, Net		(168,996,104)
Net Assets		7,441,534,105

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

At December 31, 2015, cash totaling $93,154,092 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2015

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered	1/29/2016	1,170,000	GBP	1,741,751	USD	16,815	—
State Street	1/29/2016	425,000	CAD	304,545	USD	—	(2,619)
UBS	1/29/2016	2,803,000	EUR	3,066,342	USD	18,321	—
Total						35,136	(2,619)

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI JGB FUT	4	JPY	496,061	03/2016	1,242	—
BP CURRENCY FUT	275	USD	25,324,062	03/2016	—	(449,611)
CAN 10YR BOND FUT	7	CAD	713,254	03/2016	14,379	—
DAX INDEX FUTURE	21	EUR	6,145,896	03/2016	306,149	—
EURO BUXL 30Y BND	2	EUR	329,068	03/2016	—	(8,155)
EURO FX CURR FUT	1,100	USD	149,682,500	03/2016	—	(402,820)
EURO STOXX 50	2,064	EUR	73,616,953	03/2016	1,814,609	—
EURO-BOBL FUTURE	14	EUR	1,988,078	03/2016	—	(11,756)
EURO-BUND FUTURE	9	EUR	1,544,576	03/2016	—	(10,982)
EURO-SCHATZ FUT	10	EUR	1,211,835	03/2016	—	(1,379)
FTSE/MIB IDX FUT	56	EUR	6,524,585	03/2016	235,260	—
JPN YEN CURR FUT	1,400	USD	145,818,750	03/2016	3,266,372	—
LONG GILT FUTURE	10	GBP	1,721,423	03/2016	—	(5,813)
mini MSCI EAFE	15	USD	1,273,650	03/2016	24,491	—
Russell 2000 Mini	2,221	USD	251,306,150	03/2016	864,628	—
S&P 500 FUTURE	190	USD	96,681,500	03/2016	1,628,585	—
S&P500 EMINI FUT	8,908	USD	906,567,160	03/2016	6,859,469	—
SPI 200 FUTURES	55	AUD	5,267,316	03/2016	395,669	—
TOPIX INDX FUTR	1,134	JPY	146,001,498	03/2016	—	(4,225,194)
US 5YR NOTE (CBT)	3,592	USD	425,006,564	03/2016	—	(313,454)
US 5YR NOTE (CBT)	53	USD	6,270,977	03/2016	—	(9,136)
US 5YR NOTE (CBT)	270	USD	31,946,485	03/2016	—	(39,470)
US LONG BOND(CBT)	112	USD	17,220,000	03/2016	67,296	—
US LONG BOND(CBT)	85	USD	13,068,750	03/2016	34,222	—
US ULTRA BOND CBT	110	USD	17,455,625	03/2016	130,253	—
US ULTRA BOND CBT	24	USD	3,808,500	03/2016	80	—
US ULTRA BOND CBT	886	USD	140,597,125	03/2016	1,262,702	—
Total			2,477,588,341		16,905,406	(5,477,770)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Futures Contracts Outstanding at December 31, 2015 (continued)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P/TSX 60 IX FUT	(583)	CAD	(64,118,624)	03/2016	—	(1,022,996)
US 10YR NOTE (CBT)	(56)	USD	(7,050,750)	03/2016	18,434	—
US 2YR NOTE (CBT)	(4)	USD	(868,938)	03/2016	1,262	—
US 2YR NOTE (CBT)	(2,460)	USD	(534,396,565)	03/2016	802,757	—
US LONG BOND(CBT)	(67)	USD	(10,301,250)	03/2016	—	(28,893)
Total			(616,736,127)		822,453	(1,051,889)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,142,018,803	2,492,727,044	(2,006,355,800)	—	1,628,390,047	—	2,021,266	1,628,390,047
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	209,873,737	36,962,400	(37,618,072)	1,097,747	210,315,812	—	—	242,426,830
Columbia Variable Portfolio — Core Bond Fund, Class 1	6,010,000	32,709,303	(1,587)	(27)	38,717,689	—	754,178	37,922,482
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	193,332,498	54,377,339	(1)	—	247,709,836	—	—	257,826,240
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	82,115,627	10,087,299	(93,388,502)	1,185,576	—	—	—	—
Columbia Variable Portfolio — Global Bond Fund, Class 1	52,007,690	1,569,784	(52,457,098)	(1,120,376)	—	—	—	—
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	79,258,307	10,945,431	(46,487,320)	1,327,551	45,043,969	389,582	4,065,289	41,812,778
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1	74,011,912	76,465,567	(42,953)	(4,138)	150,430,388	430,274	2,072,724	148,108,571
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	97,522,250	17,328,565	(27,056,045)	1,895,095	89,689,865	—	—	112,122,996
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	160,961,212	330,909,957	(91,955)	(1,805)	491,777,409	—	—	507,731,196
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	75,060,551	10,151,589	(36,137,203)	(1,119,257)	47,955,680	—	2,394,989	43,865,616
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1	36,621,673	—	(42,980,429)	6,358,756	—	—	—	—
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	104,508,440	19,045,482	(24,164,126)	606,811	99,996,607	397,994	—	111,745,232

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	149,953,423	28,522,573	(58,886,500)	2,128,950	121,718,446	—	—	130,477,400
Columbia Variable Portfolio — Strategic Income Fund, Class 1	29,785,595	1,427,076	(31,991,148)	778,477	—	—	—	—
Columbia Variable Portfolio — U.S. Equities Fund, Class 1	73,446,872	275,184,646	—	—	348,631,518	—	—	319,578,234
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	40,964,575	6,728,766	(3,798,790)	58,224	43,952,775	96,036	1,242,677	44,125,918
Variable Portfolio — American Century Diversified Bond Fund, Class 1	73,403,543	77,884,003	(42,953)	(652)	151,243,941	632,243	3,227,869	148,835,782
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	63,523,283	2,140,615	(68,794,728)	3,130,830	—	—	—	—
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	105,864,686	5,768,109	(65,926,079)	(6,488,143)	39,218,573	4,866,827	901,283	33,324,537
Variable Portfolio — DFA International Value Fund, Class 1	178,652,077	251,247,868	(744,432)	(258,244)	428,897,269	5,321,760	6,137,526	362,572,467
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	31,651,206	1,774,596	(32,420,612)	(1,005,190)	—	—	704,289	—
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	97,568,858	14,778,481	(15,447,215)	410,608	97,310,732	—	—	112,463,676
Variable Portfolio — Invesco International Growth Fund, Class 1	175,385,545	289,102,150	(1,755,643)	(469,834)	462,262,218	17,487,353	4,649,294	415,558,328
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	74,181,505	143,326,369	(42,953)	(388)	217,464,533	556,798	3,922,316	215,453,392
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	99,021,910	—	(119,180,617)	21,318,152	1,159,445	—	—	1,461,754
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	64,722,888	131,081,747	(63,068)	(1,321)	195,740,246	—	—	219,137,583
Variable Portfolio — MFS Value Fund, Class 1	219,229,736	32,809,468	(147,163,846)	11,297,781	116,173,139	—	—	132,382,129
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	106,878,369	23,516,736	(100,285,385)	(30,109,720)	—	22,565,559	951,177	—
Variable Portfolio — NFJ Dividend Value Fund, Class 1	193,770,601	36,033,489	(106,544,984)	2,232,134	125,491,240	—	—	129,652,997
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	98,667,916	22,563,091	(61,388)	(2,322)	121,167,297	—	—	140,457,022
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	99,587,502	26,896,001	(59,061)	(2,853)	126,421,589	—	—	124,439,515
Variable Portfolio — Partners Small Cap Value Fund, Class 1	232,606,726	74,360,061	(139,597)	(4,319)	306,822,871	—	—	289,020,065

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Pyramis® International Equity Fund, Class 1	182,639,837	272,421,552	(1,534,809)	(407,622)	453,118,958	9,288,980	3,958,327	405,184,442
Variable Portfolio — Pyrford International Equity Fund, Class 1	168,268,437	44,147,844	(91,833,084)	(1,599,164)	118,984,033	—	3,704,645	111,799,110
Variable Portfolio — Sit Dividend Growth Fund, Class 1	210,203,886	48,889,626	(121,521)	(2,493)	258,969,498	—	—	283,195,228
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	20,162,562	140,389,656	(205,321)	(4,174)	160,342,723	62,018	1,148,403	159,916,964
Variable Portfolio — Victory Established Value Fund, Class 1	83,628,305	—	(101,340,247)	18,263,721	551,779	—	—	753,382
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	—	14,858,788	—	—	14,858,788	—	136,188	14,690,725
Total	5,187,072,543	5,059,133,071	(3,315,165,072)	29,488,371	6,960,528,913	62,095,424	41,992,440	6,926,432,638

(b)  Non-income producing investment.

(c)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2015, the value of these securities amounted to $7,978,081 or 0.11% of net assets.

(e)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)  The rate shown is the seven-day current annualized yield at December 31, 2015.

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	—	4,443,310,363	—	4,443,310,363
Fixed-Income Funds	—	854,732,228	—	854,732,228
Exchange-Traded Funds	323,390,993	—	—	323,390,993
Corporate Bonds & Notes	—	43,599,155	—	43,599,155
Residential Mortgage-Backed Securities — Agency	—	191,454,830	—	191,454,830
U.S. Treasury Obligations	99,543	—	—	99,543
Options Purchased Puts	125,553,050	—	—	125,553,050
Money Market Funds	—	1,628,390,047	—	1,628,390,047
Total Investments	449,043,586	7,161,486,623	—	7,610,530,209
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	35,136	—	35,136
Futures Contracts	17,727,859	—	—	17,727,859
Liabilities
Forward Foreign Currency Exchange Contracts	—	(2,619)	—	(2,619)
Futures Contracts	(6,529,659)	—	—	(6,529,659)
Total	460,241,786	7,161,519,140	—	7,621,760,926

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	4,965,475,159	4,965,475,159	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $550,321,563)	$558,544,521
Affiliated issuers (identified cost $6,960,528,913)	6,926,432,638
Options purchased (identified cost $183,124,352)	125,553,050
Total investments (identified cost $7,693,974,828)	7,610,530,209
Foreign currency (identified cost $40,699)	40,313
Margin deposits	93,154,092
Unrealized appreciation on forward foreign currency exchange contracts	35,136
Receivable for:
Investments sold	1,559,622
Dividends	1,591,930
Interest	662,589
Variation margin	2,735,350
Prepaid expenses	42,014
Trustees' deferred compensation plan	47,454
Total assets	7,710,398,709
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,619
Payable for:
Investments purchased	61,449,500
Investments purchased on a delayed delivery basis	191,750,202
Capital shares purchased	2,228,032
Variation margin	13,200,528
Investment management fees	34,540
Distribution and/or service fees	51,292
Transfer agent fees	3,535
Administration fees	6,076
Compensation of board members	438
Chief compliance officer expenses	859
Other expenses	89,529
Trustees' deferred compensation plan	47,454
Total liabilities	268,864,604
Net assets applicable to outstanding capital stock	$7,441,534,105
Represented by
Trust capital	$7,441,534,105
Total — representing net assets applicable to outstanding capital stock	$7,441,534,105
Class 2
Net assets	$7,441,534,105
Shares outstanding	659,221,255
Net asset value per share	$11.29

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$9,368,334
Dividends — affiliated issuers	41,992,440
Interest	1,524,855
Total income	52,885,629
Expenses:
Investment management fees	11,898,343
Distribution and/or service fees
Class 2	17,147,120
Transfer agent fees
Class 2	1,208,463
Administration fees	2,051,001
Compensation of board members	143,863
Custodian fees	51,532
Printing and postage fees	146,802
Audit fees	22,490
Legal fees	237,461
Chief compliance officer expenses	3,405
Other	107,538
Total expenses	33,018,018
Net investment income	19,867,611
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(8,823,898)
Investments — affiliated issuers	29,488,371
Capital gain distributions from underlying affiliated funds	62,095,424
Foreign currency translations	229,820
Forward foreign currency exchange contracts	325,285
Futures contracts	(98,272,017)
Options purchased	(1,043,526)
Net realized loss	(16,000,541)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	4,597,616
Investments — affiliated issuers	(209,031,877)
Foreign currency translations	20,589
Forward foreign currency exchange contracts	(23,286)
Futures contracts	(22,399,314)
Options purchased	(38,652,549)
Net change in unrealized depreciation	(265,488,821)
Net realized and unrealized loss	(281,489,362)
Net decrease in net assets from operations	$(261,621,751)

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$19,867,611	$10,943,518
Net realized gain (loss)	(16,000,541)	86,367,877
Net change in unrealized appreciation (depreciation)	(265,488,821)	119,211,476
Net increase (decrease) in net assets resulting from operations	(261,621,751)	216,522,871
Increase in net assets from capital stock activity	1,697,673,651	3,796,906,723
Total increase in net assets	1,436,051,900	4,013,429,594
Net assets at beginning of year	6,005,482,205	1,992,052,611
Net assets at end of year	$7,441,534,105	$6,005,482,205

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	147,549,141	1,727,373,535	336,175,775	3,806,601,755
Redemptions	(2,552,566)	(29,699,884)	(850,875)	(9,695,032)
Net increase	144,996,575	1,697,673,651	335,324,900	3,796,906,723
Total net increase	144,996,575	1,697,673,651	335,324,900	3,796,906,723

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$11.68	$11.14	$10.00
Income from investment operations:
Net investment income	0.03	0.03	0.02
Net realized and unrealized gain (loss)	(0.42)	0.51	1.12
Total from investment operations	(0.39)	0.54	1.14
Net asset value, end of period	$11.29	$11.68	$11.14
Total return	(3.34%)	4.85%	11.40%
Ratios to average net assets(b)
Total gross expenses	0.48%	0.49%	0.53	%(c)
Total net expenses(d)	0.48%	0.49%	0.51	%(c)
Net investment income	0.29%	0.26%	0.27	%(c)
Supplemental data
Net assets, end of period (in thousands)	$7,441,534	$6,005,482	$1,992,053
Portfolio turnover	74%	47%	36%

Notes to Financial Highlights

(a)  Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the NYSE on the valuation date.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	12,128,860	*
Equity risk	Investments, at value — Options purchased	125,553,050
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	35,136
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	3,266,372	*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	2,332,627	*
Total		143,316,045
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	5,248,190	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,619
Foreign exchange risk	Component of trust capital — unrealized depreciation on futures contracts	402,820	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	878,649	*
Total		6,532,278

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Total ($)
Commodity-related investment risk	—	3,046,950	—	3,046,950
Equity risk	—	(89,108,551)	(1,043,526)	(90,152,077)
Foreign exchange risk	325,285	(5,269,097)	—	(4,943,812)
Interest rate risk	—	(6,941,319)	—	(6,941,319)
Total	325,285	(98,272,017)	(1,043,526)	(98,990,258)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	—	(21,383,567)	(38,652,549)	(60,036,116)
Foreign exchange risk	(23,286)	2,863,552	—	2,840,266
Interest rate risk	—	(3,879,299)	—	(3,879,299)
Total	(23,286)	(22,399,314)	(38,652,549)	(61,075,149)

Annual Report 2015
27

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	2,373,742,499
Futures contracts — Short	616,963,728
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	131,623,236
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	25,463	(12,439)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

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28

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2015:

	Deutsche Bank ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	16,815	—	18,321	35,136
Options purchased puts	125,553,050	—	—	—	125,553,050
Total Assets	125,553,050	16,815	—	18,321	125,588,186
Liabilities
Forward foreign currency exchange contracts	—	—	2,619	—	2,619
Total Liabilities	—	—	2,619	—	2,619
Total Financial and Derivative Net Assets	125,553,050	16,815	(2,619)	18,321	125,585,567
Total collateral received (pledged)(a)	—	—	—	—	—
Net Amount(b)	125,553,050	16,815	(2,619)	18,321	125,585,567

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to

Annual Report 2015
29

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.17% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than Underlying Funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.03% of the Fund's average daily net assets.

Annual Report 2015
30

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the year ended December 31, 2015, the Fund's effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 through June 30, 2015	Contractual Expense Cap Prior to May 1, 2015
Class 2	1.10%	1.10%	1.10%

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $5,259,051,511 and $4,017,503,918, respectively, for the year ended December 31, 2015, of which $1,824,253,571 and $1,761,657,168, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The

Annual Report 2015
31

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2015
32

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
33

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Managed Volatility Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Growth Fund (the "Fund," a series of Columbia Funds Variable Insurance Trust) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 22, 2016

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Partner, Perkins Coie LLP (law firm)	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Annual Report 2015
40

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
41

Columbia Variable Portfolio — Managed Volatility Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6598 E (2/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifteen series of the registrant whose report to stockholders are included in this annual filing.  Fee information for fiscal year end 2015 includes fees for one fund that liquidated during the period. Fee information for fiscal year end 2014 includes fees for two funds that commenced operations during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$305,400	$311,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$6,000	$6,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2015 and December 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$74,700	$46,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2015 and 2014, also include Tax Fees for agreed-upon procedures related to foreign tax filings.  Fiscal year 2015 also includes Tax Fees for agreed-upon procedures for a fund merger and the review of a final tax return.

During the fiscal years ended December 31, 2015 and December 31, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$225,000	$325,000

In fiscal years 2015 and 2014, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$305,700	$378,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 22, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 22, 2016